                                          REGISTRATION STATEMENT NO. 333-118412
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST- EFFECTIVE AMENDMENT NO. 1


                               -----------------

                        THE TRAVELERS INSURANCE COMPANY
                             (Name of Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                              (Name of Depositor)

                One Cityplace, Hartford, Connecticut 06103-3415
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 308-1000


                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

                        The Travelers Insurance Company

                      One Cityplace, Hartford Connecticut

                    (Name and Address of Agent for Service)

                               -----------------


                                  COPIES TO:
                                Diane E. Ambler
                  Krikpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, NW
                             Washington, DC 20006

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.


================================================================================

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                    METLIFE RETIREMENT PERSPECTIVES ("MRP")
              (Formerly Travelers Retirement Perspectives "TRP")

                                  PROSPECTUS

This prospectus describes MRP, Gold Track VSP (also referred to as "Very Small Plan" or "VSP"), and Unregistered Gold Track, each a group variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company)* (the "Company," "us" or "we") designed to fund plans ("Plans") established under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company is not a party to the Plan. Under some circumstances the Plans may also enter into agreements for services from a Third Party Administrator, whose services are separate and distinct from the Contracts, and a separate fee is payable to the Third Party Administrator by the Plan. Amounts held under the Plans may be entitled to tax -- deferred treatment under the Code.

Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non -- tax related benefits.

THE CONTRACT'S VALUE WILL VARY DAILY TO REFLECT THE INVESTMENT EXPERIENCE OF THE FUNDING OPTIONS YOU SELECT AND THE INTEREST CREDITED TO THE FIXED ACCOUNT. THE FUNDING OPTIONS AVAILABLE THROUGH METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES (FORMERLY TRAVELERS SEPARATE ACCOUNT
QPN for Variable Annuities) purchased on or after May 1, 2006 are:


American Funds Insurance Series -- Class 2
 American Funds Global Growth Fund
 American Funds Growth Fund
American Funds Growth -- Income Fund
Dreyfus Variable Investment Fund -- Initial Shares
 Dreyfus Variable Investment Fund Appreciation Portfolio
 Dreyfus Variable Investment Fund Developing Leaders Portfolio
Franklin Templeton Variable Insurance Products Trust -- Class 2
 Templeton Developing Markets Securities Fund
 Templeton Foreign Securities Fund
Janus Aspen Series -- Service Shares
 Mid Cap Growth Portfolio
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Portfolio
Legg Mason Partners Investment Funds, Inc. --
 Legg Mason Partners Investment Grade Bond Fund -- Class A+
Legg Mason Partners Variable Portfolios I, Inc. -- Class I
 Legg Mason Partners Variable All Cap Portfolio+
 Legg Mason Partners Variable High Yield Bond Portfolio+
 Legg Mason Partners Variable Investors Portfolio+
 Legg Mason Partners Variable Total Return Portfolio+
Legg Mason Partners Variable Portfolios II
 Legg Mason Partners Variable Appreciation Portfolio+
 Legg Mason Partners Variable Equity Index Portfolio -- Class II+
Legg Mason Partners Variable Portfolios III, Inc.
 Legg Mason Partners Variable Adjustable Rate Income Portfolio+
 Legg Mason Partners Variable Aggressive Growth Portfolio+
 Legg Mason Partners Variable Large Cap Growth Portfolio+
 Legg Mason Partners Variable Money Market Portfolio+
 Legg Mason Partners Variable Social Awareness Stock Portfolio+
Legg Mason Partners Variable Portfolios V
 Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio+ Met Investors Series Trust
 Batterymarch Mid-Cap Stock Portfolio -- Class A+
 Dreman Small-Cap Value Portfolio -- Class A+
 Federated High Yield Portfolio -- Class A


 Harris Oakmark International Portfolio -- Class A+
 Janus Capital Appreciation Portfolio -- Class A+
 Legg Mason Partners Managed Assets Portfolio -- Class A+
 Lord Abbett Bond Debenture Portfolio -- Class A+
 Lord Abbett Growth and Income Portfolio -- Class B+
 Lord Abbett Mid-Cap Value Portfolio - Class B+
 Mercury Large-Cap Core Portfolio -- Class A+
 Met/AIM Capital Appreciation Portfolio -- Class A+
 Met/AIM Small Cap Growth Portfolio -- Class A+
 MFS(R) Value Portfolio -- Class A+
 Neuberger Berman Real Estate Portfolio -- Class A+
 Pioneer Fund Portfolio -- Class A+
 Pioneer Mid-Cap Value Portfolio -- Class A+
 Pioneer Strategic Income Portfolio -- Class A+
Metropolitan Series Fund, Inc.
 BlackRock Aggressive Growth Portfolio -- Class D+
 BlackRock Bond Income Portfolio -- Class A+
 FI Large Cap Portfolio -- Class A+
 FI Value Leaders Portfolio -- Class D+
 MFS(R) Total Return Portfolio -- Class F+
 T. Rowe Price Large Cap Growth Portfolio -- Class B+
 Western Asset Management High Yield Bond Portfolio -- Class A+
 Western Asset Management U.S. Government Portfolio -- Class A+
PIMCO Variable Insurance Trust -- Administrative Class
 Real Return Portfolio
 Total Return Portfolio
Putnam Variable Trust -- Class IB
 Putnam VT Small Cap Value Fund
Templeton Growth Fund, Inc. -- Class A
Van Kampen Life Investment Trust -- Class II
 Van Kampen Life Investment Trust Comstock Portfolio
Variable Insurance Products Fund -- Service Class 2
 VIP Contrafund(R) Portfolio
 VIP Mid Cap Portfolio
Metropolitan Series Fund, Inc.
 Asset Allocation Portfolios -- Class B+
 MetLife Conservative Allocation Portfolio
 MetLife Conservative to Moderate Allocation Portfolio+
 MetLife Moderate Allocation Portfolio+
 MetLife Moderate to Aggressive Allocation Portfolio+
 MetLife Aggressive Allocation Portfolio+

--------

 (+)This Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix B "Additional Information Regarding the Underlying Funds".


The Contract, certain contract features and/or some of the funding options may not be available in all states.
This prospectus sets forth the information that you should know before investing in the Contract. This prospectus should be kept for future reference. You can receive additional information about your Contract by requesting a Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC") and it is incorporated by reference into this prospectus. To request a copy, write to MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, Hartford, CT 06103- 3415, call 1- 800 - 233 - 3591, or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.
This prospectus provides the necessary information to make a decision on purchasing the Contract. More information about the Funding Options may be found in the prospectuses for the Funding In general, this prospectus describes the variable portion of the Contract. The Contract may contain a Fixed Account Option that is described in a separate prospectus. Please read the Glossary prior to reading this prospectus to become familiar with the terms being used.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                         PROSPECTUS DATED: MAY 1, 2006
--------

 * The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

                               TABLE OF CONTENTS


Glossary...................................................................  3
Summary....................................................................  5
Fee Table..................................................................  8
Condensed Financial Information............................................ 17
The Annuity Contract....................................................... 17
 General................................................................... 17
 Contract Owner Inquiries.................................................. 17
 Allocated Contracts....................................................... 18
 Unallocated Contracts..................................................... 18
 Purchase Payments......................................................... 18
 Crediting Purchase Payments............................................... 18
 Accumulation Units........................................................ 18
 Account Value............................................................. 19
 The Variable Funding Options.............................................. 19
Charges and Deductions Under the Contract.................................. 25
 General................................................................... 25
 Sales Loads............................................................... 26
 Daily Asset Charge........................................................ 28
 Variable Liquidity Benefit Charge......................................... 29
 Funding Option Charges.................................................... 30
 Semi-Annual Administrative Charge......................................... 30
 Installation Charge....................................................... 30
 Premium Tax............................................................... 30
 Changes in Taxes Based upon Premium or Value.............................. 30
 Asset Allocation Services................................................. 30
 TPA Administrative Charges................................................ 31
Transfers.................................................................. 31
 Transfers of Cash Value between Funding Options........................... 31
 Market Timing/Excessive Trading........................................... 31
 Dollar Cost Averaging (Transfers)......................................... 33
 Transfers from Funding Options to Contracts Not Issued by Us.............. 34
 Transfers to or from Other Contracts Issued by Us......................... 34
 Transfers from Contracts Not Issued by Us................................. 34
Asset Allocation Services.................................................. 34
 General................................................................... 34
 Managed Advisory Portfolio Program........................................ 35
 Program Fees -- Deductions from Contract Value............................ 36
Access To Your Money....................................................... 36
 Systematic Withdrawals.................................................... 37
Ownership Provisions....................................................... 37
 Types of Ownership........................................................ 37
 Contract Owner............................................................ 37
 Beneficiary............................................................... 37
Death Benefit.............................................................. 38
 Death Benefits Prior to the Annuity Commencement Date..................... 38


The Annuity Period.........................................................  38
 Maturity Date (Annuity Commencement Date).................................  38
 Allocation of Annuity.....................................................  39
 Variable Annuity..........................................................  39
 Determination of First Annuity Payment....................................  39
 Determination of Second and Subsequent Annuity Payments...................  39
 Fixed Annuity.............................................................  39
 Election of Options.......................................................  40
 Misstatement..............................................................  40
 Retired Life Certificate..................................................  40
 Allocation of Cash Surrender Value During the Annuity Period..............  40
 Annuity Options...........................................................  40
 Variable Liquidity Benefit................................................  41
Miscellaneous Contract Provisions..........................................  42
 Contract and Participant's Individual Account Termination.................  42
 Suspension of Payments....................................................  42
The Separate Account.......................................................  42
 Performance Information...................................................  43
Federal Tax Considerations.................................................  44
 General Taxation of Annuities.............................................  44
   Qualified Annuity Contracts.............................................  45
 Taxation of Qualified Annuity Contracts...................................  45
 Mandatory Distributions for Qualified Plans...............................  45
 Designated ROTH Accounts..................................................  47
Other Tax Considerations...................................................  50
 Penalty Tax for Premature Distributions...................................  50
 Puerto Rico Tax Considerations............................................  50
 Non Resident Aliens.......................................................  51
   Hurricane Relief........................................................  51
Other Information..........................................................  52
 The Insurance Company.....................................................  52
 Financial Statements......................................................  52
 Distribution of the Contracts.............................................  52
 Conformity with State and Federal Laws....................................  54
 Voting Rights.............................................................  54
 Contract Modification.....................................................  55
 Postponement of Payment (the "Emergency Procedure").......................  55
Restrictions on Financial Transactions.....................................  55
 Legal Proceedings.........................................................  55
Appendix A Condensed Financial Information................................. A-1
Appendix B Additional Information Regarding the Underlying Funds- Mergers,
 Substitution or Name Change............................................... B-1
Appendix C Portfolio Legal Names and Marketing Names....................... C-1
Appendix D Contents of the Statement of Additional Information............. D-1

                                   GLOSSARY

ACCUMULATION PERIOD -- The period before the commencement of Annuity payments.

ACCUMULATION UNIT -- An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUITANT -- A person on whose life the Annuity payments are to be made under a Contract.

ANNUITY -- Payment of income for a stated period or amount.

ANNUITY COMMENCEMENT DATE -- The date on which Annuity payments are to begin.

ANNUITY PERIOD -- The period following commencement of Annuity payments.

BENEFICIARY(IES) -- The person(s) or trustee designated to receive contract values in the event of a Participant's or Annuitant's death.

CASH SURRENDER VALUE -- The Cash Value less any amounts deducted upon surrender.

CASH VALUE -- The value of the Accumulation Units in Your Account or a Participant's Individual Account less any reductions for administrative charges. Sometimes referred to as "Account Value."

CODE -- The Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.


COMPANY (WE, US, OUR) -- MetLife Insurance Company of Connecticut.


COMPETING FUND -- Any investment option under the Plan, which in our opinion, consists primarily of fixed income securities and/or money market instruments.

CONTRACT DATE -- The date on which the Contract becomes effective, as shown on the specifications page of the Contract.

CONTRACT OWNER (YOU, YOUR) -- The Trustee or entity owning the Contract.

CONTRACT YEAR -- The twelve month period commencing with the Contract Date or with any anniversary thereof.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

ERISA DISCLOSURE AND ACKNOWLEDGMENT FORM -- The document required under the Employee Retirement Income Security Act regarding commissions paid to agents involved in the contract sale.

EXCESS PLAN CONTRIBUTIONS -- Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the plan administrator.

FIXED ACCOUNT -- Part of the General Account of the Company.

FIXED ANNUITY -- An Annuity with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.

FUNDING OPTIONS -- The variable investment options to which Purchase Payments under the Contract may be allocated.

GENERAL ACCOUNT -- The Company's General Account in which amounts are held if directed to the Fixed Account during the Accumulation Period and in which reserves are maintained for Fixed Annuities during the Annuity Period.

HOME OFFICE -- MetLife Insurance Company of Connecticut, One Cityplace, Hartford, CT 06103, or any other office that we may designate for the purpose of administering this contract.


MATURITY DATE -- The date on which the Annuity payments are to begin.

PARTICIPANT -- An eligible person who is a member in the Plan.

PARTICIPANT'S INDIVIDUAL ACCOUNT -- An account to which Accumulation Units are credited to a Participant or Beneficiary under the Contract.

PURCHASE PAYMENTS -- Payments made to the Contract.

PLAN -- An employer's retirement plan that qualifies for special tax treatment under section 401 of the Code.


SEPARATE ACCOUNT -- MetLife of CT Separate Account QPN for Variable Annuities. A segregated account exempt from registration with the Securities and Exchange Commission pursuant to Section 3(c)(11) of the Investment Company Act of 1940, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.


SUBACCOUNT -- The portion of the assets of the Separate Account that is allocated to a particular Underlying Fund.

THIRD PARTY ADMINISTRATOR ("TPA") -- An entity that has contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.

UNDERLYING FUND -- A portfolio of an open -- end management investment company that is registered with the Securities and Exchange Commission in which the Subaccounts invest.

VALUATION DATE -- A day on which the New York Stock Exchange is open for business. The value of the Separate Account is determined at the close of the New York Stock Exchange on such days.

VALUATION PERIOD -- The Period between the end of one Valuation Date and the end of the next Valuation Date.

VARIABLE ANNUITY -- An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

WRITTEN REQUEST -- Instructions in a written form, satisfactory to us, and received at the Home Office.

YOUR ACCOUNT -- Accumulation Units credited to you under this Contract.

                                   SUMMARY:


                    METLIFE RETIREMENT PERSPECTIVES ANNUITY


This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACTS? The Contracts offered by MetLife Insurance Company of Connecticut are designed for use in conjunction with certain qualified plans including tax-qualified pension or profit-sharing plans under Section 401 of the Code. The minimum Purchase Payment allowed is an average of $1,000 annually per Participant's Individual Account, or $10,000 annually per Contract. The maximum Purchase Payment allowed without Company approval is $3,000,000.


Because of the size of these Contracts, the possible involvement of third party administrators ("TPAs"), the allocated or unallocated nature of the Contract, and a competitive bidding process, which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Plan to the next. The Contract design allows the Company maximum flexibility, within the limitations imposed by law, to "custom design" a charge structure that is likely to be acceptable to a particular prospective Contract Owner.

We offer a group allocated Contract designed to record information for all present and future Participants under the Contract. At the Contract Owner's direction, we will establish Participant Individual Accounts for each Participant in the Plan. All Purchase Payments are allocated among the available Funding Options under the Contract, as directed by the Contract Owner. If the Contract Owner provides written authorization, Participants can make individual allocations among the available Funding Options selected by the Plan. We will satisfy distribution requests from the Participant's Individual Accounts.

We also offer an unallocated annuity Contract, designed for use with certain Plans where the employer has secured the services of a TPA to provide, among other things, participant level recordkeeping services. All Purchase Payments are allocated among the available Funding Options under the Contract, as directed by the Contract Owner. There are not individual allocations under the unallocated Contracts for individual Participants. The Contract Owner, through the TPA, must maintain records of the account balance for each Participant.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, pre-tax contributions accumulate on a tax deferred basis and are taxed as income upon withdrawal, presumably when the Participant is in a lower tax bracket. The payout phase occurs when amounts attributable to a Participant are distributed from the Contract. The amount of money accumulated in the Contract determines the amount of income paid out during the payout phase.


During the payout phase, Participants may choose to receive Annuity payments in the form of a variable annuity, a fixed annuity or a combination of both.


Once Participants choose one of the annuity options and begin to receive payments, it cannot be changed. During the payout phase, Participants have the same investment choices they had during the accumulation phase. If amounts are directed to the Funding Options, the dollar amount of the payments may increase or decrease.

WHO IS THE CONTRACT ISSUED TO? The contract is issued to a Plan trustee. Where we refer to "you," we are referring to the Plan trustee. The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated contracts provide for fixed (General Account) and variable (Separate Account) accumulations and annuity payouts. Where we refer to your Contract, we are referring to a group Contract. We hold all Purchase Payments under the Contract at your direction. As Contract Owner, you have all rights in and obligations of the Contract. For unallocated Contracts, we will take direction only from you or your designee regarding amounts held in the Contract. For allocated Contracts, you may authorize us to take direction from Plan Participants regarding allocation of their individual account balances, DCA, transfers and auto-rebalancing. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, automatic rebalancing, systematic withdrawals, etc.). Your retirement plan provisions supercede the prospectus. If Participants have any questions about your specific retirement plan, they should contact your Plan administrators. The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.


CAN YOU GIVE A GENERAL DESCRIPTION OF THE FUNDING OPTIONS AND HOW THEY OPERATE? The Funding Options represent Subaccounts of the Separate Account. You can direct the Separate Account, through its Subaccounts, to use Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. If the Contract is an allocated Contract, you can authorize Participants to direct their Purchase Payments to purchase shares of one or more of the Underlying Funds. Depending on which Subaccounts you (or for allocated Contracts, Participants) select, the Underlying Funds may be retail funds that are available to the public or they may be mutual funds that are only available to insurance company separate accounts. Depending on market conditions, you (or for allocated Contracts, Participants) may make or lose money in any of these Funding Options.

You can transfer among the variable Funding Options without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may also transfer between the Fixed Account and the variable Funding Options at least once every six months, provided you transfer no more than 20% of the Fixed Account value out in any Contract Year. Additional restrictions may apply, please see the Fixed Account prospectus for more information. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least three months from the date of the transfer.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. For allocated Contracts we may deduct a semi-annual contract administrative fee of $15 from each Participant Individual Account. We deduct a maximum Daily Asset Charge (also called the mortality and expense risk charge or M&E charge daily of 1.50% (1.30% for unallocated Contracts in Florida) of the amounts you or Participants direct to the Funding Options. Each Funding Option also charges for management costs and other expenses.


The Contract will specify whether a surrender charge or a contingent deferred sales charge applies to amounts withdrawn from the Contract. Only one of the charges will apply to your Contract. The amount of the surrender charge depends on the aggregate assets in the Contract at the time the Contract is issued and the length of time the Contract has been in force. For Contracts with aggregate assets less than $1,000,000 as of the Contract's effective date, the maximum surrender charge is 5% of the amount surrendered in the first Contract Year, 4% in year two, 3% in year three, 2% in year four, 1% in year five, and 0% beginning in the sixth year. Contracts with aggregate assets of $1,000,000 or more as of the Contract's effective date will not have a surrender charge. For Contracts issued before May 24, 2005, the maximum surrender charge is 5% of the amount surrendered in the first two Contract Years, up to 4% in years three and four, up to 3% in years five and six, up to 2% in years seven and eight, and 0% beginning in the ninth year. Contracts issued prior to May 24, 2005 may instead provide for a contingent deferred sales charge. The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made.

If you withdraw all amounts under the Contract, or if you or Participants begin receiving annuity/income payments, we may be required by your state to deduct a premium tax.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you selected and are eligible for the Managed Advisory Portfolio Program, which is an asset allocation program, the maximum charge is 0.80% annually deducted from amounts in the Variable Funding Options.


HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before tax dollars. Generally, Participants will be taxed on Purchase Payments allocated to their Individual Account and on any earnings upon a withdrawal or receipt of Annuity payments. If a Participant is younger than age 59 1/2 when he or she makes a withdrawal, the Participant may be charged a 10% federal penalty tax on the amount withdrawn. Participants may be required by federal tax laws to begin receiving payments from their Individual Account annuity or risk paying a penalty tax.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? For allocated Contracts, a death benefit is provided in the event of death of the Participant under a Participant's Individual Account prior to the earlier of the Participant's 75th birthday or the Annuity Commencement Date. For unallocated Contracts, a death benefit is only available with the Company's approval, and may not be available in all jurisdictions.


WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit Values.


ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     . DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     . AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     . SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals may be subject to a withdrawal charge.


     . ASSET ALLOCATION SERVICES. Effective May 1, 2006, the Managed Advisory Portfolio Program (the "program" or "MAPP") is closed to new qualified retirement plans. Participants who enrolled prior to May 1, 2006, may continue to make Purchase Payments into the program and participants in qualified retirement plans in which MAPP is available on May 1, 2006, may continue to enroll into the program. Effective July 1, 2006, MAPP will be closed to new participants in qualified retirement plans in which MAPP is available. Participants who enrolled in the program prior to July 1, 2006, may continue to make additional Purchase Payments into the program. Participants who cancel enrollment in the program may not re-enroll. Participants in the program enter into a separate investment advisory agreement with Tower Square Securities Inc. ("Tower Square"), an affiliate of the Company, for the purpose of receiving asset allocation advice under the program. Under the program, participants allocate Contract Value according to one of six asset allocation model portfolios developed by Standard & Poor's Investment Advisory Services LLC ("Standard & Poor's"), an investment adviser that Tower Square engaged to create the Program. The program is not a part of the Contract issued by the Company, and you are not required to participate in the program. The program is fully described in a separate disclosure statement prepared by Tower Square.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

MAXIMUM TRANSACTION EXPENSES

SURRENDER CHARGE:.....................................................    5%/(1), (2), (3)/
(AS A PERCENTAGE OF AMOUNT SURRENDERED)

CONTINGENT DEFERRED SALES CHARGE:.....................................  5.5% (Only Contracts issued prior to May 24, 2005)
(AS A PERCENTAGE OF PURCHASE PAYMENTS WITHDRAWN)

If withdrawn within 5 years after the Purchase Payment is made:        5.50%
If withdrawn 5 or more years after the Purchase Payment is made:          0%

VARIABLE LIQUIDITY BENEFIT CHARGE:....................................
                                                                          5%/(3), (4)/
(AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY
PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE
THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET
INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS)

--------
 (1)For Contracts issued after May 24, 2005, the surrender charge will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. If the expected level of aggregate Contract assets during the first Contract Year is less than $1,000,000, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

    If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.
 (2)For Contracts issued before May 24, 2005, the surrender charge declines to zero after the end of the 8th Contract Year. The charge is as follows:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             2 years           5%
        2 years             4 years           4%
        4 years             6 years           3%
        6 years             8 years           2%
        8+ years                              0%

 (3)A Contract will have either a surrender charge or a contingent deferred sales charge, depending on the issue date.

 (4)This withdrawal charge only applies when an Annuitant makes a surrender after beginning to receive Annuity payments. For Contracts issued on or after May 24, 2005, the charge is as follows:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

For Contracts issued before May 24, 2005, the charge is as follows:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             2 years           5%
        2 years             4 years           4%
        4 years             6 years           3%
        6 years             8 years           2%
        8+ years                              0%

SEMI-ANNUAL ADMINISTRATIVE CHARGE:.................................... $   15
Per Participant Individual Account (Allocated Contracts only)

INSTALLATION CHARGE:.................................................. $1,000/(5)/
One-time charge applicable to allocated Contracts that has an average per participant balance of less than $5,000 as of the Effective Date of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

MAXIMUM ANNUAL SEPARATE ACCOUNT CHARGES

RANGE OF DAILY ASSET (MORTALITY & EXPENSE RISK) CHARGE/(6(7))/

 AGGREGATE CONTRACT ASSETS  TOTAL ANNUAL DAILY ASSET CHARGE
--------------------------- -------------------------------
     $0 -- $249,999.99                   1.50%
  $250,000 -- $999,999.99                1.30%
$1,000,000 -- $2,999,999.99              1.05%
    $3,000,000 and over                  0.80%

We may reduce or eliminate the surrender charge, the contingent deferred sales charge, the semi-annual account charge and/or the daily asset charge under the Contract. See "Charges and Deductions" below.

MANAGED ADVISORY PORTFOLIO PROGRAM

Effective May 1, 2006, MAPP is closed to new plans. Participants who enrolled prior to May 1, 2006, may continue to make Purchase Payments into the program and participants in plans in which MAPP is available on May 1, 2006, may continue to enroll into the program. Effective July 1, 2006, MAPP will be closed to new plan participants in plans in which MAPP is available. Participants who enrolled in the program prior to July 1, 2006, may continue to make additional Purchase Payments into the program. Participants who cancel enrollment in the program may not re-enroll.

The following table describes the annual investment advisory fee for clients who have entered into or are eligble to select an investment advisory agreement to participate in Tower Square's Managed Advisory Portfolio Program.



                                       MAXIMUM ANNUAL FEE FOR
     CONTRACT VALUE                       MANAGED ADVISORY
EQUAL TO OR GREATER THAN BUT LESS THAN PORTFOLIO PROGRAM/(8)/
------------------------ ------------- ----------------------
          $0               $25,000             0.80%
        $25,000            $50,000             0.65%
        $50,000            $75,000             0.50%
        $75,000            $100,000            0.35%
       $100,000+                               0.20%


 (5)The Installation Charge is generally paid by the plan sponsor, who may or may not allocate it among Participant accounts.
 (6)The Daily Asset Charge will depend on the expected Aggregate Contract Assets during the first Contract year, as determined by the Company.

 (7)We are waiving the following amounts of the M&E charge on these
    Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. and an amount equal to the underlying fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust.
 (8)The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1.800.233.3591.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                                    MINIMUM MAXIMUM
                                                                                    ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees,
distribution and/or service fees (12b-1) fees, and other expenses).................  0.47%   4.47%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                    DISTRIBUTION                        CONTRACTUAL FEE NET TOTAL
                                                       AND/OR              TOTAL ANNUAL     WAIVER       ANNUAL
                                        MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING
UNDERLYING FUND:                           FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
----------------                        ---------- -------------- -------- ------------ --------------- ---------
AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth Fund --
   Class 2*............................   0.58%        0.25%       0.04%      0.87%           --          0.87%
  American Funds Growth Fund -- Class
   2*..................................   0.33%        0.25%       0.02%      0.60%           --          0.60%
  American Funds Growth-Income Fund --
   Class 2*............................   0.28%        0.25%       0.01%      0.54%           --          0.54%

                                                         DISTRIBUTION                        CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR              TOTAL ANNUAL     WAIVER         ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES
----------------                             ---------- -------------- -------- ------------ --------------- -------------
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment Fund --
   Appreciation Portfolio -- Initial Shares.   0.75%         --         0.05%      0.80%           --        0.80%
  Dreyfus Variable Investment Fund
   Developing Leaders Portfolio Initial
   Shares...................................   0.75%         --         0.06%      0.81%           --        0.81%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid Cap Growth Securities
   Fund -- Class 2*+........................   0.48%        0.25%       0.28%      1.01%          0.02%      0.99%/(1)(2)/
  Templeton Developing Markets Securities
   Fund -- Class 2*.........................   1.24%        0.25%       0.29%      1.78%           --        1.78%
  Templeton Foreign Securities Fund --
   Class 2*.................................   0.65%        0.25%       0.17%      1.07%          0.05%      1.02%/(2)/
JANUS ASPEN SERIES
  Global Life Sciences Portfolio -- Service
   Shares*+.................................   0.64%        0.25%       0.31%      1.20%           --        1.20%
  Global Technology Portfolio -- Service
   Shares*+.................................   0.64%        0.25%       0.09%      0.98%           --        0.98%
  Mid Cap Growth Portfolio -- Service
   Shares*..................................   0.64%        0.25%       0.03%      0.92%           --        0.92%
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio*....   0.75%        0.25%       0.22%      1.22%           --        1.22%/(12)/
LEGG MASON PARTNERS INVESTMENT FUNDS, INC
  Legg Mason Partners Investment Grade
   Bond Fund -- Class A*....................   0.63%        0.25%       0.17%      1.05%           --        1.05%
LEGG MASON PARTNERS INVESTMENT TRUST
  Legg Mason Partners S&P 500 Index Fund
   -- Class A*+.............................   0.25%        0.20%       0.14%      0.59%           --        0.59%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
INC.
  Legg Mason Partners Variable All Cap
   Portfolio -- Class I.....................   0.75%         --         0.07%      0.82%           --        0.82%
  Legg Mason Partners Variable High Yield
   Bond Portfolio -- Class I................   0.80%         --         0.30%      1.10%           --        1.10%/(3)/
  Legg Mason Partners Variable Investors
   Portfolio -- Class I.....................   0.65%         --         0.06%      0.71%           --        0.71%
  Legg Mason Partners Variable Total Return
   Portfolio -- Class I.....................   0.75%         --         0.18%      0.93%           --        0.93%/(3)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable
   Appreciation Portfolio...................   0.70%         --         0.02%      0.72%           --        0.72%
  Legg Mason Partners Variable Equity Index
   Portfolio -- Class II*...................   0.31%        0.25%       0.03%      0.59%           --        0.59%

                                                         DISTRIBUTION                        CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR              TOTAL ANNUAL     WAIVER         ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES
----------------                             ---------- -------------- -------- ------------ --------------- --------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
INC.
  Legg Mason Partners Variable Adjustable
   Rate Income Portfolio*++.................   0.55%        0.25%       0.28%      1.08%           --        1.08%/(4)/
  Legg Mason Partners Variable Aggressive
   Growth Portfolio++.......................   0.75%         --         0.02%      0.77%           --        0.77%/(4)/
  Legg Mason Partners Variable Large Cap
   Growth Portfolio++.......................   0.75%         --         0.04%      0.79%           --        0.79%/(4)/
  Legg Mason Partners Variable Money
   Market Portfolio++.......................   0.45%         --         0.02%      0.47%           --        0.47%/(4)/
  Legg Mason Partners Variable Social
   Awareness Stock Portfolio++..............   0.71%         --         0.04%      0.75%           --        0.75%/(5)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
  Legg Mason Partners Variable Small Cap
   Growth Opportunities Portfolio...........   0.75%         --         0.30%      1.05%           --        1.05%
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock Portfolio --
   Class A..................................   0.70%         --         0.10%      0.80%           --        0.80%/(14)/
  Dreman Small-Cap Value Portfolio --
   Class A..................................   0.83%         --         3.64%      4.47%          3.37%      1.10%/(6)(14)/
  Federated High Yield Portfolio -- Class
   A........................................   0.60%         --         0.21%      0.81%           --        0.81%/(14)/
  Harris Oakmark International Portfolio --
   Class A..................................   0.82%         --         0.13%      0.95%           --        0.95%
  Janus Capital Appreciation Portfolio --
   Class A..................................   0.65%         --         0.09%      0.74%           --        0.74%/(14)/
  Legg Mason Partners Managed Assets
   Portfolio -- Class A.....................   0.50%         --         0.09%      0.59%           --        0.59%/(14)/
  Lord Abbett Bond Debenture Portfolio --
   Class A..................................   0.51%         --         0.05%      0.56%           --        0.56%
  Lord Abbett Growth and Income Portfolio
   -- Class B*..............................   0.50%        0.25%       0.04%      0.79%           --        0.79%/(13)/
  Lord Abbett Mid-Cap Value Portfolio --
   Class B*.................................   0.68%        0.25%       0.08%      1.01%           --        1.01%
  Mercury Large-Cap Core Portfolio -- Class
   A........................................   0.78%         --         0.12%      0.90%           --        0.90%/(14)/
  Met/AIM Capital Appreciation Portfolio --
   Class A..................................   0.76%         --         0.05%      0.81%           --        0.81%/(14)/
  Met/AIM Small Cap Growth Portfolio --
   Class A..................................   0.90%         --         0.10%      1.00%           --        1.00%/(6)/
  MFS(R) Value Portfolio -- Class A.........   0.73%         --         0.24%      0.97%           --        0.97%/(14)/
  Neuberger Berman Real Estate Portfolio --
   Class A..................................   0.67%         --         0.03%      0.70%           --        0.70%/(8)/
  Pioneer Fund Portfolio -- Class A.........   0.75%         --         0.28%      1.03%          0.03%      1.00%/(6)(14)/
  Pioneer Mid-Cap Value Portfolio -- Class
   A........................................   0.75%         --         2.84%      3.59%          2.59%      1.00%/(6)(14)/

                                                            DISTRIBUTION                        CONTRACTUAL FEE  NET TOTAL
                                                               AND/OR              TOTAL ANNUAL     WAIVER        ANNUAL
                                                MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                                   FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT   EXPENSES
----------------                                ---------- -------------- -------- ------------ --------------- -----------
  Pioneer Strategic Income Portfolio -- Class
   A...........................................   0.73%         --         0.09%      0.82%           --        0.82%/(14)/
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth Portfolio --
   Class D*....................................   0.73%        0.10%       0.06%      0.89%           --        0.89%
  BlackRock Bond Income Portfolio -- Class
   A...........................................   0.40%         --         0.07%      0.47%           --        0.47%/(7)/
  FI Large Cap Portfolio -- Class A............   0.80%         --         0.06%      0.86%           --        0.86%/(8)/
  FI Value Leaders Portfolio -- Class D*.......   0.66%        0.10%       0.07%      0.83%           --        0.83%
  MFS(R) Total Return Portfolio -- Class F*....   0.57%        0.20%       0.16%      0.93%           --        0.93%/(11)/
  T. Rowe Price Large Cap Growth Portfolio
   -- Class B*.................................   0.60%        0.25%       0.12%      0.97%           --        0.97%/(9)/
  Western Asset Management High Yield
   Bond Portfolio -- Class A...................   0.48%         --         0.12%      0.60%           --        0.60%/(8)/
  Western Asset Management U.S.
   Government Portfolio -- Class A.............   0.54%         --         0.07%      0.61%           --        0.61%
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -- Administrative
   Class.......................................   0.25%         --         0.41%      0.66%           --        0.66%/(10)/
  Total Return Portfolio -- Administrative
   Class.......................................   0.25%         --         0.40%      0.65%           --        0.65%
PUTNAM VARIABLE TRUST
  Putnam VT Small Cap Value Fund -- Class
   IB*.........................................   0.76%        0.25%       0.08%      1.09%           --        1.09%
  Templeton Growth Fund, Inc. -- Class A.......   0.58%        0.25%       0.23%      1.06%           --        1.06%
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment Trust
   Comstock Portfolio Class II*................   0.56%        0.25%       0.03%      0.84%           --        0.84%
  Van Kampen Life Investment Trust
   Emerging Growth Portfolio Class II*+........   0.70%        0.25%       0.07%      1.02%           --        1.02%
VARIABLE INSURANCE PRODUCTS FUND
  VIP Contrafund(R) Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.09%      0.91%           --        0.91%
  VIP Mid Cap Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.12%      0.94%           --        0.94%

ASSET ALLOCATION PORTFOLIOS:


                                                                                                  NET TOTAL
                                                                                                   ANNUAL
                                                                                                  OPERATING
                                                                                                  EXPENSES
                                                                        CONTRACTUAL               INCLUDING
                                     DISTRIBUTION              TOTAL    FEE WAIVER   NET TOTAL       NET
                                        AND/OR                ANNUAL      AND/OR       ANNUAL    EXPENSES OF
                         MANAGEMENT SERVICE (12B-1)  OTHER   OPERATING    EXPENSE    OPERATING   UNDERLYING
UNDERLYING FUND:            FEE          FEES       EXPENSES EXPENSES  REIMBURSEMENT EXPENSES**  PORTFOLIOS
----------------         ---------- --------------- -------- --------- ------------- ---------- -------------
METROPOLITAN SERIES
FUND, INC.
  MetLife Conservative
   Allocation Portfolio
   -- Class B *.........   0.10%         0.25%       0.95%     1.30%       0.95%       0.35%    0.98%/(a)(b)/
  MetLife Conservative
   to Moderate
   Allocation Portfolio
   -- Class B*..........   0.10%         0.25%       0.31%     0.66%       0.31%       0.35%    1.00%/(a)(b)/
  MetLife Moderate
   Allocation Portfolio
   -- Class B*..........   0.10%         0.25%       0.19%     0.54%       0.19%       0.35%    1.04%/(a)(b)/
  MetLife Moderate to
   Aggressive
   Allocation Portfolio
   -- Class B*..........   0.10%         0.25%       0.24%     0.59%       0.24%       0.35%    1.06%/(a)(b)/
  MetLife Aggressive
   Allocation Portfolio
   -- Class B*..........   0.10%         0.25%       1.66%     2.01%       1.66%       0.35%    1.07%/(a)(b)/
MET INVESTORS SERIES
TRUST

--------

 (a)Our affiliate, MetLife Advisers, LLC (the "adviser"), has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%. This subsidy is subject to the Portfolio's obligation to repay the adviser in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class which was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
 (b)These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
 ** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
 +  Closed to new investors.
 ++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.

NOTES
 (1)While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.
 (2)The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).
 (3)The Management fee has been restated to reflect a new management fee schedule that became effective on October 1, 2005.
 (4)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on November 1, 2005.
 (5)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on December 1, 2005.
 (6)Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.10% for the Dreman Small-Cap Value Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the Pioneer Fund Portfolio and 1.00% for the Pioneer Mid-Cap Value Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.04% for the Met/AIM Small Cap Growth Portfolio.
 (7)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.
 (8)The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.
 (9)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.015% on the first $50 million of assets.
(10)Ratio of expenses to average net assets excluding interest expense is 0.65%.
(11)The Management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006
(12)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective December 19, 2005.
(13)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective January 1, 2006.
(14)Fees and expenses for this portfolio are estimated for the year ending December 31, 2006.
EXAMPLES


These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements. The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses.

EXAMPLE 1 (FOR CONTRACTS ISSUED ON OR AFTER MAY 24, 2005, AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS)


                                   IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                        END OF PERIOD SHOWN:         ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   -------------------------------   --------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   ------- ------- -------- ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses......... $1,105   $2,095  $3,055   $5,737   $605    $1,795    $2,955     $5,737
Underlying Fund with Minimum Total
Annual Operating Expenses......... $  712   $  954  $1,222   $2,412   $212    $  654    $1,122     $2,412


EXAMPLE 2 (FOR CONTRACTS ISSUED BEFORE MAY 24, 2005 WITH SURRENDER CHARGE SCHEDULE AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS)


                                    IF CONTRACT IS SURRENDERED AT  IF CONTRACT IS NOT SURRENDERED OR
                                      THE END OF PERIOD SHOWN:     ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   ------------------------------- --------------------------------------
FUNDING OPTION                     1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------ ------- ------- -------- ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses......... $1,105 $2,195  $3,255   $5,737   $605    $1,795    $2,955     $5,737
Underlying Fund with Minimum Total
Annual Operating Expenses......... $  712 $1,054  $1,422   $2,412   $212    $  654    $1,122     $2,412

EXAMPLE 3 (FOR CONTRACTS ISSUED BEFORE MAY 24, 2005 WITH CDSC SCHEDULE AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS)


                                   IF CONTRACT IS SURRENDERED AT THE END IF CONTRACT IS NOT SURRENDERED OR
                                          OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   ------------------------------------- --------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   -------   -------  --------  ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses......... $1,155   $2,345    $3,505    $5,737    $605    $1,795    $2,955     $5,737
Underlying Fund with Minimum Total
Annual Operating Expenses......... $  762   $1,204    $1,672    $2,412    $212    $  654    $1,122     $2,412



EXAMPLE 4 (FOR CONTRACTS ISSUED ON OR AFTER [MAY 24, 2005], AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS AND ASSUMING THAT YOU OR PARTICIPANTS HAVE ELECTED THE MAPP PROGRAM AT THE MAXIMUM FEE. UNDER THE MAPP PROGRAM, YOU CHOOSE TO ENTER INTO A SEPARATE INVESTMENT ADVISORY AGREEMENT WITH TOWER SQUARE FOR THE PURPOSE OF RECEIVING ASSET ALLOCATION SERVICES. THE PROGRAM IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY.)



                                   IF CONTRACT IS SURRENDERED AT THE END IF CONTRACT IS NOT SURRENDERED OR
                                          OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   ------------------------------------- --------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   -------   -------  --------  ------   -------   -------   --------
Underlying Fund with Minimum Total
Annual Operating Expenses......... $1,182   $2,306    $3,378    $6,242    $682    $2,006    $3,278     $6,242
Underlying Fund with Maximum Total
Annual Operating Expenses......... $  792   $1,194    $1,620    $3,198    $292    $  894    $!,520     $3,198



EXAMPLE 5 FOR CONTRACTS ISSUED BEFORE MAY 24, 2005 WITH SURRENDER CHARGE SCHEDULE AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS AND ASSUMING THAT YOU OR PARTICIPANTS HAVE ELECTED THE MAPP PROGRAM AT THE MAXIMUM FEE. UNDER THE MAPP PROGRAM, YOU CHOOSE TO ENTER INTO A SEPARATE INVESTMENT ADVISORY AGREEMENT WITH TOWER SQUARE FOR THE PURPOSE OF RECEIVING ASSET ALLOCATION SERVICES. THE PROGRAM IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY)



                                   IF CONTRACT IS SURRENDERED AT THE END IF CONTRACT IS NOT SURRENDERED OR
                                          OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   ------------------------------------- --------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   -------   -------  --------  ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses......... $1,182   $2,406    $3,578    $6,242    $682    $2,006    $3,278     $6,242
Underlying Fund with Minimum Total
Annual Operating Expenses......... $  792   $1,294    $1,820    $3,198    $292    $  894     1,520     $3,198



EXAMPLE 6 (FOR CONTRACTS ISSUED BEFORE MAY 24, 2005 WITH CDSC SCHEDULE AND ASSUMING THE INSTALLATION CHARGE IS NOT ALLOCATED TO PARTICIPANT ACCOUNTS AND ASSUMING THAT YOU OR PARTICIPANTS HAVE ELECTED THE MAPP PROGRAM AT THE MAXIMUM FEE. UNDER THE MAPP PROGRAM, YOU CHOOSE TO ENTER INTO A SEPARATE INVESTMENT ADVISORY AGREEMENT WITH TOWER SQUARE FOR THE PURPOSE OF RECEIVING ASSET ALLOCATION SERVICES. THE PROGRAM IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY.)



                                   IF CONTRACT IS SURRENDERED AT THE END IF CONTRACT IS NOT SURRENDERED OR
                                          OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                   ------------------------------------- --------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   -------   -------  --------  ------   -------   -------   --------
Underlying Fund with Minimum Total
Annual Operating Expenses......... $1,232   $2,556    $3,828    $6,242    $682    $2,006    $3,278     $6,242
Underlying Fund with Maximum Total
Annual Operating Expenses......... $  842   $1,444    $2,070    $3,198    $292    $  894    $1,520     $3,198

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


See Appendix A.


                             THE ANNUITY CONTRACT
--------------------------------------------------------------------------------


MetLife Retirement Perspectives, Gold Track VSP, and Unregistered Gold Track each is a group annuity contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


We encourage you to evaluate the fees, expenses, benefits and features of this group annuity contract against those of other investment products, including other group annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

GENERAL

The Contracts described in this prospectus are designed for use only with plans that qualify for special tax treatment under Section 401 of the Code. Purchase Payments may be allocated to your choice of one or more Funding Options. Purchase Payments less any applicable premium tax ("Net Purchase Payments") are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option's individual investments. While you will not receive any dividends or capital gains from the Funding Options, they will be reflected in the value of that Funding Option's corresponding Accumulation Unit. During the Variable Annuity payout period, Annuity payments and reserve values will vary in accordance with these factors.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Purchase of this Contract does not provide your Plan with any additional tax deferral benefits beyond those provided by the Plan. Accordingly, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non-tax related benefits.

CONTRACT OWNER INQUIRIES


Any questions you have about your Contract should be directed to our Home Office at 1.800.233.3591.

ALLOCATED CONTRACTS

We offer an allocated group annuity contract designed to record information for all present and future Participants under the Contract. Participants do not receive a certificate that evidences participation in the Contract.

UNALLOCATED CONTRACTS

We offer an unallocated annuity contract, designed for use with certain Plans where the employer has secured the services of a Third Party Administrator ("TPA"). The Company does not record keep individual accounts for individual Participants in the Plan. The TPA's services are separate and distinct from the Contract. The Company is not responsible for and has no obligation relating to services performed for the Plan by the TPA.

We will issue the Contracts to the Plan sponsor or the Plan trustee. We hold all Purchase Payments under the Contract, as directed by the Contract Owner (or if authorized by the Contract Owner, as directed by Participants).

PURCHASE PAYMENTS

For unallocated contracts, the minimum Purchase Payment allowed is $10,000 annually per Contract. For allocated contracts, the minimum Purchase Payment allowed is an average of $1,000 annually per Participant's Individual Account.

CREDITING PURCHASE PAYMENTS

We apply Net Purchase Payments to purchase Accumulation Units of the selected Funding Options. We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days of our receipt of the initial Purchase Payment, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive them, if they are received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in the value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Funding Option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

ACCOUNT VALUE

During the Accumulation Period, we determine the Account Value by multiplying the total number of Funding Option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate Funding Option, and adding the sums for each Funding Option. There is no assurance that the value in any of the Funding Options will equal or exceed the Purchase Payments made to such Funding Options.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

A few of the Underlying Funds are retail mutual funds which are available outside of a purchase of a variable annuity or variable life insurance product. Their performance will not be identical to the retail fund, because of the Contract charges and expenses that you bear while you hold the Contract.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the investment Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new purchase payment Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may compensate the Company and/or certain of our affiliates or administrative or other services relating to the Underlying Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies". The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table--Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts.") The payments are deducted from assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or subadvised by Legg Mason affiliates.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information -- Distribution of the Contracts.").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying fund prospectus by calling call 1- 800-233-3591 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.


The current Underlying Funds are listed below, along with their investment advisers and any subadviser. Your Plan may not offer all of these Funding Options to participants.


                                                           INVESTMENT                               INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- -----------------------------------
American Funds Insurance Series

 American Funds Global Growth Fund --    Seeks capital appreciation through stocks.     Capital Research and Management
   Class 2                                                                              Company

 American Funds Growth Fund -- Class 2   Seeks capital appreciation through stocks.     Capital Research and Management
                                                                                        Company
 American Funds Growth -- Income Fund    Seeks both capital appreciation and income.    Capital Research and Management
   -- Class 2                                                                           Company

Dreyfus Variable Investment Fund

 Dreyfus Variable Investment Fund        Seeks long -- term capital growth consistent   The Dreyfus Corporation Subadviser:
   Appreciation Portfolio -- Initial     with the preservation of capital, with growth  Fayez Sarofim & Co.
   Shares                                of current income is a secondary objective.


 Dreyfus Variable Investment Fund        Seeks capital growth.                          The Dreyfus Corporation
   Developing Leaders Portfolio --
   Initial Shares
Franklin Templeton Variable Insurance
 Products Trust

 Franklin Small -- Mid Cap Growth        Seeks long -- term capital growth.             Franklin Advisers, Inc.
   Securities Fund -- Class 2+
 Templeton Developing Markets            Seeks long -- term capital appreciation.       Templeton Asset Management Ltd.
   Securities Fund -- Class 2
 Templeton Foreign Securities Fund --    Seeks long -- term capital growth.             Templeton Investment Counsel, LLC
   Class 2                                                                              Subadviser: Franklin Templeton
                                                                                        Investment Management Limited

Janus Aspen Series
 Global Life Sciences Portfolio --       Seeks long -- term growth of capital.          Janus Capital Management LLC
   Service Shares+
 Global Technology Portfolio -- Service  Seeks long -- term growth of capital.          Janus Capital Management LLC
   Shares+
 Mid Cap Growth Portfolio -- Service     Seeks long -- term growth of capital.          Janus Capital Management LLC
   Shares
Lazard Retirement Series, Inc.

 Lazard Retirement Small Cap Portfolio   Seeks long -- term capital appreciation.       Lazard Asset Management LLC
 Legg Mason Partners Investment Trust

 Legg Mason Partners S&P 500 Index Fund  Seeks investment results that, before          TIMCO Asset Management Inc
   -- Class A+*                          expenses, correspond to the price and yield
                                         performance of the S&P 500 Index.
 Legg Mason Partners Variable
   Investment Funds, Inc.
 Legg Mason Partners Investment Grade    Seeks a high level of current income as is     Smith Barney Fund Management LLC
   Bond Fund -- Class A                  consistent with prudent investment
                                         management and preservation of capital. The
                                         fund invests in investment grade fixed income
                                         securities and related investments.
 Legg Mason Partners Variable
   Portfolios I, Inc.
 Legg Mason Partners Variable All Cap    Seeks capital appreciation.                    Salomon Brothers Asset Management
   Portfolio -- Class I                                                                 Inc
 Legg Mason Partners Variable High       Seeks total return, consistent with the        Salomon Brothers Asset Management
   Yield Bond Portfolio -- Class I       preservation of capital.                       Inc
 Legg Mason Partners Variable Investors  Seeks long-term growth of capital, with        Salomon Brothers Asset Management
   Portfolio -- Class I                  growth of current income as a secondary        Inc
                                         objective.
 Legg Mason Partners Variable Total      Seeks to obtain above-average income.          Salomon Brothers Asset Management
   Return Portfolio -- Class I                                                          Inc
 Legg Mason Partners Variable
   Portfolios II
 Legg Mason Partners Variable            Seeks long-term appreciation of capital.       Smith Barney Fund Management LLC
   Appreciation Portfolio
 Legg Mason Partners Variable Equity     Seeks investment results that, before          TIMCO Asset Management Inc
   Index Portfolio -- Class II           expenses, correspond to the price and yield
                                         performance of the S&P 500 Index.
 Legg Mason Partners Variable
   Portfolios III, Inc.
 Legg Mason Partners Variable            Seeks high current income and to limit the     Smith Barney Fund Management LLC
   Adjustable Rate Income Portfolio      degree of fluctuation of its net asset value
                                         resulting from movements in interest rates.
 Legg Mason Partners Variable            Seeks long-term capital appreciation.          Smith Barney Fund Management LLC
   Aggressive Growth Portfolio
 Legg Mason Partners Variable Large Cap  Seeks long-term growth of capital with         Smith Barney Fund Management LLC
   Growth Portfolio                      current income as a secondary objective.
 Legg Mason Partners Variable Money      Seeks to maximize current income consistent    Smith Barney Fund Management LLC
   Market Portfolio                      with preservation of capital.
 Legg Mason Partners Variable Social     Seeks long term capital appreciation and       Smith Barney Fund Management LLC
   Awareness Stock Portfolio             retention of net investment income.
 Legg Mason Partners Variable
   Portfolios V
 Legg Mason Partners Variable Small Cap  Seeks long term capital growth. . Dividend, if Smith Barney Fund Management LLC
   Growth Opportunities Portfolio        any, is incidental to the goal.

                                                          INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------  -------------------------------------------- ---------------------------------------
Met Investors Series Trust
 Batterymarch Mid-Cap Stock Portfolio    Seeks growth of capital.                     Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Batterymarch Financial Management,
                                                                                      Inc.

 Dreman Small-Cap Value Portfolio --     Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   Class A                                                                            Dreman Value Management L.L.C.

 Federated High Yield Portfolio --       Seeks high current income.                   Met Investors Advisory LLC Subadviser:
   Class A                                                                            Federated Investment Management
                                                                                      Company

 Harris Oakmark International Portfolio  Seeks long-term capital appreciation.        Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Harris Associates L.P.

 Janus Capital Appreciation Portfolio    Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Janus Capital Management LLC

 Legg Mason Partners Managed Assets      Seeks high total return.                     Met Investors Advisory LLC Subadviser:
   Portfolio -- Class A                                                               Legg Mason Capital Management, Inc.

 Lord Abbett Bond Debenture Portfolio    Seeks high current income and the            Met Investors Advisory LLC Subadviser:
   -- Class A                            opportunity for capital appreciation to      Lord, Abbett & Co. LLC
                                         produce a high total return.

 Lord Abbett Growth and Income           Seeks growth of capital and current income   Met Investors Advisory LLC Subadviser:
   Portfolio -- Class B                  without excessive fluctuations in the market Lord, Abbett & Co. LLC value.

 Lord Abbett Mid-Cap Value Portfolio --  Seeks capital appreciation through           Met Investors Advisory LLC Subadviser:
   Class B                               investments, primarily in equity securities  Lord, Abbett & Co. LLC which are believed to be undervalued in the
                                         marketplace.
 Mercury Large-Cap Core Portfolio --     Seeks long-term capital growth.              Met Investors Advisory LLC Subadviser:
   Class A                                                                            Merrill Lynch Investment Managers, L.P.


                                                           INVESTMENT                                 INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- --------------------------------------
 Met/AIM Capital Appreciation Portfolio  Seeks capital appreciation.                    Met Investors Advisory LLC Subadviser:
   -- Class A                                                                           A I M Capital Management, Inc.

 Met/AIM Small Cap Growth Portfolio --   Seeks long-term growth of capital.             Met Investors Advisory LLC Subadviser:
   Class A                                                                              A I M Capital Management, Inc.

 MFS(R) Value Portfolio -- Class A       Seeks capital appreciation and reasonable      Met Investors Advisory LLC Subadviser:
                                         income.                                        Massachusetts Financial Services
                                                                                        Company
 Neuberger Berman Real Estate Portfolio  Seeks to provide total return through          Met Investors Advisory LLC Subadviser:
   -- Class A                            investment in real estate securities,          Neuberger Berman Management, Inc.
                                         emphasizing both capital appreciation and
                                         current income

 Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital growth.    Met Investors Advisory LLC Subadviser:
                                                                                        Pioneer Investment Management, Inc.
 Pioneer Mid-Cap Value Portfolio --      Seeks capital appreciation.                    Met Investors Advisory LLC Subadviser:
   Class A                                                                              Pioneer Investment Management, Inc.

 Pioneer Strategic Income Portfolio --   Seeks a high level of current income.          Met Investors Advisory LLC Subadviser:
   Class A                                                                              Pioneer Investment Management, Inc.

Metropolitan Series Fund, Inc.
 BlackRock Aggressive Growth Portfolio   Seeks maximum capital appreciation.            MetLife Advisers, LLC Subadviser:
   -- Class D                                                                           BlackRock Advisors, Inc.

 BlackRock Bond Income Portfolio --      Seeks competitive total return primarily from  MetLife Advisers, LLC Subadviser:
   Class A                               investing in fixed-income securities.          BlackRock Advisors, Inc.

 FI Large Cap Portfolio -- Class A       Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 FI Value Leaders Portfolio -- Class D   Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 MetLife Aggressive Allocation           Seeks growth of capital.                       MetLife Advisers, LLC
   Portfolio -- Class B
 MetLife Conservative Allocation         Seeks a high level of current income, with     MetLife Advisers, LLC
   Portfolio -- Class B                  growth of capital as a secondary objective.

 MetLife Conservative to Moderate        Seeks high total return in the form of income  MetLife Advisers, LLC
   Allocation Portfolio -- Class B       and growth of capital, with a greater
                                         emphasis on income.
 MetLife Moderate Allocation Portfolio   Seeks a balance between a high level of        MetLife Advisers, LLC
   -- Class B                            current income and growth of capital, with a
                                         greater emphasis on growth of capital.

 MetLife Moderate to Aggressive          Seeks growth of capital.                       MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 MFS(R) Total Return Portfolio -- Class  Seeks a favorable total return through         MetLife Advisers, LLC Subadviser:
   F                                     investment in a diversified portfolio.         Massachusetts Financial Services
                                                                                        Company

 T. Rowe Price Large Cap Growth          Seeks long-term growth of capital and,         MetLife Advisers, LLC Subadviser: T.
   Portfolio -- Class B                  secondarily, dividend income.                  Rowe Price Associates Inc.

 Western Asset Management High Yield     Seeks high current income.                     MetLife Advisers, LLC Subadviser:
   Bond Portfolio -- Class A                                                            Western Asset Management Company

 Western Asset Management U.S.           Seeks to maximize total return consistent with MetLife Advisers, LLC Subadviser:
   Government Portfolio -- Class A       preservation of capital and maintenance of     Western Asset Management Company
                                         liquidity.
PIMCO Variable Insurance Trust

 Real Return Portfolio --                Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.


                                                         INVESTMENT                             INVESTMENT
            FUNDING OPTION                               OBJECTIVE                          ADVISER/SUBADVISER
---------------------------------------  ------------------------------------------- ---------------------------------
 Total Return Portfolio -                Seeks maximum total return, consistent with Pacific Investment Management
   Administrative Class                  preservation of capital and prudent         Company LLC
                                         investment management.

Putnam Variable Trust
Putnam VT Small Cap Value Fund -- Class  Seeks capital appreciation.                 Putnam Investment Management, LLC
 IB

Templeton Growth Fund, Inc. -- Class A   Seeks long-term capital growth.             Franklin Advisers, Inc.

Van Kampen Life Investment Trust

 Comstock Portfolio Class II             Seeks capital growth and income through     Van Kampen Asset Management
                                         investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.

 Emerging Growth Portfolio Class II+     Seeks capital appreciation.                 Van Kampen Asset Management

Variable Insurance Products Fund

 VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation.       Fidelity Management & Research
   Class 2                                                                           Company

 VIP Mid Cap Portfolio -- Service Class  Seeks long-term growth of capital.          Fidelity Management & Research
   2                                                                                 Company


--------
 +  Closed to new investors.

 * This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix B for more information.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. of the or the Met Investors Series Trust. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                   CHARGES AND DEDUCTIONS UNDER THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

   . the ability for you to make withdrawals and surrenders under the Contracts;

   .   the death benefit paid on the death of a Participant;

   . the available Funding Options and related programs (including, automatic rebalancing and systematic withdrawal programs);

   .   administration of the annuity options available under the Contracts; and

   .   the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

   . sales and marketing expenses including commission payments to your sales agent; and

   .   other costs of doing business.

Risks we assume include:

   . that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

   . that the amount of the Death Benefit will be greater than the contract value; and

   . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for premium taxes.

Unless otherwise specified, charges are deducted proportionately from all Funding Options in which you are invested.


We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Contracts purchased prior to May 24, 2005 may be subject to fees and charges that differ from those described herein based on a competitive bidding process, which may have included negotiation of fees and charges based on factors such as, but not limited to: the total number of Plan participants, the aggregate of all Plan participant account values, present or anticipated levels of Purchase Payments, distributions, transfers, administrative expenses, and distribution expenses (including commissions payable to the selling broker-dealer).

SALES LOADS

Purchase Payments made under the Contract are not subject to a front-end sales load. However, upon redemption, the Company will charge either a surrender charge or a contingent deferred sales charge, as negotiated. The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. After five years from the date a Purchase Payment is made, the contingent deferred sales charge no longer applies to that Purchase Payment. The contingent deferred sales charge applies to each Purchase Payment you make.

For the contingent deferred sales charge, surrenders will be deemed taken from Purchase Payments in the order they were received by us and then on any earnings.

The maximum surrender charge is 5% on the total amount withdrawn. For Contracts issued on or after May 24, 2005, the surrender charge applicable to your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company, and the length of time the Contract has been in force. If the expected level of aggregate Contract assets is less than $999,999.99, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.

For Contracts issued before May 24, 2005, the surrender charge declines to zero after the eighth Contract Year. The surrender charge schedule for these Contracts is:

            CONTRACT YEAR              SURRENDER CHARGE
-------------------------------------- ----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             2 years           5%
        2 years             4 years           4%
        4 years             6 years           3%
        6 years             8 years           2%
        8+ years                              0%

The contingent deferred sales or surrender charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of a TPA. When considering a change in the contingent deferred sales or surrender charges, the Company will take into account:

   . the size of plan assets and the expected amount of annual contributions, and

   . the expected level of agent, TPA or Company involvement during the establishment and maintenance of the Contract, including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and

   . the expected level of commission the Company may pay to the agent for distribution expenses, and

   . any other relevant factors that the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.

The sales or surrender charge will not be assessed for withdrawals made under the following circumstances:

   . retirement (as defined by the terms of your Plan and consistent with IRS rules)

   .   separation from service/severance from employment

   .   loans (if available in your Plan)

   .   Hardship (as defined by the Code)

   .   Death

   . annuitization under this Contract or another contract issued by us (if the option elected provides payments based on life expectancy or a fixed term payment of at least five years)

   .   disability as defined in Code section 72(m)(7)

   .   minimum required distributions (generally at age 70 1/2)

   .   return of Excess Plan Contributions

   .   transfers to an employer stock fund

   .   certain Plan expenses as mutually agreed upon

DAILY ASSET CHARGE


This charge is also known as the mortality and expense risk (M&E) charge and is deducted on each Valuation Date from amounts held in the Separate Account. The charge will vary based on the expected aggregate Contract assets during the first Contract year, as determined by the Company. This charge is equal to a maximum of 1.50% annually (1.30% for unallocated Contracts in Florida) of the amounts allocated to each Funding Option. The daily asset charge applicable to your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. Below are the other variations of the charge based on different levels of expected aggregate Contract assets:

 AGGREGATE CONTRACT ASSETS  DAILY ASSET CHARGE
--------------------------- ------------------
     $0 -- $249,999.99            1.50%
  $250,000 -- $999,999.99         1.30%
$1,000,000 -- $2,999,999.99       1.05%
    $3,000,000 and over           0.80%

The mortality risk portion compensates the Company for guaranteeing to provide Annuity payments according to the terms of the Contract regardless of how long the Annuitant lives and for providing the death benefit if a Participant dies prior to the Annuity Commencement Date. The expense risk portion of the daily asset charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs. Actual costs and expenses we incur include:

   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

   .   sales, commission and marketing expenses, and

   .   other costs of doing business.

We may, under some circumstances, agree to change the daily asset charge for a Plan from the charge level that would otherwise apply based on the aggregate Contract assets based on factors such as annual contributions, the number of employees, demographics of Plan Participants (which may reduce mortality and expenses of the Plan), and any other factors that the Company considers relevant.

Although variable Annuity payments made under the Contracts will vary in accordance with the investment performance of each Funding Option's investment portfolio, payments will not be affected by: (a) the Company's actual mortality experience among Annuitants after retirement, or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

For Contracts issued on or after May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:

            CONTRACT YEAR              WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

For Contracts issued before May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:

            CONTRACT YEAR              WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             2 years           5%
        2 years             4 years           4%
        4 years             6 years           3%
        6 years             8 years           2%
        8+ years                              0%

Please refer to Payment Options for a description of this benefit.

FUNDING OPTION CHARGES

There are certain deductions from and expenses paid out of the assets of each Funding Option. These are described in the applicable prospectus for each Funding Option. Underlying Funding Option expenses are not fixed or guaranteed and are subject to change by the Fund.



SEMI-ANNUAL ADMINISTRATIVE CHARGE

A semi-annual administrative charge of up to $15 may be deducted from the value of each Participant's Individual Account for administrative expenses. The fee only applies to allocated Contracts and is assessed only during the Accumulation Period.

The semiannual administrative contract fee cannot be increased. The charge is set at a level that does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. In determining the level of the fee, we consider certain factors including, but not limited to, the following:

     . The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will remit Purchase Payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.

     . Determination of the Company's anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.

     .   TPA and/or agent involvement.

INSTALLATION CHARGE

An installation charge of $1,000 may be applied to plans with an average balance per participant of less than $5,000.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.


ASSET ALLOCATION SERVICES

Effective May 1, 2006, the Managed Advisory Portfolio Program (the "program" or "MAPP") is closed to new qualified retirement plans. Participants who enrolled prior to May 1, 2006, may continue to make Purchase Payments into the program and participants in qualified retirement plans in which MAPP is available on May 1, 2006, may continue to enroll into the program. Effective July 1, 2006, MAPP will be closed to new participants in qualified retirement plans in which MAPP is available.

Participants who enrolled in the program prior to July 1, 2006, may continue to make additional Purchase Payments into the program. Participants who cancel enrollment in the program may not re-enroll.

If you are a participant in the MAPP Program, there is an additional fee. Please see the section "Asset Allocation Services" in this prospectus.

TPA ADMINISTRATIVE CHARGES

We may be directed by the Contract Owner to deduct charges from Purchase Payments or cash values for payment to the Contract Owner and/or the TPA for Plan-related expenses. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.


The Company pays selected TPAs, some of which may be owned by or in which your registered representative has a financial interest, a flat per participant fee for various services in lieu of our providing those services to plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from your Contract.


                                   TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE BETWEEN FUNDING OPTIONS


Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.

Cash Values may generally be transferred from the Funding Option(s) to the Fixed Account at any time. No Ftransfers will be allowed between the Fixed Account and any Competing Fund. Cash Values previously transferred from the Fixed Account to a non-competing Funding Options may not be transferred back to the Fixed Account or any Competing Fund for a period of at least three months from the date of transfer. We reserve the right to limit the number of transfers and percentage of Cash Value to be transferred from the Fixed Account to the Funding Options and to Contracts not issued by us. The minimum limitation on the number of transfers would be one in any six-month period. Where permitted by state law, we reserve the right to restrict transfers from the Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. Refer to the Fixed Account prospectus for more information regarding transfers to and from the Fixed Account.


Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING


Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the underlying funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield underlying funds ] (i.e., the American Funds Insurance Series , Global Growth Fund, Delaware VIP Small Cap Value Series, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Franklin Small-Cap Growth Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, Dreman Small-Cap Value Portfolio, Federated High Yield, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Western Asset Management High Yield Bond Portfolio, Putnam VT Small Cap Value Fund and Templeton Growth Fund, Inc. -- the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Fund to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

   . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

   . reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those underlying funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to
(1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Funds promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchase payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Fund.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner. You should read the Underlying Fund prospectuses for more details.


DOLLAR COST AVERAGING (TRANSFERS)

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows the Contract Owner or Participant to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss. There is no additional fee to participate in the DCA Program.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. You may only have one DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA Program, including provisions relating to the transfer of money between funding options. Transfers made under the DCA Program will be counted for purposes of determining whether you have reached the 20% limit on the amount that may be transferred out of the Fixed Account in any one year. However, we will allow you to transfer more than 20% out of the Fixed Account if the transfers are pre-authorized transfers made through the DCA Program. Transfers made under the DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

TRANSFERS FROM FUNDING OPTIONS TO CONTRACTS NOT ISSUED BY US

You may transfer all or any part of Your Contract's Cash Surrender Value, subject to the restrictions of the Fixed Account, if applicable, from any Funding Option to any contract not issued by us. Such transfers may be subject to a sales or surrender charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Cash Surrender Value from one Funding Option to any contract not issued by us, subject to the restrictions of the Fixed Account, if applicable.

TRANSFERS TO OR FROM OTHER CONTRACTS ISSUED BY US

Under specific conditions, we may allow you to transfer to this Contract the Contract value of other group annuity contracts we have issued to you or to transfer amounts from this Contract to another Contract issued by us without applying a sales or surrender charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales or surrender charge may apply, as described in the new Contract.

TRANSFERS FROM CONTRACTS NOT ISSUED BY US

Under specific conditions, when authorized by the state insurance department, we may credit a Plan up to 4% of the amount transferred to us from another investment vehicle as reimbursement to the Plan for any exit penalty assessed by the other investment vehicle provider. We will recover this credit through reduced compensation paid to the servicing agent or broker.

                           ASSET ALLOCATION SERVICES
--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset Class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.


MANAGED ADVISORY PORTFOLIO PROGRAM ("MAPP") ASSET ALLOCATION PROGRAM

Effective May 1, 2006, the Managed Advisory Portfolio Program (the "program" or "MAPP") is closed to new qualified retirement plans. Participants who enrolled prior to May 1, 2006, may continue to make Purchase Payments into the program and participants in qualified retirement plans in which MAPP is available on May 1, 2006, may continue to enroll into the program. Effective July 1, 2006, MAPP will be closed to new participants in qualified retirement plans in which MAPP is available. Participants who enrolled in the program prior to July 1, 2006, may continue to make additional Purchase Payments into the program. Participants who cancel enrollment in the program may not re-enroll.

An affiliate of the Company, Tower Square Securities Inc. ("Tower Square"), offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called Managed Advisory Portfolio Program (the "program"), is available for an additional asset-based fee that is payable by the participant to Tower Square for offering the program. These payments are in addition to any compensation payable by the Company to Tower Square for selling the Contract. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with Tower Square. Tower Square has a fiduciary obligation with respect to program participants. Tower Square may not offer the program to all purchasers of the Contract.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE MANAGED ADVISORY PORTFOLIO PROGRAM -- A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE: THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT TOWER SQUARE'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT TOWER SQUARE IS REQUIRED TO PROVIDE TO YOU.

Program participants must allocate their Contract Value according to one of six model portfolios developed by Standard & Poor's Investment Advisory Services LLC ("Standard & Poor's"), an investment adviser that Tower Square engaged to create the program. When electing the program, a program participant must complete a standardized questionnaire. Based on the results of the questionnaire, one of the six model portfolios is matched to the program participant based on his or her risk tolerance and investment time horizon. The program participant selects from the six model portfolios, and may select a model portfolio that is different than the recommended model portfolio.

Each model portfolio has different allocation percentages within each asset class, and is intended for a specific type of investor, from highly aggressive to very conservative. Each model portfolio identifies one or more Variable Funding Options offered under the Contract that correspond to each asset class within the model portfolio. A program participant will have his or her Contract Value allocated among the Variable Funding Options according to the applicable asset Class weightings within the model portfolio elected.

At least annually, Standard & Poor's reviews the model portfolios and may make appropriate changes to the allocation percentages within the asset classes of the model portfolios and the recommended Variable Funding Options. If, as a result of such review, a change is made to a model portfolio, Tower Square will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her model portfolio or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Tower Square representatives will make reasonable efforts to contact program participants at least annually to discuss any adjustments to the models and to determine whether the participant's investment objectives have changed. In addition, program participants will receive a quarterly performance report from the Company that provides information, about the Variable Funding Options.


A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio.

A program participant must allocate 100% of his or her Contract Value to the Variable Funding Options under the model portfolio they have chosen.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

Tower Square charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.



                             MAXIMUM ANNUAL
CONTRACT VALUE EQUAL TO OR  FEE FOR MANAGED
-------------------------- ADVISORY PORTFOLIO
GREATER THAN BUT LESS THAN      PROGRAM
------------ ------------- ------------------
    $0         $25,000           0.80%
  $25,000      $50,000           0.65%
  $50,000      $75,000           0.50%
  $75,000      $100,000          0.35%
 $100,000+                       0.20%



The annual fee to participate in the program is in addition to any Contract fees and charges. Alternative fees may be negotiated by the qualified retirement plan and applied to all participants who elect the program. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. Please consult with your investment professional to discuss the program.

THE COMPANY IS NOT THE SPONSOR OF THE ASSET ALLOCATION PROGRAM DESCRIBED ABOVE. HOWEVER, THE COMPANY HAS AGREED TO FACILITATE ADMINISTRATION AND THE COLLECTION AND PAYMENT OF INVESTMENT ADVISORY FEES PAYABLE TO TOWER SQUARE UNDER THE TERMS OF THE ADVISORY AGREEMENT THAT IT ENTERS INTO WITH PARTICIPANTS.


                             ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Before the Maturity Date, we will pay all or any portion of your Cash Surrender Value to the Contract Owner or at the Contract Owner's direction, to the Participant. A Contract Owner's account may be surrendered for cash without the consent of any Participant, as provided in the Plan.

We may defer payment of any Cash Surrender Value for up to seven days after we receive the request in good order. The Cash Surrender Value equals the Contract or account cash value less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, Participants may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes, sales charge and surrender charge. To elect systematic withdrawals, Participants must have a Cash Value of at least $5,000 and must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which Participants have an interest, unless you or your designee instruct us otherwise. Participants may begin or discontinue systematic withdrawals at any time by notifying us in writing, but must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Participant is under age 59 1/2. There is no additional fee for electing systematic withdrawals. Participants should consult with their tax adviser regarding the tax consequences of systematic withdrawals.

                             OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

We issue only the Contract. Where we refer to "you," we are referring to the Contract Owner. The Annuitant, generally a Plan Participant, is the individual upon whose life the Maturity Date and the amount of monthly Annuity payments depend.

At Your direction, Participants will receive all payments while they are alive unless You direct them to an alternate recipient.

BENEFICIARY

For unallocated Contracts, you name the beneficiary in a Written Request. The beneficiary has the right to receive any remaining contractual benefits attributable to a Participant upon the death of the Participant. If more than one beneficiary survives the Participant, they will share equally in benefits unless we receive other instructions, by Written Request before the death of the Participant.

The beneficiary is the person or persons designated to receive payment of any death benefit upon the death of the Participant. For allocated Contracts, Participants name the beneficiary for their Individual Account in a Written Request. The beneficiary has the right to receive any benefits due under that Individual Account upon the death of the Participant. If more than one beneficiary survives the Participant, they will share equally in benefits unless we receive other instructions, by Written Request, before the death of the Participant.

For allocated Contracts, unless an irrevocable beneficiary has been named Participants have the right to change the beneficiary for their Individual Account by Written Request during the lifetime of the Participant and while the Contract continues.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH BENEFITS PRIOR TO THE ANNUITY COMMENCEMENT DATE

For allocated Contracts, a death benefit may be provided in the event of death of the Participant subject to the rules described below. For unallocated Contracts, a death benefit is only available with the Company's approval, and may not be available in all jurisdictions.

The Contract provides that in the event the Participant dies before the selected Annuity Commencement Date or the Participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of
(a) the Cash Value of the Participant's Individual Account or (b) the total Purchase Payments made under that Participant's Individual Account, less any applicable premium tax and prior surrenders not previously deducted and any outstanding loan balance as of the date we receive Due Proof of Death.

If the Participant dies on or after age 75 and before the Annuity Commencement Date, we will pay the Beneficiary, the Cash Value of the Participant's Individual Account, (or value attributable to the Participant) less any applicable premium tax, prior surrenders not previously deducted, and any outstanding loan balance, as of the date we receive Due Proof of Death.

When provided, the Death Benefits calculated for an unallocated contract are based on the Cash Value attributable to the Participant.

Under an unallocated Contract, we will pay this benefit upon receiving Due Proof of Death along with a Written Request setting forth the Cash Value and the total Purchase Payments attributable to the Participant under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the Cash Value and total Purchase Payments attributable to the Participant under the unallocated Contract.

The death benefit may be taken by the Beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) within five years of the Participant's date of death; or 3); applied to a lifetime Annuity.

We must receive a Written Request electing the distribution of proceeds in the form of an Annuity option within one year after the death. The Beneficiary may choose to have Annuity payments made on a variable basis, fixed basis, or a combination of the two.

                              THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE (ANNUITY COMMENCEMENT DATE)

Under the Contract, you can direct us to make regular income payments to Participants ("Annuity payments"). You, or at your direction Participants, can choose the month and the year in which those payments begin ("Annuity Commencement Date"). You (or at your direction, Participants) can also choose among income plans (annuity options). While the Participant is alive, the selection can be changed any time up to the Annuity Commencement Date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Participant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period or fixed amount. We may require proof that the Participant is alive before Annuity payments are made. Not all options may be available in all states.

You may direct us to annuitize amounts attributable to a Participant at any time after you purchase the Contract. Certain annuity options may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon either the later of the Participant's attainment of age 70 1/2 or year of retirement; or the death of the Participant. This requirement may be changed by Us. Participants should seek independent tax advice regarding the election of minimum required distributions.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity payment attributable to each Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity payments begin. We use an Annuity Unit to measure the dollar value of an Annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT

Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.0%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.0%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment.

FIXED ANNUITY

A Fixed Annuity provides for payments that do not vary during the Annuity Period. The dollar amount remains constant throughout the payment period. The dollar amount of the first Fixed Annuity payment will be calculated as described under "Amount of First Payment." All subsequent payments will be in the same amount. If it would provide a larger payment, the first Fixed Annuity payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

ELECTION OF OPTIONS

Any amount distributed from the Contract may be applied to any one of the annuity options described below. The minimum amount that can be placed under an annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

Election of any of these options must be made by Written Request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:

   .   the Participant's name, address, date of birth, social security number;

   .   the amount to be distributed;

   .   the annuity option which is to be purchased;

   .   the date the annuity option payments are to begin;

   . if the form of the annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the beneficiary as designated by you; and

   .   any other data that we may require.

The beneficiary, as specified above, may be changed by you or the Annuitant as long as we are notified by Written Request while the Annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the Written Request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the Written Request.

MISSTATEMENT

If an Annuitant's sex or age was misstated, all benefits of this Contract are what the Cash Values would have purchased on the date of issue at the current sex and age.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under your Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.

ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD

At the time an annuity option is elected, you or the TPA also may elect to have the Participant's Cash Surrender Value applied to provide a variable annuity, a fixed annuity, or a combination of both. If no election is made to the contrary, the Cash Surrender Value will provide an annuity, which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You, the TPA, or the Participant, if you so authorize, may elect to transfer cash values from one funding option to another, as described in the provision Transfers of Cash Value Between Funding Options, in order to reallocate the basis on which Annuity payments will be determined. Once Annuity payments have begun, no further transfers are allowed.

ANNUITY OPTIONS

Option 1 -- Life Annuity/No Refund. A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

Option 2 -- Life Annuity With 120, 180 or 240 Monthly Payments Assured. An annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.

Option 3 -- Life Annuity -- Cash Refund. We will make monthly Annuity payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a variable annuity:

     (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity payment; and

     (b) is

         (1)the number of Annuity Units represented by each payment; times

         (2)the number of payments made;

and for a Fixed Annuity:

     (a) is the cash value applied on the Annuity Commencement Date under this option; and

     (b) is the dollar amount of Annuity payments already paid.

Option 4 -- Joint and Last Survivor Life Annuity. Monthly Annuity payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

Option 5 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. Monthly Annuity payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 -- Payments for a Fixed Period -- We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than the period selected, we will continue to make payments to the designated Beneficiary during the remainder of the period.

Option 7 -- Other Annuity Options. We will make other arrangements for Annuity payments as may be mutually agreed upon by you and us.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with variable annuity option "Payments for a Fixed Period" (without life contingency) where the payments are made on a variable basis.

At any time after annuitization and before death, a participant may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract (provided that the Contract is not beyond the fifth or eighth Contract Year, as specified in the applicable chart), multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION

Under the allocated Contracts, if the cash value in a Participant's Individual Account is less than the termination amount as stated in Your Contract, we reserve the right to terminate that Participant's Individual Account and move the cash value of that Participant's Individual Account to Your Account.

Any cash value that is not due to a terminating Participant under the Plan will be moved to Your Account at your direction.

You may discontinue this Contract by Written Request at any time for any reason. We reserve the right to discontinue this Contract if:

   . the Cash Value of the Contract is less than the termination amount stated in Your Contract; or

   . we determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

   .   we receive notice that is satisfactory to us of plan termination.

If we discontinue this Contract or we receive your Written Request to discontinue the Contract, we will, in our sole discretion and judgment:

   .   accept no further payments for this Contract; and

   . pay you the Cash Surrender Value of the Funding Options, or distribute the Cash Surrender Value of each Participant's Individual Account as described in the settlement provisions section at your direction; and

   . pay you the Cash Surrender Value of the Fixed Account, if applicable, as described in the Fixed Account prospectus.


If the Contract is discontinued, we will distribute the Cash Surrender Value to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under annuity options that began before the date of discontinuance. In certain states we may be required to pay you the Account Value.


SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


MetLife of CT Separate Account QPN For Variable Annuities was established on December 26, 1995 and is exempt from registration with the SEC pursuant to
Section 3(c)(11) the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Funding Options. We may also offer contracts through the Separate Account that are not registered with the SEC.


We hold the assets of the Separate Account for the exclusive and separate benefit of the owners of the Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.


All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans s permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.


The Company reserves the right, subject to compliance with the law, to substitute investment alternatives under the Contract and/or to offer additional Funding Options.

Certain Funding Options are considered Competing Funds, and are subject to transfer restrictions as described in the Fixed Account prospectus. These options are noted as such in your Contract. Certain Funding Options are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option's investment strategy. These are also noted in your Contract.


Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Account Value.


PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Funding Option. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

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

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES


Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code
Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

All IRAs, TSAs (ERISA and non-ERISA) (S)457(b), (S)403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

KEOGH A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.


TAXATION OF QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plansand 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.


NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

DESIGNATED ROTH ACCOUNTS FOR 403(B) PLANS AND 401(K) PLANS

     Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans ("collectively the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, on or about May 15, 2006, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract or to a Contract issued under a 401(k) program under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan or pre-tax 401(k) plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions and a separate section 401(k) Contract to accept designated Roth 401(k) contributions.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

     Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

     The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

      . The employer must permit contributions under a pre-tax 403(b) or pre-tax 401 (k) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

      . Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.

      . In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, hardship withdrawals only with respect to contributions, if permitted under the Plan).

      . If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distribution").

      . Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

      . Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

                           OTHER TAX CONSIDERATIONS
--------------------------------------------------------------------------------

PENALTY TAX FOR PREMATURE DISTRIBUTIONS


For Qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.


PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S.

source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.


HURRICANE RELIEF

DISTRIBUTIONS

Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS

Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year.
Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

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                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY


MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415

THE FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds which may be offered in the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALES OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

CONTRACT MODIFICATION

We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.

POSTPONEMENT OF PAYMENT (THE "EMERGENCY PROCEDURE")

Payment of any benefit or determination of values may be postponed whenever:
(1) the New York Stock Exchange is closed; (2) when trading on the new York Stock Exchange is restricted; (3) when an emergency exists as determined by the Commission so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option's net assets; or (4) during any other period when the Commission, by order, so permits for the protection of Contract Owners. This Emergency Procedure will supercede any provision of the Contract that specifies a Valuation Date. At any time, payments from the Fixed Account may also be delayed (See the Fixed Account prospectus).

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.


LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the contracts.

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Accumulation unit values with Separate Account charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account charges. "Number of units outstanding at end of year" includes units in contracts funded by Separate Account QPN which are not registered.

                        SEPARATE ACCOUNT CHARGES 0.80%



                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
  Capital Appreciation Fund (8/96)................................ 2005     2.098         2.460        4,745,861

  High Yield Bond Trust (5/05).................................... 2005     1.000         1.029               48

  Managed Assets Trust (7/05)..................................... 2005     1.000         1.021               --

  Templeton Growth Fund, Inc. -- Class A (8/96)................... 2005     2.206         2.366        4,209,251

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Growth and Income Portfolio --
  Class B (5/04).................................................. 2005     1.081         1.122        4,702,700

  AllianceBernstein Large-Cap Growth Portfolio --
  Class B (6/01).................................................. 2005     0.791         0.901          183,015

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)..................... 2005     1.109         1.255          592,615

  Growth Fund -- Class 2 Shares (5/04)............................ 2005     1.091         1.258        1,183,856

  Growth-Income Fund -- Class 2 Shares (5/04)..................... 2005     1.082         1.136        1,450,865

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)............... 2005     1.655         1.760          757,974

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (7/98).. 2005     1.065         1.103        2,566,767

  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (6/98)................................................... 2005     1.370         1.438        4,041,542

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Shares (5/01)............................................... 2005     0.993         1.032          576,907

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.345         1.475          366,454

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/03)............................................... 2005     1.798         2.274          332,490

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.156         1.264          412,394

Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (5/04)............ 2005     1.087         1.125        2,597,987

Janus Aspen Series
  Growth and Income Portfolio -- Service Shares (5/00)........ 2005     0.769         0.855          647,648

  Mid Cap Growth Portfolio -- Service Shares (5/00)........... 2005     0.462         0.513        2,128,853

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.529         1.577          187,645

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04).......................... 2005     1.111         1.138          482,765

  Mid-Cap Value Portfolio (5/04).............................. 2005     1.165         1.251          195,419

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04).... 2005     1.078         1.131          298,360

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (6/05)........ 2005     1.000         0.989           25,433

  Total Return Portfolio -- Administrative Class (5/01)....... 2005     1.240         1.260        2,924,975

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).... 2005     1.647         1.749        1,737,523

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (9/98)............................. 2005     1.930         1.992          646,532

  High Yield Bond Fund -- Class I (7/98)..................... 2005     1.544         1.591        1,224,925

  Investors Fund -- Class I (10/98).......................... 2005     1.465         1.548        1,364,011

  Total Return Fund -- Class I (10/98)....................... 2005     1.281         1.313          739,519

Smith Barney Investment Funds Inc.
  Smith Barney Investment Grade Bond Fund -- Class A (9/96).. 2005     1.816         1.834          695,541

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/04).................. 2005     1.078         1.162        2,860,893

  Convertible Securities Portfolio (5/04).................... 2005     1.040         1.035            3,355

  Disciplined Mid Cap Stock Portfolio (8/98)................. 2005     2.216         2.471          683,018

  Equity Income Portfolio (10/96)............................ 2005     1.933         2.004        2,087,888

  Federated High Yield Portfolio (11/96)..................... 2005     1.585         1.612          182,608

  Large Cap Portfolio (9/96)................................. 2005     1.587         1.711        1,829,327

  Managed Allocation Series: Aggressive Portfolio (7/05)..... 2005     1.000         1.057           28,386

  Managed Allocation Series: Conservative Portfolio (5/05)... 2005     1.000         1.023            1,342

  Managed Allocation Series: Moderate Portfolio (6/05)....... 2005     1.000         1.048           44,120

  Managed Allocation Series: Moderate -- Aggressive
  Portfolio (5/05)........................................... 2005     1.000         1.071          252,608

  Managed Allocation Series: Moderate -- Conservative
  Portfolio (6/05)........................................... 2005     1.000         1.030               19

  Mercury Large Cap Core Portfolio (6/98).................... 2005     0.935         1.039          184,783

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MFS(R) Mid Cap Growth Portfolio (6/01)........................ 2005     0.600         0.614        4,727,257

  MFS(R) Total Return Portfolio (8/96).......................... 2005     2.016         2.059        4,196,861

  MFS(R) Value Portfolio (5/04)................................. 2005     1.127         1.190          178,295

  Mondrian International Stock Portfolio (9/96)................. 2005     1.273         1.384        1,394,036

  Pioneer Fund Portfolio (5/03)................................. 2005     1.347         1.416          106,031

  Pioneer Mid Cap Value Portfolio (5/05)........................ 2005     1.000         1.064               --

  Pioneer Strategic Income Portfolio (9/96)..................... 2005     1.581         1.626          452,800

  Strategic Equity Portfolio (9/96)............................. 2005     1.677         1.698        1,294,954

  Style Focus Series: Small Cap Growth Portfolio (9/05)......... 2005     1.000         1.010               --

  Style Focus Series: Small Cap Value Portfolio (9/05).......... 2005     1.000         1.010               --

  Travelers Quality Bond Portfolio (7/97)....................... 2005     1.437         1.448        1,438,578

  U.S. Government Securities Portfolio (5/04)................... 2005     1.057         1.094        1,984,523

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     1.005         1.020           14,114

  Smith Barney Aggressive Growth Portfolio (5/00)............... 2005     0.949         1.051        3,252,824

  Smith Barney Large Capitalization Growth Portfolio (10/98).... 2005     1.605         1.676        1,322,785

  Smith Barney Money Market Portfolio (6/98).................... 2005     1.153         1.176        8,970,323

  Social Awareness Stock Portfolio (5/04)....................... 2005     1.087         1.126          240,793

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.464         1.512          152,684

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Emerging Growth Portfolio -- Class II Shares (5/01)...................... 2005     0.729         0.779          492,511

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)......................................................... 2005     1.130         1.176          592,508

Variable Insurance Products Fund
  Contrafund(double left angle quote) Portfolio -- Service Class 2 (6/01).. 2005     1.221         1.413        1,722,394

  Mid Cap Portfolio -- Service Class 2 (5/01).............................. 2005     1.563         1.830        2,207,743

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                        SEPARATE ACCOUNT CHARGES 1.50%



                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
  Capital Appreciation Fund (8/96)................................ 2005     1.979         2.304       18,563,953

  High Yield Bond Trust (5/05).................................... 2005     1.000         1.025              217

  Managed Assets Trust (7/05)..................................... 2005     1.000         1.018              380

  Templeton Growth Fund, Inc. -- Class A (8/96)................... 2005     2.080         2.216       11,556,208

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Growth and Income Portfolio --
  Class B (5/04).................................................. 2005     1.076         1.109       17,734,860

  AllianceBernstein Large-Cap Growth Portfolio --
  Class B (6/01).................................................. 2005     0.771         0.872          951,877

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)..................... 2005     1.103         1.240        1,313,171

  Growth Fund -- Class 2 Shares (5/04)............................ 2005     1.086         1.243        3,980,066

  Growth-Income Fund -- Class 2 Shares (5/04)..................... 2005     1.077         1.123        3,195,600

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)............... 2005     1.636         1.727        1,777,079

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (7/98).. 2005     1.018         1.046        7,060,613

  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (6/98)................................................... 2005     1.309         1.364       10,977,038

Franklin Templeton Variable Insurance Products Trust
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Shares (5/01)................................................... 2005     0.968         0.999        1,259,582

  Mutual Shares Securities Fund -- Class 2 Shares (5/03).......... 2005     1.329         1.448          656,050

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/03)................................................... 2005     1.778         2.232        1,283,293

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.151         1.249        1,807,817

Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (5/04)............ 2005     1.082         1.112        7,573,568

Janus Aspen Series
  Growth and Income Portfolio -- Service Shares (5/00)........ 2005     0.744         0.822        1,901,939

  Mid Cap Growth Portfolio -- Service Shares (5/00)........... 2005     0.447         0.493       13,988,779

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.511         1.548          543,026

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04).......................... 2005     1.105         1.124        3,330,405

  Mid-Cap Value Portfolio (5/04).............................. 2005     1.159         1.236        1,383,348

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04).... 2005     1.073         1.118          648,860

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (6/05)........ 2005     1.000         0.985            1,606

  Total Return Portfolio -- Administrative Class (5/01)....... 2005     1.209         1.220        5,904,054

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).... 2005     1.605         1.693        3,969,603

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (9/98).............................. 2005     1.847         1.893        3,614,900

  High Yield Bond Fund -- Class I (7/98)...................... 2005     1.476         1.509        2,108,663

  Investors Fund -- Class I (10/98)........................... 2005     1.403         1.472        6,896,463

  Total Return Fund -- Class I (10/98)........................ 2005     1.226         1.248        5,007,135

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
Smith Barney Investment Funds Inc.
  Smith Barney Investment Grade Bond Fund -- Class A (9/96).. 2005     1.713         1.718        4,635,064

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/04).................. 2005     1.073         1.149       12,161,921

  Convertible Securities Portfolio (5/04).................... 2005     1.035         1.023           95,656

  Disciplined Mid Cap Stock Portfolio (8/98)................. 2005     2.120         2.348        2,488,257

  Equity Income Portfolio (10/96)............................ 2005     1.826         1.879        3,967,894

  Federated High Yield Portfolio (11/96)..................... 2005     1.497         1.513          947,377

  Large Cap Portfolio (9/96)................................. 2005     1.497         1.603        5,659,374

  Managed Allocation Series: Aggressive Portfolio (7/05)..... 2005     1.000         1.053            8,460

  Managed Allocation Series: Conservative Portfolio (5/05)... 2005     1.000         1.018           35,873

  Managed Allocation Series: Moderate Portfolio (6/05)....... 2005     1.000         1.044           47,745

  Managed Allocation Series: Moderate-Aggressive
  Portfolio (5/05)........................................... 2005     1.000         1.067          179,810

  Managed Allocation Series: Moderate-Conservative
  Portfolio (6/05)........................................... 2005     1.000         1.026           32,425

  Mercury Large Cap Core Portfolio (6/98).................... 2005     0.893         0.986        1,240,345

  MFS(R) Mid Cap Growth Portfolio (6/01)..................... 2005     0.586         0.595       17,380,444

  MFS(R) Total Return Portfolio (8/96)....................... 2005     1.902         1.929       13,700,725

  MFS(R) Value Portfolio (5/04).............................. 2005     1.121         1.176          447,743

  Mondrian International Stock Portfolio (9/96).............. 2005     1.202         1.296        6,053,891

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Pioneer Fund Portfolio (5/03)............................................ 2005     1.331         1.390          197,581

  Pioneer Mid Cap Value Portfolio (5/05)................................... 2005     1.000         1.060            7,320

  Pioneer Strategic Income Portfolio (9/96)................................ 2005     1.492         1.523        1,386,236

  Strategic Equity Portfolio (9/96)........................................ 2005     1.582         1.590        5,030,438

  Style Focus Series: Small Cap Growth Portfolio (9/05).................... 2005     1.000         1.008            7,602

  Style Focus Series: Small Cap Value Portfolio (9/05)..................... 2005     1.000         1.008            1,691

  Travelers Quality Bond Portfolio (7/97).................................. 2005     1.364         1.365        3,374,701

  U.S. Government Securities Portfolio (5/04).............................. 2005     1.052         1.081        7,031,317

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03)............. 2005     0.996         1.004          322,199

  Smith Barney Aggressive Growth Portfolio (5/00).......................... 2005     0.919         1.010       32,284,111

  Smith Barney Large Capitalization Growth Portfolio (10/98)............... 2005     1.537         1.593        4,410,403

  Smith Barney Money Market Portfolio (6/98)............................... 2005     1.102         1.116       31,824,576

  Social Awareness Stock Portfolio (5/04).................................. 2005     1.082         1.113        1,999,728

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)............................. 2005     1.447         1.484        1,039,939

  Emerging Growth Portfolio -- Class II Shares (5/01)...................... 2005     0.711         0.754          891,392

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)......................................................... 2005     1.101         1.138        1,240,390

Variable Insurance Products Fund
  Contrafund(double left angle quote) Portfolio -- Service Class 2 (6/01).. 2005     1.191         1.368        4,316,893

  Mid Cap Portfolio -- Service Class 2 (5/01).............................. 2005     1.523         1.771        5,275,586

                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large -- Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R) Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AllianceBernstein Value Funds: AllianceBernstein Growth and Income Fund -- Class A was replaced by the AllianceBernstein Variable Product Series Fund Inc: AllianceBerstein Growth and Income Portfolio -- Class B, which is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Newberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

On 04/29/2005, Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares was replaced by the Travelers Series Trust: Large Cap Portfolio, which is no longer available as a funding option.

                               NOTES (CONTINUED)

On 04/29/2005, Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares was replaced by the Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund -- Class 2, and is no longer available as a funding option.

On 04/29/2005, Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 was replaced by the Salomon Brothers Variable Series Funds, Inc: All Cap Fund -- Class I, and is no longer available as a funding option.

                                  APPENDIX B
--------------------------------------------------------------------------------

            ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES



              Former Name                               New Name
---------------------------------------  ---------------------------------------
GREENWICH STREET SERIES FUND             LEGG MASON PARTNERS VARIABLE PORTFOLIOS
                                          II
 Appreciation Portfolio                   Legg Mason Partners Variable
                                          Appreciation Portfolio
 Equity Index Portfolio -- Class I        Legg Mason Partners Variable Equity
                                          Index Portfolio -- Class II

SMITH BARNEY INVESTMENT FUNDS INC.       LEGG MASON PARTNERS INVESTMENT FUNDS,
                                          INC.
 Smith Barney Investment Grade Bond       Legg Mason Partners Investment Grade
 Fund -- Class A                          Bond Fund -- Class A

SMITH BARNEY INVESTMENT TRUST            LEGG MASON PARTNERS INVESTMENT TRUST

 Smith Barney S&P 500 Index Shares +      Legg Mason Partners S&P 500 Index Fund
                                          -- Class A+
 Salomon Brothers Variable Series Funds   Legg Mason Partners Variable
 Inc                                      Portfolios I, Inc

 Salomon Brothers Variable All Cap Fund   Legg Mason Partners Variable All Cap
 -- Class I                               Portfolio -- Class 1

 Salomon Brothers Variable High Yield     Legg Mason Partners Variable High
 Bond Fund -- Class I                     Yield Bond Portfolio -- Class I

 Salomon Brothers Variable Investors      Legg Mason Partners Variable Investors
 Fund -- Class I                          Portfolio -- Class 1

 Salomon Brothers Variable Total Return   Legg Mason Partners Variable Total
 Fund -- Class I                          Return Portfolio -- Class 1


TRAVELERS SERIES FUND INC.               LEGG MASON PARTNERS VARIABLE PORTFOLIOS
                                          III, INC.
 SB Adjustable Rate Income Portfolio      Legg Mason Partners Variable
                                          Adjustable Rate Income Portfolio
 Smith Barney Aggressive Growth           Legg Mason Partners Variable
 Portfolio                                Aggressive Growth Portfolio

 Smith Barney Large Capitalization        Legg Mason Partners Variable Large Cap
 Growth Portfolio                         Growth Portfolio

 Social Awareness Stock Portfolio         Legg Mason Partners Variable Social
                                          Awareness Stock Portfolio
 Smith Barney Money Market Portfolio      Legg Mason Partners Variable Money
                                          Market Portfolio

VARIABLE ANNUITY PORTFOLIOS              LEGG MASON PARTNERS VARIABLE PORTFOLIOS
                                          V
 Smith Barney Small Cap Growth            Legg Mason Partners Small Cap Growth
 Opportunities                            Opportunities Portfolio




UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.



        Former Underlying Fund                     New Underlying Fund
---------------------------------------  ---------------------------------------
Travelers Series Trust                    Metropolitan Series Fund, Inc. --
                                          Asset Allocation Portfolios
Managed Allocation Series Conservative   MetLife Conservative Allocation
Portfolio                                Portfolio -- Class B

Managed Allocation Series Moderate --    MetLife Conservative to Moderate
Conservative Portfolio                   Allocation Portfolio -- Class B

Managed Allocation Series Moderate       MetLife Moderate Allocation Portfolio
Portfolio                                -- Class B

Managed Allocation Series Moderate --    MetLife Moderate to Aggressive
Aggressive Portfolio                     Allocation Portfolio -- Class B

Managed Allocation Series Aggressive     MetLife Aggressive Allocation Portfolio
Portfolio                                -- Class B

        Former Underlying Fund                     New Underlying Fund
---------------------------------------  ----------------------------------------
                                         Met Investors Series Trust
Capital Appreciation Fund                Janus Capital Appreciation Portfolio --
                                          Class A
                                         Metropolitan Series Fund, Inc.
Managed Assets Trust                     Legg Mason Partners Managed Assets
                                          Portfolio -- Class A
High Yield Bond Trust                    Metropolitan Series Fund, Inc.
                                         Western Asset Management High Yield
                                          Bond Portfolio -- Class A

Travelers Series Trust                   Met Investors Series Trust

Disciplined Mid Cap Stock Portfolio      Batterymarch Mid -- Cap Stock Portfolio
                                          -- Class A
Style Focus Series: Small Cap Value      Dreman Small -- Cap Value Portfolio --
 Portfolio                                Class A

                                         Federated High Yield Portfolio-- Class A
Federated High Yield Portfolio           Harris Oakmark International Stock
                                          Portfolio -- Class A
Mondrian International Stock Portfolio

Capital Appreciation                     Janus Capital Appreciation -- Class A
Convertible Securities Portfolio         Lord Abbett Bond Debenture Portfolio
                                          Class A

Mercury Large Cap Core Portfolio         Mercury Large -- Cap Core Portfolio --
                                          Class A
AIM Capital Appreciation Portfolio*      Met/AIM Capital Appreciation Portfolio
                                          -- Class A
Style Focus Series Small Cap Growth      Met/AIM Small Cap Growth Portfolio --
 Portfolio                                Class A

MFS(R) Value Portfolio                   MFS(R) Value Portfolio -- Class A
Pioneer Fund Portfolio                   Pioneer Fund Portfolio -- Class A
Pioneer Mid Cap Value Portfolio          Pioneer Mid -- Cap Value Portfolio --
                                          Class A
Pioneer Strategic Income Portfolio --    Pioneer Strategic Income Portfolio --
 Class A                                  Class A
                                         Metropolitan Series Fund
MFS(R) Mid Cap Growth Portfolio          BlackRock Aggressive Growth Portfolio

Travelers Quality Bond Portfolio         BlackRock Bond Income Portfolio --
                                          Class A
Large Cap Portfolio                      FI Large Cap Portfolio Class A
Strategic Equity Portfolio               FI Large Cap Portfolio Class A
Equity Income Portfolio                  FI Value Leaders Portfolio -- Class D
MFS(R) Total Return                      MFS(R) Total Return Portfolio -- Class F
U.S. Government Securities Portfolio     Western Asset Management U.S.
                                          Government Portfolio

UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.



        Former Underlying Fund                     New Underlying Fund
---------------------------------------  ---------------------------------------
Lord Abbett Series Fund, Inc             Met Investors Series Trust
Growth and Income Portfolio              Lord Abbett Growth and Income Portfolio
                                          -- Class B
Mid Cap Value Portfolio                  Lord Abbett Mid Cap Value Portfolio --
                                          Class B
Oppenheimer Variable Account Funds
Oppenheimer Main Street Fund/VA --       Lord Abbett Growth and Income Portfolio
 Service Shares of the                    -- Class B

Franklin Templeton Variable Insurance
 Products Trust
Mutual Shares Securities Fund -- Class   Lord Abbett Growth and Income Portfolio
 2 Shares                                 -- Class B

Alliance Bernstein Variable Product      Metropolitan Series Fund, Inc.
 Series Fund
AllianceBernstein Large Cap Growth       T. Rowe Price Large Cap Growth
 Portfolio -- Class B                     Portfolio -- Class B
Janus Aspen Series
Janus Aspen Series Growth and Income     T. Rowe Price Large Cap Growth
 Portfolio                                Portfolio -- Class B
Delaware VIP Trust
Delaware VIP REIT Series -- Standard     Neuberger Berman Real Estate Portfolio
 Class                                    -- Class A

                                  APPENDIX C
--------------------------------------------------------------------------------

                      PORTFOLIO LEGAL AND MARKETING NAMES



          SERIES FUND/ TRUST                        PORTFOLIO/ SERIES                         MARKETING NAME
---------------------------------------  ---------------------------------------  ----------------------------------------
AMERICAN FUNDS INSURANCE SERIES          Global Growth Fund                       American Funds Global Growth Fund
AMERICAN FUNDS INSURANCE SERIES          Growth -- Income Fund                    American Funds Growth -- Income Fund
AMERICAN FUNDS INSURANCE SERIES          Growth Fund                              American Funds Growth Fund
DREYFUS VARIABLE INVESTMENT FUND         Appreciation Portfolio                   Dreyfus VIF Appreciation Portfolio
DREYFUS VARIABLE INVESTMENT FUND         Developing Leaders Portfolio             Dreyfus VIF Developing Leaders Portfolio

JANUS ASPEN SERIES                       Global Life Sciences Portfolio           Janus Aspen Series Global Life Sciences
                                                                                    Portfolio
JANUS ASPEN SERIES                       Global Technology Portfolio              Janus Aspen Series Global Technology
                                                                                    Portfolio
JANUS ASPEN SERIES                       Mid Cap Growth Portfolio                 Janus Aspen Series Mid Cap Growth
                                                                                    Portfolio
METROPOLITAN SERIES FUND, INC.           FI Large Cap Portfolio                   FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio               FI Value Leaders Portfolio (Fidelity)
PIMCO VARIABLE INSURANCE TRUST           Real Return Portfolio                    PIMCO VIT Real Return Portfolio

          SERIES FUND/ TRUST                        PORTFOLIO/ SERIES                         MARKETING NAME
---------------------------------------  ---------------------------------------  ----------------------------------------
PIMCO VARIABLE INSURANCE TRUST           Total Return Portfolio                   PIMCO VIT Total Return Portfolio
REGISTERED FIX ACCOUNT                   Registered Fix                           Fixed Account
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Trust         Van Kampen LIT Comstock Portfolio
                                         Comstock Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Trust         Van Kampen LIT Emerging Growth Portfolio
                                         Emerging Growth Portfolio


VARIABLE INSURANCE PRODUCTS              Contrafund(R) Portfolio                  Fidelity VIP Contrafund(R) Portfolio
VARIABLE INSURANCE PRODUCTS              Mid Cap Portfolio                        Fidelity VIP Mid Cap Portfolio

                                  APPENDIX D

--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement Valuation of Assets
                         Federal Tax Considerations

                         Independent Registered Public Accounting Firms

                         Condensed Financial Information
                         Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please check the box, complete the coupon found below and mail it to: MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, Hartford, Connecticut, 06103-3415.

[  ] MIC Book 95


Name:
         -------------------------

Address:
         -------------------------


         -------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                    METLIFE RETIREMENT PERSPECTIVES ("MRP")

The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred

                                                                    May 1, 2006

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      UNALLOCATED GROUP VARIABLE CONTRACT

                      AND METLIFE RETIREMENT PERSPECTIVES


                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2006


                                      FOR


        METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES (THE
                 "SEPARATE ACCOUNT" OR "SEPARATE ACCOUNT QPN")


                                   ISSUED BY


                   METLIFE INSURANCE COMPANY OF CONNECTICUT*

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Unallocated Group Variable Contract Prospectus or the MetLife Retirement Perspectives Prospectus dated May 1, 2006. A copy of the Prospectus may be obtained by writing to MetLife Insurance Company of Connecticut , Annuity Operations and Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-233-3591 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


TABLE OF CONTENTS


THE INSURANCE COMPANY.................................................  2
PRINCIPAL UNDERWRITER.................................................  2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.....................  3
NET INVESTMENT FACTOR.................................................  5
MONEY MARKET CALCULATION..............................................  6
FEDERAL TAX CONSIDERATIONS............................................  6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS........................  9
CONDENSED FINANCIAL INFORMATION....................................... 10
FINANCIAL STATEMENTS..................................................  1



* The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

                             THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the State of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.


The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE SEPARATE ACCOUNT. MetLife of CT Separate Account QPN for Variable Annuities (formerly known as The Travelers Separate Account QPN for Variable Annuities) (the "Separate Account") satisfies certain exclusionary provisions and, as such, is not subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it.
Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                             PRINCIPAL UNDERWRITER


MLI Distribution LLC ("MLIDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. MLIDLLC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT


Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDLLC and the Company, MLIDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                       MLIDLLC Underwriting Commissions



     UNDERWRITING COMMISSIONS PAID TO AMOUNT OF UNDERWRITING COMMISSIONS
YEAR      MLIDLLC BY THE COMPANY             RETAINED BY MLIDLLC
---- -------------------------------- ----------------------------------
2005           $132,588,671                           $0
2004           $132,410,000                           $0
2003           $ 73,233,000                           $0



The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $3,366,257 to $8,402. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $29,851,648 to $438,893. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $33,217,905 to $273,717.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.

Linsco/Private Ledger
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
DWS Scudder Distributors, Inc.
Citigroup Global Markets Inc. (d/b/a/ Smith Barney)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                             NET INVESTMENT FACTOR


THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

   (a) = investment income plus capital gains and losses (whether realized or unrealized);

   (b) = any deduction for applicable taxes (presently zero); and

   (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 / 7))-1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV X Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee X (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.


                          FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age
70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1 of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.


The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($ 44,000 for 2006 ). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.


Amounts attributable to salary reduction contributions under Code
Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:


1. ELIGIBLE ROLLOVER DISTRIBUTION FROM QUALIFIED PENSION AND PROFIT-SHARING
   PLANS

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:


     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d) the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)


To the extent not subject to 20% mandatory withholding as described in Section
1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.


3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


The financial statements of The Travelers Separate Account QPN for Variable Annuities as of December 31, 2005 and for the period in the year then ended and The Travelers Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., PUSH DOWN BASIS OF ACCOUNTING REQUIRED IN CERTAIN LIMITED CIRCUMSTANCES and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No.141, BUSINESS COMBINATIONS) as of December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, included herein, and the statement of changes in net assets of Travelers Separate Account QPN for Variable Annuities for the year or lesser periods ended December 31, 2004, and financial highlights for each of the years or lesser periods in the four-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company ' s methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for variable interest entities in 2003.

                          SEPARATE ACCOUNT FINANCIALS


                        CONDENSED FINANCIAL INFORMATION

                  UNALLOCATED GROUP VARIABLE ANNUITY CONTRACT

The following tables provide the Accumulation Unit Values information for the mid-range combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.


                        SEPARATE ACCOUNT CHARGES 1.00%


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
 Capital Appreciation Fund (8/96)................... 2005     2.074         2.427        1,985,786
 Templeton Growth Fund, Inc. --
 Class A (8/96)..................................... 2005     2.180         2.334        1,276,579
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)................................... 2005     1.079         1.118        3,780,258
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)................................... 2005     0.785         0.893          131,366
American Funds Insurance Series
 Global Growth Fund --
   Class 2 Shares (5/04)............................ 2005     1.107         1.250          159,813
 Growth Fund --
   Class 2 Shares (5/04)............................ 2005     1.090         1.253          666,910
 Growth-Income Fund --
   Class 2 Shares (5/04)............................ 2005     1.081         1.133          295,088
CitiStreet Funds, Inc.
 CitiStreet Diversified Bond Fund --
   Class I (9/00)................................... 2005     1.294         1.307        1,241,377
 CitiStreet International Stock Fund --
   Class I (7/00)................................... 2005     0.819         0.930          707,055
 CitiStreet Large Company Stock Fund --
   Class I (7/01)................................... 2005     0.979         1.034          727,228
 CitiStreet Small Company Stock Fund --
   Class I (9/00)................................... 2005     1.138         1.209          681,640
Delaware VIP Trust
 Delaware VIP REIT Series --
   Standard Class (5/03)............................ 2005     1.649         1.750          225,503
Dreyfus Variable Investment Fund
 Dreyfus VIF--Appreciation Portfolio --
   Initial Shares (7/98)............................ 2005     1.053         1.088          958,402
 Dreyfus VIF--Developing Leaders Portfolio --
   Initial Shares (6/98)............................ 2005     1.354         1.419        2,186,979

                        CONDENSED FINANCIAL INFORMATION

                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                              ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01)................................... 2005     0.986         1.022          175,198
 Mutual Shares Securities Fund -- Class 2 Shares (5/03).... 2005     1.341         1.467          113,813
 Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)................................... 2005     1.792         2.261          253,272
 Templeton Foreign Securities Fund -- Class 2 Shares (5/04) 2005     1.155         1.260          374,098
Greenwich Street Series Fund
 Appreciation Portfolio (8/98)............................. 2005     1.267         1.308        1,768,235
 Diversified Strategic Income Portfolio (8/98)............. 2005     1.293         1.313          389,636
 Equity Index Portfolio -- Class II Shares (5/04).......... 2005     1.086         1.121        3,655,254
Janus Aspen Series
 Growth and Income Portfolio -- Service Shares (5/00)...... 2005     0.762         0.846          201,434
 Mid Cap Growth Portfolio -- Service Shares (5/00)......... 2005     0.458         0.508        2,229,221
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Portfolio (5/03).............. 2005     1.523         1.569           31,901
Lord Abbett Series Fund, Inc.
 Growth and Income Portfolio (5/04)........................ 2005     1.109         1.134          143,621
 Mid-Cap Value Portfolio (5/04)............................ 2005     1.163         1.246          281,105
Oppenheimer Variable Account Funds
 Oppenheimer Main Street Fund/VA -- Service Shares (5/04).. 2005     1.077         1.127          107,951
PIMCO Variable Insurance Trust
 Total Return Portfolio--Administrative Class (5/01)....... 2005     1.231         1.249        1,219,322

                        CONDENSED FINANCIAL INFORMATION

                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
Putnam Variable Trust
 Putnam VT Small Cap Value Fund --
   Class IB Shares (5/01)................................. 2005     1.635         1.733          498,361
Salomon Brothers Variable Series Funds Inc.
 All Cap Fund -- Class I (9/98)........................... 2005     1.908         1.966          868,168
 High Yield Bond Fund -- Class I (7/98)................... 2005     1.527         1.569          500,840
 Investors Fund -- Class I (10/98)........................ 2005     1.448         1.527        1,787,678
 Total Return Fund -- Class I (10/98)..................... 2005     1.266         1.295          945,608
Smith Barney Investment Funds Inc.
 Smith Barney Investment Grade Bond Fund -- Class A (9/96) 2005     1.795         1.809          933,988
Smith Barney Investment Series
 Smith Barney Growth and Income Portfolio (5/01).......... 2005     0.981         1.008          166,525
 Smith Barney Premier Selections All Cap Growth Portfolio
   (5/01)................................................. 2005     0.880         0.926          954,538
Smith Barney Investments Funds Inc.
 Smith Barney Small Cap Value Fund -- Class A (5/01)...... 2005     1.624         1.714          619,292
The Travelers Series Trust
 AIM Capital Appreciation Portfolio (5/04)................ 2005     1.076         1.159        2,507,428
 Convertible Securities Portfolio (5/04).................. 2005     1.038         1.032           19,667
 Disciplined Mid Cap Stock Portfolio (8/98)............... 2005     2.190         2.438          753,909
 Equity Income Portfolio (10/96).......................... 2005     1.911         1.977          744,764
 Federated High Yield Portfolio (11/96)................... 2005     1.244         1.263          180,446
 Large Cap Portfolio (9/96)............................... 2005     1.568         1.688        1,031,674
 Mercury Large Cap Core Portfolio (6/98).................. 2005     0.924         1.025          279,862

                        CONDENSED FINANCIAL INFORMATION

                                                                 UNIT VALUE AT                  NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                              YEAR     YEAR       END OF YEAR          YEAR
--------------                                              ---- ------------- ------------- ---------------------
 MFS Mid Cap Growth Portfolio (6/01)....................... 2005     0.596         0.608           2,726,395
 MFS Total Return Portfolio (8/96)......................... 2005     1.993         2.032           1,824,673
 MFS Value Portfolio (5/04)................................ 2005     1.125         1.186             103,300
 Mondrian International Stock Portfolio (9/96)............. 2005     1.259         1.365           1,580,619
 Pioneer Fund Portfolio (5/03)............................. 2005     1.342         1.409              29,224
 Pioneer Strategic Income Portfolio (9/96)................. 2005     1.563         1.604             151,172
 Strategic Equity Portfolio (9/96)......................... 2005     1.658         1.675             743,126
 Travelers Quality Bond Portfolio (7/97)................... 2005     1.420         1.429             470,850
 U.S. Government Securities Portfolio (5/04)............... 2005     1.055         1.090           1,242,315
Travelers Series Fund Inc.
 SB Adjustable Rate Income Portfolio --
   Class I Shares (9/03)................................... 2005     1.002         1.016              15,979
 Smith Barney Aggressive Growth Portfolio (5/00)........... 2005     0.940         1.039           8,477,137
 Smith Barney Large Capitalization Growth Portfolio (10/98) 2005     1.587         1.653           1,164,340
 Smith Barney Money Market Portfolio (6/98)................ 2005     1.140         1.160           7,578,346
 Social Awareness Stock Portfolio (5/04)................... 2005     1.086         1.122             786,605
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II Shares (5/03).............. 2005     1.459         1.504             123,915
 Emerging Growth Portfolio-- Class II Shares (5/01)........ 2005     0.724         0.771             105,805
Variable Annuity Portfolios
 Smith Barney Small Cap Growth Opportunities Portfolio
   (5/01).................................................. 2005     1.122         1.165             302,859
Variable Insurance Products Fund
 Contrafund(double left angle quote) Portfolio --
   Service Class 2 (6/01).................................. 2005     1.212         1.400             560,332

                        CONDENSED FINANCIAL INFORMATION

                                                   UNIT VALUE AT                  NUMBER OF UNITS
                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                YEAR     YEAR       END OF YEAR          YEAR
--------------                                ---- ------------- ------------- ---------------------
  Mid Cap Portfolio --
   Service Class 2 (5/01).................... 2005     1.551         1.813           1,006,536

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT CHARGES 1.10%




                                                            UNIT VALUE AT                  NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR          YEAR
--------------                                         ---- ------------- ------------- ---------------------
 Capital Appreciation Fund (8/96)..................... 2005     2.049         2.395           2,608,147
 Templeton Growth Fund, Inc. -- Class A (8/96)........ 2005     2.154         2.304           1,336,077
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)..................................... 2005     1.079         1.116           2,384,922
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)..................................... 2005     0.782         0.889             114,706
American Funds Insurance Series
 Global Growth Fund -- Class 2 Shares (5/04).......... 2005     1.106         1.248             193,476
 Growth Fund -- Class 2 Shares (5/04)................. 2005     1.089         1.251             760,618
 Growth-Income Fund -- Class 2 Shares (5/04).......... 2005     1.080         1.131             269,969
CitiStreet Funds, Inc.
 CitiStreet Diversified Bond Fund -- Class I (9/00)... 2005     1.288         1.300           1,168,856
 CitiStreet International Stock Fund -- Class I (7/00) 2005     0.816         0.925             768,557
 CitiStreet Large Company Stock Fund -- Class I (7/01) 2005     0.976         1.029             741,048
 CitiStreet Small Company Stock Fund -- Class I (9/00) 2005     1.134         1.203             605,340
Delaware VIP Trust
 Delaware VIP REIT Series -- Standard Class (5/03).... 2005     1.647         1.746             140,767
Dreyfus Variable Investment Fund
 Dreyfus VIF-Appreciation Portfolio --
   Initial Shares (7/98).............................. 2005     1.045         1.079             813,561
 Dreyfus VIF-Developing Leaders Portfolio --
   Initial Shares (6/98).............................. 2005     1.344         1.406           2,067,013
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01).............................. 2005     0.982         1.018             143,940

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
 Mutual Shares Securities Fund -- Class 2 Shares (5/03)   2005     1.338         1.463          127,295
 Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)................................. 2005     1.789         2.255          222,669
 Templeton Foreign Securities Fund --
   Class 2 Shares (5/04)................................. 2005     1.154         1.258          356,966
Greenwich Street Series Fund
 Appreciation Portfolio (8/98)........................... 2005     1.258         1.297          820,628
 Diversified Strategic Income Portfolio
   (8/98)................................................ 2005     1.284         1.302          438,551
 Equity Index Portfolio --
   Class II Shares (5/04)................................ 2005     1.085         1.119        3,095,123
Janus Aspen Series
 Growth and Income Portfolio -- Service Shares (5/00).... 2005     0.758         0.841          327,665
 Mid Cap Growth Portfolio -- Service Shares (5/00)....... 2005     0.455         0.505        1,733,168
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Portfolio (5/03)............ 2005     1.521         1.564           60,777
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/04).................... 2005     1.108         1.132          219,236
 Mid - Cap Value Portfolio (5/04)........................ 2005     1.163         1.244          338,128
Oppenheimer Variable Account Funds
 Oppenheimer Main Street Fund/VA --
   Service Shares (5/04)................................. 2005     1.076         1.125          630,957
PIMCO Variable Insurance Trust
 Total Return Portfolio -- Administrative Class (5/01)... 2005     1.227         1.243        1,705,402
Putnam Variable Trust
 Putnam VT Small Cap Value Fund -- Class IB Shares (5/01) 2005     1.629         1.725          356,437

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
Salomon Brothers Variable Series Funds Inc.
 All Cap Fund -- Class I (9/98).......................... 2005     1.895         1.950          639,376
 High Yield Bond Fund-- Class I (7/98)................... 2005     1.515         1.556          326,974
 Investors Fund -- Class I (10/98)....................... 2005     1.438         1.515        1,327,780
 Total Return Fund -- Class I (10/98).................... 2005     1.257         1.285          847,170
Smith Barney Investment Funds Inc.
 Smith Barney Investment Grade Bond Fund --
   Class A (9/96)........................................ 2005     1.773         1.786          681,310
Smith Barney Investment Series
 Smith Barney Growth and Income Portfolio (5/01)......... 2005     0.977         1.004          100,725
 Smith Barney Premier Selections All Cap Growth Portfolio
   (5/01)................................................ 2005     0.877         0.922        1,092,142
Smith Barney Investments Funds Inc.
 Smith Barney Small Cap Value Fund --
   Class A (5/01)........................................ 2005     1.618         1.706          434,125
The Travelers Series Trust...............................
 AIM Capital Appreciation Portfolio (5/04)............... 2005     1.075         1.157        2,968,643
 Convertible Securities Portfolio (5/04)................. 2005     1.038         1.030            4,083
 Disciplined Mid Cap Stock Portfolio (8/98).............. 2005     2.175         2.418          293,800
 Equity Income Portfolio (10/96)......................... 2005     1.889         1.952          432,862
 Federated High Yield Portfolio (11/96).................. 2005     1.237         1.254          182,877
 Large Cap Portfolio (9/96).............................. 2005     1.550         1.666        1,590,378
 Mercury Large Cap Core Portfolio (6/98)................. 2005     0.917         1.016          201,752
 MFS Mid Cap Growth Portfolio (6/01)..................... 2005     0.594         0.606        2,249,747
 MFS Total Return Portfolio (8/96)....................... 2005     1.969         2.005        1,678,168

                        CONDENSED FINANCIAL INFORMATION

                                                                              UNIT VALUE AT               NUMBER OF UNITS
                                                                              BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                           YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                           ---- ------------- ------------- ---------------
 MFS Value Portfolio (5/04)............................................. 2005     1.124         1.184           61,968
 Mondrian International Stock Portfolio (9/96).......................... 2005     1.244         1.347        1,473,661
 Pioneer Fund Portfolio (5/03).......................................... 2005     1.340         1.405            1,689
 Pioneer Strategic Income Portfolio (9/96).............................. 2005     1.544         1.583           63,143
 Strategic Equity Portfolio (9/96)...................................... 2005     1.638         1.653        1,034,040
 Travelers Quality Bond Portfolio (7/97)................................ 2005     1.406         1.413          634,782
 U.S. Government Securities Portfolio (5/04)............................ 2005     1.054         1.088          675,839
Travelers Series Fund Inc.
 SB Adjustable Rate Income Portfolio --
   Class I Shares (9/03)................................................ 2005     1.001         1.013           36,771
 Smith Barney Aggressive Growth
   Portfolio (5/00)..................................................... 2005     0.936         1.033        5,498,618
 Smith Barney Large Capitalization Growth Portfolio
   (10/98).............................................................. 2005     1.576         1.640        1,432,693
 Smith Barney Money Market Portfolio (6/98)............................. 2005     1.131         1.150        7,627,058
 Social Awareness Stock Portfolio (5/04)................................ 2005     1.085         1.121          198,485
Van Kampen Life Investment Trust
 Comstock Portfolio --
   Class II Shares (5/03)............................................... 2005     1.457         1.500          168,513
 Emerging Growth Portfolio -- Class II Shares (5/01).................... 2005     0.721         0.768          153,746
Variable Annuity Portfolios
 Smith Barney Small Cap Growth Opportunities Portfolio
   (5/01)............................................................... 2005     1.117         1.159          279,994
Variable Insurance Products Fund
 Contrafund(double left angle quote) Portfolio -- Service Class 2 (6/01) 2005     1.208         1.393          365,063
 Mid Cap Portfolio -- Service Class 2 (5/01)............................ 2005     1.546         1.804          822,976

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT CHARGES 1.20%




                                                          UNIT VALUE AT                  NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR          YEAR
--------------                                       ---- ------------- ------------- ---------------------
 Capital Appreciation Fund (8/96)................... 2005     2.037         2.379           7,188,629
 Templeton Growth Fund, Inc. -- Class A (8/96)...... 2005     2.141         2.288           5,056,111
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)................................... 2005     1.078         1.114           8,419,713
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)................................... 2005     0.779         0.885             280,013
American Funds Insurance Series
 Global Growth Fund --
   Class 2 Shares (5/04)............................ 2005     1.106         1.246             495,772
 Growth Fund -- Class 2 Shares (5/04)............... 2005     1.088         1.249           2,335,414
 Growth-Income Fund -- Class 2 Shares (5/04)........ 2005     1.080         1.129             848,868
CitiStreet Funds, Inc.
 CitiStreet Diversified Bond Fund --
   Class I (9/00)................................... 2005     1.283         1.294           2,132,297
 CitiStreet International Stock Fund --
   Class I (7/00)................................... 2005     0.812         0.920           1,967,663
 CitiStreet Large Company Stock Fund --
   Class I (7/01)................................... 2005     0.972         1.025           1,662,132
 CitiStreet Small Company Stock Fund --
   Class I (9/00)................................... 2005     1.129         1.196           2,194,715
Delaware VIP Trust
 Delaware VIP REIT Series -- Standard Class (5/03).. 2005     1.644         1.741             563,321
Dreyfus Variable Investment Fund
 Dreyfus VIF - Appreciation Portfolio --
   Initial Shares (7/98)............................ 2005     1.039         1.071           3,623,348
 Dreyfus VIF - Developing Leaders Portfolio --
   Initial Shares (6/98)............................ 2005     1.336         1.397           6,052,230
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01)............................ 2005     0.978         1.013             796,382

                        CONDENSED FINANCIAL INFORMATION

                                                           UNIT VALUE AT                  NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR          YEAR
--------------                                        ---- ------------- ------------- ---------------------
 Mutual Shares Securities Fund --
   Class 2 Shares (5/03)............................. 2005     1.336         1.460             295,550
 Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)............................. 2005     1.787         2.249             650,950
 Templeton Foreign Securities Fund --
   Class 2 Shares (5/04)............................. 2005     1.153         1.256           1,280,071
Greenwich Street Series Fund
 Appreciation Portfolio (8/98)....................... 2005     1.250         1.288           4,989,250
 Diversified Strategic Income Portfolio (8/98)....... 2005     1.276         1.293             770,196
 Equity Index Portfolio --
   Class II Shares (5/04)............................ 2005     1.085         1.117           8,117,520
Janus Aspen Series
 Growth and Income Portfolio -- Service Shares (5/00) 2005     0.755         0.836             536,216
 Mid Cap Growth Portfolio -- Service Shares (5/00)... 2005     0.453         0.502           4,621,566
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Portfolio (5/03)........ 2005     1.518         1.560             225,118
Lord Abbett Series Fund, Inc.
 Growth and Income Portfolio (5/04).................. 2005     1.108         1.130             936,476
 Mid-Cap Value Portfolio (5/04)...................... 2005     1.162         1.242           1,068,892
Oppenheimer Variable Account Funds
 Oppenheimer Main Street Fund/VA --
   Service Shares (5/04)............................. 2005     1.075         1.123           1,017,937
PIMCO Variable Insurance Trust
 Total Return Portfolio --
   Administrative Class (5/01)....................... 2005     1.222         1.237           3,700,080
Putnam Variable Trust
 Putnam VT Small Cap Value Fund --
   Class IB Shares (5/01)............................ 2005     1.623         1.717           1,257,929

                        CONDENSED FINANCIAL INFORMATION

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
Salomon Brothers Variable Series Funds Inc.
 All Cap Fund -- Class I (9/98).......................... 2005     1.884         1.937        1,952,120
 High Yield Bond Fund -- Class I (7/98).................. 2005     1.506         1.545        1,378,708
 Investors Fund -- Class I (10/98)....................... 2005     1.430         1.505        4,900,506
 Total Return Fund -- Class I (10/98).................... 2005     1.250         1.276        2,583,391
Smith Barney Investment Funds Inc.
 Smith Barney Investment Grade Bond Fund --
   Class A (9/96)........................................ 2005     1.763         1.773        2,887,081
Smith Barney Investment Series
 Smith Barney Growth and Income Portfolio (5/01)......... 2005     0.974         0.999          240,286
 Smith Barney Premier Selections All Cap Growth Portfolio
   (5/01)................................................ 2005     0.873         0.917        3,037,270
Smith Barney Investments Funds Inc.
 Smith Barney Small Cap Value Fund -- Class A (5/01)..... 2005     1.612         1.698        1,517,390
The Travelers Series Trust
 AIM Capital Appreciation Portfolio (5/04)............... 2005     1.075         1.155        8,956,855
 Convertible Securities Portfolio (5/04)................. 2005     1.037         1.028          130,864
 Disciplined Mid Cap Stock Portfolio (8/98).............. 2005     2.162         2.402          992,780
 Equity Income Portfolio (10/96)......................... 2005     1.878         1.938        2,002,181
 Federated High Yield Portfolio (11/96).................. 2005     1.230         1.246          954,262
 Large Cap Portfolio (9/96).............................. 2005     1.541         1.655        2,976,270
 Mercury Large Cap Core Portfolio (6/98)................. 2005     0.911         1.009          706,664
 MFS Mid Cap Growth Portfolio (6/01)..................... 2005     0.592         0.603        6,955,206
 MFS Total Return Portfolio (8/96)....................... 2005     1.958         1.991        6,335,268

                        CONDENSED FINANCIAL INFORMATION

                                                                              UNIT VALUE AT                  NUMBER OF UNITS
                                                                              BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                                           YEAR     YEAR       END OF YEAR          YEAR
--------------                                                           ---- ------------- ------------- ---------------------
 MFS Value Portfolio (5/04)............................................. 2005     1.124         1.182             352,618
 Mondrian International Stock Portfolio (9/96).......................... 2005     1.236         1.338           3,900,613
 Pioneer Fund Portfolio (5/03).......................................... 2005     1.338         1.401              63,532
 Pioneer Strategic Income Portfolio (9/96).............................. 2005     1.535         1.572             333,790
 Strategic Equity Portfolio (9/96)...................................... 2005     1.628         1.642           2,148,959
 Travelers Quality Bond Portfolio (7/97)................................ 2005     1.398         1.404           1,800,862
 U.S. Government Securities Portfolio (5/04)............................ 2005     1.054         1.086           2,874,712
Travelers Series Fund Inc.
 SB Adjustable Rate Income Portfolio --
   Class I Shares (9/03)................................................ 2005     0.999         1.011             133,365
 Smith Barney Aggressive Growth Portfolio (5/00)........................ 2005     0.932         1.028          19,883,127
 Smith Barney Large Capitalization Growth Portfolio
   (10/98).............................................................. 2005     1.567         1.629           3,006,425
 Smith Barney Money Market Portfolio (6/98)............................. 2005     1.125         1.143          22,223,914
 Social Awareness Stock Portfolio (5/04)................................ 2005     1.085         1.119             951,069
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II Shares (5/03)........................... 2005     1.454         1.496             413,091
 Emerging Growth Portfolio --
   Class II Shares (5/01)............................................... 2005     0.719         0.764             249,686
Variable Annuity Portfolios
 Smith Barney Small Cap Growth Opportunities Portfolio
   (5/01)............................................................... 2005     1.113         1.154             755,078
Variable Insurance Products Fund
 Contrafund(double left angle quote) Portfolio -- Service Class 2 (6/01) 2005     1.203         1.387           1,744,856
 Mid Cap Portfolio -- Service Class 2 (5/01)............................ 2005     1.540         1.796           3,005,479

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT CHARGES 1.30%




                                                          UNIT VALUE AT                  NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR          YEAR
--------------                                       ---- ------------- ------------- ---------------------
 Capital Appreciation Fund (8/96)................... 2005     2.012         2.348          38,316,442
 Templeton Growth Fund, Inc. -- Class A (8/96)...... 2005     2.115         2.258          24,634,141
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)................................... 2005     1.077         1.112          36,883,407
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)................................... 2005     0.777         0.880           1,525,982
American Funds Insurance Series
 Global Growth Fund -- Class 2 Shares (5/04)........ 2005     1.105         1.244           3,061,076
 Growth Fund -- Class 2 Shares (5/04)............... 2005     1.087         1.247           6,122,667
 Growth-Income Fund -- Class 2 Shares (5/04)........ 2005     1.079         1.127           7,466,608
CitiStreet Funds, Inc.
 CitiStreet Diversified Bond Fund -- Class I (9/00). 2005     1.277         1.287           3,882,252
 CitiStreet International Stock Fund --
   Class I (7/00)................................... 2005     0.809         0.915           2,592,729
 CitiStreet Large Company Stock Fund --
   Class I (7/01)................................... 2005     0.969         1.020           2,796,737
 CitiStreet Small Company Stock Fund --
   Class I (9/00)................................... 2005     1.124         1.190           3,793,677
Delaware VIP Trust
 Delaware VIP REIT Series --
   Standard Class (5/03)............................ 2005     1.641         1.736           4,078,473
Dreyfus Variable Investment Fund
 Dreyfus VIF - Appreciation Portfolio --
   Initial Shares (7/98)............................ 2005     1.031         1.062          15,118,185
 Dreyfus VIF - Developing Leaders Portfolio --
 Initial Shares (6/98).............................. 2005     1.326         1.385          19,865,885
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01)............................ 2005     0.975         1.008           2,633,975

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Mutual Shares Securities Fund --
   Class 2 Shares (5/03)...................................... 2005     1.334         1.456        1,527,395
  Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)...................................... 2005     1.784         2.244        3,342,105
  Templeton Foreign Securities Fund --
   Class 2 Shares (5/04)...................................... 2005     1.153         1.253        3,915,005
Greenwich Street Series Fund
  Appreciation Portfolio (8/98)............................... 2005     1.241         1.278       18,272,296
  Diversified Strategic Income Portfolio (8/98)............... 2005     1.267         1.283        2,087,820
  Equity Index Portfolio --
   Class II Shares (5/04)..................................... 2005     1.084         1.115       18,631,913
Janus Aspen Series
  Growth and Income Portfolio --
   Service Shares (5/00)...................................... 2005     0.751         0.832        2,980,527
  Mid Cap Growth Portfolio --
   Service Shares (5/00)...................................... 2005     0.451         0.499       21,940,688
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.516         1.556        1,138,203
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04).......................... 2005     1.107         1.128        5,215,295
  Mid-Cap Value Portfolio (5/04).............................. 2005     1.161         1.240        2,999,591
Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA --
   Service Shares (5/04)...................................... 2005     1.075         1.122        2,995,331
PIMCO Variable Insurance Trust
  Total Return Portfolio --
   Administrative Class (5/01)................................ 2005     1.218         1.231       10,959,074
Putnam Variable Trust
  Putnam VT Small Cap Value Fund --
   Class IB Shares (5/01)..................................... 2005     1.617         1.709        9,127,513

                        CONDENSED FINANCIAL INFORMATION

                                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                  ---- ------------- ------------- ---------------
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (9/98)............................... 2005     1.871         1.921        6,618,937
  High Yield Bond Fund -- Class I (7/98)....................... 2005     1.495         1.532        4,744,978
  Investors Fund -- Class I (10/98)............................ 2005     1.420         1.493       12,985,232
  Total Return Fund -- Class I (10/98)......................... 2005     1.241         1.266       10,113,092
Smith Barney Investment Funds Inc.
  Smith Barney Investment Grade Bond Fund --
   Class A (9/96).............................................. 2005     1.742         1.750        8,590,975
Smith Barney Investment Series
  Smith Barney Growth and Income Portfolio (5/01).............. 2005     0.970         0.994          491,009
  Smith Barney Premier Selections All Cap Growth Portfolio
   (5/01)...................................................... 2005     0.870         0.913        9,943,374
Smith Barney Investments Funds Inc.
  Smith Barney Small Cap Value Fund -- Class A (5/01).......... 2005     1.606         1.690        2,379,898
The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/04).................... 2005     1.074         1.153       23,814,110
  Convertible Securities Portfolio (5/04)...................... 2005     1.036         1.027          304,578
  Disciplined Mid Cap Stock Portfolio (8/98)................... 2005     2.147         2.383        3,951,037
  Equity Income Portfolio (10/96).............................. 2005     1.856         1.914       10,972,268
  Federated High Yield Portfolio (11/96)....................... 2005     1.522         1.540        2,050,790
  Large Cap Portfolio (9/96)................................... 2005     1.522         1.633       13,723,565
  Mercury Large Cap Core Portfolio (6/98)...................... 2005     0.905         1.001        2,421,732
  MFS Mid Cap Growth Portfolio (6/01).......................... 2005     0.590         0.600       33,812,297
  MFS Total Return Portfolio (8/96)............................ 2005     1.934         1.965       28,235,691

                        CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                    ---- ------------- ------------- ---------------
  MFS Value Portfolio (5/04)..................................... 2005     1.123         1.180          864,629
  Mondrian International Stock Portfolio (9/96).................. 2005     1.222         1.321       13,209,353
  Pioneer Fund Portfolio (5/03).................................. 2005     1.336         1.397          148,629
  Pioneer Strategic Income Portfolio (9/96)...................... 2005     1.517         1.552        3,067,805
  Strategic Equity Portfolio (9/96).............................. 2005     1.609         1.620       10,796,465
  Travelers Quality Bond Portfolio (7/97)........................ 2005     1.384         1.389        7,481,341
  U.S. Government Securities Portfolio (5/04).................... 2005     1.053         1.084       13,518,079
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio --
   Class I Shares (9/03)......................................... 2005     0.998         1.009          217,008
  Smith Barney Aggressive Growth Portfolio (5/00)................ 2005     0.927         1.022       56,480,312
  Smith Barney Large Capitalization Growth Portfolio (10/98)..... 2005     1.556         1.616        7,794,578
  Smith Barney Money Market Portfolio (6/98)..................... 2005     1.116         1.133       57,921,096
  Social Awareness Stock Portfolio (5/04)........................ 2005     1.084         1.117        4,049,355
Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)................... 2005     1.452         1.492        2,172,690
  Emerging Growth Portfolio -- Class II Shares (5/01)............ 2005     0.716         0.761        1,410,013
Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities Portfolio (5/01)... 2005     1.109         1.149        2,324,426
Variable Insurance Products Fund
  Contrafund(double left angle quote) Portfolio --
   Service Class 2 (6/01)........................................ 2005     1.199         1.381        7,904,103
  Mid Cap Portfolio -- Service Class 2 (5/01).................... 2005     1.534         1.788       12,661,665

                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large-Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS Mid Cap Growth Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was substituted for the Travelers Series Trust: AIM Capital Appreciation Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AllianceBernstein Value Funds: AllianceBernstein Growth and Income Fund -- Class A was substituted for the AllianceBernstein Variable Product Series Fund Inc: AllianceBerstein Growth and Income Portfolio -- Class B, which is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was substituted for the Greenwich Street Series Fund: Appreciation Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was substituted for the Greenwich Street Series Fund: Appreciation Portfolio, which is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was substituted for the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, which is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Newberger Berman Guardian Fund Advisor Class was substituted for the American Funds Insurance Series:
Growth-Income Fund -- Class 2 Shares, which is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was substituted for the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, which is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds:Diversified Strategic Income Portfolio was substituted for the Travelers Series Trust: Pioneer Strategic Income Portfolio, which is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was substituted for the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, which is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was substituted for the Travelers Series Trust: U.S. Government Securities Portfolio, which is no longer available as a funding option.

                        CONDENSED FINANCIAL INFORMATION

                        METLIFE RETIREMENT PERSPECTIVES




The following tables provide the Accumulation Unit Values information for the mid-range combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                        SEPARATE ACCOUNT CHARGES 1.05%



                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
 Capital Appreciation Fund (8/96)................... 2005     2.055         2.403       12,688,088
 High Yield Bond Trust (5/05)....................... 2005     1.000         1.027           33,163
 Managed Assets Trust (7/05)........................ 2005     1.000         1.020              687
 Templeton Growth Fund, Inc. -- Class A (8/96)...... 2005     2.160         2.312       12,503,502
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)................................... 2005     1.079         1.117       15,298,337
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)................................... 2005     0.784         0.891          701,232
American Funds Insurance Series
 Global Growth Fund -- Class 2 Shares (5/04)........ 2005     1.107         1.249        1,714,430
 Growth Fund -- Class 2 Shares (5/04)............... 2005     1.089         1.252        4,593,446
 Growth-Income Fund -- Class 2 Shares (5/04)........ 2005     1.081         1.132        2,637,066
Delaware VIP Trust
 Delaware VIP REIT Series -- Standard Class (5/03).. 2005     1.648         1.748        2,024,577
Dreyfus Variable Investment Fund
 Dreyfus VIF - Appreciation Portfolio --
   Initial Shares (7/98)............................ 2005     1.048         1.082        7,266,079
 Dreyfus VIF - Developing Leaders Portfolio --
   Initial Shares (6/98)............................ 2005     1.348         1.411        9,756,914
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01)............................ 2005     0.984         1.020        1,308,829

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Mutual Shares Securities Fund --
  Class 2 Shares (5/03)............................ 2005     1.339         1.465        1,251,284
  Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)........................... 2005     1.791         2.258        1,023,100
  Templeton Foreign Securities Fund --
   Class 2 Shares (5/04)........................... 2005     1.154         1.259        1,768,543
  Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (5/04). 2005     1.086         1.120        4,272,521
Janus Aspen Series
  Growth and Income Portfolio --
   Service Shares (5/00)........................... 2005     0.760         0.843        1,618,158
  Mid Cap Growth Portfolio -- Service Shares
   (5/00).......................................... 2005     0.457         0.506        7,806,415
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)..... 2005     1.522         1.567          857,129
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............... 2005     1.109         1.133        2,199,998
  Mid-Cap Value Portfolio (5/04)................... 2005     1.163         1.245        1,295,656
Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA --
   Service Shares (5/04)........................... 2005     1.076         1.126          941,212
  PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class
   (6/05).......................................... 2005     1.000         0.987           18,203
  Total Return Portfolio -- Administrative Class
   (5/01).......................................... 2005     1.229         1.246        6,621,264
Putnam Variable Trust
  Putnam VT Small Cap Value Fund --
   Class IB Shares (5/01).......................... 2005     1.632         1.729        6,121,699
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (9/98)................... 2005     1.900         1.957        1,800,138

                        CONDENSED FINANCIAL INFORMATION

                                                                 UNIT VALUE AT                  NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                              YEAR     YEAR       END OF YEAR          YEAR
--------------                                              ---- ------------- ------------- ---------------------
 High Yield Bond Fund -- Class I (7/98).................... 2005     1.520         1.561           2,995,011
 Investors Fund -- Class I (10/98)......................... 2005     1.442         1.520           7,022,960
 Total Return Fund -- Class I (10/98)...................... 2005     1.261         1.289           3,777,557
Smith Barney Investment Funds Inc.
 Smith Barney Investment Grade Bond Fund --
   Class A (9/96).......................................... 2005     1.778         1.792           3,809,655
The Travelers Series Trust
 AIM Capital Appreciation Portfolio (5/04)................. 2005     1.076         1.158           9,062,661
 Convertible Securities Portfolio (5/04)................... 2005     1.038         1.031              71,636
 Disciplined Mid Cap Stock Portfolio (8/98)................ 2005     2.181         2.427           1,519,196
 Equity Income Portfolio (10/96)........................... 2005     1.894         1.958           3,968,226
 Federated High Yield Portfolio (11/96).................... 2005     1.553         1.576           1,046,954
 Large Cap Portfolio (9/96)................................ 2005     1.554         1.672           4,511,968
 Managed Allocation Series: Aggressive Portfolio (7/05).... 2005     1.000         1.055              49,605
 Managed Allocation Series: Conservative Portfolio (5/05).. 2005     1.000         1.021                 462
 Managed Allocation Series: Moderate Portfolio (6/05)...... 2005     1.000         1.047             860,019
 Managed Allocation Series: Moderate-Aggressive Portfolio
   (5/05).................................................. 2005     1.000         1.069             144,197
 Managed Allocation Series: Moderate-Conservative Portfolio
   (6/05).................................................. 2005     1.000         1.029              63,237
 Mercury Large Cap Core Portfolio (6/98)................... 2005     0.919         1.019           1,383,683
 MFS Mid Cap Growth Portfolio (6/01)....................... 2005     0.595         0.607           9,205,299

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
 MFS Total Return Portfolio (8/96).................... 2005     1.975         2.012       12,047,206
 MFS Value Portfolio (5/04)........................... 2005     1.125         1.185          318,855
 Mondrian International Stock Portfolio (9/96)........ 2005     1.247         1.352        3,792,098
 Pioneer Fund Portfolio (5/03)........................ 2005     1.341         1.407           88,057
 Pioneer Mid Cap Value Portfolio (5/05)............... 2005     1.000         1.063            5,991
 Pioneer Strategic Income Portfolio (9/96)............ 2005     1.548         1.589        1,340,815
 Strategic Equity Portfolio (9/96).................... 2005     1.642         1.658        3,369,597
 Style Focus Series: Small Cap Growth Portfolio (9/05) 2005     1.000         1.009               --
 Style Focus Series: Small Cap Value Portfolio (9/05). 2005     1.000         1.009               --
 Travelers Quality Bond Portfolio (7/97).............. 2005     1.410         1.418        3,632,916
 U.S. Government Securities Portfolio (5/04).......... 2005     1.055         1.089        6,293,284
Travelers Series Fund Inc.
 SB Adjustable Rate Income Portfolio --
   Class I Shares (9/03).............................. 2005     1.001         1.014          219,777
 Smith Barney Aggressive Growth Portfolio (5/00)...... 2005     0.938         1.036       14,743,073
 Smith Barney Large Capitalization Growth Portfolio
   (10/98)............................................ 2005     1.581         1.646        3,665,017
 Smith Barney Money Market Portfolio (6/98)........... 2005     1.135         1.154       24,875,204
 Social Awareness Stock Portfolio (5/04).............. 2005     1.086         1.121          732,770
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II Shares (5/03)......... 2005     1.458         1.502        1,227,435
 Emerging Growth Portfolio -- Class II Shares (5/01).. 2005     0.723         0.770        1,494,335

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT                  NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR          YEAR
--------------                                         ---- ------------- ------------- ---------------------
Variable Annuity Portfolios
 Smith Barney Small Cap Growth Opportunities Portfolio
   (5/01)............................................. 2005     1.119         1.162           1,493,870
Variable Insurance Products Fund
 Contrafund(double left angle quote) Portfolio --
   Service Class 2 (6/01)............................. 2005     1.210         1.397           4,874,481
 Mid Cap Portfolio -- Service Class 2 (5/01).......... 2005     1.549         1.809           6,508,859

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT CHARGES 1.30%




                                                             UNIT VALUE AT                  NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR          YEAR
--------------                                          ---- ------------- ------------- ---------------------
 Capital Appreciation Fund (8/96)...................... 2005     2.012         2.348          38,316,442
 High Yield Bond Trust (5/05).......................... 2005     1.000         1.026              15,746
 Managed Assets Trust (7/05)........................... 2005     1.000         1.019              51,467
 Templeton Growth Fund, Inc. -- Class A (8/96)......... 2005     2.115         2.258          24,634,141
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio --
   Class B (5/04)...................................... 2005     1.077         1.112          36,883,407
 AllianceBernstein Large-Cap Growth Portfolio --
   Class B (6/01)...................................... 2005     0.777         0.880           1,525,982
American Funds Insurance Series
 Global Growth Fund -- Class 2 Shares (5/04)........... 2005     1.105         1.244           3,061,076
 Growth Fund -- Class 2 Shares (5/04).................. 2005     1.087         1.247           6,122,667
 Growth-Income Fund -- Class 2 Shares (5/04)........... 2005     1.079         1.127           7,466,608
Delaware VIP Trust
 Delaware VIP REIT Series -- Standard Class (5/03)..... 2005     1.641         1.736           4,078,473
Dreyfus Variable Investment Fund
 Dreyfus VIF - Appreciation Portfolio --
   Initial Shares (7/98)............................... 2005     1.031         1.062          15,118,185
 Dreyfus VIF - Developing Leaders Portfolio --
   Initial Shares (6/98)............................... 2005     1.326         1.385          19,865,885
Franklin Templeton Variable Insurance Products Trust...
 Franklin Small-Mid Cap Growth Securities Fund --
   Class 2 Shares (5/01)............................... 2005     0.975         1.008           2,633,975
 Mutual Shares Securities Fund -- Class 2 Shares (5/03) 2005     1.334         1.456           1,527,395
 Templeton Developing Markets Securities Fund --
   Class 2 Shares (5/03)............................... 2005     1.784         2.244           3,342,105

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT                  NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR          YEAR
--------------                                     ---- ------------- ------------- ---------------------
  Templeton Foreign Securities Fund --
   Class 2 Shares (5/04).......................... 2005     1.153         1.253           3,915,005
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares
   (5/04)......................................... 2005     1.084         1.115          18,631,913
Janus Aspen Series
  Growth and Income Portfolio --
   Service Shares (5/00).......................... 2005     0.751         0.832           2,980,527
  Mid Cap Growth Portfolio --
   Service Shares (5/00).......................... 2005     0.451         0.499          21,940,688
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03).... 2005     1.516         1.556           1,138,203
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04).............. 2005     1.107         1.128           5,215,295
  Mid-Cap Value Portfolio (5/04).................. 2005     1.161         1.240           2,999,591
Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA --
   Service Shares (5/04).......................... 2005     1.075         1.122           2,995,331
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class
   (6/05)......................................... 2005     1.000         0.986              19,599
  Total Return Portfolio -- Administrative Class
   (5/01)......................................... 2005     1.218         1.231          10,959,074
Putnam Variable Trust
  Putnam VT Small Cap Value Fund --
   Class IB Shares (5/01)......................... 2005     1.617         1.709           9,127,513
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (9/98).................. 2005     1.871         1.921           6,618,937
  High Yield Bond Fund -- Class I (7/98).......... 2005     1.495         1.532           4,744,978
  Investors Fund -- Class I (10/98)............... 2005     1.420         1.493          12,985,232
  Total Return Fund -- Class I (10/98)............ 2005     1.241         1.266          10,113,092

                        CONDENSED FINANCIAL INFORMATION

                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                              ---- ------------- ------------- ---------------
Smith Barney Investment Funds Inc.
 Smith Barney Investment Grade Bond Fund --
   Class A (9/96).......................................... 2005     1.742         1.750        8,590,975
The Travelers Series Trust
 AIM Capital Appreciation Portfolio (5/04)................. 2005     1.074         1.153       23,814,110
 Convertible Securities Portfolio (5/04)................... 2005     1.036         1.027          304,578
 Disciplined Mid Cap Stock Portfolio (8/98)................ 2005     2.147         2.383        3,951,037
 Equity Income Portfolio (10/96)........................... 2005     1.856         1.914       10,972,268
 Federated High Yield Portfolio (11/96).................... 2005     1.522         1.540        2,050,790
 Large Cap Portfolio (9/96)................................ 2005     1.522         1.633       13,723,565
 Managed Allocation Series: Aggressive Portfolio (7/05).... 2005     1.000         1.054           81,093
 Managed Allocation Series: Conservative Portfolio (5/05).. 2005     1.000         1.020            4,644
 Managed Allocation Series: Moderate Portfolio (6/05)...... 2005     1.000         1.045          145,433
 Managed Allocation Series: Moderate-Aggressive Portfolio
   (5/05).................................................. 2005     1.000         1.068          514,701
 Managed Allocation Series: Moderate-Conservative Portfolio
   (6/05).................................................. 2005     1.000         1.027            1,991
 Mercury Large Cap Core Portfolio (6/98)................... 2005     0.905         1.001        2,421,732
 MFS Mid Cap Growth Portfolio (6/01)....................... 2005     0.590         0.600       33,812,297
 MFS Total Return Portfolio (8/96)......................... 2005     1.934         1.965       28,235,691
 MFS Value Portfolio (5/04)................................ 2005     1.123         1.180          864,629
 Mondrian International Stock Portfolio (9/96)............. 2005     1.222         1.321       13,209,353

                        CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                    YEAR     YEAR       END OF YEAR    END OF YEAR
----------------------------------------------------------------- ---- ------------- ------------- ---------------
 Pioneer Fund Portfolio (5/03)................................... 2005     1.336         1.397          148,629
 Pioneer Mid Cap Value Portfolio (5/05).......................... 2005     1.000         1.061            5,766
 Pioneer Strategic Income Portfolio (9/96)....................... 2005     1.517         1.552        3,067,805
 Strategic Equity Portfolio (9/96)............................... 2005     1.609         1.620       10,796,465
 Style Focus Series: Small Cap Growth Portfolio (9/05)........... 2005     1.000         1.008            8,832
 Style Focus Series: Small Cap Value Portfolio (9/05)............ 2005     1.000         1.009              341
 Travelers Quality Bond Portfolio (7/97)......................... 2005     1.384         1.389        7,481,341
 U.S. Government Securities Portfolio (5/04)..................... 2005     1.053         1.084       13,518,079
Travelers Series Fund Inc.
 SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).... 2005     0.998         1.009          217,008
 Smith Barney Aggressive Growth Portfolio (5/00)................. 2005     0.927         1.022       56,480,312
 Smith Barney Large Capitalization Growth Portfolio (10/98)...... 2005     1.556         1.616        7,794,578
 Smith Barney Money Market Portfolio (6/98)...................... 2005     1.116         1.133       57,921,096
 Social Awareness Stock Portfolio (5/04)......................... 2005     1.084         1.117        4,049,355
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II Shares (5/03).................... 2005     1.452         1.492        2,172,690
 Emerging Growth Portfolio -- Class II Shares (5/01)............. 2005     0.716         0.761        1,410,013
Variable Annuity Portfolios
 Smith Barney Small Cap Growth Opportunities Portfolio (5/01).... 2005     1.109         1.149        2,324,426
Variable Insurance Products Fund
 Contrafund(double left angle quote) Portfolio -- Service Class 2
   (6/01)........................................................ 2005     1.199         1.381        7,904,103

                        CONDENSED FINANCIAL INFORMATION

                                               UNIT VALUE                NUMBER OF UNITS
                                              AT BEGINNING UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                           YEAR   OF YEAR     END OF YEAR    END OF YEAR
---------------------------------------  ---- ------------ ------------- ---------------
  Mid Cap Portfolio --
   Service Class 2 (5/01)............... 2005    1.534         1.788       12,661,665



                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large -- Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AllianceBernstein Value Funds: AllianceBernstein Growth and Income Fund -- Class A was replaced by the AllianceBernstein Variable Product Series Fund Inc: AllianceBerstein Growth and Income Portfolio -- Class B, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, which is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was substituted for the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

On 04/29/2005, Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares was replaced by the Travelers Series Trust: Large Cap Portfolio, and is no longer available as a funding option.

On 04/29/2005, Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares was replaced by the Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund -- Class 2, and is no longer available as a funding option.

On 04/29/2005, Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 was replaced by the Salomon Brothers Variable Series Funds, Inc: All Cap Fund -- Class I, and is no longer available as a funding option.

ANNUAL REPORT
DECEMBER 31, 2005

                     THE TRAVELERS SEPARATE ACCOUNT QPN
                     FOR VARIABLE ANNUITIES
                                 OF
                     THE TRAVELERS INSURANCE COMPANY

The Travelers Insurance Company
One Cityplace
Hartford, CT 06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Separate Account QPN for Variable Annuities and the Board of Directors of The Travelers Insurance Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Separate Account QPN for Variable Annuities (the "Separate Account") of The Travelers Insurance Company ("TIC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Separate Account QPN for Variable Annuities of TIC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 15, 2006

                                   APPENDIX A

                   Advisor Growth Opportunities Fund - Class T
                       AIM Capital Appreciation Portfolio
                           AIM Charter Fund - Class A
                        AIM Constellation Fund - Class A
                             All Cap Fund - Class I
               AllianceBernstein Growth and Income Fund - Class A
             AllianceBernstein Growth and Income Portfolio - Class B
             AllianceBernstein Large-Cap Growth Portfolio - Class B
                             Appreciation Portfolio
                            Capital Appreciation Fund
                   CitiStreet Diversified Bond Fund - Class I
                  CitiStreet International Stock Fund - Class I
                  CitiStreet Large Company Stock Fund - Class I
                  CitiStreet Small Company Stock Fund - Class I
                      Comstock Portfolio - Class II Shares
                     Contrafund Portfolio - Service Class 2
                        Convertible Securities Portfolio
                 Credit Suisse Trust Emerging Markets Portfolio
                    Delaware VIP REIT Series - Standard Class
                       Disciplined Mid Cap Stock Portfolio
                     Diversified Strategic Income Portfolio
                           Dreyfus A Bonds Plus, Inc.
                         Dreyfus Disciplined Stock Fund
           Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
            Dynamic Capital Appreciation Portfolio - Service Class 2
                   Emerging Growth Portfolio - Class II Shares
                     Enterprise Portfolio - Class II Shares
                             Equity Income Portfolio
                    Equity Index Portfolio - Class II Shares
                         Federated High Yield Portfolio
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
                           Fundamental Value Portfolio
                       Global Growth Fund - Class 2 Shares
                 Global Life Sciences Portfolio - Service Shares
                  Global Technology Portfolio - Service Shares
                           Growth and Income Portfolio
                  Growth and Income Portfolio - Service Shares
                          Growth Fund - Class 2 Shares
                       Growth-Income Fund - Class 2 Shares
                         High Yield Bond Fund - Class I
                              High Yield Bond Trust
                            Investors Fund - Class I
                               Large Cap Portfolio
                      Lazard Retirement Small Cap Portfolio
                 Managed Allocation Series: Aggressive Portfolio
                Managed Allocation Series: Conservative Portfolio
                  Managed Allocation Series: Moderate Portfolio
            Managed Allocation Series: Moderate-Aggressive Portfolio
           Managed Allocation Series: Moderate-Conservative Portfolio
                              Managed Assets Trust
                        Mercury Large Cap Core Portfolio
                          MFS Emerging Growth Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Total Return Portfolio
                               MFS Value Portfolio
                    Mid Cap Growth Portfolio - Service Shares
                       Mid Cap Portfolio - Service Class 2
                             Mid-Cap Value Portfolio
                     Mondrian International Stock Portfolio
                             Money Market Portfolio
                 Mutual Shares Securities Fund - Class 2 Shares
                  Neuberger Berman Guardian Fund Advisor Class
                  Neuberger Berman Partners Fund Advisor Class
                Oppenheimer Main Street Fund/VA - Service Shares
                        PBHG Growth Fund - Advisor Class
                             Pioneer Fund Portfolio
                         Pioneer Mid Cap Value Portfolio
                       Pioneer Strategic Income Portfolio
                Putnam VT Discovery Growth Fund - Class IB Shares
              Putnam VT International Equity Fund - Class IB Shares
                Putnam VT Small Cap Value Fund - Class IB Shares
                  Real Return Portfolio - Administrative Class
              SB Adjustable Rate Income Portfolio - Class I Shares
               Smith Barney Aggressive Growth Fund Inc. - Class A
                    Smith Barney Aggressive Growth Portfolio
                    Smith Barney Growth and Income Portfolio
               Smith Barney International All Cap Growth Portfolio
                Smith Barney Investment Grade Bond Fund - Class A
                     Smith Barney Large Cap Value Portfolio
               Smith Barney Large Capitalization Growth Portfolio
                       Smith Barney Money Market Portfolio
            Smith Barney Premier Selections All Cap Growth Portfolio
                         Smith Barney S&P 500 Index Fund
              Smith Barney Small Cap Growth Opportunities Portfolio
                   Smith Barney Small Cap Value Fund - Class A
                  Smith Barney Social Awareness Fund - Class A
                        Social Awareness Stock Portfolio
                           Strategic Equity Portfolio
                 Style Focus Series: Small Cap Growth Portfolio
                  Style Focus Series: Small Cap Value Portfolio
          Templeton Developing Markets Securities Fund - Class 2 Shares
               Templeton Foreign Securities Fund - Class 2 Shares
                      Templeton Growth Fund, Inc. - Class A
                           Total Return Fund - Class I
                  Total Return Portfolio - Administrative Class
                        Travelers Quality Bond Portfolio
                         U.S. Government Securities Fund
                      U.S. Government Securities Portfolio
                   Worldwide Growth Portfolio - Service Shares

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and Owners of Variable Annuity Contracts of The Travelers Separate Account QPN for Variable Annuities:

We have audited the statement of changes in net assets of The Travelers Separate Account QPN for Variable Annuities (comprised of the sub-accounts disclosed in Note 1 and Note 4) for the year or lesser periods ended December 31, 2004 and the financial highlights for each of the years or lesser periods in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and the financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Separate Account QPN for Variable Annuities for the year or lesser periods then ended, and the financial highlights for each of the years or lesser periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Hartford, Connecticut
March 25, 2005

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                                                            TEMPLETON
                                            CAPITAL                                                           GROWTH
                                         APPRECIATION            HIGH YIELD             MANAGED            FUND, INC. -
                                             FUND                BOND TRUST           ASSETS TRUST           CLASS A
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $   228,540,044       $        50,728       $        53,530       $   155,140,588


    Total Assets .............              228,540,044                50,728                53,530           155,140,588
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    7,458                     1                     2                 4,980
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    7,458                     1                     2                 4,980
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $   228,532,586       $        50,727       $        53,528       $   155,135,608
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                       ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                           GROWTH AND           LARGE-CAP            GLOBAL GROWTH         GROWTH FUND -
                                       INCOME PORTFOLIO -   GROWTH PORTFOLIO -       FUND - CLASS 2           CLASS 2
                                             CLASS B             CLASS B                 SHARES                SHARES
                                       ------------------  -------------------      ---------------       ---------------
ASSETS:
  Investments at market value:          $   117,995,718       $     4,021,859       $    10,449,760       $    29,306,361


    Total Assets .............              117,995,718             4,021,859            10,449,760            29,306,361
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    3,721                   131                   331                   916
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    3,721                   131                   331                   916
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $   117,991,997       $     4,021,728       $    10,449,429       $    29,305,445
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                    CITISTREET           CITISTREET           DELAWARE
    GROWTH-INCOME          CITISTREET           CITISTREET             LARGE               SMALL              VIP REIT
       FUND -             DIVERSIFIED         INTERNATIONAL           COMPANY             COMPANY             SERIES -
       CLASS 2            BOND FUND -          STOCK FUND -        STOCK FUND -         STOCK FUND -          STANDARD
       SHARES               CLASS I              CLASS I              CLASS I             CLASS I              CLASS
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    21,098,183      $    18,779,299      $    10,299,930      $    11,396,189      $    15,815,180      $    19,066,862


     21,098,183           18,779,299           10,299,930           11,396,189           15,815,180           19,066,862
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




            670                  616                  338                  376                  533                  610
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            670                  616                  338                  376                  533                  610
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    21,097,513      $    18,778,683      $    10,299,592      $    11,395,813      $    15,814,647      $    19,066,252
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                       FRANKLIN
                                                                                       SMALL-MID
                                                                                          CAP                  MUTUAL
                                                                DREYFUS VIF -            GROWTH                SHARES
                                          DREYFUS VIF -          DEVELOPING            SECURITIES            SECURITIES
                                          APPRECIATION            LEADERS                FUND -                FUND -
                                           PORTFOLIO -          PORTFOLIO -             CLASS 2               CLASS 2
                                         INITIAL SHARES        INITIAL SHARES            SHARES                SHARES
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $    44,738,462       $    90,129,974       $     8,459,603       $     7,910,721


    Total Assets .............               44,738,462            90,129,974             8,459,603             7,910,721
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    1,442                 2,855                   255                   232
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    1,442                 2,855                   255                   232
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $    44,737,020       $    90,127,119       $     8,459,348       $     7,910,489
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

    TEMPLETON
   DEVELOPING           TEMPLETON
     MARKETS             FOREIGN                                                         EQUITY            GLOBAL LIFE
   SECURITIES           SECURITIES                                DIVERSIFIED            INDEX               SCIENCES
     FUND -               FUND -                                   STRATEGIC          PORTFOLIO -          PORTFOLIO -
     CLASS 2             CLASS 2            APPRECIATION            INCOME              CLASS II             SERVICE
     SHARES               SHARES             PORTFOLIO             PORTFOLIO             SHARES               SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    18,840,442      $    15,192,584      $    72,242,312      $     7,171,543      $    66,959,492      $     5,242,562


     18,840,442           15,192,584           72,242,312            7,171,543           66,959,492            5,242,562
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




            608                  484                2,431                  235                2,106                  176
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            608                  484                2,431                  235                2,106                  176
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    18,839,834      $    15,192,100      $    72,239,881      $     7,171,308      $    66,957,386      $     5,242,386
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             GLOBAL               GROWTH AND            MID CAP
                                           TECHNOLOGY               INCOME               GROWTH                LAZARD
                                           PORTFOLIO -           PORTFOLIO -          PORTFOLIO -            RETIREMENT
                                             SERVICE               SERVICE              SERVICE              SMALL CAP
                                             SHARES                 SHARES               SHARES              PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $     4,213,233       $     7,779,648       $    31,159,009       $     5,615,846


    Total Assets .............                4,213,233             7,779,648            31,159,009             5,615,846
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      142                   252                 1,024                   171
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                      142                   252                 1,024                   171
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $     4,213,091       $     7,779,396       $    31,157,985       $     5,615,675
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             OPPENHEIMER                                                   PUTNAM VT
                                             MAIN STREET          REAL RETURN         TOTAL RETURN         SMALL CAP
   GROWTH AND             MID-CAP             FUND/VA -           PORTFOLIO -         PORTFOLIO -         VALUE FUND -
     INCOME                VALUE               SERVICE          ADMINISTRATIVE       ADMINISTRATIVE         CLASS IB
    PORTFOLIO            PORTFOLIO              SHARES               CLASS               CLASS               SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    17,404,811      $    11,507,365      $     8,946,586      $        64,687      $    51,295,335      $    46,969,074


     17,404,811           11,507,365            8,946,586               64,687           51,295,335           46,969,074
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




            549                  366                  284                    2                1,523                1,442
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            549                  366                  284                    2                1,523                1,442
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    17,404,262      $    11,506,999      $     8,946,302      $        64,685      $    51,293,812      $    46,967,632
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            ALL CAP              HIGH YIELD                                 TOTAL RETURN
                                             FUND -             BOND FUND -            INVESTORS               FUND -
                                            CLASS I               CLASS I            FUND - CLASS I           CLASS I
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $    36,860,010       $    24,053,608       $    61,026,333       $    35,811,295


    Total Assets .............               36,860,010            24,053,608            61,026,333            35,811,295
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    1,198                   731                 1,985                 1,166
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    1,198                   731                 1,985                 1,166
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $    36,858,812       $    24,052,877       $    61,024,348       $    35,810,129
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             SMITH BARNEY
  SMITH BARNEY             SMITH               PREMIER
   INVESTMENT              BARNEY             SELECTIONS                              SMITH BARNEY
      GRADE              GROWTH AND            ALL CAP           SMITH BARNEY          SMALL CAP          AIM CAPITAL
   BOND FUND -             INCOME               GROWTH              S&P 500           VALUE FUND -        APPRECIATION
     CLASS A             PORTFOLIO            PORTFOLIO           INDEX FUND            CLASS A            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    44,681,156      $     1,694,494      $    21,061,553      $    59,910,078      $    13,823,077      $    80,330,670


     44,681,156            1,694,494           21,061,553           59,910,078           13,823,077           80,330,670
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          1,458                   56                  691                1,874                  446                2,633
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          1,458                   56                  691                1,874                  446                2,633
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    44,679,698      $     1,694,438      $    21,060,862      $    59,908,204      $    13,822,631      $    80,328,037
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                 DISCIPLINED
                                           CONVERTIBLE             MID CAP               EQUITY              FEDERATED
                                           SECURITIES               STOCK                INCOME              HIGH YIELD
                                            PORTFOLIO             PORTFOLIO            PORTFOLIO             PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $       755,852       $    28,558,425       $    54,842,402       $     9,113,829


    Total Assets .............                  755,852            28,558,425            54,842,402             9,113,829
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                       25                   930                 1,704                   297
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                       25                   930                 1,704                   297
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $       755,827       $    28,557,495       $    54,840,698       $     9,113,532
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                        MANAGED             MANAGED
                          MANAGED              MANAGED              MANAGED            ALLOCATION          ALLOCATION
                         ALLOCATION           ALLOCATION          ALLOCATION            SERIES:             SERIES:
                          SERIES:              SERIES:              SERIES:            MODERATE-           MODERATE-
   LARGE CAP             AGGRESSIVE          CONSERVATIVE          MODERATE            AGGRESSIVE         CONSERVATIVE
   PORTFOLIO             PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    57,838,534      $       176,737      $        43,114      $     1,162,127      $     1,205,614      $       104,418


     57,838,534              176,737               43,114            1,162,127            1,205,614              104,418
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          1,869                    6                    2                   35                   39                    4
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          1,869                    6                    2                   35                   39                    4
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    57,836,665      $       176,731      $        43,112      $     1,162,092      $     1,205,575      $       104,414
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             MERCURY                 MFS
                                            LARGE CAP              MID CAP             MFS TOTAL
                                              CORE                  GROWTH               RETURN              MFS VALUE
                                            PORTFOLIO             PORTFOLIO            PORTFOLIO             PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $     7,203,642       $    52,750,017       $   155,570,135       $     3,715,932


    Total Assets .............                7,203,642            52,750,017           155,570,135             3,715,932
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      234                 1,714                 4,952                   112
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                      234                 1,714                 4,952                   112
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $     7,203,408       $    52,748,303       $   155,565,183       $     3,715,820
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                                          STYLE FOCUS
    MONDRIAN                                   PIONEER              PIONEER                                 SERIES:
  INTERNATIONAL          PIONEER               MID CAP             STRATEGIC           STRATEGIC           SMALL CAP
      STOCK                FUND                 VALUE               INCOME               EQUITY              GROWTH
    PORTFOLIO           PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    50,126,565      $       929,654      $        20,243      $    12,012,542      $    45,280,698      $        16,568


     50,126,565              929,654               20,243           12,012,542           45,280,698               16,568
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          1,576                   30                    1                  381                1,464                    1
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          1,576                   30                    1                  381                1,464                    1
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    50,124,989      $       929,624      $        20,242      $    12,012,161      $    45,279,234      $        16,567
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                                                  SB
                                                                                                             ADJUSTABLE
                                              STYLE                                                             RATE
                                          FOCUS SERIES:         TRAVELERS                 U.S.                 INCOME
                                            SMALL CAP            QUALITY               GOVERNMENT           PORTFOLIO -
                                              VALUE                BOND                SECURITIES             CLASS I
                                            PORTFOLIO           PORTFOLIO              PORTFOLIO               SHARES
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $         2,051       $    30,832,379       $    41,614,847       $     1,082,932


    Total Assets .............                    2,051            30,832,379            41,614,847             1,082,932
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                       --                   966                 1,342                    36
  Other liabilities ..........                       --                    --                    --                    --
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                       --                   966                 1,342                    36
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $         2,051       $    30,831,413       $    41,613,505       $     1,082,896
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                       SMITH BARNEY                                                                          EMERGING
  SMITH BARNEY            LARGE             SMITH BARNEY           SOCIAL              COMSTOCK               GROWTH
   AGGRESSIVE         CAPITALIZATION           MONEY              AWARENESS          PORTFOLIO -           PORTFOLIO -
     GROWTH               GROWTH               MARKET               STOCK              CLASS II              CLASS II
    PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO             SHARES                SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$   165,061,338      $    42,969,758      $   219,372,988      $    11,183,106      $     8,988,811      $     3,929,965


    165,061,338           42,969,758          219,372,988           11,183,106            8,988,811            3,929,965
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          5,467                1,373                6,988                  374                  289                  124
             --                   --                   --                   --                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          5,467                1,373                6,988                  374                  289                  124
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$   165,055,871      $    42,968,385      $   219,366,000      $    11,182,732      $     8,988,522      $     3,929,841
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                         SMITH BARNEY
                                           SMALL CAP          CONTRAFUND(R)            MID CAP
                                            GROWTH             PORTFOLIO -          PORTFOLIO -
                                         OPPORTUNITIES           SERVICE              SERVICE
                                           PORTFOLIO             CLASS 2              CLASS 2
                                        ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $     9,328,738      $    34,927,443      $    67,800,970


    Total Assets .............                9,328,738           34,927,443           67,800,970
                                        ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      295                1,096                2,111
  Other liabilities ..........                       --                   --                   --
                                        ---------------      ---------------      ---------------

      Total Liabilities ......                      295                1,096                2,111
                                        ---------------      ---------------      ---------------

NET ASSETS:                             $     9,328,443      $    34,926,347      $    67,798,859
                                        ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         CAPITAL            DREYFUS A
                                                       APPRECIATION           BONDS             HIGH YIELD           MANAGED
                                                           FUND             PLUS, INC.          BOND TRUST         ASSETS TRUST
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $           --      $       50,138      $           --      $           --
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................            2,703,634              27,942                 173                   4
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............           (2,703,634)             22,196                (173)                 (4)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                  --                  --                  --
    Realized gain (loss) on sale of investments           (1,853,095)            (11,826)                147                  --
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................           (1,853,095)            (11,826)                147                  --
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................           39,075,990             (17,441)                229                  14
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $   34,519,261      $       (7,071)     $          203      $           10
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                        TEMPLETON                                   AIM          ALLIANCEBERNSTEIN
                                                          GROWTH            AIM CHARTER        CONSTELLATION         GROWTH AND
                                                       FUND, INC. -            FUND -             FUND -           INCOME FUND -
                                                         CLASS A              CLASS A             CLASS A             CLASS A
                                                      --------------      --------------      --------------     -----------------
INVESTMENT INCOME:
  Dividends ...................................       $    2,688,759      $           --      $           --      $        2,667
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................            1,816,591              29,333              43,746             107,346
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............              872,168             (29,333)            (43,746)           (104,679)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            8,668,328                  --                  --                  --
    Realized gain (loss) on sale of investments            3,565,839          (1,480,824)         (5,158,268)          6,101,090
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................           12,234,167          (1,480,824)         (5,158,268)          6,101,090
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................           (2,790,376)          1,662,100           5,071,747          (5,187,984)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $   10,315,959      $      151,943      $     (130,267)     $      808,427
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                       ALLIANCEBERNSTEIN
 ALLIANCEBERNSTEIN         LARGE-CAP          GLOBAL GROWTH                            GROWTH-INCOME          CITISTREET
     GROWTH AND              GROWTH               FUND -           GROWTH FUND -           FUND -            DIVERSIFIED
 INCOME PORTFOLIO -       PORTFOLIO -            CLASS 2              CLASS 2             CLASS 2            BOND FUND -
       CLASS B              CLASS B               SHARES              SHARES               SHARES              CLASS I
 ------------------   -----------------     ---------------      ---------------      ---------------      ---------------
  $     1,559,150      $            --      $        51,422      $       164,186      $       261,060      $       587,994
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        1,346,851               39,139               80,009              208,601              185,271              208,071
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          212,299              (39,139)             (28,587)             (44,415)              75,789              379,923
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------



               --                   --                   --                   --               70,455                   --
        1,133,050               76,627               49,863               28,375               59,807               22,957
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        1,133,050               76,627               49,863               28,375              130,262               22,957
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        1,698,240              412,143            1,064,340            3,238,583              783,733             (257,217)
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------



  $     3,043,589      $       449,631      $     1,085,616      $     3,222,543      $       989,784      $       145,663
  ===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                        CITISTREET           CITISTREET          CITISTREET           DELAWARE
                                                      INTERNATIONAL            LARGE                SMALL             VIP REIT
                                                          STOCK               COMPANY              COMPANY            SERIES -
                                                          FUND -            STOCK FUND -        STOCK FUND -          STANDARD
                                                         CLASS I              CLASS I              CLASS I             CLASS
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $      117,088      $      116,404      $       16,672      $      293,271
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................              103,732             122,203             183,738             209,501
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............               13,356              (5,799)           (167,066)             83,770
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                  --             649,105             888,772
    Realized gain (loss) on sale of investments              225,831             130,125             410,387             326,820
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................              225,831             130,125           1,059,492           1,215,592
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................              958,988             459,145              13,297            (198,789)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $    1,198,175      $      583,471      $      905,723      $    1,100,573
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                   FRANKLIN                                 TEMPLETON
                        DREYFUS VIF -                              SMALL-MID             MUTUAL             DEVELOPING
  DREYFUS VIF -          DEVELOPING           ADVISOR             CAP GROWTH             SHARES              MARKETS
  APPRECIATION            LEADERS              GROWTH             SECURITIES           SECURITIES           SECURITIES
   PORTFOLIO -          PORTFOLIO -        OPPORTUNITIES            FUND -               FUND -               FUND -
     INITIAL              INITIAL              FUND -               CLASS 2             CLASS 2              CLASS 2
     SHARES                SHARES             CLASS T               SHARES               SHARES               SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$         8,853      $            --      $            --      $            --      $        49,187      $       128,228
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        570,349            1,065,795               45,114               87,001               59,066              122,653
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

       (561,496)          (1,065,795)             (45,114)             (87,001)              (9,879)               5,575
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             --                   --                   --                   --               18,425                   --
        477,652            1,557,986           (6,033,000)             242,205               60,155              136,190
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        477,652            1,557,986           (6,033,000)             242,205               78,580              136,190
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


      1,583,593            3,464,878            5,894,028              175,855              519,806            2,644,281
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$     1,499,749      $     3,957,069      $      (184,086)     $       331,059      $       588,507      $     2,786,046
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                        TEMPLETON
                                                         FOREIGN
                                                        SECURITIES                               DIVERSIFIED        EQUITY INDEX
                                                          FUND -                                  STRATEGIC         PORTFOLIO -
                                                         CLASS 2           APPRECIATION            INCOME             CLASS II
                                                          SHARES            PORTFOLIO             PORTFOLIO            SHARES
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $      134,578      $      614,203      $      404,762      $      830,459
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................              130,440             855,475              96,795             783,053
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............                4,138            (241,272)            307,967              47,406
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                  --                  --                  --
    Realized gain (loss) on sale of investments               90,323             664,977              17,027           1,111,956
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................               90,323             664,977              17,027           1,111,956
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................            1,041,903           1,279,442            (211,816)            834,782
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $    1,136,364      $    1,703,147      $      113,178      $    1,994,144
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

   GLOBAL LIFE             GLOBAL             GROWTH AND            MID CAP            WORLDWIDE
    SCIENCES             TECHNOLOGY             INCOME              GROWTH               GROWTH               LAZARD
   PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -         PORTFOLIO -           RETIREMENT
     SERVICE              SERVICE              SERVICE              SERVICE             SERVICE             SMALL CAP
     SHARES                SHARES               SHARES              SHARES               SHARES             PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$            --      $            --      $        26,558      $            --      $            --      $            --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


         58,996               47,418               82,718              340,955                7,500               39,911
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        (58,996)             (47,418)             (56,160)            (340,955)              (7,500)             (39,911)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             --                   --                   --                   --                   --              299,608
        111,702              (42,923)             173,524              349,998              238,792               13,898
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        111,702              (42,923)             173,524              349,998              238,792              313,506
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        451,294              490,690              647,308            3,056,837             (244,419)            (105,593)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$       504,000      $       400,349      $       764,672      $     3,065,880      $       (13,127)     $       168,002
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                  NEUBERGER          NEUBERGER
                                                                                                   BERMAN              BERMAN
                                                                                                  GUARDIAN            PARTNERS
                                                        GROWTH AND            MID-CAP               FUND                FUND
                                                          INCOME               VALUE               ADVISOR            ADVISOR
                                                        PORTFOLIO            PORTFOLIO              CLASS              CLASS
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $      165,109      $       49,333      $           --      $           --
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................              167,643              96,685              13,070              22,185
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............               (2,534)            (47,352)            (13,070)            (22,185)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            1,008,787             674,074                  --                  --
    Realized gain (loss) on sale of investments               (5,762)             91,160             800,057           2,325,402
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................            1,003,025             765,234             800,057           2,325,402
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................             (586,930)             25,692            (812,265)         (1,666,983)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $      413,561      $      743,574      $      (25,278)     $      636,234
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

   OPPENHEIMER              PBHG                                                        PUTNAM VT           PUTNAM VT
   MAIN STREET             GROWTH            REAL RETURN         TOTAL RETURN         INTERNATIONAL         SMALL CAP
    FUND/VA -              FUND -            PORTFOLIO -          PORTFOLIO -         EQUITY FUND -        VALUE FUND -
     SERVICE              ADVISOR           ADMINISTRATIVE      ADMINISTRATIVE           CLASS IB            CLASS IB
     SHARES                CLASS                CLASS                CLASS                SHARES              SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$       117,631      $            --      $           608      $     1,664,052      $         2,798      $        75,493
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        110,071               19,709                  170              526,310                5,941              493,953
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          7,560              (19,709)                 438            1,137,742               (3,143)            (418,460)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             --                   --                  697              816,901                   --            2,449,738
        222,733           (5,447,266)                  13               71,311              778,217            1,200,062
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        222,733           (5,447,266)                 710              888,212              778,217            3,649,800
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        164,496            5,212,294                 (552)          (1,397,720)            (741,503)            (482,935)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$       394,789      $      (254,681)     $           596      $       628,234      $        33,571      $     2,748,405
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                            HIGH YIELD
                                                      ALL CAP FUND -        BOND FUND -      INVESTORS FUND -      TOTAL RETURN
                                                         CLASS I              CLASS I            CLASS I          FUND - CLASS I
                                                      --------------      --------------     ----------------     --------------
INVESTMENT INCOME:
  Dividends ...................................       $      320,305      $    1,429,297      $      720,171      $      720,141
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................              451,245             266,980             751,875             470,214
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............             (130,940)          1,162,317             (31,704)            249,927
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               26,386             398,258                  --             245,768
    Realized gain (loss) on sale of investments              847,132             269,481           1,359,665             662,643
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................              873,518             667,739           1,359,665             908,411
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................              250,576          (1,187,638)          1,765,974            (439,893)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $      993,154      $      642,418      $    3,093,935      $      718,445
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                      SMITH BARNEY
  SMITH BARNEY                               SMITH BARNEY                               PREMIER
     SOCIAL                 U.S.              INVESTMENT         SMITH BARNEY          SELECTIONS
    AWARENESS            GOVERNMENT           GRADE BOND          GROWTH AND            ALL CAP            SMITH BARNEY
     FUND -              SECURITIES             FUND -              INCOME               GROWTH              S&P 500
     CLASS A                FUND               CLASS A             PORTFOLIO           PORTFOLIO            INDEX FUND
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$           141      $        70,884      $     2,136,814      $        13,350      $        25,714      $       776,594
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


          4,354               18,459              564,658               20,499              272,018              702,940
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

         (4,213)              52,425            1,572,156               (7,149)            (246,304)              73,654
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             --                   --              407,923                   --                   --                   --
        (82,175)             (44,959)             125,752               61,845              498,265              277,402
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        (82,175)             (44,959)             533,675               61,845              498,265              277,402
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


         46,324               15,465           (1,841,702)              (7,031)             761,013            1,423,191
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$       (40,064)     $        22,931      $       264,129      $        47,665      $     1,012,974      $     1,774,247
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       SMITH BARNEY           DREYFUS
                                                        SMALL CAP           DISCIPLINED          AIM CAPITAL        CONVERTIBLE
                                                       VALUE FUND -            STOCK            APPRECIATION         SECURITIES
                                                         CLASS A                FUND              PORTFOLIO          PORTFOLIO
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $           --      $           --      $      170,045      $       19,210
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................              157,583              13,727             964,906               7,110
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............             (157,583)            (13,727)           (794,861)             12,100
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              884,756                  --                  --              13,287
    Realized gain (loss) on sale of investments              503,091            (151,616)          1,441,869                (202)
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................            1,387,847            (151,616)          1,441,869              13,085
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................             (519,328)            243,854           5,012,815             (21,620)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $      710,936      $       78,511      $    5,659,823      $        3,565
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                        MANAGED              MANAGED
   DISCIPLINED                                                                         ALLOCATION           ALLOCATION
     MID CAP               EQUITY             FEDERATED                                 SERIES:              SERIES:
      STOCK                INCOME             HIGH YIELD          LARGE CAP            AGGRESSIVE          CONSERVATIVE
    PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$            --      $            --      $            --      $            --      $            --      $           207
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


        335,103              651,762              110,746              697,934                  301                  335
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

       (335,103)            (651,762)            (110,746)            (697,934)                (301)                (128)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



        310,247              799,229                   --                   --                  152                   68
      1,385,407            1,021,847              (93,929)            (117,554)                 (50)                 315
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

      1,695,654            1,821,076              (93,929)            (117,554)                 102                  383
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


      1,559,015              585,939              323,146            4,917,350                3,186                  548
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$     2,919,566      $     1,755,253      $       118,471      $     4,101,862      $         2,987      $           803
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              MANAGED              MANAGED
                                                         MANAGED             ALLOCATION          ALLOCATION
                                                        ALLOCATION            SERIES:              SERIES:            MERCURY
                                                         SERIES:             MODERATE-            MODERATE-            LARGE
                                                         MODERATE            AGGRESSIVE         CONSERVATIVE          CAP CORE
                                                        PORTFOLIO            PORTFOLIO            PORTFOLIO          PORTFOLIO
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $        5,146      $        5,345      $          460      $           --
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................                3,957               3,345                 365              74,752
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............                1,189               2,000                  95             (74,752)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  830                 584                  42                  --
    Realized gain (loss) on sale of investments                  228                 217                   5              56,003
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................                1,058                 801                  47              56,003
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................               30,023              25,452               1,972             707,068
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $       32,270      $       28,253      $        2,114      $      688,319
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

       MFS                  MFS                                                         MONDRIAN
    EMERGING              MID CAP               MFS                                  INTERNATIONAL           PIONEER
     GROWTH                GROWTH           TOTAL RETURN          MFS VALUE              STOCK                 FUND
    PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$            --      $            --      $     3,384,620      $        40,772      $        26,268      $            --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


         98,614              558,633            1,852,795               28,917              581,251                9,608
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        (98,614)            (558,633)           1,531,825               11,855             (554,983)              (9,608)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             --                   --            7,352,466              146,403                   --                   --
    (27,952,755)             228,674            1,250,098               17,693              828,545               14,924
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

    (27,952,755)             228,674            8,602,564              164,096              828,545               14,924
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


     26,407,674            3,107,755           (7,390,828)              (5,290)           3,646,510               39,100
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$    (1,643,695)     $     2,777,796      $     2,743,561      $       170,661      $     3,920,072      $        44,416
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                       STYLE
                                                         PIONEER              PIONEER                              FOCUS SERIES:
                                                         MID CAP             STRATEGIC            STRATEGIC          SMALL CAP
                                                          VALUE                INCOME              EQUITY              GROWTH
                                                        PORTFOLIO            PORTFOLIO            PORTFOLIO          PORTFOLIO
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $           43      $      480,862      $      273,547      $           --
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................                  105             118,311             570,368                  29
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............                  (62)            362,551            (296,821)                (29)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  330                  --                  --                 312
    Realized gain (loss) on sale of investments                  247              (7,450)         (3,003,315)                  1
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................                  577              (7,450)         (3,003,315)                313
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                  329            (117,211)          3,322,328                 (69)
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $          844      $      237,890      $       22,192      $          215
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                      SB
      STYLE                                                       ADJUSTABLE                               SMITH BARNEY
  FOCUS SERIES:          TRAVELERS               U.S.             RATE INCOME         SMITH BARNEY            LARGE
    SMALL CAP             QUALITY             GOVERNMENT          PORTFOLIO -          AGGRESSIVE         CAPITALIZATION
      VALUE                 BOND              SECURITIES            CLASS I              GROWTH               GROWTH
    PORTFOLIO            PORTFOLIO            PORTFOLIO             SHARES             PORTFOLIO            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$             8      $            --      $            33      $        28,791      $            --      $        56,814
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


              6              377,670              478,820                8,154            1,973,416              505,036
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              2             (377,670)            (478,787)              20,637           (1,973,416)            (448,222)
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



             21                   --               41,246                   --                4,824                   --
             --             (137,968)             264,841                  733            3,706,037              327,704
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

             21             (137,968)             306,087                  733            3,710,861              327,704
---------------      ---------------      ---------------      ---------------      ---------------      ---------------


             92              657,829            1,182,854              (12,760)          13,995,113            1,750,106
---------------      ---------------      ---------------      ---------------      ---------------      ---------------



$           115      $       142,191      $     1,010,154      $         8,610      $    15,732,558      $     1,629,588
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                      EMERGING
                                                       SMITH BARNEY            SOCIAL             COMSTOCK             GROWTH
                                                          MONEY              AWARENESS           PORTFOLIO -        PORTFOLIO -
                                                          MARKET               STOCK              CLASS II            CLASS II
                                                        PORTFOLIO            PORTFOLIO             SHARES              SHARES
                                                      --------------      --------------      --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................       $    6,274,687      $       79,297      $       43,717      $          466
                                                      --------------      --------------      --------------      --------------

EXPENSES:
  Insurance charges ...........................            2,636,942             135,569              75,744              43,296
                                                      --------------      --------------      --------------      --------------

      Net investment income (loss) ............            3,637,745             (56,272)            (32,027)            (42,830)
                                                      --------------      --------------      --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                  --             151,377                  --
    Realized gain (loss) on sale of investments                   --             170,919              16,710              76,562
                                                      --------------      --------------      --------------      --------------

      Realized gain (loss) ....................                   --             170,919             168,087              76,562
                                                      --------------      --------------      --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                   --             277,676             185,128             199,276
                                                      --------------      --------------      --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................       $    3,637,745      $      392,323      $      321,188      $      233,008
                                                      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                      DYNAMIC
                        SMITH BARNEY                                  CAPITAL
   ENTERPRISE            SMALL CAP           CONTRAFUND(R)         APPRECIATION             MID CAP
   PORTFOLIO -             GROWTH             PORTFOLIO -           PORTFOLIO -           PORTFOLIO -
    CLASS II           OPPORTUNITIES            SERVICE               SERVICE               SERVICE
     SHARES              PORTFOLIO              CLASS 2               CLASS 2               CLASS 2
---------------       ---------------       ---------------       ---------------       ---------------
$            11       $            --       $        27,343       $            --       $            --
---------------       ---------------       ---------------       ---------------       ---------------


            995                97,726               294,689                 2,199               620,280
---------------       ---------------       ---------------       ---------------       ---------------

           (984)              (97,726)             (267,346)               (2,199)             (620,280)
---------------       ---------------       ---------------       ---------------       ---------------



             --               882,546                 3,906                    --               768,192
         52,627               248,024               470,798               147,653               914,808
---------------       ---------------       ---------------       ---------------       ---------------

         52,627             1,130,570               474,704               147,653             1,683,000
---------------       ---------------       ---------------       ---------------       ---------------


        (59,309)             (668,570)            3,843,314              (133,535)            8,117,726
---------------       ---------------       ---------------       ---------------       ---------------



$        (7,666)      $       364,274       $     4,050,672       $        11,919       $     9,180,446
===============       ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     CAPITAL
                                                   APPRECIATION                    DREYFUS A                    HIGH YIELD
                                                       FUND                     BONDS PLUS, INC.                BOND TRUST
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $ (2,703,634)  $ (2,612,161)  $     22,196   $    625,757   $       (173)  $         --
  Realized gain (loss) ..................    (1,853,095)   (12,331,332)       (11,826)      (665,375)           147             --
  Change in unrealized gain (loss)
    on investments ......................    39,075,990     51,263,511        (17,441)      (496,626)           229             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........    34,519,261     36,320,018         (7,071)      (536,244)           203             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........    31,441,880     38,219,060        370,682      4,969,330          6,378             --
  Participant transfers from other
    funding options .....................    20,085,644      7,535,897        128,602      1,399,308         44,124             --
  Growth rate intra-fund transfers in ...    12,695,417     11,434,900             --      1,815,457             --             --
  Administrative charges ................       (29,498)       (34,768)           (13)        (5,389)            --             --
  Contract surrenders ...................   (61,644,163)   (61,281,870)      (242,774)    (6,030,969)            --             --
  Participant transfers to other
    funding options .....................   (22,977,933)   (21,265,219)   (14,306,451)   (26,287,280)            22             --
  Growth rate intra-fund transfers out ..   (12,695,417)   (11,434,900)            --     (1,815,457)            --             --
  Other receipts/(payments) .............      (206,480)      (152,112)          (539)       (27,869)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..   (33,330,550)   (36,979,012)   (14,050,493)   (25,982,869)        50,524             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,188,711       (658,994)   (14,057,564)   (26,519,113)        50,727             --


NET ASSETS:
    Beginning of year ...................   227,343,875    228,002,869     14,057,564     40,576,677             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $228,532,586   $227,343,875   $         --   $ 14,057,564   $     50,727   $         --
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                          SMITH BARNEY
                                                                           AGGRESSIVE                        TEMPLETON
                                                                             GROWTH                           GROWTH
            MANAGED                       MONEY MARKET                     FUND INC. -                     FUND, INC. -
          ASSETS TRUST                      PORTFOLIO                        CLASS A                          CLASS A
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$         (4)    $         --    $         --    $    (11,365)    $         --    $   (493,701)    $    872,168     $  1,006,512
          --               --              --              --               --      12,136,730       12,234,167        7,292,401

          14               --              --              --               --     (12,144,010)      (2,790,376)      11,955,173
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


          10               --              --         (11,365)              --        (500,981)      10,315,959       20,254,086
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


       1,359               --              --         479,388               --      11,717,814       28,414,110       27,185,104

      52,161               --              --         715,088               --       7,733,738       19,229,732       18,443,028
          --               --              --              --               --      10,513,760       10,040,683        7,725,147
          (2)              --              --               4               --              --          (15,440)         (17,466)
          --               --              --        (264,782)              --     (14,380,758)     (37,910,604)     (35,400,832)

          --               --              --     (11,033,954)              --    (114,794,078)     (15,196,852)      (7,127,694)
          --               --              --              --               --     (10,513,760)     (10,040,683)      (7,725,147)
          --               --              --          (1,198)              --              --          (56,332)         (67,025)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


      53,518               --              --     (10,105,454)              --    (109,723,284)      (5,535,386)       3,015,115
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

      53,528               --              --     (10,116,819)              --    (110,224,265)       4,780,573       23,269,201



          --               --              --      10,116,819               --     110,224,265      150,355,035      127,085,834
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$     53,528     $         --    $         --    $         --     $         --    $         --     $155,135,608     $150,355,035
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                              ALLIANCEBERNSTEIN
                                                                                     AIM                          GROWTH AND
                                                   AIM CHARTER                  CONSTELLATION                   INCOME FUND -
                                                  FUND - CLASS A                FUND - CLASS A                     CLASS A
                                           ---------------------------   ---------------------------    ---------------------------
                                                2005           2004            2005          2004            2005           2004
                                                ----           ----            ----          ----            ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (29,333)  $   (154,022)  $    (43,746)  $   (510,140)   $   (104,679)  $    (96,239)
  Realized gain (loss) ..................    (1,480,824)    (5,345,553)    (5,158,268)   (20,526,433)      6,101,090        149,739
  Change in unrealized gain (loss)
    on investments ......................     1,662,100      6,588,390      5,071,747     20,450,604      (5,187,984)     6,017,246
                                           ------------   ------------   ------------   ------------    ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       151,943      1,088,815       (130,267)      (585,969)        808,427      6,070,746
                                           ------------   ------------   ------------   ------------    ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       404,013      4,405,647        710,079      8,521,522       1,595,094     16,181,449
  Participant transfers from other
    funding options .....................        33,331      1,093,058         57,785      1,599,716         756,438      6,471,329
  Growth rate intra-fund transfers in ...            --      1,857,014             --      4,274,950              --      5,663,254
  Administrative charges ................            12         (6,153)           (37)       (10,079)            (33)       (13,640)
  Contract surrenders ...................      (428,360)    (5,298,655)      (496,701)   (12,677,986)       (822,869)   (19,388,307)
  Participant transfers to other
    funding options .....................   (15,361,693)   (24,991,927)   (22,889,148)   (53,328,404)    (60,782,195)   (74,753,625)
  Growth rate intra-fund transfers out ..            --     (1,857,014)            --     (4,274,950)             --     (5,663,254)
  Other receipts/(payments) .............        (7,726)       (19,357)      (167,793)       (28,617)       (205,187)      (117,350)
                                           ------------   ------------   ------------   ------------    ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..   (15,360,423)   (24,817,387)   (22,785,815)   (55,923,848)    (59,458,752)   (71,620,144)
                                           ------------   ------------   ------------   ------------    ------------   ------------

    Net increase (decrease) in net assets   (15,208,480)   (23,728,572)   (22,916,082)   (56,509,817)    (58,650,325)   (65,549,398)


NET ASSETS:
    Beginning of year ...................    15,208,480     38,937,052     22,916,082     79,425,899      58,650,325    124,199,723
                                           ------------   ------------   ------------   ------------    ------------   ------------
    End of year .........................  $         --   $ 15,208,480   $         --   $ 22,916,082    $         --   $ 58,650,325
                                           ============   ============   ============   ============    ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                       ALLIANCEBERNSTEIN
      ALLIANCEBERNSTEIN                    LARGE-CAP                      GLOBAL GROWTH
          GROWTH AND                         GROWTH                          FUND -
      INCOME PORTFOLIO -                  PORTFOLIO -                        CLASS 2                        GROWTH FUND -
           CLASS B                          CLASS B                          SHARES                        CLASS 2 SHARES
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    212,299     $    (17,854)   $    (39,139)   $    (29,284)    $    (28,587)   $     (4,200)    $    (44,415)    $    (12,128)
   1,133,050          301,638          76,627          35,727           49,863            (179)          28,375              686

   1,698,240        6,526,039         412,143         208,620        1,064,340         135,765        3,238,583          569,018
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   3,043,589        6,809,823         449,631         215,063        1,085,616         131,386        3,222,543          557,576
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  19,777,954        9,056,091         936,322         850,100        2,356,201         257,701        7,404,385        1,389,766

  67,255,778       71,716,749         811,284         843,504        7,569,491       1,222,860       15,417,947        5,432,597
   9,453,051        2,324,036         174,235         134,735          344,876          15,381        1,737,447           90,355
     (10,615)              --            (296)           (352)          (1,336)            (26)          (1,033)            (102)
 (32,032,439)     (14,203,086)       (806,916)       (402,346)      (1,600,261)        (26,548)      (2,420,883)        (181,503)

 (10,842,217)      (2,503,315)       (404,761)       (519,862)        (499,834)        (45,821)      (1,432,156)         (83,692)
  (9,453,051)      (2,324,036)       (174,235)       (134,735)        (344,876)        (15,381)      (1,737,447)         (90,355)
     (76,315)              --              --              --               --              --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  44,072,146       64,066,439         535,633         771,044        7,824,261       1,408,166       18,968,260        6,557,066
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

  47,115,735       70,876,262         985,264         986,107        8,909,877       1,539,552       22,190,803        7,114,642



  70,876,262               --       3,036,464       2,050,357        1,539,552              --        7,114,642               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$117,991,997     $ 70,876,262    $  4,021,728    $  3,036,464     $ 10,449,429    $  1,539,552     $ 29,305,445     $  7,114,642
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                   GROWTH-INCOME                   CITISTREET                   CITISTREET
                                                       FUND -                     DIVERSIFIED                 INTERNATIONAL
                                                      CLASS 2                     BOND FUND -                  STOCK FUND -
                                                       SHARES                       CLASS I                      CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     75,789   $     20,213   $    379,923   $    296,644   $     13,356   $     17,010
  Realized gain (loss) ..................       130,262          1,932         22,957         18,241        225,831         76,509
  Change in unrealized gain (loss)
    on investments ......................       783,733        262,134       (257,217)       128,073        958,988        716,976
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       989,784        284,279        145,663        442,958      1,198,175        810,495
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     5,705,221        959,875      6,284,606      5,991,634      3,317,127      2,763,231
  Participant transfers from other
    funding options .....................    14,175,668      4,030,655      1,531,925      3,647,719      1,550,735      2,923,745
  Growth rate intra-fund transfers in ...       799,229         38,740      2,621,492      1,792,305      1,313,020        743,602
  Administrative charges ................        (1,590)           (54)            --             --             --             --
  Contract surrenders ...................    (3,078,971)      (148,159)    (3,528,637)    (2,485,427)    (2,127,729)      (939,523)
  Participant transfers to other
    funding options .....................    (1,750,545)       (52,000)      (993,955)    (2,108,241)    (1,126,104)    (1,486,842)
  Growth rate intra-fund transfers out ..      (799,229)       (38,740)    (2,621,492)    (1,792,305)    (1,313,020)      (743,602)
  Other receipts/(payments) .............       (16,650)            --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    15,033,133      4,790,317      3,293,939      5,045,685      1,614,029      3,260,611
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    16,022,917      5,074,596      3,439,602      5,488,643      2,812,204      4,071,106


NET ASSETS:
    Beginning of year ...................     5,074,596             --     15,339,081      9,850,438      7,487,388      3,416,282
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 21,097,513   $  5,074,596   $ 18,778,683   $ 15,339,081   $ 10,299,592   $  7,487,388
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

          CITISTREET                       CITISTREET                     CREDIT SUISSE                      DELAWARE
            LARGE                            SMALL                            TRUST                          VIP REIT
           COMPANY                          COMPANY                         EMERGING                         SERIES -
         STOCK FUND -                     STOCK FUND -                       MARKETS                         STANDARD
           CLASS I                          CLASS I                         PORTFOLIO                          CLASS
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$     (5,799)    $    (18,474)   $   (167,066)   $   (136,366)    $         --    $     (1,952)    $     83,770     $      6,656
     130,125           55,458       1,059,492         163,836               --         284,153        1,215,592          108,051

     459,145          641,541          13,297       1,571,836               --        (185,359)        (198,789)       1,672,304
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     583,471          678,525         905,723       1,599,306               --          96,842        1,100,573        1,787,011
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   3,858,017        3,366,556       4,446,570       4,211,230               --          41,233        5,934,813        1,845,894

     652,694        1,982,316       1,561,823       3,430,201               --         103,722       11,791,115        9,854,901
   1,290,935        1,022,845       2,398,508       1,529,295               --              --          856,948           35,195
          --               --              --              --               --              (4)          (2,462)            (778)
  (1,955,791)      (1,098,824)     (3,696,091)     (2,438,543)              --          (7,827)      (3,223,140)      (1,064,201)

    (489,202)        (718,021)     (1,710,067)     (1,716,041)              --      (1,061,759)      (9,377,835)      (1,699,921)
  (1,290,935)      (1,022,845)     (2,398,508)     (1,529,295)              --              --         (856,948)         (35,195)
          --               --              --              --               --              --           (6,505)          (1,316)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   2,065,718        3,532,027         602,235       3,486,847               --        (924,635)       5,115,986        8,934,579
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

   2,649,189        4,210,552       1,507,958       5,086,153               --        (827,793)       6,216,559       10,721,590



   8,746,624        4,536,072      14,306,689       9,220,536               --         827,793       12,849,693        2,128,103
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 11,395,813     $  8,746,624    $ 15,814,647    $ 14,306,689     $         --    $         --     $ 19,066,252     $ 12,849,693
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                 DREYFUS VIF -
                                                   DREYFUS VIF -                   DEVELOPING
                                                    APPRECIATION                    LEADERS
                                                    PORTFOLIO -                   PORTFOLIO -                  ADVISOR GROWTH
                                                      INITIAL                       INITIAL                     OPPORTUNITIES
                                                       SHARES                        SHARES                    FUND - CLASS T
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (561,496)  $    241,157   $ (1,065,795)  $   (874,818)  $    (45,114)  $   (356,440)
  Realized gain (loss) ..................       477,652         18,018      1,557,986        699,247     (6,033,000)   (14,616,331)
  Change in unrealized gain (loss)
    on investments ......................     1,583,593      1,671,154      3,464,878      9,051,300      5,894,028     15,331,991
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,499,749      1,930,329      3,957,069      8,875,729       (184,086)       359,220
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     8,608,283     10,689,922     18,703,322     21,183,954        577,489      6,542,210
  Participant transfers from other
    funding options .....................     3,557,773      3,254,517      6,025,767      8,229,883         60,829      2,104,116
  Growth rate intra-fund transfers in ...     3,108,682      3,626,474      7,694,460      6,648,195             --      2,280,245
  Administrative charges ................        (5,194)        (6,276)       (10,291)       (12,075)           (14)        (6,274)
  Contract surrenders ...................   (14,654,661)   (14,862,824)   (22,989,690)   (22,133,417)      (311,702)    (8,937,989)
  Participant transfers to other
    funding options .....................    (5,414,169)    (3,828,568)   (11,455,405)    (7,318,236)   (22,729,007)   (34,865,515)
  Growth rate intra-fund transfers out ..    (3,108,682)    (3,626,474)    (7,694,460)    (6,648,195)            --     (2,280,245)
  Other receipts/(payments) .............       (10,315)       (18,835)       (21,499)       (21,429)       (14,849)       (28,153)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (7,918,283)    (4,772,064)    (9,747,796)       (71,320)   (22,417,254)   (35,191,605)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (6,418,534)    (2,841,735)    (5,790,727)     8,804,409    (22,601,340)   (34,832,385)


NET ASSETS:
    Beginning of year ...................    51,155,554     53,997,289     95,917,846     87,113,437     22,601,340     57,433,725
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 44,737,020   $ 51,155,554   $ 90,127,119   $ 95,917,846   $         --   $ 22,601,340
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                             TEMPLETON
      FRANKLIN SMALL-MID                                                    DEVELOPING                        TEMPLETON
          CAP GROWTH                      MUTUAL SHARES                       MARKETS                          FOREIGN
      SECURITIES FUND -                 SECURITIES FUND -                SECURITIES FUND -                SECURITIES FUND -
        CLASS 2 SHARES                    CLASS 2 SHARES                  CLASS 2 SHARES                   CLASS 2 SHARES
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    (87,001)    $    (69,096)   $     (9,879)   $     (8,602)    $      5,575    $     13,839     $      4,138     $      6,691
     242,205           84,379          78,580          30,308          136,190          (2,730)          90,323           11,387

     175,855          614,924         519,806         292,969        2,644,281         550,187        1,041,903          714,292
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     331,059          630,207         588,507         314,675        2,786,046         561,296        1,136,364          732,370
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   2,264,563        2,063,822       1,513,448         694,718        3,622,201         744,987        3,879,814        1,046,782

   1,264,476        2,390,092       3,600,123       1,810,408       13,307,944       3,838,440        8,465,490        4,495,477
     733,440          352,802         347,656          12,353        1,114,001          20,748        1,602,862          124,534
        (753)            (671)           (521)           (299)          (1,035)           (550)            (391)              (1)
  (1,720,665)        (936,077)       (945,493)       (412,615)      (1,595,134)       (231,295)      (2,765,672)        (430,778)

  (1,137,422)      (1,347,427)       (505,867)       (265,959)      (3,999,715)       (563,427)      (1,040,890)        (322,016)
    (733,440)        (352,802)       (347,656)        (12,353)      (1,114,001)        (20,748)      (1,602,863)        (124,534)
        (976)              --               6          (8,722)          (5,119)         (2,005)          (4,448)              --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     669,223        2,169,739       3,661,696       1,817,531       11,329,142       3,786,150        8,533,902        4,789,464
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

   1,000,282        2,799,946       4,250,203       2,132,206       14,115,188       4,347,446        9,670,266        5,521,834



   7,459,066        4,659,120       3,660,286       1,528,080        4,724,646         377,200        5,521,834               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$  8,459,348     $  7,459,066    $  7,910,489    $  3,660,286     $ 18,839,834    $  4,724,646     $ 15,192,100     $  5,521,834
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                               EQUITY INDEX
                                                   APPRECIATION              DIVERSIFIED STRATEGIC              PORTFOLIO -
                                                    PORTFOLIO                   INCOME PORTFOLIO              CLASS II SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (241,272)  $    (24,708)  $    307,967   $    369,753   $     47,406   $    376,212
  Realized gain (loss) ..................       664,977        321,062         17,027         11,807      1,111,956        415,665
  Change in unrealized gain (loss)
    on investments ......................     1,279,442      2,422,843       (211,816)       169,112        834,782      5,428,399
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,703,147      2,719,197        113,178        550,672      1,994,144      6,220,276
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........    13,368,324      8,516,314      1,713,061      2,458,756     14,864,330     10,368,682
  Participant transfers from other
    funding options .....................    41,701,033      4,523,294        828,645      1,385,418     12,385,085     63,126,063
  Growth rate intra-fund transfers in ...     5,418,805      3,085,990      1,303,461      1,211,942     10,202,817      2,656,330
  Administrative charges ................        (9,004)            --             (2)          (722)        (3,798)            (2)
  Contract surrenders ...................   (17,471,647)    (8,511,431)    (2,416,381)    (3,543,565)   (19,846,673)   (13,553,855)
  Participant transfers to other
    funding options .....................    (6,154,143)    (1,994,506)    (3,254,967)      (887,516)    (5,879,332)    (2,712,609)
  Growth rate intra-fund transfers out ..    (5,418,806)    (3,085,990)    (1,303,461)    (1,211,942)   (10,202,817)    (2,656,330)
  Other receipts/(payments) .............       (48,051)            --             --             --         (4,925)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    31,386,511      2,533,671     (3,129,644)      (587,629)     1,514,687     57,228,279
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    33,089,658      5,252,868     (3,016,466)       (36,957)     3,508,831     63,448,555


NET ASSETS:
    Beginning of year ...................    39,150,223     33,897,355     10,187,774     10,224,731     63,448,555             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 72,239,881   $ 39,150,223   $  7,171,308   $ 10,187,774   $ 66,957,386   $ 63,448,555
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                          GLOBAL LIFE                        GLOBAL
                                            SCIENCES                       TECHNOLOGY                        GROWTH AND
         FUNDAMENTAL                      PORTFOLIO -                      PORTFOLIO -                   INCOME PORTFOLIO -
       VALUE PORTFOLIO                   SERVICE SHARES                  SERVICE SHARES                    SERVICE SHARES
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$         --     $    (46,343)   $    (58,996)   $    (70,271)    $    (47,418)   $    (66,510)    $    (56,160)    $    (44,505)
          --        1,156,868         111,702         256,432          (42,923)       (968,418)         173,524            9,627

          --       (1,416,884)        451,294         658,989          490,690         702,880          647,308          647,540
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


          --         (306,359)        504,000         845,150          400,349        (332,048)         764,672          612,662
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


          --        1,913,600         965,145       1,486,031          922,425       1,781,339        1,600,033        1,660,675

          --        2,266,155         554,728       1,544,056          321,971       1,598,417        1,413,846          767,125
          --        1,057,756              --         654,029               --         401,925          472,957          311,224
          --               --          (1,175)         (1,225)          (1,179)         (1,302)            (999)            (939)
          --         (970,756)       (893,748)     (1,012,569)        (776,006)     (1,341,366)      (1,733,109)      (1,430,303)

          --      (11,570,346)       (717,985)     (5,310,208)        (445,695)     (6,329,415)        (837,437)        (698,457)
          --       (1,057,756)             --        (654,029)              --        (401,925)        (472,958)        (311,224)
          --               --            (638)         (8,242)            (121)        (15,395)          (2,161)          (1,300)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


          --       (8,361,347)        (93,673)     (3,302,157)          21,395      (4,307,722)         440,172          296,801
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

          --       (8,667,706)        410,327      (2,457,007)         421,744      (4,639,770)       1,204,844          909,463



          --        8,667,706       4,832,059       7,289,066        3,791,347       8,431,117        6,574,552        5,665,089
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$         --     $         --    $  5,242,386    $  4,832,059     $  4,213,091    $  3,791,347     $  7,779,396     $  6,574,552
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                   LAZARD
                                                      MID CAP                     WORLDWIDE                     RETIREMENT
                                                 GROWTH PORTFOLIO -           GROWTH PORTFOLIO -                SMALL CAP
                                                   SERVICE SHARES               SERVICE SHARES                  PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (340,955)  $   (195,002)  $     (7,500)  $     (5,503)  $    (39,911)  $    (14,413)
  Realized gain (loss) ..................       349,998       (280,309)       238,792         19,160        313,506         39,292
  Change in unrealized gain (loss)
    on investments ......................     3,056,837      3,685,405       (244,419)       118,410       (105,593)       192,660
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     3,065,880      3,210,094        (13,127)       132,067        168,002        217,539
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     5,816,785      4,194,172        159,883        911,085      1,224,932        512,085
  Participant transfers from other
    funding options .....................    13,067,581      6,406,330         20,970        395,266      3,160,696        914,670
  Growth rate intra-fund transfers in ...     2,331,031        916,656             --             --        177,756          1,637
  Administrative charges ................        (4,652)        (1,961)            (6)        (1,204)          (377)          (106)
  Contract surrenders ...................    (7,799,052)    (4,924,336)       (61,052)      (508,287)      (522,193)      (233,605)
  Participant transfers to other
    funding options .....................    (2,973,160)    (1,804,837)    (3,918,260)      (552,830)      (422,884)      (293,876)
  Growth rate intra-fund transfers out ..    (2,331,031)      (916,656)            --             --       (177,756)        (1,637)
  Other receipts/(payments) .............        (2,689)        (3,116)      (172,688)        (7,759)       (10,810)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     8,104,813      3,866,252     (3,971,153)       236,271      3,429,364        899,168
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    11,170,693      7,076,346     (3,984,280)       368,338      3,597,366      1,116,707


NET ASSETS:
    Beginning of year ...................    19,987,292     12,910,946      3,984,280      3,615,942      2,018,309        901,602
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 31,157,985   $ 19,987,292   $         --   $  3,984,280   $  5,615,675   $  2,018,309
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                           NEUBERGER                         NEUBERGER
                                                                            BERMAN                            BERMAN
          GROWTH AND                         MID-CAP                     GUARDIAN FUND                     PARTNERS FUND
       INCOME PORTFOLIO                  VALUE PORTFOLIO                 ADVISOR CLASS                     ADVISOR CLASS
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$     (2,534)    $      8,083    $    (47,352)   $     (1,211)    $    (13,070)   $   (126,182)    $    (22,185)    $   (153,726)
   1,003,025           18,236         765,234          50,639          800,057        (227,205)       2,325,402          (12,836)

    (586,930)         112,015          25,692         305,961         (812,265)      1,244,926       (1,666,983)       1,793,226
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     413,561          138,334         743,574         355,389          (25,278)        891,539          636,234        1,626,664
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   3,784,717          427,214       3,172,572         625,515          154,534       1,753,321          284,652        2,780,997

  17,002,419        1,367,510       7,579,939       2,893,470           31,898         627,537           68,710        2,034,737
     841,575           37,524       1,090,500         109,297               --       1,039,125               --        1,380,180
      (2,171)              (1)           (798)            (49)              (2)         (1,025)              (9)          (1,628)
  (2,951,157)         (96,174)     (1,833,965)       (190,120)         (85,949)     (2,634,206)        (251,354)      (4,382,686)

  (2,620,923)         (59,067)     (1,647,017)       (191,511)      (7,339,389)    (10,887,575)     (12,229,275)     (15,457,636)
    (841,575)         (37,524)     (1,090,500)       (109,297)              --      (1,039,125)              --       (1,380,180)
          --               --              --              --               --          (4,738)              --          (44,646)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  15,212,885        1,639,482       7,270,731       3,137,305       (7,238,908)    (11,146,686)     (12,127,276)     (15,070,862)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

  15,626,446        1,777,816       8,014,305       3,492,694       (7,264,186)    (10,255,147)     (11,491,042)     (13,444,198)



   1,777,816               --       3,492,694              --        7,264,186      17,519,333       11,491,042       24,935,240
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 17,404,262     $  1,777,816    $ 11,506,999    $  3,492,694     $         --    $  7,264,186     $         --     $ 11,491,042
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    OPPENHEIMER                                                REAL RETURN
                                                    MAIN STREET                      PBHG                      PORTFOLIO -
                                                     FUND/VA -                  GROWTH FUND -                ADMINISTRATIVE
                                                   SERVICE SHARES               ADVISOR CLASS                     CLASS
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      7,560   $    (77,170)  $    (19,709)  $   (254,381)  $        438   $         --
  Realized gain (loss) ..................       222,733         64,972     (5,447,266)   (21,170,150)           710             --
  Change in unrealized gain (loss)
    on investments ......................       164,496        916,100      5,212,294     21,479,683           (552)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       394,789        903,902       (254,681)        55,152            596             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,429,572      1,020,832        269,036      4,084,317         11,890             --
  Participant transfers from other
    funding options .....................       388,577     10,392,269         35,425        575,281         74,107             --
  Growth rate intra-fund transfers in ...     1,361,774        291,181             --      2,471,314             --             --
  Administrative charges ................            (8)            (4)            (3)        (3,328)            (3)            --
  Contract surrenders ...................    (3,057,501)    (2,007,747)      (141,821)    (5,144,539)       (16,190)            --
  Participant transfers to other
    funding options .....................      (308,984)      (209,395)   (10,536,289)   (29,794,398)        (5,715)            --
  Growth rate intra-fund transfers out ..    (1,361,774)      (291,181)            --     (2,471,314)            --             --
  Other receipts/(payments) .............            --             --             --        (21,302)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (1,548,344)     9,195,955    (10,373,652)   (30,303,969)        64,089             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (1,153,555)    10,099,857    (10,628,333)   (30,248,817)        64,685             --


NET ASSETS:
    Beginning of year ...................    10,099,857             --     10,628,333     40,877,150             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  8,946,302   $ 10,099,857   $         --   $ 10,628,333   $     64,685   $         --
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

         TOTAL RETURN                      PUTNAM VT                        PUTNAM VT                         PUTNAM VT
         PORTFOLIO -                       DISCOVERY                      INTERNATIONAL                       SMALL CAP
        ADMINISTRATIVE                   GROWTH FUND -                    EQUITY FUND -                     VALUE FUND -
            CLASS                       CLASS IB SHARES                  CLASS IB SHARES                   CLASS IB SHARES
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$  1,137,742     $    397,609    $         --    $       (611)    $     (3,143)   $     52,421     $   (418,460)    $   (225,587)
     888,212          995,188              --          42,039          778,217         515,284        3,649,800        1,382,049

  (1,397,720)         294,173              --         (28,842)        (741,503)       (199,610)        (482,935)       5,706,464
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     628,234        1,686,970              --          12,586           33,571         368,095        2,748,405        6,862,926
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  12,008,276       12,485,742              --          21,938           91,750       1,229,500       10,665,254        7,753,235

  10,902,266       11,180,384              --             257          142,202         942,922       13,170,884       16,133,724
   4,031,115        2,146,421              --              --               --         230,598        1,920,909          815,807
      (4,528)          (3,138)             --              (2)              (4)           (303)          (6,222)          (5,131)
 (10,113,419)     (18,097,860)             --         (18,831)        (126,915)     (1,210,131)      (9,085,884)      (5,767,620)

  (5,296,999)      (5,982,391)             --        (285,961)      (3,520,285)     (3,923,584)      (9,993,476)      (6,503,532)
  (4,031,115)      (2,146,421)             --              --               --        (230,598)      (1,920,909)        (815,807)
     (27,055)         (40,262)             --              --               --              --          (11,306)         (25,612)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   7,468,541         (457,525)             --        (282,599)      (3,413,252)     (2,961,596)       4,739,250       11,585,064
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

   8,096,775        1,229,445              --        (270,013)      (3,379,681)     (2,593,501)       7,487,655       18,447,990



  43,197,037       41,967,592              --         270,013        3,379,681       5,973,182       39,479,977       21,031,987
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 51,293,812     $ 43,197,037    $         --    $         --     $         --    $  3,379,681     $ 46,967,632     $ 39,479,977
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                  HIGH YIELD
                                                      ALL CAP                    BOND FUND -                 INVESTORS FUND -
                                                   FUND - CLASS I                  CLASS I                        CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (130,940)  $   (192,096)  $  1,162,317   $  1,159,120   $    (31,704)  $    329,014
  Realized gain (loss) ..................       873,518        539,179        667,739        296,721      1,359,665        485,469
  Change in unrealized gain (loss)
    on investments ......................       250,576      2,491,376     (1,187,638)       533,040      1,765,974      5,519,149
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       993,154      2,838,459        642,418      1,988,881      3,093,935      6,333,632
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     8,773,094      8,959,344      5,693,880      5,324,739     10,298,968      9,761,376
  Participant transfers from other
    funding options .....................     2,083,700     15,491,571      4,146,904      5,822,251      2,257,425     40,219,715
  Growth rate intra-fund transfers in ...     3,783,232      1,747,406      1,564,735      1,048,814      6,446,528      2,576,640
  Administrative charges ................        (2,558)        (3,412)        (3,009)        (2,330)        (4,011)        (4,173)
  Contract surrenders ...................    (9,972,391)    (7,636,775)    (5,697,353)    (3,740,402)   (17,088,577)   (13,990,359)
  Participant transfers to other
    funding options .....................    (4,063,350)    (4,649,582)    (3,280,880)    (4,694,020)    (4,897,550)    (2,984,328)
  Growth rate intra-fund transfers out ..    (3,783,232)    (1,747,406)    (1,564,735)    (1,048,814)    (6,446,528)    (2,576,640)
  Other receipts/(payments) .............       (25,869)       (66,805)       (41,208)        (2,259)        (7,512)       (36,754)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (3,207,374)    12,094,341        818,334      2,707,979     (9,441,257)    32,965,477
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (2,214,220)    14,932,800      1,460,752      4,696,860     (6,347,322)    39,299,109


NET ASSETS:
    Beginning of year ...................    39,073,032     24,140,232     22,592,125     17,895,265     67,371,670     28,072,561
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 36,858,812   $ 39,073,032   $ 24,052,877   $ 22,592,125   $ 61,024,348   $ 67,371,670
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                            SMITH BARNEY
                                          SMITH BARNEY                                                    INVESTMENT GRADE
         TOTAL RETURN                   SOCIAL AWARENESS                 U.S. GOVERNMENT                     BOND FUND -
        FUND - CLASS I                   FUND - CLASS A                  SECURITIES FUND                       CLASS A
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    249,927     $    235,707    $     (4,213)   $    (21,852)    $     52,425    $    267,121     $  1,572,156     $  1,798,882
     908,411        1,534,352         (82,175)       (625,909)         (44,959)          2,255          533,675        1,309,865

    (439,893)       1,424,925          46,324         639,520           15,465         (29,425)      (1,841,702)        (598,631)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     718,445        3,194,984         (40,064)         (8,241)          22,931         239,951          264,129        2,510,116
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   5,994,841        8,306,218          76,213       1,278,726          277,214       2,140,646       10,649,711       12,400,616

     931,656        3,421,291          17,357         310,752           86,701         764,883        5,143,617        4,744,565
   3,826,375        3,511,479              --         528,012               --              --        5,021,715        2,823,303
      (1,554)          (1,644)             (3)         (1,293)             (43)         (7,391)          (3,304)          (3,866)
 (12,474,759)     (16,626,400)        (69,650)     (1,370,566)        (224,306)     (2,227,188)     (13,049,472)     (15,352,196)

  (1,786,136)      (3,282,083)     (2,260,074)     (9,652,062)     (10,076,217)     (2,164,975)      (5,790,514)      (9,616,627)
  (3,826,376)      (3,511,478)             --        (528,012)              --              --       (5,021,715)      (2,823,303)
     (10,041)          (9,072)         (7,198)         (1,043)              --         (56,355)         (23,665)         (14,603)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  (7,345,994)      (8,191,689)     (2,243,355)     (9,435,486)      (9,936,651)     (1,550,380)      (3,073,627)      (7,842,111)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

  (6,627,549)      (4,996,705)     (2,283,419)     (9,443,727)      (9,913,720)     (1,310,429)      (2,809,498)      (5,331,995)



  42,437,678       47,434,383       2,283,419      11,727,146        9,913,720      11,224,149       47,489,196       52,821,191
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 35,810,129     $ 42,437,678    $         --    $  2,283,419     $         --    $  9,913,720     $ 44,679,698     $ 47,489,196
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                 SMITH BARNEY
                                                    SMITH BARNEY              PREMIER SELECTIONS              SMITH BARNEY
                                                     GROWTH AND                    ALL CAP                       S&P 500
                                                  INCOME PORTFOLIO             GROWTH PORTFOLIO                INDEX FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (7,149)  $      2,005   $   (246,304)  $   (206,990)  $     73,654   $    (37,837)
  Realized gain (loss) ..................        61,845         28,894        498,265         80,838        277,402     (4,234,977)
  Change in unrealized gain (loss)
    on investments ......................        (7,031)        73,059        761,013      1,643,573      1,423,191      8,555,136
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        47,665        103,958      1,012,974      1,517,421      1,774,247      4,282,322
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       577,276        617,619      3,788,802      3,323,387     11,166,768     17,752,225
  Participant transfers from other
    funding options .....................       243,684        413,101        216,382     28,308,298      7,655,771     10,053,647
  Growth rate intra-fund transfers in ...       221,570        146,566      2,158,063        867,644             --      5,460,257
  Administrative charges ................            --             --             --             --        (13,303)       (16,030)
  Contract surrenders ...................      (635,615)      (322,281)    (8,485,821)    (6,401,826)   (11,807,103)   (16,425,220)
  Participant transfers to other
    funding options .....................      (205,060)      (239,946)      (983,106)    (1,581,943)   (10,479,797)   (62,708,850)
  Growth rate intra-fund transfers out ..      (221,570)      (146,566)    (2,158,063)      (867,644)            --     (5,460,257)
  Other receipts/(payments) .............            --             --             --             --        (26,652)       (83,671)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (19,715)       468,493     (5,463,743)    23,647,916     (3,504,316)   (51,427,899)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        27,950        572,451     (4,450,769)    25,165,337     (1,730,069)   (47,145,577)


NET ASSETS:
    Beginning of year ...................     1,666,488      1,094,037     25,511,631        346,294     61,638,273    108,783,850
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,694,438   $  1,666,488   $ 21,060,862   $ 25,511,631   $ 59,908,204   $ 61,638,273
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

           SMITH BARNEY
            SMALL CAP                        DREYFUS                       AIM CAPITAL                      CONVERTIBLE
           VALUE FUND -                    DISCIPLINED                    APPRECIATION                      SECURITIES
             CLASS A                        STOCK FUND                      PORTFOLIO                        PORTFOLIO
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$   (157,583)    $    (46,956)   $    (13,727)   $      4,734     $   (794,861)   $   (448,932)    $     12,100     $      7,206
   1,387,847          564,330        (151,616)       (858,286)       1,441,869         326,038           13,085               18

    (519,328)       1,348,383         243,854       1,230,712        5,012,815       5,971,537          (21,620)           4,994
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     710,936        1,865,757          78,511         377,160        5,659,823       5,848,643            3,565           12,218
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   4,215,054        3,479,785         254,988       2,359,261       12,865,536       8,130,153          235,927          120,103

   2,285,174        4,034,707          10,436         652,288       24,632,156      73,056,959          249,482          272,919
   2,212,393        1,065,838              --         279,850        7,148,794       2,158,512           25,479           11,595
          --               --             (16)         (4,803)          (7,729)             (2)              (9)              (2)
  (4,242,118)      (2,310,970)       (123,704)     (1,992,135)     (25,691,355)    (14,701,766)         (51,216)          (2,204)

  (1,828,324)      (1,295,550)     (8,734,862)     (6,081,753)      (6,531,699)     (2,908,260)         (83,972)            (984)
  (2,212,393)      (1,065,838)             --        (279,850)      (7,148,794)     (2,158,512)         (25,479)         (11,595)
          --               --          (6,775)           (723)         (24,422)             --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     429,786        3,907,972      (8,599,933)     (5,067,865)       5,242,487      63,577,084          350,212          389,832
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

   1,140,722        5,773,729      (8,521,422)     (4,690,705)      10,902,310      69,425,727          353,777          402,050



  12,681,909        6,908,180       8,521,422      13,212,127       69,425,727              --          402,050               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 13,822,631     $ 12,681,909    $         --    $  8,521,422     $ 80,328,037    $ 69,425,727     $    755,827     $    402,050
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    DISCIPLINED
                                                      MID CAP                       EQUITY                      FEDERATED
                                                       STOCK                        INCOME                     HIGH YIELD
                                                     PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (335,103)  $   (222,633)  $   (651,762)  $     89,542   $   (110,746)  $    571,415
  Realized gain (loss) ..................     1,695,654      1,248,094      1,821,076      3,375,336        (93,929)      (105,923)
  Change in unrealized gain (loss)
    on investments ......................     1,559,015      2,585,283        585,939      1,167,351        323,146        300,617
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,919,566      3,610,744      1,755,253      4,632,229        118,471        766,109
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     5,173,851      6,024,600     10,371,982     11,207,090      2,086,954      2,085,368
  Participant transfers from other
    funding options .....................     3,561,130      3,226,884      7,026,135      6,196,679      1,434,778      2,055,451
  Growth rate intra-fund transfers in ...     2,110,485      1,280,074      3,308,938      2,892,855      1,066,714        897,781
  Administrative charges ................        (3,222)        (3,192)        (7,121)        (7,151)          (752)          (661)
  Contract surrenders ...................    (7,159,937)    (5,977,159)   (14,028,970)   (12,491,743)    (2,431,602)    (2,605,410)
  Participant transfers to other
    funding options .....................    (3,444,438)    (2,155,211)    (7,693,169)    (3,617,308)    (1,496,416)    (1,292,348)
  Growth rate intra-fund transfers out ..    (2,110,485)    (1,280,074)    (3,308,938)    (2,892,855)    (1,066,714)      (897,781)
  Other receipts/(payments) .............      (195,864)        (5,851)       (56,607)      (152,497)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,068,480)     1,110,071     (4,387,750)     1,135,070       (407,038)       242,400
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       851,086      4,720,815     (2,632,497)     5,767,299       (288,567)     1,008,509


NET ASSETS:
    Beginning of year ...................    27,706,409     22,985,594     57,473,195     51,705,896      9,402,099      8,393,590
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 28,557,495   $ 27,706,409   $ 54,840,698   $ 57,473,195   $  9,113,532   $  9,402,099
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                              MANAGED
                                            MANAGED                     ALLOCATION SERIES:                     MANAGED
          LARGE CAP                    ALLOCATION SERIES:                  CONSERVATIVE                  ALLOCATION SERIES:
          PORTFOLIO                   AGGRESSIVE PORTFOLIO                   PORTFOLIO                   MODERATE PORTFOLIO
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$   (697,934)    $   (113,739)   $       (301)   $         --     $       (128)   $         --     $      1,189     $         --
    (117,554)      (1,059,279)            102              --              383              --            1,058               --

   4,917,350        5,094,100           3,186              --              548              --           30,023               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   4,101,862        3,921,082           2,987              --              803              --           32,270               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  10,149,171       10,098,465          67,510              --           70,818              --          129,114               --

   2,132,494       35,554,001         156,129              --           10,000              --        1,028,463               --
   5,582,135        2,551,883              --              --               --              --               --               --
      (2,384)          (2,901)             (4)             --               --              --             (157)              --
 (16,594,361)     (14,901,084)           (713)             --          (37,838)             --             (275)              --

  (3,364,941)      (3,920,374)        (49,178)             --             (671)             --          (27,323)              --
  (5,582,135)      (2,551,883)             --              --               --              --               --               --
      (9,222)         (21,336)             --              --               --              --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  (7,689,243)      26,806,771         173,744              --           42,309              --        1,129,822               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

  (3,587,381)      30,727,853         176,731              --           43,112              --        1,162,092               --



  61,424,046       30,696,193              --              --               --              --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 57,836,665     $ 61,424,046    $    176,731    $         --     $     43,112    $         --     $  1,162,092     $         --
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                      MANAGED                      MANAGED
                                                 ALLOCATION SERIES:           ALLOCATION SERIES:
                                                     MODERATE-                    MODERATE-
                                                     AGGRESSIVE                  CONSERVATIVE                MERCURY LARGE CAP
                                                     PORTFOLIO                    PORTFOLIO                   CORE PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      2,000   $         --   $         95   $         --   $    (74,752)  $    (25,305)
  Realized gain (loss) ..................           801             --             47             --         56,003        (93,432)
  Change in unrealized gain (loss)
    on investments ......................        25,452             --          1,972             --        707,068        718,480
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        28,253             --          2,114             --        688,319        599,743
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       164,154             --          9,419             --      1,452,616      1,081,133
  Participant transfers from other
    funding options .....................     1,576,274             --         99,418             --      2,303,135      1,061,074
  Growth rate intra-fund transfers in ...            --             --             --             --        392,402        346,412
  Administrative charges ................           (70)            --            (15)            --         (2,157)          (517)
  Contract surrenders ...................       (29,678)            --             --             --     (1,131,294)    (1,507,308)
  Participant transfers to other
    funding options .....................      (533,358)            --         (6,522)            --       (829,068)      (468,112)
  Growth rate intra-fund transfers out ..            --             --             --             --       (392,402)      (346,412)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,177,322             --        102,300             --      1,793,232        166,270
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,205,575             --        104,414             --      2,481,551        766,013


NET ASSETS:
    Beginning of year ...................            --             --             --             --      4,721,857      3,955,844
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,205,575   $         --   $    104,414   $         --   $  7,203,408   $  4,721,857
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

          MFS EMERGING                     MFS MID CAP                       MFS TOTAL                       MFS VALUE
        GROWTH PORTFOLIO                GROWTH PORTFOLIO                 RETURN PORTFOLIO                    PORTFOLIO
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    (98,614)    $   (659,374)   $   (558,633)   $    (54,050)    $  1,531,825    $  2,303,082     $     11,855     $      7,080
 (27,952,755)      (6,296,394)        228,674          34,669        8,602,564       4,897,077          164,096            7,155

  26,407,674       12,987,565       3,107,755         570,825       (7,390,828)      7,225,051           (5,290)          51,550
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  (1,643,695)       6,031,797       2,777,796         551,444        2,743,561      14,425,210          170,661           65,785
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   1,658,156       10,962,222       8,349,344       1,601,774       30,181,507      30,926,115        1,126,805          163,014

      94,558        1,597,757      54,831,817       1,536,480       16,650,743      14,303,532        2,445,231          659,142
          --        4,232,829       4,671,918         268,805       10,337,596       9,022,825          310,853              798
         (33)          (6,476)         (4,954)           (540)         (13,813)        (14,667)             (57)              (2)
  (2,401,115)     (14,695,286)    (14,334,430)       (955,479)     (36,935,352)    (36,460,163)        (494,813)         (11,496)

 (53,840,543)      (4,729,456)     (4,187,018)       (952,678)     (12,142,049)     (9,782,149)        (400,727)          (7,723)
          --       (4,232,829)     (4,671,918)       (268,805)     (10,337,595)     (9,022,825)        (310,853)            (798)
          --           (5,645)        (27,056)           (593)        (208,665)       (143,685)              --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


 (54,488,977)      (6,876,884)     44,627,703       1,228,964       (2,467,628)     (1,171,017)       2,676,439          802,935
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

 (56,132,672)        (845,087)     47,405,499       1,780,408          275,933      13,254,193        2,847,100          868,720



  56,132,672       56,977,759       5,342,804       3,562,396      155,289,250     142,035,057          868,720               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$         --     $ 56,132,672    $ 52,748,303    $  5,342,804     $155,565,183    $155,289,250     $  3,715,820     $    868,720
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                      MONDRIAN                                                    PIONEER
                                                   INTERNATIONAL                 PIONEER FUND                     MID CAP
                                                  STOCK PORTFOLIO                 PORTFOLIO                   VALUE PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (554,983)  $    261,581   $     (9,608)  $        838   $        (62)  $         --
  Realized gain (loss) ..................       828,545       (533,599)        14,924          8,897            577             --
  Change in unrealized gain (loss)
    on investments ......................     3,646,510      6,803,764         39,100         51,537            329             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     3,920,072      6,531,746         44,416         61,272            844             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     9,146,866      8,416,208        211,953        130,044          5,283             --
  Participant transfers from other
    funding options .....................     4,961,309     27,943,017        238,708        458,074         14,184             --
  Growth rate intra-fund transfers in ...     5,455,336      3,203,033        105,798         50,856             --             --
  Administrative charges ................        (4,913)        (4,658)           (47)           (31)            (2)            --
  Contract surrenders ...................   (14,517,298)   (17,548,367)      (135,583)       (85,425)           (68)            --
  Participant transfers to other
    funding options .....................    (4,167,182)    (2,911,948)       (94,177)      (145,742)             1             --
  Growth rate intra-fund transfers out ..    (5,455,336)    (3,203,033)      (105,798)       (50,856)            --             --
  Other receipts/(payments) .............      (234,743)            --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (4,815,961)    15,894,252        220,854        356,920         19,398             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      (895,889)    22,425,998        265,270        418,192         20,242             --


NET ASSETS:
    Beginning of year ...................    51,020,878     28,594,880        664,354        246,162             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 50,124,989   $ 51,020,878   $    929,624   $    664,354   $     20,242   $         --
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                              STYLE                             STYLE
            PIONEER                                                       FOCUS SERIES:                     FOCUS SERIES:
           STRATEGIC                        STRATEGIC                       SMALL CAP                         SMALL CAP
             INCOME                          EQUITY                          GROWTH                             VALUE
           PORTFOLIO                        PORTFOLIO                       PORTFOLIO                         PORTFOLIO
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    362,551     $    324,900    $   (296,821)   $     79,061     $        (29)   $         --     $          2     $         --
      (7,450)         (89,553)     (3,003,315)     (5,159,686)             313              --               21               --

    (117,211)         227,615       3,322,328       9,589,441              (69)             --               92               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     237,890          462,962          22,192       4,508,816              215              --              115               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   2,531,458        1,059,697       7,644,144       9,738,895            6,668              --            1,870               --

   6,764,665        1,772,988       2,430,040         979,263            9,685              --               67               --
     301,938            2,078       3,939,136       3,941,487               --              --               --               --
      (3,081)          (1,795)         (3,919)         (5,015)              (1)             --               (1)              --
  (2,038,456)      (1,640,183)    (13,649,508)    (19,655,157)              --              --               --               --

  (1,466,358)        (515,866)     (4,717,733)     (3,441,172)              --              --               --               --
    (301,938)          (2,078)     (3,939,136)     (3,941,487)              --              --               --               --
     (11,574)          (5,594)        (44,222)        (54,842)              --              --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


   5,776,654          669,247      (8,341,198)    (12,438,028)          16,352              --            1,936               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

   6,014,544        1,132,209      (8,319,006)     (7,929,212)          16,567              --            2,051               --



   5,997,617        4,865,408      53,598,240      61,527,452               --              --               --               --
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$ 12,012,161     $  5,997,617    $ 45,279,234    $ 53,598,240     $     16,567    $         --     $      2,051     $         --
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                      SB
                                                                                                                ADJUSTABLE
                                                                                                                   RATE
                                                     TRAVELERS                       U.S.                         INCOME
                                                      QUALITY                     GOVERNMENT                    PORTFOLIO -
                                                        BOND                      SECURITIES                      CLASS I
                                                     PORTFOLIO                    PORTFOLIO                       SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (377,670)  $  1,192,761   $   (478,787)  $    745,389   $     20,637   $      2,172
  Realized gain (loss) ..................      (137,968)       (15,971)       306,087        250,140            733             24
  Change in unrealized gain (loss)
    on investments ......................       657,829       (345,420)     1,182,854        555,637        (12,760)        (2,346)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       142,191        831,370      1,010,154      1,551,166          8,610           (150)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     5,868,627      7,189,442      7,797,004      3,335,191        296,190         91,490
  Participant transfers from other
    funding options .....................     3,552,194      2,868,196     29,643,684     23,037,554        593,911        362,999
  Growth rate intra-fund transfers in ...     2,109,110      2,420,763      2,989,778        493,753         16,910         10,536
  Administrative charges ................        (4,780)        (4,123)        (9,169)            (2)           (68)           (43)
  Contract surrenders ...................    (8,003,826)   (14,239,924)   (10,985,110)    (4,972,724)      (100,512)       (10,661)
  Participant transfers to other
    funding options .....................    (4,254,946)    (7,196,126)    (5,866,780)    (2,807,032)      (145,853)       (15,019)
  Growth rate intra-fund transfers out ..    (2,109,110)    (2,420,763)    (2,989,778)      (493,753)       (16,910)       (10,536)
  Other receipts/(payments) .............      (101,862)       (12,715)      (120,431)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,944,593)   (11,395,250)    20,459,198     18,592,987        643,668        428,766
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (2,802,402)   (10,563,880)    21,469,352     20,144,153        652,278        428,616


NET ASSETS:
    Beginning of year ...................    33,633,815     44,197,695     20,144,153             --        430,618          2,002
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 30,831,413   $ 33,633,815   $ 41,613,505   $ 20,144,153   $  1,082,896   $    430,618
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                              SMITH
                                             BARNEY                                                        SMITH BARNEY
          SMITH BARNEY                    INTERNATIONAL                   SMITH BARNEY                         LARGE
           AGGRESSIVE                        ALL CAP                        LARGE CAP                     CAPITALIZATION
             GROWTH                          GROWTH                           VALUE                           GROWTH
           PORTFOLIO                        PORTFOLIO                       PORTFOLIO                        PORTFOLIO
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$ (1,973,416)    $ (1,454,757)   $         --    $    (86,657)    $         --    $   (103,760)    $   (448,222)    $   (351,908)
   3,710,861        1,477,121              --      (2,533,584)              --      (1,358,585)         327,704           44,243

  13,995,113       13,879,913              --       3,023,557               --       1,122,204        1,750,106         (445,245)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  15,732,558       13,902,277              --         403,316               --        (340,141)       1,629,588         (752,910)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


  32,857,882       28,273,925              --       1,680,248               --       2,015,754        9,898,309       11,842,289

   7,014,556      123,664,392              --       2,087,613               --       1,168,890        4,587,316       15,828,474
  21,562,531        4,190,839              --       1,371,604               --       1,820,648        3,678,114        3,468,132
      (4,639)          (5,084)             --              (5)              --              --           (4,645)          (3,061)
 (45,544,382)     (28,975,674)             --      (2,120,249)              --      (2,137,746)     (11,568,119)     (12,653,544)

 (12,295,943)     (11,386,189)             --     (25,183,432)              --     (23,962,647)      (7,098,943)      (6,266,188)
 (21,562,531)      (4,190,839)             --      (1,371,604)              --      (1,820,647)      (3,678,114)      (3,468,132)
     (28,415)         (20,408)             --              --               --              --           (7,337)          (5,692)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


 (18,000,941)     111,550,962              --     (23,535,825)              --     (22,915,748)      (4,193,419)       8,742,278
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

  (2,268,383)     125,453,239              --     (23,132,509)              --     (23,255,889)      (2,563,831)       7,989,368



 167,324,254       41,871,015              --      23,132,509               --      23,255,889       45,532,216       37,542,848
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$165,055,871     $167,324,254    $         --    $         --     $         --    $         --     $ 42,968,385     $ 45,532,216
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    SMITH BARNEY                     SOCIAL                      COMSTOCK
                                                       MONEY                       AWARENESS                    PORTFOLIO -
                                                       MARKET                        STOCK                       CLASS II
                                                     PORTFOLIO                     PORTFOLIO                      SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $  3,637,745   $   (681,628)  $    (56,272)  $     (4,878)  $    (32,027)  $     (9,494)
  Realized gain (loss) ..................            --             --        170,919         34,074        168,087         17,864
  Change in unrealized gain (loss)
    on investments ......................            --             --        277,676        844,732        185,128        297,959
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     3,637,745       (681,628)       392,323        873,928        321,188        306,329
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........   129,772,756    141,859,246      2,209,076      1,301,875      1,958,303        549,470
  Participant transfers from other
    funding options .....................    68,000,169     88,624,962      2,697,799      9,540,914      5,051,524      1,781,905
  Growth rate intra-fund transfers in ...    21,569,420     18,936,826      1,057,795        214,016        568,136         29,715
  Administrative charges ................       (42,865)       (49,200)          (876)            (1)        (1,793)          (141)
  Contract surrenders ...................   (72,082,570)   (77,942,281)    (2,905,711)    (1,762,109)      (830,454)       (81,207)
  Participant transfers to other
    funding options .....................  (133,123,104)  (168,674,501)      (734,910)      (429,576)      (780,101)       (98,060)
  Growth rate intra-fund transfers out ..   (21,569,419)   (18,936,826)    (1,057,795)      (214,016)      (568,136)       (29,715)
  Other receipts/(payments) .............       (88,733)       (43,832)            --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (7,564,346)   (16,225,606)     1,265,378      8,651,103      5,397,479      2,151,967
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (3,926,601)   (16,907,234)     1,657,701      9,525,031      5,718,667      2,458,296


NET ASSETS:
    Beginning of year ...................   223,292,601    240,199,835      9,525,031             --      3,269,855        811,559
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $219,366,000   $223,292,601   $ 11,182,732   $  9,525,031   $  8,988,522   $  3,269,855
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

            EMERGING                                                       SMITH BARNEY
             GROWTH                        ENTERPRISE                        SMALL CAP                      CONTRAFUND(R)
          PORTFOLIO -                      PORTFOLIO -                        GROWTH                        PORTFOLIO -
            CLASS II                        CLASS II                       OPPORTUNITIES                      SERVICE
             SHARES                          SHARES                          PORTFOLIO                        CLASS 2
-----------------------------    ----------------------------     ----------------------------     -----------------------------
     2005             2004            2005            2004             2005            2004             2005             2004
     ----             ----            ----            ----             ----            ----             ----             ----
$    (42,830)    $    (41,091)   $       (984)   $     (8,248)    $    (97,726)   $    (65,638)    $   (267,346)    $   (135,810)
      76,562           12,270          52,627          43,766        1,130,570         287,811          474,704          550,827

     199,276          235,743         (59,309)        (56,080)        (668,570)        623,550        3,843,314        1,797,933
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     233,008          206,922          (7,666)        (20,562)         364,274         845,723        4,050,672        2,212,950
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


     912,448        1,064,488          15,578         228,702        2,492,206       2,212,179        7,013,445        3,827,183

     471,683          354,169           1,059         129,777        2,725,333       4,179,439       12,104,504        8,827,700
     204,268          235,342              --          15,635          975,218         592,882        1,780,258          272,806
        (851)          (1,029)             --            (122)            (832)           (146)          (2,743)          (1,960)
    (700,772)        (518,624)         (6,252)       (156,112)      (2,082,361)     (1,645,560)      (5,461,811)      (2,220,402)

    (929,032)        (649,068)       (604,810)       (998,761)      (2,008,857)     (1,771,523)      (2,323,927)        (987,486)
    (204,268)        (235,342)             --         (15,635)        (975,218)       (592,882)      (1,780,258)        (272,806)
          --          (11,998)         (5,769)             --             (131)         (9,523)          (4,956)          (2,105)
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------


    (246,524)         237,938        (600,194)       (796,516)       1,125,358       2,964,866       11,324,512        9,442,930
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------

     (13,516)         444,860        (607,860)       (817,078)       1,489,632       3,810,589       15,375,184       11,655,880



   3,943,357        3,498,497         607,860       1,424,938        7,838,811       4,028,222       19,551,163        7,895,283
------------     ------------    ------------    ------------     ------------    ------------     ------------     ------------
$  3,929,841     $  3,943,357    $         --    $    607,860     $  9,328,443    $  7,838,811     $ 34,926,347     $ 19,551,163
============     ============    ============    ============     ============    ============     ============     ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT QPN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 For the years ended December 31, 2005 and 2004

                                                       DYNAMIC
                                                       CAPITAL
                                                     APPRECIATION                     MID CAP
                                                     PORTFOLIO -                    PORTFOLIO -
                                                       SERVICE                        SERVICE
                                                       CLASS 2                        CLASS 2
                                            ----------------------------    ----------------------------
                                                 2005            2004            2005            2004
                                                 ----            ----            ----            ----
OPERATIONS:
  Net investment income (loss) ..........   $     (2,199)   $    (12,187)   $   (620,280)   $   (305,569)
  Realized gain (loss) ..................        147,653          10,980       1,683,000         123,825
  Change in unrealized gain (loss)
    on investments ......................       (133,535)         (1,477)      8,117,726       6,861,157
                                            ------------    ------------    ------------    ------------

    Net increase (decrease) in net assets
      resulting from operations .........         11,919          (2,684)      9,180,446       6,679,413
                                            ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........         41,251         288,023      15,650,802      10,042,417
  Participant transfers from other
    funding options .....................          2,003         145,574      20,359,377      16,694,736
  Growth rate intra-fund transfers in ...             --              --       4,217,914       1,437,533
  Administrative charges ................             (2)           (159)         (7,021)         (4,164)
  Contract surrenders ...................        (38,077)       (121,755)    (11,335,030)     (5,080,288)
  Participant transfers to other
    funding options .....................     (1,121,354)       (155,414)     (7,801,053)     (3,014,865)
  Growth rate intra-fund transfers out ..             --              --      (4,217,914)     (1,437,533)
  Other receipts/(payments) .............             --          (1,181)        (14,357)        (10,225)
                                            ------------    ------------    ------------    ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     (1,116,179)        155,088      16,852,718      18,627,611
                                            ------------    ------------    ------------    ------------

    Net increase (decrease) in net assets     (1,104,260)        152,404      26,033,164      25,307,024


NET ASSETS:
    Beginning of year ...................      1,104,260         951,856      41,765,695      16,458,671
                                            ------------    ------------    ------------    ------------
    End of year .........................   $         --    $  1,104,260    $ 67,798,859    $ 41,765,695
                                            ============    ============    ============    ============

                        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust. Additionally, the Social Awareness Stock Portfolio was moved from The Travelers Series Trust to the Travelers Series Fund, Inc.

The Travelers Separate Account QPN for Variable Annuities ("Separate Account QPN") is a separate account of The Travelers Insurance Company ("The Company"), a wholly owned subsidiary of MetLife and is available for funding certain variable annuity contracts issued by The Company. The products supported by Separate Account QPN are Unregistered Gold Track, Unregistered Gold Track
Express, Unallocated Group Variable Annuity Contract, Blueprint, Blueprint II and Travelers Retirement Perspectives.

Participant purchase payments applied to Separate Account QPN are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, the investments comprising Separate Account QPN were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The
       Company
     Managed Assets Trust, Massachusetts business trust, Affiliate of The
       Company
     Templeton Growth Fund, Inc. - Class A, Massachusetts business trust AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Growth and Income Portfolio - Class B AllianceBernstein Large-Cap Growth Portfolio - Class B (Formerly
           AllianceBernstein Premier Growth Portfolio - Class B)
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
       Company
         CitiStreet Diversified Bond Fund - Class I
         CitiStreet International Stock Fund - Class I
         CitiStreet Large Company Stock Fund - Class I
         CitiStreet Small Company Stock Fund - Class I
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF - Appreciation Portfolio - Initial Shares
         Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
           (Formerly Franklin Small Cap Fund - Class 2 Shares)
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Appreciation Portfolio
         Diversified Strategic Income Portfolio
         Equity Index Portfolio - Class II Shares
     Janus Aspen Series, Delaware business trust
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Growth and Income Portfolio - Service Shares
         Mid Cap Growth Portfolio - Service Shares

     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     Lord Abbett Series Fund, Inc., Maryland business trust
         Growth and Income Portfolio
         Mid-Cap Value Portfolio
     Oppenheimer Variable Account Funds, Massachusetts business trust
         Oppenheimer Main Street Fund/VA - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust
         All Cap Fund - Class I
         High Yield Bond Fund - Class I
         Investors Fund - Class I
         Total Return Fund - Class I
     Smith Barney Investment Funds Inc., Massachusetts business trust
         Smith Barney Investment Grade Bond Fund - Class A
     Smith Barney Investment Series, Massachusetts business trust
         Smith Barney Growth and Income Portfolio
         Smith Barney Premier Selections All Cap Growth Portfolio
     Smith Barney Investment Trusts, Massachusetts business trust
         Smith Barney S&P 500 Index Fund
     Smith Barney Investments Funds Inc., Massachusetts business trust
         Smith Barney Small Cap Value Fund - Class A
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Large Cap Portfolio
         Managed Allocation Series: Aggressive Portfolio
         Managed Allocation Series: Conservative Portfolio
         Managed Allocation Series: Moderate Portfolio
         Managed Allocation Series: Moderate-Aggressive Portfolio
         Managed Allocation Series: Moderate-Conservative Portfolio
         Mercury Large Cap Core Portfolio (Formerly Merrill Lynch Large Cap Core
           Portfolio)
         MFS Mid Cap Growth Portfolio
         MFS Total Return Portfolio
         MFS Value Portfolio
         Mondrian International Stock Portfolio (Formerly Lazard International
           Stock Portfolio)
         Pioneer Fund Portfolio
         Pioneer Mid Cap Value Portfolio
         Pioneer Strategic Income Portfolio
         Strategic Equity Portfolio
         Style Focus Series: Small Cap Growth Portfolio
         Style Focus Series: Small Cap Value Portfolio
         Travelers Quality Bond Portfolio
         U.S. Government Securities Portfolio

     Travelers Series Fund Inc., Maryland business trust
         SB Adjustable Rate Income Portfolio - Class I Shares
         Smith Barney Aggressive Growth Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Smith Barney Money Market Portfolio
         Social Awareness Stock Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class II Shares
     Variable Annuity Portfolios, Massachusetts business trust
         Smith Barney Small Cap Growth Opportunities Portfolio Variable Insurance Products Fund, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

New Funds in 2005 included above:

High Yield Bond Trust                                                High Yield Bond Trust                   5/2/2005
Managed Allocation Series: Aggressive Portfolio                      The Travelers Series Trust              5/2/2005
Managed Allocation Series: Conservative Portfolio                    The Travelers Series Trust              5/2/2005
Managed Allocation Series: Moderate Portfolio                        The Travelers Series Trust              5/2/2005
Managed Allocation Series: Moderate-Aggressive Portfolio             The Travelers Series Trust              5/2/2005
Managed Allocation Series: Moderate-Conservative Portfolio           The Travelers Series Trust              5/2/2005
Managed Assets Trust                                                 Managed Assets Trust                    5/2/2005
Pioneer Mid Cap Value Portfolio                                      The Travelers Series Trust              5/2/2005
Real Return Portfolio - Administrative Class                         PIMCO Variable Insurance Trust          5/2/2005
Style Focus Series: Small Cap Growth Portfolio                       The Travelers Series Trust              5/2/2005
Style Focus Series: Small Cap Value Portfolio                        The Travelers Series Trust              5/2/2005

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account QPN or shares of Separate Account QPN's underlying funds. It should not be used in connection with any offer except in conjunction with the disclosure memorandum for Separate Account QPN product(s) offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account QPN in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

The operations of Separate Account QPN form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account QPN. Separate Account QPN is not taxed as a "regulated investment company" under Subchapter M of the Code.

In 2001, Separate Account QPN adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation unit values:

      -     Mortality and Expense Risks assumed by The Company (M&E)

The table below displays separate account charges with their associated products offered in this Separate Account for each funding option:

----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                                    QPN                                                               Asset-
-----------------------------------------------------------------------------------------------------------------     based
                                                                                                                     Charges
                                                                                                                     -------
           Separate Account Charge (1)              Product                                                            M&E
----------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.15%                       Retirement Perspective                                            0.15%

Separate Account Charge 0.25%                       Retirement Perspective                                            0.25%

Separate Account Charge 0.35%                       Retirement Perspective                                            0.35%

Separate Account Charge 0.45%                       Retirement Perspective                                            0.45%
                                                    Unregistered Gold Track                                           0.45%

Separate Account Charge 0.60%                       Retirement Perspective                                            0.60%
                                                    Unregistered Gold Track                                           0.60%

Separate Account Charge 0.80%                       Blueprint I                                                       0.80%
                                                    Retirement Perspective                                            0.80%
                                                    Unregistered Gold Track                                           0.80%

Separate Account Charge 0.85%                       Blueprint I                                                       0.85%
                                                    Blueprint II                                                      0.85%
                                                    Unallocated Group Variable Annuity Contract                       0.85%
                                                    Unregistered Gold Track Express                                   0.85%

Separate Account Charge 1.00%                       Blueprint I                                                       1.00%
                                                    Blueprint II                                                      1.00%
                                                    Unallocated Group Variable Annuity Contract                       1.00%
                                                    Unregistered Gold Track Express                                   1.00%

Separate Account Charge 1.05%                       Blueprint I                                                       1.05%
                                                    Retirement Perspective                                            1.05%
                                                    Unregistered Gold Track                                           1.05%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                                    QPN                                                               Asset-
-----------------------------------------------------------------------------------------------------------------     based
                                                                                                                     Charges
                                                                                                                     -------
           Separate Account Charge (1)              Product                                                            M&E
----------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.10%                       Blueprint I                                                       1.10%
                                                    Blueprint II                                                      1.10%
                                                    Unallocated Group Variable Annuity Contract                       1.10%
                                                    Unregistered Gold Track Express                                   1.10%

Separate Account Charge 1.20%                       Blueprint I                                                       1.20%
                                                    Blueprint II                                                      1.20%
                                                    Unallocated Group Variable Annuity Contract                       1.20%
                                                    Unregistered Gold Track Express                                   1.20%

Separate Account Charge 1.30%                       Blueprint I                                                       1.30%
                                                    Blueprint II                                                      1.30%
                                                    Retirement Perspective                                            1.30%
                                                    Unallocated Group Variable Annuity Contract                       1.30%
                                                    Unregistered Gold Track                                           1.30%
                                                    Unregistered Gold Track Express                                   1.30%

Separate Account Charge 1.50%                       Blueprint I                                                       1.50%
                                                    Blueprint II                                                      1.50%
                                                    Retirement Perspective                                            1.50%
                                                    Unallocated Group Variable Annuity Contract                       1.50%
                                                    Unregistered Gold Track                                           1.50%
                                                    Unregistered Gold Track Express                                   1.50%
----------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values may not be available through certain sub-accounts.

For allocated contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) may be assessed through the redemption of units and paid to The Company to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, as negotiated, The Company may assess a contingent deferred sales charge (up to 5.5% if a participant's purchase payment is surrendered within five years of its payment date) or, as an alternative, a surrender charge (up to 5% if a participant's payment is surrendered within eight years of its payment date).

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. PORTFOLIO MERGERS, SUBSTITUTIONS, AND/OR LIQUIDATIONS

Effective March 5, 2004, the Travelers Series Fund, Inc.: Smith Barney Money Market Portfolio was substituted for the Money Market Portfolio, which is no longer available as a funding option in this Separate Account.

Effective  March 5, 2004, the Franklin  Templeton  Variable  Insurance  Products
Trust: Templeton Developing Markets Securities Fund - Class 2 Shares was substituted for the Credit Suisse Trust: Emerging Markets Portfolio, which is no longer available as a funding option in this Separate Account.

Effective March 5, 2004, the Travelers Series Fund, Inc.: Smith Barney Aggressive Growth Portfolio was substituted for the Putnam Variable Trust:
Putnam VT Discovery Growth Fund - Class IB Shares, which is no longer available as a funding option in this Separate Account.

Effective March 5, 2004, the Travelers Series Trust.: Lazard International Stock Portfolio was substituted for the Travelers Series Fund Inc: Smith Barney International All Cap Growth Portfolio, which is no longer available as a funding option in this Separate Account.

Effective May 7, 2004, Salomon Brothers Variable Series Funds Inc.: Investors Fund - Class I was substituted for the Travelers Series Fund Inc.: Smith Barney Large Cap Value Portfolio, which is no longer available as a funding option in this Separate Account.

Effective May 8, 2004, the Travelers Series Fund Inc: Smith Barney Aggressive Growth Portfolio was substituted for the Smith Barney Aggressive Growth Fund Inc. - Class A, which is no longer available as a funding option in this Separate Account.

Effective May 8, 2004, the Salomon Brothers Variable Series Funds Inc: All Cap Fund - Class I was substituted for the Greenwich Street Series Fund: Fundamental Value Portfolio which is no longer available as a funding option in this Separate Account.

Effective February 25, 2005, the AIM Equity Funds, Inc.: AIM Charter Fund - Class A was merged into the Greenwich Street Series Fund: Appreciation Portfolio.

Effective  February 25, 2005, the AIM Equity Funds, Inc.: AIM Constellation Fund
- Class A was merged into the Travelers Series Trust: AIM Capital Appreciation Portfolio.

Effective February 25, 2005, the AllianceBernstein Value Funds: AllianceBerstein Growth and Income Fund - Class A was merged into the AllianceBernstein Variable Product Series Fund, Inc.: AllianceBerstein Growth and Income Fund - Class B.

Effective February 25, 2005, the Dreyfus A Bonds Plus, Inc.: Dreyfus A Bonds Plus, Inc. was merged into The Travelers Series Trust: U.S. Government Securities Portfolio.

Effective February 25, 2005, the Fidelity Advisor Series I: Advisor Growth Opportunities Fund - Class T was merged into the Greenwich Street Series Fund:
Appreciation Portfolio.

Effective February 25, 2005, the Janus Aspen Series:  Worldwide Growth Portfolio
- Service Shares was merged into the American Funds Insurance Series: Global Growth Fund - Class 2 Shares.

Effective February 25, 2005, the Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was merged into the American Funds Insurance
Series: Growth-Income Fund - Class 2 Shares.

Effective February 25, 2005, the Neuberger Berman Equity Assets: Neuberger Berman Partners Fund Advisor Class was merged into the Lord Abbett Series Fund,
Inc: Growth and Income Portfolio.

Effective February 25, 2005, the PBHG Funds: PBHG Growth Fund - Advisor Class was merged into the Janus Aspen Series: Mid Cap Growth Portfolio - Service Shares.

Effective February 25, 2005, the Putnam Variable Trust: Putnam VT International Equity Fund - Class IB Shares was merged into the Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund - Class 2 Shares.

Effective February 25, 2005, the Smith Barney Equity Funds: Smith Barney Social Awareness Fund - Class A was merged into the Travelers Series Fund, Inc.: Social Awareness Stock Portfolio.

Effective  February 25, 2005,  the Smith Barney  Funds,  Inc.:  U.S.  Government
Securities Fund was merged into The Travelers Series Trust: U.S. Government Securities Fund.

Effective February 25, 2005, the Dreyfus/Laurel Funds, Inc.: Dreyfus Disciplined Stock Fund was merged into Greenwich Street Series Fund: Equity Index Portfolio
- Class II Shares.

Effective  February 25, 2005, The Travelers  Series Trust:  MFS Emerging  Growth
Portfolio was merged into The Travelers Series Trust: MFS Mid Cap Growth Portfolio.

Effective February 25, 2005, Van Kampen Life Investment Trust: Enterprise Portfolio - Class II Shares was merged into The Travelers Series Trust: Large Cap Portfolio.

Effective February 25, 2005, the Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio - Service Class 2 was merged into Salomon Brothers Variable Series Funds Inc.: All Cap Fund - Class I.

5. STATEMENT OF INVESTMENTS                                                              FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET        COST OF      PROCEEDS
                                                                               SHARES        VALUE        PURCHASES    FROM SALES
                                                                            ------------  ------------  ------------  ------------
CAPITAL APPRECIATION FUND (8.6%)
    Total (Cost $213,601,864)                                                  2,919,520  $228,540,044  $  7,227,318  $ 43,254,044
                                                                            ------------  ------------  ------------  ------------

DREYFUS A BONDS PLUS, INC. (0.0%)
    Total (Cost $0)                                                                   --            --       287,704    14,316,002
                                                                            ------------  ------------  ------------  ------------

HIGH YIELD BOND TRUST (0.0%)
    Total (Cost $50,500)                                                           5,053        50,728        77,135        26,782
                                                                            ------------  ------------  ------------  ------------

MANAGED ASSETS TRUST (0.0%)
    Total (Cost $53,516)                                                           3,112        53,530        53,520             4
                                                                            ------------  ------------  ------------  ------------

MONEY MARKET PORTFOLIO (0.0%)
    Total (Cost $0)                                                                   --            --       107,101       107,101
                                                                            ------------  ------------  ------------  ------------

TEMPLETON GROWTH FUND, INC. - CLASS A (5.8%)
    Total (Cost $133,768,986)                                                  6,762,885   155,140,588    27,342,580    23,332,491
                                                                            ------------  ------------  ------------  ------------

AIM EQUITY FUNDS, INC. (0.0%)
  AIM Charter Fund - Class A (Cost $0)                                                --            --       234,694    15,624,449
  AIM Constellation Fund - Class A (Cost $0)                                          --            --       358,020    23,187,581
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $0)                                                                   --            --       592,714    38,812,030
                                                                            ------------  ------------  ------------  ------------

ALLIANCEBERNSTEIN VALUE FUNDS (0.0%)
  AllianceBernstein Growth and Income Fund - Class A
    Total (Cost $0)                                                                   --            --       688,881    60,252,312
                                                                            ------------  ------------  ------------  ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (4.6%)
  AllianceBernstein Growth and Income Portfolio - Class B
    (Cost $109,771,439)                                                        4,786,845   117,995,718    67,366,608    23,078,441
  AllianceBernstein Large-Cap Growth Portfolio - Class B
    (Cost $3,275,610)                                                            151,540     4,021,859     1,193,665       697,041
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $113,047,049)                                                  4,938,385   122,017,577    68,560,273    23,775,482
                                                                            ------------  ------------  ------------  ------------

AMERICAN FUNDS INSURANCE SERIES (2.3%)
  Global Growth Fund - Class 2 Shares (Cost $9,249,656)                          535,336    10,449,760     8,771,094       975,088
  Growth Fund - Class 2 Shares (Cost $25,498,760)                                496,886    29,306,361    19,185,939       261,178
  Growth-Income Fund - Class 2 Shares (Cost $20,052,316)                         553,468    21,098,183    16,994,470     1,814,423
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $54,800,732)                                                   1,585,690    60,854,304    44,951,503     3,050,689
                                                                            ------------  ------------  ------------  ------------

CITISTREET FUNDS, INC. (2.1%)
  CitiStreet Diversified Bond Fund - Class I (Cost $18,823,462)                1,607,817    18,779,299     5,477,372     1,802,893
  CitiStreet International Stock Fund - Class I (Cost $8,117,244)                672,319    10,299,930     3,060,382     1,432,658
  CitiStreet Large Company Stock Fund - Class I (Cost $9,740,805)                927,273    11,396,189     3,028,044       967,749
  CitiStreet Small Company Stock Fund - Class I (Cost $13,302,702)             1,103,641    15,815,180     3,869,013     2,784,206
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $49,984,213)                                                   4,311,050    56,290,598    15,434,811     6,987,506
                                                                            ------------  ------------  ------------  ------------

DELAWARE VIP TRUST (0.7%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $17,373,120)                                                   1,015,816    19,066,862    11,152,493     5,063,355
                                                                            ------------  ------------  ------------  ------------

DREYFUS VARIABLE INVESTMENT FUND (5.1%)
  Dreyfus VIF - Appreciation Portfolio - Initial Shares (Cost $41,993,139)     1,205,564    44,738,462     2,749,411    11,227,749
  Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
    (Cost $77,642,617)                                                         2,050,272    90,129,974     6,193,351    17,004,088
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $119,635,756)                                                  3,255,836   134,868,436     8,942,762    28,231,837
                                                                            ------------  ------------  ------------  ------------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                              FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                            ------------  ------------  ------------  ------------
FIDELITY ADVISOR SERIES I (0.0%)
  Advisor Growth Opportunities Fund - Class T
    Total (Cost $0)                                                                   --  $         --  $    358,854  $ 22,821,221
                                                                            ------------  ------------  ------------  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (1.9%)
  Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
    (Cost $6,983,900)                                                            415,501     8,459,603     2,452,151     1,869,674
  Mutual Shares Securities Fund - Class 2 Shares (Cost $6,955,405)               435,373     7,910,721     4,263,455       592,981
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $15,595,022)                                                         1,728,481    18,840,442    12,635,854     1,300,530
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $13,436,388)          972,637    15,192,584     9,963,691     1,425,167
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $42,970,715)                                                   3,551,992    50,403,350    29,315,151     5,188,352
                                                                            ------------  ------------  ------------  ------------

GREENWICH STREET SERIES FUND (5.5%)
  Appreciation Portfolio (Cost $66,932,041)                                    2,981,523    72,242,312    42,806,775    11,659,104
  Diversified Strategic Income Portfolio (Cost $7,420,732)                       795,954     7,171,543     1,731,163     4,552,606
  Equity Index Portfolio - Class II Shares (Cost $60,696,310)                  2,202,615    66,959,492    16,409,962    14,845,763
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $135,049,083)                                                  5,980,092   146,373,347    60,947,900    31,057,473
                                                                            ------------  ------------  ------------  ------------

JANUS ASPEN SERIES (1.8%)
  Global Life Sciences Portfolio - Service Shares (Cost $4,370,390)              593,050     5,242,562       885,932     1,038,426
  Global Technology Portfolio - Service Shares (Cost $4,038,145)               1,063,948     4,213,233       635,997       661,877
  Growth and Income Portfolio - Service Shares (Cost $6,449,479)                 440,524     7,779,648     1,813,081     1,428,816
  Mid Cap Growth Portfolio - Service Shares (Cost $26,928,694)                 1,096,762    31,159,009    13,563,580     5,798,698
  Worldwide Growth Portfolio - Service Shares (Cost $0)                               --            --       132,080     4,110,734
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $41,786,708)                                                   3,194,284    48,394,452    17,030,670    13,038,551
                                                                            ------------  ------------  ------------  ------------

LAZARD RETIREMENT SERIES, INC. (0.2%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $5,416,592)                                                      344,319     5,615,846     3,879,826       190,594
                                                                            ------------  ------------  ------------  ------------

LORD ABBETT SERIES FUND, INC. (1.1%)
  Growth and Income Portfolio (Cost $17,879,727)                                 665,322    17,404,811    18,541,442     2,321,754
  Mid-Cap Value Portfolio (Cost $11,175,712)                                     545,631    11,507,365     9,404,187     1,506,368
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $29,055,439)                                                   1,210,953    28,912,176    27,945,629     3,828,122
                                                                            ------------  ------------  ------------  ------------

NEUBERGER BERMAN EQUITY ASSETS (0.0%)
  Neuberger Berman Guardian Fund Advisor Class (Cost $0)                              --            --       152,243     7,404,221
  Neuberger Berman Partners Fund Advisor Class (Cost $0)                              --            --       277,418    12,426,878
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $0)                                                                   --            --       429,661    19,831,099
                                                                            ------------  ------------  ------------  ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (0.3%)
  Oppenheimer Main Street Fund/VA - Service Shares
    Total (Cost $7,865,990)                                                      413,619     8,946,586     1,089,173     2,629,673
                                                                            ------------  ------------  ------------  ------------

PBHG FUNDS (0.0%)
  PBHG Growth Fund - Advisor Class
    Total (Cost $0)                                                                   --            --       152,842    10,546,203
                                                                            ------------  ------------  ------------  ------------

PIMCO VARIABLE INSURANCE TRUST (1.9%)
  Real Return Portfolio - Administrative Class (Cost $65,239)                      5,097        64,687        84,409        19,184
  Total Return Portfolio - Administrative Class (Cost $51,831,486)             5,009,310    51,295,335    14,505,751     5,081,045
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $51,896,725)                                                   5,014,407    51,360,022    14,590,160     5,100,229
                                                                            ------------  ------------  ------------  ------------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                                FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                            ------------------------------------------------------

INVESTMENTS                                                                     NO. OF       MARKET        COST OF      PROCEEDS
                                                                                SHARES       VALUE        PURCHASES    FROM SALES
                                                                            ------------  ------------  ------------  ------------
PUTNAM VARIABLE TRUST (1.8%)
  Putnam VT International Equity Fund - Class IB Shares (Cost $0)                     --  $         --  $    183,404  $  3,599,799
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $37,560,770)          2,048,368    46,969,074    13,341,679     6,569,710
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $37,560,770)                                                   2,048,368    46,969,074    13,525,083    10,169,509
                                                                            ------------  ------------  ------------  ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (5.9%)
  All Cap Fund - Class I (Cost $31,805,832)                                    2,124,496    36,860,010     4,369,456     7,680,185
  High Yield Bond Fund - Class I (Cost $23,720,812)                            2,537,300    24,053,608     6,182,107     3,802,467
  Investors Fund - Class I (Cost $52,745,882)                                  4,197,134    61,026,333     4,063,345    13,534,320
  Total Return Fund - Class I (Cost $33,274,657)                               3,157,962    35,811,295     2,990,633     9,839,767
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $141,547,183)                                                 12,016,892   157,751,246    17,605,541    34,856,739
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY EQUITY FUNDS (0.0%)
  Smith Barney Social Awareness Fund - Class A (Cost $0)                              --            --        81,981     2,329,549
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $0)                                                                   --            --        81,981     2,329,549
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY FUNDS, INC. (0.0%)
  U.S. Government Securities Fund
    Total (Cost $0)                                                                   --            --       307,097    10,191,323
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY INVESTMENT FUNDS INC. (1.7%)
  Smith Barney Investment Grade Bond Fund - Class A
    Total (Cost $45,183,753)                                                   3,597,517    44,681,156     7,846,495     8,938,585
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY INVESTMENT SERIES (0.9%)
  Smith Barney Growth and Income Portfolio (Cost $1,504,833)                     172,380     1,694,494       601,759       628,565
  Smith Barney Premier Selections All Cap Growth Portfolio
    (Cost $18,614,738)                                                         1,635,214    21,061,553     1,482,871     7,192,227
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $20,119,571)                                                   1,807,594    22,756,047     2,084,630     7,820,792
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY INVESTMENT TRUSTS (2.3%)
  Smith Barney S&P 500 Index Fund
    Total (Cost $56,866,545)                                                   4,743,474    59,910,078     5,610,491     9,039,280
                                                                            ------------  ------------  ------------  ------------

SMITH BARNEY INVESTMENTS FUNDS INC. (0.5%)
  Smith Barney Small Cap Value Fund - Class A
    Total (Cost $12,038,073)                                                     602,838    13,823,077     4,459,229     3,301,823
                                                                            ------------  ------------  ------------  ------------

THE DREYFUS/LAUREL FUNDS, INC. (0.0%)
  Dreyfus Disciplined Stock Fund
    Total (Cost $0)                                                                   --            --       144,694     8,758,355
                                                                            ------------  ------------  ------------  ------------

THE TRAVELERS SERIES TRUST (23.8%)
  AIM Capital Appreciation Portfolio (Cost $69,346,318)                        6,919,093    80,330,670    24,954,813    20,504,554
  Convertible Securities Portfolio (Cost $772,478)                                63,785       755,852       472,315        96,691
  Disciplined Mid Cap Stock Portfolio (Cost $22,020,525)                       1,300,475    28,558,425     5,256,878     7,349,284
  Equity Income Portfolio (Cost $47,566,546)                                   3,101,946    54,842,402     5,514,301     9,752,879
  Federated High Yield Portfolio (Cost $9,230,376)                             1,030,976     9,113,829     1,882,353     2,399,840
  Large Cap Portfolio (Cost $54,508,986)                                       3,820,247    57,838,534     3,786,381    12,171,689
  Managed Allocation Series: Aggressive Portfolio (Cost $173,551)                 15,724       176,737       184,387        10,786
  Managed Allocation Series: Conservative Portfolio (Cost $42,566)                 4,170        43,114        80,203        37,952
  Managed Allocation Series: Moderate Portfolio (Cost $1,132,104)                107,604     1,162,127     1,156,400        24,524
  Managed Allocation Series: Moderate-Aggressive Portfolio
    (Cost $1,180,161)                                                            110,404     1,205,614     1,342,679       162,735
  Managed Allocation Series: Moderate-Conservative Portfolio
    (Cost $102,446)                                                                9,869       104,418       102,739           298

5. STATEMENT OF INVESTMENTS (CONTINUED)                                                FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                            ------------  ------------  ------------  ------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Mercury Large Cap Core Portfolio (Cost $6,368,995)                             710,418  $  7,203,642  $  2,574,778  $    856,064
  MFS Emerging Growth Portfolio (Cost $0)                                             --            --       412,062    54,999,652
  MFS Mid Cap Growth Portfolio (Cost $48,996,346)                              6,520,398    52,750,017    55,355,247    11,284,463
  MFS Total Return Portfolio (Cost $153,740,391)                               9,462,904   155,570,135    27,416,658    20,995,043
  MFS Value Portfolio (Cost $3,669,673)                                          298,708     3,715,932     3,248,588       413,779
  Mondrian International Stock Portfolio (Cost $43,078,741)                    4,010,125    50,126,565     4,909,608    10,278,974
  Pioneer Fund Portfolio (Cost $824,715)                                          72,914       929,654       398,840       187,564
  Pioneer Mid Cap Value Portfolio (Cost $19,914)                                   1,878        20,243        47,595        27,927
  Pioneer Strategic Income Portfolio (Cost $12,356,296)                        1,287,518    12,012,542     7,276,873     1,137,287
  Strategic Equity Portfolio (Cost $54,466,488)                                2,545,289    45,280,698     2,431,000    11,067,557
  Style Focus Series: Small Cap Growth Portfolio (Cost $16,636)                    1,464        16,568        16,659            23
  Style Focus Series: Small Cap Value Portfolio (Cost $1,959)                        183         2,051         1,965             7
  Travelers Quality Bond Portfolio (Cost $31,165,529)                          2,750,435    30,832,379     3,369,860     6,691,158
  U.S. Government Securities Portfolio (Cost $39,876,356)                      3,131,290    41,614,847    28,047,389     8,024,390
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $600,658,096)                                                 47,277,817   634,206,995   180,240,571   178,475,120
                                                                            ------------  ------------  ------------  ------------

TRAVELERS SERIES FUND INC. (16.5%)
  SB Adjustable Rate Income Portfolio - Class I Shares (Cost $1,098,041)         108,947     1,082,932       853,146       188,805
  Smith Barney Aggressive Growth Portfolio (Cost $133,340,972)                11,100,292   165,061,338    11,398,312    31,362,378
  Smith Barney Large Capitalization Growth Portfolio (Cost $38,983,464)        2,845,679    42,969,758     4,123,709     8,763,977
  Smith Barney Money Market Portfolio (Cost $219,372,988)                    219,372,988   219,372,988    73,358,414    77,098,688
  Social Awareness Stock Portfolio (Cost $10,060,698)                            443,950    11,183,106     3,558,989     2,349,507
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $402,856,163)                                                233,871,856   439,670,122    93,292,570   119,763,355
                                                                            ------------  ------------  ------------  ------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.5%)
  Comstock Portfolio - Class II Shares (Cost $8,438,169)                         658,521     8,988,811     5,934,574       417,456
  Emerging Growth Portfolio - Class II Shares (Cost $3,427,035)                  141,315     3,929,965       791,716     1,080,945
  Enterprise Portfolio - Class II Shares (Cost $0)                                    --            --        13,273       614,451
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $11,865,204)                                                     799,836    12,918,776     6,739,563     2,112,852
                                                                            ------------  ------------  ------------  ------------

VARIABLE ANNUITY PORTFOLIOS (0.3%)
  Smith Barney Small Cap Growth Opportunities Portfolio
    Total (Cost $8,727,911)                                                      860,585     9,328,738     4,017,361     2,106,888
                                                                            ------------  ------------  ------------  ------------

VARIABLE INSURANCE PRODUCTS FUND (3.9%)
  Contrafund(R) Portfolio - Service Class 2 (Cost $28,068,351)                 1,138,072    34,927,443    13,941,660     2,879,492
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $0)                  --            --        36,215     1,154,593
  Mid Cap Portfolio - Service Class 2 (Cost $49,580,652)                       1,955,609    67,800,970    21,148,556     4,145,814
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $77,649,003)                                                   3,093,681   102,728,413    35,126,431     8,179,899
                                                                            ------------  ------------  ------------  ------------

6. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
CAPITAL APPRECIATION FUND                 2005     96,382   1.088 - 2.542   228,533            -     0.15 - 1.50      16.42 - 21.30
                                          2004    112,239   0.923 - 2.161   227,344            -     0.25 - 1.50      17.80 - 19.25
                                          2003    135,026   0.774 - 1.816   228,003         0.05     0.25 - 1.50      22.99 - 31.07
                                          2002    138,762   0.621 - 1.460   190,729         1.60     0.25 - 1.50  (26.16) - (25.27)
                                          2001    142,320   0.831 - 1.958   264,785         0.49     0.25 - 1.50   (27.22) - (6.63)

HIGH YIELD BOND TRUST                     2005         49   1.025 - 1.031        51            -     0.45 - 1.50      (0.58) - 2.60

MANAGED ASSETS TRUST                      2005         53   1.018 - 1.023        54            -     0.45 - 1.50        1.80 - 3.66

TEMPLETON GROWTH FUND, INC. - CLASS A     2005     67,969   1.525 - 2.445   155,136         1.75     0.15 - 1.50        6.54 - 8.03
                                          2004     70,506   1.413 - 2.271   150,355         1.94     0.15 - 1.50       0.37 - 16.68
                                          2003     68,868   1.211 - 1.950   127,086         2.62     0.25 - 1.50      30.89 - 35.08
                                          2002     65,950   0.914 - 1.474    92,678         2.08     0.25 - 1.50   (10.80) - (7.58)
                                          2001     64,018   1.546 - 1.636   100,651         2.29     0.45 - 1.50      (0.96) - 0.06
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Growth and Income
    Portfolio - Class B                   2005    105,822   1.109 - 1.132   117,992         1.36     0.25 - 1.50        2.45 - 6.19
                                          2004     65,745   1.076 - 1.086    70,876         0.76     0.15 - 1.50       4.74 - 10.42
  AllianceBernstein Large-Cap Growth
    Portfolio - Class B                   2005      4,541   0.872 - 1.254     4,022            -     0.15 - 1.50      13.10 - 14.64
                                          2004      3,892   0.771 - 1.094     3,036            -     0.15 - 1.50      (0.09) - 7.95
                                          2003      2,811   0.723 - 1.006     2,050            -     0.35 - 1.50      20.91 - 22.85
                                          2002      1,079   0.594 - 0.604       645            -     0.45 - 1.50   (31.96) - (9.24)
                                          2001        197   0.873 - 0.878       172            -     0.45 - 1.50    (12.81) - 14.08
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares     2005      8,379   1.240 - 1.268    10,449         0.73     0.15 - 1.50      12.26 - 13.93
                                          2004      1,392   1.103 - 1.113     1,540         0.13     0.15 - 1.50       5.60 - 14.94

  Growth Fund - Class 2 Shares            2005     23,436   1.243 - 1.271    29,305         0.89     0.15 - 1.50      14.46 - 15.97
                                          2004      6,536   1.086 - 1.096     7,115         0.31     0.15 - 1.50       5.59 - 12.51

  Growth-Income Fund - Class 2 Shares     2005     18,676   1.123 - 1.149    21,098         1.62     0.15 - 1.50        4.27 - 5.70
                                          2004      4,698   1.077 - 1.087     5,075         1.79     0.15 - 1.50       3.92 - 10.76
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund -
    Class I                               2005     14,518   1.273 - 1.321    18,779         3.41     0.80 - 1.50        0.55 - 1.23
                                          2004     11,962   1.266 - 1.305    15,339         3.56     0.80 - 1.50        3.09 - 3.82
                                          2003      7,942   1.228 - 1.257     9,850         4.67     0.80 - 1.50        3.98 - 4.75
                                          2002      3,125   1.181 - 1.200     3,719         6.07     0.80 - 1.50        4.90 - 8.12
                                          2001         16   1.100 - 1.109        18         3.73     0.85 - 1.50        2.79 - 5.92

  CitiStreet International Stock Fund -
    Class I                               2005     11,195   0.905 - 0.940    10,300         1.36     0.80 - 1.50      12.98 - 13.70
                                          2004      9,223   0.801 - 0.827     7,487         1.52     0.80 - 1.50      13.14 - 13.95
                                          2003      4,775   0.708 - 0.726     3,416         0.94     0.80 - 1.50      28.03 - 29.18
                                          2002        250   0.553 - 0.562       140         0.62     0.80 - 1.50   (23.41) - (6.49)
                                          2001         30   0.722 - 0.728        22         1.92     1.00 - 1.50   (22.70) - (5.82)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
CITISTREET FUNDS, INC. (CONTINUED)
  CitiStreet Large Company Stock Fund -
    Class I                               2005     11,123   1.011 - 1.043    11,396         1.15     0.80 - 1.50        5.09 - 5.79
                                          2004      9,000   0.962 - 0.986     8,747         0.94     0.80 - 1.50        8.33 - 9.19
                                          2003      5,074   0.888 - 0.903     4,536         0.88     0.80 - 1.50      26.32 - 27.18
                                          2002        261   0.703 - 0.710       185         0.83     0.80 - 1.50     (24.00) - 3.65
                                          2001          1           0.925         1         0.46            1.50             (7.50)

  CitiStreet Small Company Stock Fund -
    Class I                               2005     13,243   1.177 - 1.222    15,815         0.11     0.80 - 1.50        5.66 - 6.45
                                          2004     12,709   1.114 - 1.148    14,307         0.12     0.80 - 1.50      13.21 - 14.03
                                          2003      9,307   0.984 - 1.007     9,221         0.08     0.80 - 1.50      40.97 - 41.83
                                          2002        429   0.698 - 0.710       302         0.61     0.80 - 1.50   (24.87) - (6.58)
                                          2001         18   0.929 - 0.937        16         0.05     0.85 - 1.50       0.00 - 12.14
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard
    Class                                 2005     10,943   1.727 - 1.790    19,066         1.64     0.15 - 1.50        5.56 - 6.99
                                          2004      7,813   1.636 - 1.673    12,850         1.28     0.15 - 1.50      22.42 - 31.22
                                          2003      1,680   1.264 - 1.275     2,128            -     0.15 - 1.50       5.13 - 27.50
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Appreciation Portfolio -
    Initial Shares                        2005     41,733   1.046 - 1.221    44,737         0.02     0.35 - 1.50        2.75 - 4.00
                                          2004     49,254   1.018 - 1.174    51,156         1.65     0.35 - 1.50        3.56 - 4.63
                                          2003     53,975   0.983 - 1.122    53,997         1.44     0.35 - 1.50      19.30 - 24.81
                                          2002     53,660   0.824 - 0.864    44,822         1.60     0.45 - 1.50  (17.93) - (17.08)
                                          2001     10,640   1.004 - 1.042    10,830         0.94     0.45 - 1.50   (10.68) - (9.71)
  Dreyfus VIF - Developing Leaders
    Portfolio - Initial Shares            2005     64,384   1.214 - 1.485    90,127            -     0.15 - 1.50        4.20 - 5.62
                                          2004     71,724   1.150 - 1.406    95,918         0.20     0.15 - 1.50     (0.21) - 11.11
                                          2003     71,910   1.035 - 1.265    87,113         0.03     0.25 - 1.50      29.67 - 31.35
                                          2002     62,965   0.788 - 0.965    58,610         0.04     0.25 - 1.50   (20.28) - (1.13)
                                          2001     30,760   0.977 - 1.198    35,731         0.50     0.25 - 1.50    (7.53) - (0.31)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
    Securities Fund - Class 2 Shares      2005      8,309   0.999 - 1.401     8,459            -     0.15 - 1.50        3.20 - 8.60
                                          2004      7,601   0.968 - 1.331     7,459            -     0.25 - 1.50       9.88 - 11.20
                                          2003      5,233   0.881 - 1.198     4,659            -     0.25 - 1.50      35.12 - 38.18
                                          2002      1,913   0.652 - 0.665     1,257         0.28     0.25 - 1.50  (29.74) - (21.25)
                                          2001        211   0.928 - 0.933       196         0.01     0.60 - 1.50     (8.84) - 14.92

  Mutual Shares Securities Fund -
    Class 2 Shares                        2005      5,402   1.448 - 1.501     7,910         0.87     0.15 - 1.50       8.95 - 12.22
                                          2004      2,733   1.329 - 1.360     3,660         0.73     0.15 - 1.50       9.36 - 12.49
                                          2003      1,272   1.198 - 1.209     1,528         0.21     0.15 - 1.50       4.42 - 20.90
  Templeton Developing Markets
    Securities Fund - Class 2 Shares      2005      8,371   2.232 - 2.301    18,840         1.23     0.35 - 1.50      25.53 - 26.99
                                          2004      2,644   1.778 - 1.818     4,725         1.81     0.15 - 1.50      15.86 - 33.31
                                          2003        260   1.447 - 1.460       377         0.25     0.15 - 1.50       5.27 - 46.00
  Templeton Foreign Securities Fund -
    Class 2 Shares                        2005     12,093   1.249 - 1.278    15,192         1.19     0.15 - 1.50       7.53 - 10.08
                                          2004      4,787   1.151 - 1.161     5,522         0.95     0.15 - 1.50       7.12 - 17.36

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                  2005     56,239   1.259 - 1.361    72,240         0.89     0.35 - 1.50        2.58 - 3.81
                                          2004     31,418   1.225 - 1.311    39,150         1.17     0.45 - 1.50        7.17 - 8.35
                                          2003     29,235   1.143 - 1.210    33,897         0.70     0.45 - 1.50      22.64 - 23.98
                                          2002     26,282   0.932 - 0.976    24,771         2.16     0.45 - 1.50  (18.74) - (17.91)
                                          2001      5,899   1.147 - 1.189     6,835         1.16     0.45 - 1.50    (5.44) - (4.34)

  Diversified Strategic Income Portfolio  2005      5,546   1.264 - 1.366     7,171         5.02     0.35 - 1.50        1.04 - 2.23
                                          2004      7,990   1.251 - 1.338    10,188         4.76     0.35 - 1.50        5.21 - 6.35
                                          2003      8,460   1.182 - 1.259    10,225         6.25     0.35 - 1.50       9.99 - 11.22
                                          2002      7,980   1.081 - 1.132     8,742        11.81     0.45 - 1.50        3.35 - 4.43
                                          2001      3,941   1.046 - 1.084     4,175         9.42     0.45 - 1.50        1.55 - 2.65

  Equity Index Portfolio - Class II
    Shares                                2005     59,889   1.112 - 1.135    66,957         1.23     0.25 - 1.50        2.77 - 4.63
                                          2004     58,496   1.082 - 1.092    63,449         1.40     0.15 - 1.50       9.20 - 10.58
JANUS ASPEN SERIES
  Global Life Sciences Portfolio -
    Service Shares                        2005      5,164   0.999 - 1.288     5,242            -     0.35 - 1.50      10.63 - 11.90
                                          2004      5,279   0.903 - 1.151     4,832            -     0.35 - 1.50      12.59 - 13.85
                                          2003      8,987   0.802 - 1.011     7,289            -     0.35 - 1.50      24.34 - 25.75
                                          2002      7,508   0.645 - 0.664     4,883            -     0.45 - 1.50  (30.65) - (29.81)
                                          2001      5,719   0.930 - 0.946     5,343            -     0.45 - 1.50  (17.99) - (17.16)

  Global Technology Portfolio - Service
    Shares                                2005     10,943   0.379 - 1.227     4,213            -     0.35 - 1.50       9.86 - 11.14
                                          2004     10,853   0.345 - 1.104     3,791            -     0.35 - 1.50      (0.86) - 0.27
                                          2003     23,966   0.348 - 1.101     8,431            -     0.35 - 1.50      44.40 - 47.79
                                          2002     15,337   0.241 - 0.248     3,727            -     0.45 - 1.50  (41.83) - (41.23)
                                          2001      9,827   0.414 - 0.422     4,094         0.68     0.45 - 1.50  (38.30) - (37.57)

  Growth and Income Portfolio - Service
    Shares                                2005      9,290   0.822 - 1.349     7,779         0.38     0.35 - 1.50      10.48 - 11.67
                                          2004      8,698   0.744 - 1.208     6,575         0.41     0.35 - 1.50       9.90 - 11.34
                                          2003      8,272   0.677 - 1.085     5,665         0.50     0.35 - 1.50      21.76 - 22.90
                                          2002      6,496   0.556 - 0.572     3,643         0.68     0.45 - 1.50  (22.99) - (22.07)
                                          2001      3,670   0.722 - 0.734     2,664         0.97     0.45 - 1.50  (14.86) - (14.05)

  Mid Cap Growth Portfolio - Service
    Shares                                2005     62,062   0.493 - 1.499    31,158            -     0.35 - 1.50      10.29 - 11.62
                                          2004     44,028   0.447 - 1.343    19,987            -     0.35 - 1.50      18.57 - 20.20
                                          2003     33,857   0.377 - 1.119    12,911            -     0.35 - 1.50      32.75 - 34.98
                                          2002     29,607   0.284 - 0.292     8,473            -     0.45 - 1.50  (29.18) - (28.43)
                                          2001     23,003   0.401 - 0.408     9,271            -     0.45 - 1.50  (40.42) - (39.82)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio   2005      3,591   1.548 - 1.605     5,616            -     0.15 - 1.50        2.04 - 3.88
                                          2004      1,327   1.511 - 1.545     2,018            -     0.15 - 1.50      10.46 - 17.04
                                          2003        673   1.335 - 1.347       902            -     0.15 - 1.50       3.23 - 34.70
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio             2005     15,390   1.124 - 1.150    17,404         1.20     0.15 - 1.50        1.72 - 7.29
                                          2004      1,605   1.105 - 1.115     1,778         1.97     0.15 - 1.50       4.91 - 14.48

  Mid-Cap Value Portfolio                 2005      9,257   1.236 - 1.264    11,507         0.59     0.15 - 1.50        6.64 - 8.03
                                          2004      3,006   1.159 - 1.170     3,493         0.68     0.15 - 1.50       8.04 - 21.91
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Main Street Fund/VA -
    Service Shares                        2005      7,958   1.118 - 1.143     8,946         1.25     0.15 - 1.50        4.19 - 6.16
                                          2004      9,392   1.073 - 1.083    10,100            -     0.15 - 1.50        4.25 - 9.55

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -
    Administrative Class                  2005         66   0.985 - 0.991        65         1.98     0.45 - 1.50      (1.40) - 2.06

  Total Return Portfolio -
    Administrative Class                  2005     41,257   1.220 - 1.293    51,294         3.44     0.15 - 1.50        0.91 - 2.32
                                          2004     35,245   1.197 - 1.265    43,197         1.88     0.15 - 1.50        0.25 - 4.55
                                          2003     35,377   1.145 - 1.210    41,968         2.79     0.25 - 1.50        3.45 - 4.85
                                          2002     19,192   1.131 - 1.154    21,903         4.04     0.25 - 1.50        7.51 - 8.77
                                          2001      3,192   1.052 - 1.061     3,383         2.74     0.25 - 1.50      (0.75) - 5.90
PUTNAM VARIABLE TRUST
  Putnam VT Small Cap Value Fund - Class
    IB Shares                             2005     27,235   1.693 - 2.014    46,968         0.17     0.15 - 1.50        5.48 - 6.84
                                          2004     24,237   1.605 - 1.885    39,480         0.32     0.15 - 1.50     (0.26) - 25.92
                                          2003     16,107   1.291 - 1.489    21,032         0.28     0.25 - 1.50      47.37 - 49.33
                                          2002      9,852   0.876 - 0.998     8,692         0.09     0.25 - 1.50   (19.49) - (0.80)
                                          2001      1,664   1.088 - 1.095     1,816            -     0.45 - 1.50       1.20 - 22.95
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  All Cap Fund - Class I                  2005     19,103   1.115 - 2.044    36,859         0.85     0.25 - 1.50        2.49 - 3.82
                                          2004     20,834   1.074 - 1.973    39,073         0.62     0.25 - 1.50        6.70 - 8.05
                                          2003     13,798   0.994 - 1.830    24,140         0.29     0.25 - 1.50      34.91 - 38.63
                                          2002     10,818   0.717 - 1.322    13,844         0.50     0.25 - 1.50  (26.17) - (23.56)
                                          2001      7,266   1.712 - 1.772    12,589         1.01     0.45 - 1.50        0.35 - 1.43

  High Yield Bond Fund - Class I          2005     15,537   1.509 - 1.633    24,053         5.96     0.15 - 1.50        2.24 - 3.71
                                          2004     14,982   1.476 - 1.580    22,592         6.93     0.15 - 1.50       0.07 - 10.80
                                          2003     13,043   1.333 - 1.429    17,895         8.37     0.25 - 1.50      22.41 - 23.88
                                          2002      6,282   1.076 - 1.155     7,008         9.19     0.25 - 1.50        3.16 - 6.75
                                          2001      3,688   1.043 - 1.082     3,896         9.44     0.45 - 1.50        3.57 - 4.74

  Investors Fund - Class I                2005     40,536   1.344 - 1.587    61,024         1.14     0.35 - 1.50        4.92 - 6.16
                                          2004     47,139   1.266 - 1.497    67,372         1.81     0.35 - 1.50        8.76 - 9.99
                                          2003     21,413   1.151 - 1.362    28,073         1.49     0.35 - 1.50      30.30 - 32.91
                                          2002     20,000   0.990 - 1.034    20,057         1.62     0.45 - 1.50  (24.14) - (23.41)
                                          2001      6,842   1.305 - 1.350     9,019         0.96     0.45 - 1.50   (11.35) - (4.53)

  Total Return Fund - Class I             2005     28,059   1.248 - 1.347    35,810         1.83     0.15 - 1.50        1.79 - 3.45
                                          2004     33,984   1.226 - 1.309    42,438         1.71     0.35 - 1.50        5.88 - 8.27
                                          2003     40,749   1.145 - 1.209    47,434         1.61     0.45 - 1.50      14.27 - 15.36
                                          2002     43,393   1.002 - 1.048    44,089         2.30     0.45 - 1.50    (8.24) - (7.26)
                                          2001        995   1.092 - 1.130     1,101         3.68     0.45 - 1.50      (2.33) - 0.63
SMITH BARNEY INVESTMENT FUNDS INC.
  Smith Barney Investment Grade Bond
    Fund - Class A                        2005     25,271   1.308 - 1.895    44,680         4.53     0.15 - 1.50        0.29 - 1.70
                                          2004     27,044   1.289 - 1.869    47,489         4.80     0.15 - 1.50        0.86 - 6.19
                                          2003     32,129   1.215 - 1.763    52,821         4.62     0.25 - 1.50        3.68 - 5.38
                                          2002     30,826   1.200 - 1.683    48,603         5.42     0.25 - 1.50      10.76 - 12.15
                                          2001     19,956   1.070 - 1.504    28,028         6.20     0.25 - 1.50        2.49 - 9.22

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Growth and Income
    Portfolio                             2005      1,696   0.985 - 1.018     1,694         0.78     0.80 - 1.50        2.28 - 3.04
                                          2004      1,710   0.963 - 0.995     1,666         1.31     0.60 - 1.50        6.64 - 7.57
                                          2003      1,200   0.903 - 0.925     1,094         1.13     0.60 - 1.50      25.00 - 29.37
                                          2002        185   0.704 - 0.715       131         1.51     0.60 - 1.50   (23.31) - (3.53)
                                          2001          4   0.918 - 0.924         4            -     0.60 - 1.50     (7.60) - 10.32
  Smith Barney Premier Selections All
    Cap Growth Portfolio                  2005     22,954   0.905 - 0.935    21,061         0.11     0.80 - 1.50        4.75 - 5.53
                                          2004     29,203   0.864 - 0.893    25,512            -     0.60 - 1.50        1.41 - 2.29
                                          2003        402   0.852 - 0.873       346            -     0.60 - 1.50      32.30 - 33.49
                                          2002        107   0.644 - 0.654        70         0.08     0.60 - 1.50   (27.60) - (4.97)
                                          2001         13   0.895 - 0.899        12            -     0.60 - 1.20     (10.10) - 8.60
SMITH BARNEY INVESTMENT TRUSTS
  Smith Barney S&P 500 Index Fund         2005     54,349   1.073 - 1.289    59,908         1.28     0.35 - 1.50        2.58 - 3.87
                                          2004     57,705   1.046 - 1.241    61,638         1.13     0.35 - 1.50        8.62 - 9.82
                                          2003    110,919   0.963 - 1.130   108,784         1.20     0.35 - 1.50      26.05 - 32.63
                                          2002     94,835   0.764 - 0.801    73,529         1.03     0.45 - 1.50  (23.60) - (22.83)
                                          2001     79,112   1.000 - 1.038    80,072         0.91     0.45 - 1.50  (13.72) - (12.77)
SMITH BARNEY INVESTMENTS FUNDS INC.
  Smith Barney Small Cap Value Fund -
    Class A                               2005      8,134   1.674 - 1.730    13,823            -     0.80 - 1.50        5.02 - 5.75
                                          2004      7,866   1.594 - 1.648    12,682         0.69     0.60 - 1.50      18.96 - 20.12
                                          2003      5,114   1.340 - 1.372     6,908            -     0.60 - 1.50      35.49 - 36.65
                                          2002      2,411   0.989 - 1.004     2,397            -     0.60 - 1.50   (15.86) - (7.64)
                                          2001         30   1.081 - 1.087        32         2.52     0.60 - 1.50       7.02 - 23.30
THE TRAVELERS SERIES TRUST
  AIM Capital Appreciation Portfolio      2005     69,563   1.149 - 1.169    80,328         0.21     0.35 - 1.50        7.08 - 8.83
                                          2004     64,595   1.073 - 1.082    69,426         0.14     0.15 - 1.50        8.20 - 9.00

  Convertible Securities Portfolio        2005        735   1.023 - 1.046       756         3.27     0.15 - 1.50      (1.16) - 3.88
                                          2004        388   1.035 - 1.044       402         6.32     0.15 - 1.50        1.96 - 4.85

  Disciplined Mid Cap Stock Portfolio     2005     11,893   1.774 - 2.536    28,557            -     0.15 - 1.50      10.75 - 12.23
                                          2004     12,819   1.583 - 2.266    27,706         0.29     0.15 - 1.50       0.06 - 15.97
                                          2003     12,244   1.365 - 1.954    22,986         0.39     0.35 - 1.50      31.81 - 34.22
                                          2002      8,096   1.402 - 1.468    11,522         0.65     0.45 - 1.50  (15.64) - (14.70)
                                          2001      4,443   1.662 - 1.721     7,473         0.32     0.45 - 1.50    (5.46) - (4.44)

  Equity Income Portfolio                 2005     28,244   1.224 - 2.069    54,841            -     0.15 - 1.50        2.90 - 4.28
                                          2004     30,692   1.175 - 1.989    57,473         1.35     0.15 - 1.50      (0.07) - 9.61
                                          2003     29,996   1.072 - 1.819    51,706         1.02     0.25 - 1.50      29.27 - 31.00
                                          2002     25,071   0.819 - 1.393    33,344         1.12     0.25 - 1.50  (15.26) - (13.52)
                                          2001     23,398   1.540 - 1.626    36,605         1.16     0.45 - 1.50    (7.95) - (7.03)

  Federated High Yield Portfolio          2005      6,244   1.246 - 1.665     9,114            -     0.35 - 1.50        1.07 - 2.15
                                          2004      6,500   1.230 - 1.631     9,402         7.83     0.35 - 1.50        8.71 - 9.98
                                          2003      6,290   1.127 - 1.484     8,394         7.74     0.35 - 1.50      13.20 - 21.84
                                          2002      5,318   0.932 - 1.218     5,908        18.25     0.45 - 1.50        2.15 - 3.31
                                          2001      4,862   0.910 - 1.179     5,306        11.76     0.45 - 1.50        0.45 - 1.46

  Large Cap Portfolio                     2005     35,564   0.980 - 1.767    57,837            -     0.15 - 1.50        7.08 - 8.58
                                          2004     40,450   0.904 - 1.633    61,424         0.96     0.15 - 1.50      (0.26) - 6.23
                                          2003     21,336   0.851 - 1.540    30,696         0.41     0.25 - 1.50      22.81 - 26.68
                                          2002     20,783   0.684 - 1.241    24,301         0.49     0.25 - 1.50  (23.95) - (21.83)
                                          2001     20,672   1.528 - 1.615    32,130         0.51     0.45 - 1.50  (18.55) - (17.69)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Managed Allocation Series:
    Aggressive Portfolio                  2005        168   1.053 - 1.057       177            -     0.80 - 1.50        2.93 - 5.70
  Managed Allocation Series:
    Conservative Portfolio                2005         42   1.018 - 1.023        43         0.54     0.80 - 1.50        0.10 - 2.61

  Managed Allocation Series: Moderate
    Portfolio                             2005      1,111   1.044 - 1.050     1,162         0.72     0.45 - 1.50        2.85 - 5.33
  Managed Allocation Series:
    Moderate-Aggressive Portfolio         2005      1,128   1.067 - 1.073     1,206         1.00     0.45 - 1.50        3.28 - 6.90
  Managed Allocation Series:
    Moderate-Conservative Portfolio       2005        102   1.026 - 1.032       104         0.72     0.45 - 1.50        0.29 - 3.51

  Mercury Large Cap Core Portfolio        2005      7,131   0.986 - 1.342     7,203            -     0.35 - 1.50      10.41 - 11.65
                                          2004      5,176   0.893 - 1.202     4,722         0.58     0.35 - 1.50      14.19 - 15.47
                                          2003      4,949   0.782 - 1.041     3,956         0.75     0.35 - 1.50      19.39 - 20.77
                                          2002      4,227   0.655 - 0.687     2,811         0.68     0.45 - 1.50  (26.32) - (25.49)
                                          2001      3,076   0.889 - 0.922     2,765         0.05     0.45 - 1.50  (23.56) - (22.78)

  MFS Mid Cap Growth Portfolio            2005     87,467   0.595 - 1.006    52,748            -     0.15 - 1.50        1.54 - 6.68
                                          2004      9,022   0.586 - 0.971     5,343            -     0.25 - 1.50      12.48 - 13.75
                                          2003      6,780   0.521 - 0.538     3,562            -     0.25 - 1.50      34.97 - 36.55
                                          2002      2,806   0.386 - 0.394     1,089            -     0.25 - 1.50  (49.61) - (38.97)
                                          2001      1,086   0.766 - 0.770       833            -     0.45 - 1.50    (23.00) - 13.80

  MFS Total Return Portfolio              2005     78,677   1.241 - 2.128   155,565         2.15     0.15 - 1.50        1.42 - 2.78
                                          2004     79,987   1.208 - 2.076   155,289         2.77     0.15 - 1.50       0.15 - 11.13
                                          2003     80,415   1.087 - 1.871   142,035         2.45     0.25 - 1.50      14.78 - 16.26
                                          2002     70,874   0.935 - 1.613   108,685         6.15     0.25 - 1.50    (6.62) - (3.91)
                                          2001     66,446   1.616 - 1.710   109,250         2.73     0.45 - 1.50    (1.52) - (0.47)

  MFS Value Portfolio                     2005      3,139   1.176 - 1.201     3,716         1.56     0.25 - 1.50        3.62 - 6.02
                                          2004        773   1.121 - 1.131       869         3.18     0.15 - 1.50       4.83 - 15.65

  Mondrian International Stock Portfolio  2005     37,675   1.134 - 1.488    50,125         0.05     0.25 - 1.50        7.82 - 9.25
                                          2004     41,539   1.038 - 1.363    51,021         1.68     0.25 - 1.50      10.10 - 15.46
                                          2003     27,570   0.899 - 1.138    28,595         1.95     0.25 - 1.50      26.68 - 28.25
                                          2002     25,106   0.701 - 0.889    20,557         2.14     0.25 - 1.50  (14.23) - (13.24)
                                          2001     25,450   0.808 - 1.026    24,244         0.19     0.25 - 1.50  (27.29) - (11.60)

  Pioneer Fund Portfolio                  2005        664   1.390 - 1.441       930            -     0.15 - 1.50        4.43 - 5.80
                                          2004        496   1.331 - 1.362       664         1.39     0.15 - 1.50       6.10 - 13.62
                                          2003        202   1.216 - 1.227       246         3.75     0.15 - 1.50       6.17 - 22.70

  Pioneer Mid Cap Value Portfolio         2005         19   1.060 - 1.063        20         0.32     1.05 - 1.50        0.47 - 6.30

  Pioneer Strategic Income Portfolio      2005      7,688   1.477 - 1.680    12,012         4.78     0.15 - 1.50        2.08 - 3.54
                                          2004      3,954   1.430 - 1.628     5,998         7.98     0.15 - 1.50       0.21 - 10.60
                                          2003      3,497   1.293 - 1.474     4,865         9.30     0.35 - 1.50      17.44 - 18.97
                                          2002      2,937   1.159 - 1.239     3,461        12.96     0.45 - 1.50        4.32 - 5.45
                                          2001      9,362   1.111 - 1.175    10,548         7.84     0.45 - 1.50        2.68 - 3.80

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Strategic Equity Portfolio              2005     27,630   0.817 - 1.754    45,279         0.57     0.15 - 1.50        0.51 - 6.67
                                          2004     33,065   0.802 - 1.727    53,598         1.28     0.25 - 1.50        8.58 - 9.86
                                          2003     45,419   0.730 - 1.573    61,527            -     0.25 - 1.50      30.56 - 32.25
                                          2002     42,855   0.552 - 1.192    45,733         0.61     0.25 - 1.50  (34.55) - (33.73)
                                          2001     43,339   0.833 - 1.803    70,772         0.19     0.25 - 1.50  (14.66) - (10.43)

  Style Focus Series: Small Cap Growth
    Portfolio                             2005         16   1.008 - 1.011        17            -     0.45 - 1.50        0.80 - 6.33

  Style Focus Series: Small Cap Value
    Portfolio                             2005          2   1.008 - 1.011         2         0.51     0.45 - 1.50        0.90 - 6.89

  Travelers Quality Bond Portfolio        2005     21,912   1.152 - 1.492    30,831            -     0.35 - 1.50        0.07 - 1.34
                                          2004     24,069   1.138 - 1.474    33,634         4.15     0.25 - 1.50        1.79 - 3.10
                                          2003     33,135   1.106 - 1.434    44,198         4.51     0.25 - 1.50        4.05 - 6.72
                                          2002     39,423   1.087 - 1.346    48,779         9.06     0.25 - 1.50        4.26 - 5.53
                                          2001     20,927   1.030 - 1.278    23,755         5.12     0.25 - 1.50        0.00 - 6.68

  U.S. Government Securities Portfolio    2005     38,294   1.081 - 1.105    41,614            -     0.15 - 1.50        2.52 - 4.15
                                          2004     19,115   1.052 - 1.061    20,144         4.40     0.15 - 1.50        1.24 - 7.97
TRAVELERS SERIES FUND INC.
  SB Adjustable Rate Income Portfolio -
    Class I Shares                        2005      1,072   1.004 - 1.028     1,083         4.17     0.45 - 1.50        0.80 - 1.88
                                          2004        431   0.996 - 1.009       431         2.20     0.45 - 1.50      (0.30) - 0.70
                                          2003          2   0.999 - 1.002         2         0.64     0.45 - 1.50        0.00 - 0.20

  Smith Barney Aggressive Growth
    Portfolio                             2005    160,664   1.010 - 1.336   165,056            -     0.25 - 1.50       9.90 - 11.37
                                          2004    179,726   0.919 - 1.201   167,324            -     0.25 - 1.50        6.74 - 9.58
                                          2003     48,943   0.848 - 1.096    41,871            -     0.35 - 1.50      32.50 - 34.15
                                          2002     41,044   0.640 - 0.817    26,412            -     0.35 - 1.50   (33.68) - (2.39)
                                          2001      5,355   0.965 - 0.982     5,193            -     0.45 - 1.50    (9.40) - (3.96)
  Smith Barney Large Capitalization
    Growth Portfolio                      2005     26,359   1.079 - 1.719    42,968         0.13     0.25 - 1.50        3.64 - 4.96
                                          2004     29,094   1.028 - 1.641    45,532         0.37     0.25 - 1.50      (1.16) - 0.10
                                          2003     23,765   1.027 - 1.642    37,543         0.03     0.25 - 1.50       2.29 - 46.87
                                          2002     15,362   1.070 - 1.118    16,641         0.38     0.45 - 1.50  (25.85) - (25.12)
                                          2001     12,824   1.443 - 1.493    18,697            -     0.45 - 1.50  (13.85) - (12.89)

  Smith Barney Money Market Portfolio     2005    191,939   1.047 - 1.208   219,366         2.77     0.15 - 1.50        1.27 - 2.62
                                          2004    198,665   1.022 - 1.180   223,293         0.88     0.15 - 1.50      (0.63) - 0.68
                                          2003    212,891   1.017 - 1.175   240,200         0.66     0.25 - 1.50      (0.81) - 0.39
                                          2002    208,557   1.020 - 1.172   236,648         1.24     0.25 - 1.50      (0.27) - 0.89
                                          2001    101,858   1.121 - 1.163   115,612         3.56     0.45 - 1.50        2.19 - 3.19

  Social Awareness Stock Portfolio        2005     10,000   1.113 - 1.133    11,183         0.72     0.45 - 1.50        2.87 - 6.38
                                          2004      8,785   1.082 - 1.092     9,525         0.77     0.15 - 1.50       9.20 - 10.02
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares    2005      6,004   1.484 - 1.538     8,989         0.68     0.15 - 1.50        2.56 - 3.92
                                          2004      2,248   1.447 - 1.480     3,270         0.54     0.15 - 1.50      11.93 - 17.27
                                          2003        648   1.251 - 1.262       812            -     0.15 - 1.50       2.35 - 26.20

  Emerging Growth Portfolio - Class II
    Shares                                2005      5,126   0.754 - 1.104     3,930         0.01     0.25 - 1.50        6.05 - 7.39
                                          2004      5,471   0.711 - 1.029     3,943            -     0.25 - 1.50        5.18 - 6.44
                                          2003      5,122   0.676 - 0.967     3,498            -     0.25 - 1.50      25.19 - 26.86
                                          2002      3,460   0.540 - 0.551     1,882         0.04     0.25 - 1.50  (33.66) - (21.73)
                                          2001      1,401   0.814 - 0.820     1,144            -     0.45 - 1.50     (18.10) - 5.42

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth
    Opportunities Portfolio               2005      8,066   1.138 - 1.540     9,328            -     0.35 - 1.50        3.36 - 4.55
                                          2004      7,030   1.101 - 1.473     7,839         0.09     0.35 - 1.50      13.86 - 15.17
                                          2003      4,129   0.967 - 1.279     4,028            -     0.35 - 1.50      39.94 - 41.33
                                          2002        579   0.691 - 0.704       402            -     0.45 - 1.50   (26.80) - (4.09)
                                          2001          6   0.944 - 0.950         6            -     0.60 - 1.50     (5.00) - 15.40
VARIABLE INSURANCE PRODUCTS FUND
  Contrafund(R) Portfolio - Service
    Class 2                               2005     25,119   1.368 - 1.739    34,926         0.11     0.15 - 1.50      14.86 - 16.48
                                          2004     16,214   1.191 - 1.493    19,551         0.14     0.15 - 1.50       0.00 - 14.66
                                          2003      7,449   1.049 - 1.078     7,895         0.18     0.45 - 1.50      26.23 - 27.57
                                          2002      3,026   0.831 - 0.845     2,531         0.34     0.45 - 1.50  (10.93) - (10.01)
                                          2001        603   0.933 - 0.939       565            -     0.45 - 1.50      (6.10) - 4.35

  Mid Cap Portfolio - Service Class 2     2005     37,624   1.771 - 2.053    67,799            -     0.15 - 1.50      16.28 - 17.79
                                          2004     27,045   1.523 - 1.743    41,766            -     0.15 - 1.50       0.29 - 24.41
                                          2003     13,127   1.240 - 1.394    16,459         0.16     0.25 - 1.50      36.11 - 37.85
                                          2002      4,317   0.911 - 1.012     3,956         0.11     0.25 - 1.50   (13.41) - (0.69)
                                          2001        172   1.027 - 1.034       177            -     0.60 - 1.50        1.78 - 3.40

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        CAPITAL
                                                     APPRECIATION                    DREYFUS A                    HIGH YIELD
                                                         FUND                    BONDS PLUS, INC.                 BOND TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....   112,238,683    135,026,484      9,731,966     28,453,878             --             --
Accumulation units purchased and
  transferred from other funding options .    29,579,465     32,344,533        347,608      5,766,848         49,399             --
Accumulation units redeemed and
  transferred to other funding options ...   (45,436,582)   (55,132,334)   (10,079,574)   (24,488,760)            (4)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    96,381,566    112,238,683             --      9,731,966         49,395             --
                                            ============   ============   ============   ============   ============   ============

                                                                                                               SMITH BARNEY
                                                                                                                AGGRESSIVE
                                                        MANAGED                    MONEY MARKET               GROWTH FUND INC. -
                                                     ASSETS TRUST                   PORTFOLIO                    CLASS A
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....            --             --             --      8,373,906             --     38,182,327
Accumulation units purchased and
  transferred from other funding options .        52,538             --             --        995,028             --      9,831,612
Accumulation units redeemed and
  transferred to other funding options ...            (2)            --             --     (9,368,934)            --    (48,013,939)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........        52,536             --             --             --             --             --
                                            ============   ============   ============   ============   ============   ============

                                                       TEMPLETON                                                     AIM
                                                        GROWTH                      AIM CHARTER                CONSTELLATION
                                                     FUND, INC. -                     FUND -                       FUND -
                                                        CLASS A                       CLASS A                     CLASS A
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    70,505,783     68,867,876     11,644,548     31,902,900     18,244,134     66,154,294
Accumulation units purchased and
  transferred from other funding options .    26,537,332     27,827,271        340,815      5,943,619        628,368     11,907,409
Accumulation units redeemed and
  transferred to other funding options ...   (29,074,545)   (26,189,364)   (11,985,363)   (26,201,971)   (18,872,502)   (59,817,569)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    67,968,570     70,505,783             --     11,644,548             --     18,244,134
                                            ============   ============   ============   ============   ============   ============

                                                                                                              ALLIANCEBERNSTEIN
                                                  ALLIANCEBERNSTEIN             ALLIANCEBERNSTEIN                LARGE-CAP
                                                     GROWTH AND                    GROWTH AND                      GROWTH
                                                    INCOME FUND -              INCOME PORTFOLIO -               PORTFOLIO -
                                                       CLASS A                       CLASS B                      CLASS B
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    28,312,687     64,968,273     65,745,015             --      3,892,063      2,811,165
Accumulation units purchased and
  transferred from other funding options .     1,141,843     14,445,831     88,510,368     84,739,691      2,395,698      2,515,091
Accumulation units redeemed and
  transferred to other funding options ...   (29,454,530)   (51,101,417)   (48,433,428)   (18,994,676)    (1,746,527)    (1,434,193)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........            --     28,312,687    105,821,955     65,745,015      4,541,234      3,892,063
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                    GLOBAL GROWTH                                                GROWTH-INCOME
                                                       FUND -                     GROWTH FUND -                     FUND -
                                                       CLASS 2                       CLASS 2                        CLASS 2
                                                       SHARES                        SHARES                         SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     1,391,986             --      6,536,378             --      4,697,553             --
Accumulation units purchased and
  transferred from other funding options .     9,108,157      1,478,803     21,768,585      6,887,630     19,184,315      4,928,751
Accumulation units redeemed and
  transferred to other funding options ...    (2,120,876)       (86,817)    (4,868,962)      (351,252)    (5,205,634)      (231,198)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     8,379,267      1,391,986     23,436,001      6,536,378     18,676,234      4,697,553
                                            ============   ============   ============   ============   ============   ============

                                                       CITISTREET                    CITISTREET                CITISTREET LARGE
                                                      DIVERSIFIED                  INTERNATIONAL                   COMPANY
                                                      BOND FUND -                  STOCK FUND -                 STOCK FUND -
                                                        CLASS I                       CLASS I                      CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    11,962,248      7,941,775      9,222,921      4,775,002      9,000,426      5,074,497
Accumulation units purchased and
  transferred from other funding options .     8,122,312      9,092,195      7,472,997      8,792,475      5,915,446      7,097,292
Accumulation units redeemed and
  transferred to other funding options ...    (5,566,514)    (5,071,722)    (5,500,569)    (4,344,556)    (3,792,642)    (3,171,363)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    14,518,046     11,962,248     11,195,349      9,222,921     11,123,230      9,000,426
                                            ============   ============   ============   ============   ============   ============

                                                       CITISTREET                                                   DELAWARE
                                                     SMALL COMPANY                CREDIT SUISSE                    VIP REIT
                                                     STOCK FUND -                TRUST EMERGING                    SERIES -
                                                        CLASS I                 MARKETS PORTFOLIO               STANDARD CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    12,709,206      9,306,650             --        748,878      7,812,514      1,680,016
Accumulation units purchased and
  transferred from other funding options .     7,474,973      8,993,037             --        122,305     11,265,057      8,059,212
Accumulation units redeemed and
  transferred to other funding options ...    (6,940,804)    (5,590,481)            --       (871,183)    (8,135,044)    (1,926,714)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    13,243,375     12,709,206             --             --     10,942,527      7,812,514
                                            ============   ============   ============   ============   ============   ============

                                                                                  DREYFUS VIF -
                                                     DREYFUS VIF -                 DEVELOPING
                                                     APPRECIATION                    LEADERS                    ADVISOR GROWTH
                                                      PORTFOLIO -                  PORTFOLIO -                  OPPORTUNITIES
                                                    INITIAL SHARES               INITIAL SHARES                FUND - CLASS T
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    49,254,239     53,974,793     71,723,763     71,909,997     18,283,632     48,875,139
Accumulation units purchased and
  transferred from other funding options .    14,399,194     17,484,645     24,439,387     28,705,851        526,662      9,278,917
Accumulation units redeemed and
  transferred to other funding options ...   (21,920,669)   (22,205,199)   (31,778,860)   (28,892,085)   (18,810,294)   (39,870,424)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    41,732,764     49,254,239     64,384,290     71,723,763             --     18,283,632
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                       FRANKLIN                                                    TEMPLETON
                                                    SMALL-MID CAP                                                 DEVELOPING
                                                       GROWTH                      MUTUAL SHARES                    MARKETS
                                                  SECURITIES FUND -              SECURITIES FUND -             SECURITIES FUND -
                                                   CLASS 2 SHARES                 CLASS 2 SHARES                CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     7,600,794      5,233,235      2,732,858      1,272,251      2,643,680        260,126
Accumulation units purchased and
  transferred from other funding options .     4,451,643      5,293,778      3,967,973      2,020,980      9,152,730      2,904,405
Accumulation units redeemed and
  transferred to other funding options ...    (3,743,765)    (2,926,219)    (1,299,194)      (560,373)    (3,425,775)      (520,851)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     8,308,672      7,600,794      5,401,637      2,732,858      8,370,635      2,643,680
                                            ============   ============   ============   ============   ============   ============

                                                       TEMPLETON
                                                        FOREIGN
                                                   SECURITIES FUND -              APPRECIATION              DIVERSIFIED STRATEGIC
                                                    CLASS 2 SHARES                 PORTFOLIO                  INCOME PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     4,787,248             --     31,417,682     29,234,682      7,990,222      8,459,528
Accumulation units purchased and
  transferred from other funding options .    11,933,525      5,637,907     48,049,902     13,680,741      2,999,619      4,120,920
Accumulation units redeemed and
  transferred to other funding options ...    (4,627,779)      (850,659)   (23,228,862)   (11,497,741)    (5,443,788)    (4,590,226)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    12,092,994      4,787,248     56,238,722     31,417,682      5,546,053      7,990,222
                                            ============   ============   ============   ============   ============   ============

                                                      EQUITY INDEX                                                GLOBAL LIFE
                                                      PORTFOLIO -                  FUNDAMENTAL               SCIENCES PORTFOLIO -
                                                    CLASS II SHARES              VALUE PORTFOLIO                SERVICE SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    58,495,528             --             --      8,835,783      5,278,679      8,986,904
Accumulation units purchased and
  transferred from other funding options .    34,735,232     77,154,739             --      5,142,060      1,594,568      4,231,927
Accumulation units redeemed and
  transferred to other funding options ...   (33,341,561)   (18,659,211)            --    (13,977,843)    (1,708,747)    (7,940,152)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    59,889,199     58,495,528             --             --      5,164,500      5,278,679
                                            ============   ============   ============   ============   ============   ============

                                                         GLOBAL
                                                      TECHNOLOGY                     GROWTH AND                     MID CAP
                                                      PORTFOLIO -               INCOME PORTFOLIO -            GROWTH PORTFOLIO -
                                                    SERVICE SHARES                SERVICE SHARES                SERVICE SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    10,852,881     23,965,513      8,698,001      8,271,592     44,027,838     33,856,644
Accumulation units purchased and
  transferred from other funding options .     3,575,715     10,757,701      4,520,288      3,986,595     46,592,471     29,224,493
Accumulation units redeemed and
  transferred to other funding options ...    (3,485,962)   (23,870,333)    (3,927,924)    (3,560,186)   (28,558,223)   (19,053,299)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    10,942,634     10,852,881      9,290,365      8,698,001     62,062,086     44,027,838
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                       WORLDWIDE
                                                  GROWTH PORTFOLIO -            LAZARD RETIREMENT                GROWTH AND
                                                    SERVICE SHARES             SMALL CAP PORTFOLIO             INCOME PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     5,099,270      4,750,025      1,326,570        673,498      1,604,786             --
Accumulation units purchased and
  transferred from other funding options .       233,633      1,734,762      3,009,631      1,030,173     19,639,938      1,790,959
Accumulation units redeemed and
  transferred to other funding options ...    (5,332,903)    (1,385,517)      (745,602)      (377,101)    (5,855,218)      (186,173)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........            --      5,099,270      3,590,599      1,326,570     15,389,506      1,604,786
                                            ============   ============   ============   ============   ============   ============

                                                                                NEUBERGER BERMAN              NEUBERGER BERMAN
                                                        MID-CAP                  GUARDIAN FUND                 PARTNERS FUND
                                                    VALUE PORTFOLIO              ADVISOR CLASS                 ADVISOR CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     3,006,143             --      5,031,407     13,830,752      6,502,032     16,467,802
Accumulation units purchased and
  transferred from other funding options .    10,100,140      3,472,743        133,057      2,629,633        197,165      3,925,952
Accumulation units redeemed and
  transferred to other funding options ...    (3,849,750)      (466,600)    (5,164,464)   (11,428,978)    (6,699,197)   (13,891,722)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     9,256,533      3,006,143             --      5,031,407             --      6,502,032
                                            ============   ============   ============   ============   ============   ============

                                                     OPPENHEIMER                                                REAL RETURN
                                                     MAIN STREET                      PBHG                      PORTFOLIO -
                                                      FUND/VA -                  GROWTH FUND -                ADMINISTRATIVE
                                                   SERVICE SHARES                ADVISOR CLASS                     CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     9,392,056             --     12,994,743     52,753,532             --             --
Accumulation units purchased and
  transferred from other funding options .     2,979,915     11,874,423        386,656      9,053,828         87,745             --
Accumulation units redeemed and
  transferred to other funding options ...    (4,413,686)    (2,482,367)   (13,381,399)   (48,812,617)       (22,233)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     7,958,285      9,392,056             --     12,994,743         65,512             --
                                            ============   ============   ============   ============   ============   ============

                                                     TOTAL RETURN                    PUTNAM VT                    PUTNAM VT
                                                     PORTFOLIO -                     DISCOVERY                  INTERNATIONAL
                                                   ADMINISTRATIVE                  GROWTH FUND -                EQUITY FUND -
                                                        CLASS                     CLASS IB SHARES              CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    35,244,824     35,377,223             --        367,099      3,278,068      6,709,698
Accumulation units purchased and
  transferred from other funding options .    21,830,193     21,483,706             --         29,436        225,912      2,604,866
Accumulation units redeemed and
  transferred to other funding options ...   (15,817,816)   (21,616,105)            --       (396,535)    (3,503,980)    (6,036,496)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    41,257,201     35,244,824             --             --             --      3,278,068
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                       PUTNAM VT
                                                       SMALL CAP                                                 HIGH YIELD
                                                     VALUE FUND -                     ALL CAP                   BOND FUND -
                                                    CLASS IB SHARES               FUND - CLASS I                  CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    24,237,104     16,107,066     20,834,454     13,798,193     14,981,900     13,043,058
Accumulation units purchased and
  transferred from other funding options .    15,824,796     17,415,059      7,936,367     14,959,916      7,521,905      8,632,754
Accumulation units redeemed and
  transferred to other funding options ...   (12,827,008)    (9,285,021)    (9,668,214)    (7,923,655)    (6,967,106)    (6,693,912)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    27,234,892     24,237,104     19,102,607     20,834,454     15,536,699     14,981,900
                                            ============   ============   ============   ============   ============   ============

                                                                                                                  SMITH BARNEY
                                                                                                                    SOCIAL
                                                      INVESTORS                    TOTAL RETURN                    AWARENESS
                                                   FUND - CLASS I                 FUND - CLASS I                FUND - CLASS A
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    47,138,614     21,412,803     33,984,102     40,748,531      1,917,819     10,481,095
Accumulation units purchased and
  transferred from other funding options .    13,332,232     40,357,563      8,701,079     12,785,035         80,632      1,869,676
Accumulation units redeemed and
  transferred to other funding options ...   (19,934,766)   (14,631,752)   (14,625,751)   (19,549,464)    (1,998,451)   (10,432,952)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    40,536,080     47,138,614     28,059,430     33,984,102             --      1,917,819
                                            ============   ============   ============   ============   ============   ============

                                                                                  SMITH BARNEY
                                                                                   INVESTMENT                    SMITH BARNEY
                                                   U.S. GOVERNMENT                 GRADE BOND                    GROWTH AND
                                                   SECURITIES FUND               FUND - CLASS A                INCOME PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     6,666,853      7,726,243     27,044,383     32,128,566      1,710,433      1,199,943
Accumulation units purchased and
  transferred from other funding options .       243,315      1,976,011     11,726,958     11,780,852      1,081,338      1,287,314
Accumulation units redeemed and
  transferred to other funding options ...    (6,910,168)    (3,035,401)   (13,500,396)   (16,865,035)    (1,095,488)      (776,824)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........            --      6,666,853     25,270,945     27,044,383      1,696,283      1,710,433
                                            ============   ============   ============   ============   ============   ============

                                                      SMITH BARNEY
                                                        PREMIER                                                 SMITH BARNEY
                                                      SELECTIONS                   SMITH BARNEY                   SMALL CAP
                                                        ALL CAP                      S&P 500                    VALUE FUND -
                                                   GROWTH PORTFOLIO                INDEX FUND                      CLASS A
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    29,203,185        402,492     57,705,370    110,918,691      7,865,509      5,113,948
Accumulation units purchased and
  transferred from other funding options .     7,120,764     39,532,385     17,464,651     33,356,882      5,446,854      5,996,731
Accumulation units redeemed and
  transferred to other funding options ...   (13,370,031)   (10,731,692)   (20,821,283)   (86,570,203)    (5,178,423)    (3,245,170)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    22,953,918     29,203,185     54,348,738     57,705,370      8,133,940      7,865,509
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                        DREYFUS                     AIM CAPITAL                  CONVERTIBLE
                                                      DISCIPLINED                  APPRECIATION                  SECURITIES
                                                      STOCK FUND                     PORTFOLIO                    PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     9,056,287     14,936,697     64,595,330             --        387,737             --
Accumulation units purchased and
  transferred from other funding options .       285,968      3,705,412     41,657,435     84,301,527        507,129        402,477
Accumulation units redeemed and
  transferred to other funding options ...    (9,342,255)    (9,585,822)   (36,689,669)   (19,706,197)      (159,795)       (14,740)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........            --      9,056,287     69,563,096     64,595,330        735,071        387,737
                                            ============   ============   ============   ============   ============   ============

                                                     DISCIPLINED                      EQUITY                      FEDERATED
                                                       MID CAP                       INCOME                      HIGH YIELD
                                                   STOCK PORTFOLIO                  PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    12,819,367     12,243,852     30,691,593     29,995,928      6,500,360      6,289,795
Accumulation units purchased and
  transferred from other funding options .     4,859,094      5,387,186     10,997,621     11,730,095      3,286,174      3,746,931
Accumulation units redeemed and
  transferred to other funding options ...    (5,785,353)    (4,811,671)   (13,445,003)   (11,034,430)    (3,542,987)    (3,536,366)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    11,893,108     12,819,367     28,244,211     30,691,593      6,243,547      6,500,360
                                            ============   ============   ============   ============   ============   ============

                                                                                      MANAGED
                                                                                    ALLOCATION                    MANAGED
                                                                                      SERIES:               ALLOCATION SERIES:
                                                      LARGE CAP                     AGGRESSIVE                 CONSERVATIVE
                                                      PORTFOLIO                      PORTFOLIO                   PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    40,449,569     21,335,625             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .    11,765,793     33,759,802        216,838             --         80,586             --
Accumulation units redeemed and
  transferred to other funding options ...   (16,651,728)   (14,645,858)       (49,294)            --        (38,265)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    35,563,634     40,449,569        167,544             --         42,321             --
                                            ============   ============   ============   ============   ============   ============

                                                                                     MANAGED                       MANAGED
                                                                               ALLOCATION SERIES:            ALLOCATION SERIES:
                                                        MANAGED                     MODERATE-                     MODERATE-
                                                  ALLOCATION SERIES:               AGGRESSIVE                   CONSERVATIVE
                                                  MODERATE PORTFOLIO                PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .     1,136,986             --      1,678,196             --        107,946             --
Accumulation units redeemed and
  transferred to other funding options ...       (26,417)            --       (550,088)            --         (6,356)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     1,110,569             --      1,128,108             --        101,590             --
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                       MERCURY                                                      MFS
                                                      LARGE CAP                  MFS EMERGING                     MID CAP
                                                   sCORE PORTFOLIO             GROWTH PORTFOLIO               GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     5,176,406      4,949,364     44,616,597     50,285,004      9,021,519      6,780,004
Accumulation units purchased and
  transferred from other funding options .     4,435,984      2,990,029      1,436,373     14,555,572    119,111,010      6,237,072
Accumulation units redeemed and
  transferred to other funding options ...    (2,481,426)    (2,762,987)   (46,052,970)   (20,223,979)   (40,665,549)    (3,995,557)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     7,130,964      5,176,406             --     44,616,597     87,466,980      9,021,519
                                            ============   ============   ============   ============   ============   ============

                                                         MFS                                                       MONDRIAN
                                                    TOTAL RETURN                   MFS VALUE                    INTERNATIONAL
                                                      PORTFOLIO                    PORTFOLIO                   STOCK PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    79,987,409     80,414,511        772,976             --     41,538,574     27,569,899
Accumulation units purchased and
  transferred from other funding options .    29,222,929     30,062,257      3,416,430        791,426     15,637,315     36,377,050
Accumulation units redeemed and
  transferred to other funding options ...   (30,533,286)   (30,489,359)    (1,050,160)       (18,450)   (19,500,834)   (22,408,375)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    78,677,052     79,987,409      3,139,246        772,976     37,675,055     41,538,574
                                            ============   ============   ============   ============   ============   ============

                                                       PIONEER                  PIONEER MID CAP               PIONEER STRATEGIC
                                                   FUND PORTFOLIO               VALUE PORTFOLIO               INCOME PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....       496,365        202,091             --             --      3,954,168      3,497,135
Accumulation units purchased and
  transferred from other funding options .       415,569        523,553         19,157             --      6,195,791      1,960,791
Accumulation units redeemed and
  transferred to other funding options ...      (248,406)      (229,279)           (79)            --     (2,462,144)    (1,503,758)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........       663,528        496,365         19,078             --      7,687,815      3,954,168
                                            ============   ============   ============   ============   ============   ============

                                                                                      STYLE                        STYLE
                                                                                  FOCUS SERIES:                FOCUS SERIES:
                                                       STRATEGIC                    SMALL CAP                    SMALL CAP
                                                   EQUITY PORTFOLIO             GROWTH PORTFOLIO              VALUE PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    33,065,411     45,418,914             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .     8,966,642      9,811,354         16,436             --          2,036             --
Accumulation units redeemed and
  transferred to other funding options ...   (14,401,705)   (22,164,857)            (1)            --             (2)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    27,630,348     33,065,411         16,435             --          2,034             --
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                                SB ADJUSTABLE
                                                       TRAVELERS                                                 RATE INCOME
                                                     QUALITY BOND                U.S. GOVERNMENT                 PORTFOLIO -
                                                      PORTFOLIO               SECURITIES PORTFOLIO             CLASS I SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    24,069,393     33,135,324     19,114,837             --        430,723          2,001
Accumulation units purchased and
  transferred from other funding options .     8,176,945      9,036,590     37,731,554     27,124,226        902,802        465,024
Accumulation units redeemed and
  transferred to other funding options ...   (10,334,657)   (18,102,521)   (18,552,183)    (8,009,389)      (261,781)       (36,302)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    21,911,681     24,069,393     38,294,208     19,114,837      1,071,744        430,723
                                            ============   ============   ============   ============   ============   ============

                                                                                   SMITH BARNEY
                                                     SMITH BARNEY                 INTERNATIONAL                  SMITH BARNEY
                                                      AGGRESSIVE                     ALL CAP                      LARGE CAP
                                                   GROWTH PORTFOLIO             GROWTH PORTFOLIO               VALUE PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....   179,725,660     48,942,958             --     32,458,265             --     22,060,480
Accumulation units purchased and
  transferred from other funding options .    65,334,218    182,230,603             --      6,933,179             --      4,597,827
Accumulation units redeemed and
  transferred to other funding options ...   (84,396,290)   (51,447,901)            --    (39,391,444)            --    (26,658,307)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........   160,663,588    179,725,660             --             --             --             --
                                            ============   ============   ============   ============   ============   ============

                                                    SMITH BARNEY
                                                       LARGE                       SMITH BARNEY                    SOCIAL
                                                   CAPITALIZATION                 MONEY MARKET                   AWARENESS
                                                  GROWTH PORTFOLIO                  PORTFOLIO                 STOCK PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....    29,093,563     23,765,215    198,664,668    212,891,213      8,785,453             --
Accumulation units purchased and
  transferred from other funding options .    11,877,065     21,107,938    193,595,156    221,151,043      5,575,097     11,195,857
Accumulation units redeemed and
  transferred to other funding options ...   (14,611,685)   (15,779,590)  (200,321,295)  (235,377,588)    (4,360,334)    (2,410,404)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........    26,358,943     29,093,563    191,938,529    198,664,668     10,000,216      8,785,453
                                            ============   ============   ============   ============   ============   ============

                                                                                    EMERGING
                                                 COMSTOCK PORTFOLIO -           GROWTH PORTFOLIO -         ENTERPRISE PORTFOLIO -
                                                   CLASS II SHARES                CLASS II SHARES             CLASS II SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     2,247,650        647,516      5,470,588      5,121,722        750,249      1,813,235
Accumulation units purchased and
  transferred from other funding options .     5,265,316      1,756,755      2,210,533      2,435,137         20,843        480,016
Accumulation units redeemed and
  transferred to other funding options ...    (1,508,706)      (156,621)    (2,555,585)    (2,086,271)      (771,092)    (1,543,002)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     6,004,260      2,247,650      5,125,536      5,470,588             --        750,249
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                     SMITH BARNEY
                                                      SMALL CAP                                                DYNAMIC CAPITAL
                                                        GROWTH                     CONTRAFUND(R)                  APPRECIATION
                                                    OPPORTUNITIES                  PORTFOLIO -                   PORTFOLIO -
                                                      PORTFOLIO                  SERVICE CLASS 2               SERVICE CLASS 2
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005            2004           2005           2004          2005           2004
                                                ----            ----           ----           ----          ----           ----
Accumulation units beginning of year .....     7,029,562      4,129,485     16,214,233      7,448,585      1,157,952        998,904
Accumulation units purchased and
  transferred from other funding options .     5,682,742      6,929,548     16,418,666     11,916,882         46,277        475,408
Accumulation units redeemed and
  transferred to other funding options ...    (4,645,814)    (4,029,471)    (7,513,979)    (3,151,234)    (1,204,229)      (316,360)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation units end of year ...........     8,066,490      7,029,562     25,118,920     16,214,233             --      1,157,952
                                            ============   ============   ============   ============   ============   ============

                                                                MID CAP
                                                             PORTFOLIO -
                                                           SERVICE CLASS 2
                                                    ---------------------------
                                                        2005            2004
                                                        ----            ----
Accumulation units beginning of year ...........     27,044,633      13,127,252
Accumulation units purchased and
  transferred from other funding options .......     24,940,185      21,063,634
Accumulation units redeemed and
  transferred to other funding options .........    (14,361,027)     (7,146,253)
                                                    -----------     -----------
Accumulation units end of year .................     37,623,791      27,044,633
                                                    ===========     ===========

                              INDEPENDENT AUDITORS
                              --------------------

                              DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                              Hartford, Connecticut

QPN (Annual) (12-05) Printed in U.S.A.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-9
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-72
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-73
  Schedule IV -- Consolidated Reinsurance...................  F-75

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004 and for variable interest entities in 2003.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
--------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     Under date of March 28, 2005, we reported on the consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP

KPMG LLP
Hartford, Connecticut
March 28, 2005

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR     PREDECESSOR
                                                              ------------   ------------
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $48,848 and $40,466, respectively).....    $48,162        $ 42,621
  Trading securities, at fair value (cost: $457 and $1,220,
    respectively)...........................................        452           1,346
  Equity securities available-for-sale, at fair value (cost:
    $424 and $332, respectively)............................        421             374
  Mortgage and consumer loans...............................      2,094           2,124
  Policy loans..............................................        881           1,084
  Real estate and real estate joint ventures
    held-for-investment.....................................         96             112
  Other limited partnership interests.......................      1,248           1,259
  Short-term investments....................................      1,486           3,502
  Other invested assets.....................................      1,029           4,095
                                                                -------        --------
    Total investments.......................................     55,869          56,517
Cash and cash equivalents...................................        521             215
Accrued investment income...................................        549             548
Premiums and other receivables..............................      5,299           4,479
Deferred policy acquisition costs and value of business
  acquired..................................................      3,701           2,862
Assets of subsidiaries transferred..........................         --          10,019
Goodwill....................................................        856             196
Current income tax recoverable..............................          1              --
Deferred income tax asset...................................      1,283              --
Other assets................................................        154             265
Separate account assets.....................................     31,238          30,742
                                                                -------        --------
    Total assets............................................    $99,471        $105,843
                                                                =======        ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $18,077        $ 12,682
  Policyholder account balances.............................     32,986          33,755
  Other policyholder funds..................................        287             596
  Liabilities of subsidiaries transferred...................         --           5,745
  Current income tax payable................................         --             305
  Deferred income tax liability.............................         --           1,371
  Payables for collateral under securities loaned and other
    transactions............................................      8,750           2,215
  Other liabilities.........................................      1,477           4,127
  Separate account liabilities..............................     31,238          30,742
                                                                -------        --------
    Total liabilities.......................................     92,815          91,538
                                                                -------        --------
Stockholder's Equity:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized, issued and outstanding........................        100             100
Additional paid-in capital..................................      6,684           5,449
Retained earnings...........................................        241           7,159
Accumulated other comprehensive (loss) income...............       (369)          1,597
                                                                -------        --------
    Total stockholder's equity..............................      6,656          14,305
                                                                -------        --------
    Total liabilities and stockholder's equity..............    $99,471        $105,843
                                                                =======        ========

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
REVENUES
Premiums.....................................       $  222             $  325        $  911   $1,082
Universal life and investment-type product
  policy fees................................          442                406           690      531
Net investment income........................        1,216              1,608         3,012    2,743
Other revenues...............................           57                113           207      143
Net investment gains (losses)................         (188)                26             9       32
                                                    ------             ------        ------   ------
       Total revenues........................        1,749              2,478         4,829    4,531
                                                    ------             ------        ------   ------
EXPENSES
Policyholder benefits and claims.............          523                599         1,411    1,568
Interest credited to policyholder account
  balances...................................          504                698         1,305    1,248
Other expenses...............................          383                440           762      557
                                                    ------             ------        ------   ------
       Total expenses........................        1,410              1,737         3,478    3,373
                                                    ------             ------        ------   ------
Income from continuing operations before
  provision for income taxes.................          339                741         1,351    1,158
Provision for income taxes...................           98                205           361      240
                                                    ------             ------        ------   ------
Income from continuing operations............          241                536           990      918
Income from discontinued operations, net of
  income taxes...............................           --                240           491      440
                                                    ------             ------        ------   ------
Net income...................................       $  241             $  776        $1,481   $1,358
                                                    ======             ======        ======   ======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                ACCUMULATED OTHER
                                                                                           COMPREHENSIVE INCOME (LOSS)
                                                                                           ----------------------------
                                                                                                              FOREIGN
                                                                   ADDITIONAL              NET UNREALIZED    CURRENCY
                                                          COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION
                                                          STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT     TOTAL
                                                          ------   ----------   --------   --------------   -----------   -------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR).................  $100     $ 5,443     $ 5,638       $   454         $   --      $11,635
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (545)                                     (545)
Comprehensive income (loss):
 Net income..............................................                         1,358                                     1,358
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          85                          85
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         817                         817
   Foreign currency translation adjustments..............                                                          4            4
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     906
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   2,264
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)...............   100       5,446       6,451         1,356              4       13,357
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (773)                                     (773)
Comprehensive income (loss):
 Net income..............................................                         1,481                                     1,481
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          98                          98
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         138                         138
   Foreign currency translation adjustments..............                                                          1            1
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     237
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   1,718
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)...............   100       5,449       7,159         1,592              5       14,305
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (675)                                     (675)
Comprehensive income (loss):
 Net income..............................................                           776                                       776
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          57                          57
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         (32)                        (32)
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                      25
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                     801
Restructuring transactions, net (See Notes 10, 11, and
 15).....................................................            (3,095)     (2,966)         (166)                     (6,227)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)...................   100       2,357       4,294         1,451              5        8,207
Effect of push down accounting of MetLife, Inc.'s
 purchase price on The Travelers Insurance Company's net
 assets acquired (See Note 1)............................             4,547      (4,294)       (1,451)            (5)      (1,203)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JULY 1, 2005 (SUCCESSOR)......................   100       6,904          --            --             --        7,004
Revisions of purchase price pushed down to The Travelers
 Insurance Company's net assets acquired (See Note 1)....              (220)                                                 (220)
Comprehensive income (loss):
 Net income..............................................                           241                                       241
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                        (371)                       (371)
   Foreign currency translation adjustments..............                                                          2            2
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                    (369)
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                    (128)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR).................  $100     $ 6,684     $   241       $  (371)        $    2      $ 6,656
                                                           ====     =======     =======       =======         ======      =======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                    PREDECESSOR
                                                         ----------------   --------------------------------------
                                                         SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                         ----------------   ----------------   -------------------
                                                               2005               2005           2004       2003
                                                         ----------------   ----------------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income...........................................      $    241           $    776       $  1,481   $  1,358
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization expenses.............             3                  5              4          4
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................            96                (31)           (57)       (62)
    (Gains) losses from sales of investments, net......           188                (41)           (16)       (37)
    Change in undistributed income of real estate joint
      ventures and other limited partnership
      interests........................................           (19)               (22)           107          1
    Interest credited to other policyholder account
      balances.........................................           504                698          1,305      1,248
    Universal life and investment-type product policy
      fees.............................................          (442)              (448)          (781)      (606)
    Change in accrued investment income................           (55)                54            (39)       (42)
    Change in trading securities.......................           103                209            226       (232)
    Change in premiums and other receivables...........           134                 17             (8)         8
    Change in DAC and VOBA, net........................           (76)              (241)          (540)      (442)
    Change in insurance-related liabilities............           679                140            604        832
    Change in current income taxes payable.............            54                167            340         15
    Change in other assets.............................           494                (87)            73        (66)
    Change in other liabilities........................          (971)               (46)          (613)      (401)
    Other, net.........................................             2                 58             56         14
                                                             --------           --------       --------   --------
NET CASH PROVIDED BY OPERATING ACTIVITIES..............      $    935           $  1,208       $  2,142   $  1,592
                                                             --------           --------       --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................      $ 22,065           $  7,437       $ 14,745   $ 22,016
    Equity securities..................................           221                108            182        150
    Mortgage and consumer loans........................           724                288            707        358
    Real estate and real estate joint ventures.........            65                146            198        195
    Other limited partnership interests................           173                125            332        239
  Purchases of:
    Fixed maturities...................................       (30,165)            (6,902)       (18,872)   (26,563)
    Equity securities..................................            --               (120)          (157)      (144)
    Mortgage and consumer loans........................          (480)              (452)          (944)      (317)
    Real estate and real estate joint ventures.........           (13)               (11)           (28)       (30)
    Other limited partnership interests................          (330)              (136)          (370)      (437)
  Policy loans.........................................             3                204             14         34
  Net change in short-term investments.................           752              1,102           (116)       814
  Net change in other invested assets..................           252               (206)          (152)         7
  Other, net...........................................             3                 --            130         94
                                                             --------           --------       --------   --------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES....      $ (6,730)          $  1,583       $ (4,331)  $ (3,584)
                                                             --------           --------       --------   --------

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                        SUCCESSOR                    PREDECESSOR
                                                     ----------------   --------------------------------------
                                                     SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                       DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                     ----------------   ----------------   -------------------
                                                           2005               2005           2004       2003
                                                     ----------------   ----------------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.......................................      $  7,441           $  3,252       $  9,619   $  8,326
    Withdrawals....................................        (8,971)            (4,177)        (6,649)    (5,396)
  Net change in payables for collateral under
    securities loaned and other transactions.......         7,478               (943)            89       (430)
  Dividends on common stock........................            --               (675)          (773)      (545)
  Restructuring transactions.......................            --               (259)            --         --
  Other, net.......................................           (75)                --             --         --
                                                         --------           --------       --------   --------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES.......................................         5,873             (2,802)         2,286      1,955
                                                         --------           --------       --------   --------
Change in cash and cash equivalents................            78                (11)            97        (37)
Cash and cash equivalents, beginning of period.....           443                246            149        186
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...........      $    521           $    235       $    246   $    149
                                                         ========           ========       ========   ========
Cash and cash equivalents, subsidiaries
  transferred, beginning of period.................      $     --           $     31       $     10   $     18
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, SUBSIDIARIES
  TRANSFERRED, END OF PERIOD.......................      $     --           $     --       $     31   $     10
                                                         ========           ========       ========   ========
Cash and cash equivalents, from continuing
  operations, beginning of period..................      $    443           $    215       $    139   $    168
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, FROM CONTINUING
  OPERATIONS, END OF PERIOD........................      $    521           $    235       $    215   $    139
                                                         ========           ========       ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the period for income
    taxes..........................................      $     90           $    406       $     93   $    309
                                                         ========           ========       ========   ========
  Net cash paid during the period for income taxes,
    subsidiaries transferred.......................      $     --           $     99       $    169   $    147
                                                         ========           ========       ========   ========
  Non-cash transactions during the period:
    Business Dispositions:
      Assets of subsidiaries distributed to parent
         in restructuring transactions.............      $     --           $ 10,472       $     --   $     --
      Liabilities of subsidiaries distributed to
         parent in restructuring transactions......            --              6,014             --         --
                                                         --------           --------       --------   --------
      Net assets of subsidiaries distributed to
         parent in restructuring transactions......            --              4,458       $     --   $     --
      Less: cash disposed..........................            --                 25       $     --   $     --
                                                         --------           --------       --------   --------
      Business dispositions, net of cash
         disposed..................................      $     --           $  4,433       $     --   $     --
                                                         ========           ========       ========   ========
      Inclusion (reversal) of Travelers Property
         Casualty minority interest in joint
         ventures..................................      $     --           $     --       $    (58)  $     63
                                                         ========           ========       ========   ========
      Acquisition of real estate through
         foreclosures of mortgage loans............      $     --           $     --       $     --   $     53
                                                         ========           ========       ========   ========

---------------
See Note 1 for purchase accounting adjustments.
See Note 10, 11, and 15 for non-cash restructuring transactions.

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Insurance Company ("TIC," together with its subsidiaries, including The Travelers Life and Annuity Company ("TLAC"), the "Company") and other affiliated entities, including substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $360 million, net of the related deferred tax assets of $126 million, for a net change of $234 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $28 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $262 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase price attributed to the Company was decreased by $220 million resulting in an increase in goodwill of $42 million.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                        SUCCESSOR
                                                         ---------------------------------------
                                                                   AS OF JULY 1, 2005
                                                         ---------------------------------------
                                                                      (IN MILLIONS)
TOTAL PURCHASE PRICE...................................                            $11,966
  Purchase price attributed to other affiliates........                              5,182
                                                                                   -------
  Purchase price attributed to the Company.............                              6,784
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS..........................................       $ 8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR
  VALUE:...............................................
  Fixed maturities available-for-sale, at fair value...           (26)
  Mortgage loans on real estate........................            72
  Real estate and real estate joint ventures
     held-for-investment...............................            39
  Other limited partnership interests..................            48
  Other invested assets................................           (36)
  Premiums and other receivables.......................         1,001
  Elimination of historical deferred policy acquisition
     costs.............................................        (3,052)
  Value of business acquired...........................         3,490
  Value of distribution agreements and customer
     relationships acquired............................            73
  Net deferred income tax asset........................         1,747
  Elimination of historical goodwill...................          (196)
  Other assets.........................................           (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR
  VALUE:...............................................
  Future policy benefits...............................        (3,752)
  Policyholder account balances........................        (1,869)
  Other liabilities....................................           193
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED..............................................                              5,928
                                                                                   -------
GOODWILL RESULTING FROM THE ACQUISITION................                            $   856
                                                                                   =======

     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, that are expected to benefit from the Acquisition as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
Institutional...............................................          $305
Individual..................................................           159
Corporate & Other...........................................           392
                                                                      ----
  TOTAL.....................................................          $856
                                                                      ====

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                  SUCCESSOR
                                                              ------------------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................       $41,210
Trading securities..........................................           555
Equity securities available-for-sale........................           617
Mortgage loans on real estate...............................         2,363
Policy loans................................................           884
Real estate and real estate joint ventures
  held-for-investment.......................................           126
Other limited partnership interests.........................         1,120
Short-term investments......................................         2,225
Other invested assets.......................................         1,205
                                                                   -------
  Total investments.........................................        50,305
Cash and cash equivalents...................................           443
Accrued investment income...................................           494
Premiums and other receivables..............................         4,688
Value of business acquired..................................         3,490
Goodwill....................................................           856
Other intangible assets.....................................            73
Deferred tax asset..........................................         1,174
Other assets................................................           730
Separate account assets.....................................        30,427
                                                                   -------
  Total assets acquired.....................................        92,680
                                                                   -------
LIABILITIES:
Future policy benefits......................................        17,551
Policyholder account balances...............................        34,251
Other policyholder funds....................................           114
Current income taxes payable................................            36
Other liabilities...........................................         3,517
Separate account liabilities................................        30,427
                                                                   -------
  Total liabilities assumed.................................        85,896
                                                                   -------
  Net assets acquired.......................................       $ 6,784
                                                                   =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired, distribution agreements and customer relationships acquired are as follows:

                                                             SUCCESSOR
                                                           -------------    WEIGHTED AVERAGE
                                                           JULY 1, 2005    AMORTIZATION PERIOD
                                                           -------------   -------------------
                                                           (IN MILLIONS)
Value of business acquired...............................     $3,490            16 years
Value of distribution agreements and customer
  relationships acquired.................................         73            16 years
                                                              ------
  Total value of intangible assets acquired, excluding
     goodwill............................................     $3,563            16 years
                                                              ======

     The estimated future amortization of the value of business acquired, distribution agreements and customer relationships acquired from 2006 to 2010 is as follows:

                                                              (IN MILLIONS)
2006........................................................      $322
2007........................................................      $316
2008........................................................      $300
2009........................................................      $282
2010........................................................      $262

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TIC is a Connecticut corporation incorporated in 1863. As described more fully in Note 1, on July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products. Prior to the Acquisition, TIC was a wholly-owned subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from TIC to CIHC on June 30, 2005 in

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contemplation of the Acquisition. Primerica is reported in discontinued operations for all periods presented. See Note 15.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Minority interest related to consolidated entities included in other liabilities was $180 million and $216 million at December 31, 2005 and 2004, respectively.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) real estate and real estate joint ventures previously reported in other invested assets are now reported in real estate and real estate joint ventures held-for-investment;
(iii) corporate joint ventures that were previously reported in other invested assets are now reported in other limited partnership interests; (iv) positive derivative revaluation previously reported in other assets are now reported in other invested assets; (v) reinsurance recoverables are now reported in premiums and other receivables; (vi) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (vii) policy and contract claim liabilities previously reported in contractholder funds are now reported in other policyholder funds; (viii) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (ix) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (x) trading securities sold and not yet purchased are now reported in other liabilities; and (xi) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawn benefits were reclassified from cash flows from financing activities to cash flows from operating activities. Additionally, the statement of cash flows for the six months ended June 30, 2005 has been restated to include the cash flows of discontinued operations, which were previously excluded from that statement.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, trading securities, mortgage and consumer loans, other limited partnerships and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "--Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage and consumer loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments. In 2004, other invested assets also included the Company's investment in the preferred stock of Citigroup. See Note 10.

     Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Trading Securities

     Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $208 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                  SUCCESSOR
                                                              -----------------
                                                              DECEMBER 31, 2005
                                                              -----------------
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................        $196
Elimination of historical goodwill..........................        (196)
Effect of push down accounting of MetLife's purchase price
  on TIC's net assets acquired (See Note 1).................         856
                                                                    ----
BALANCE, BEGINNING AND END OF PERIOD........................        $856
                                                                    ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2005. Interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Liabilities for unpaid claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.3% to 13% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

     Product Liability Classification Changes Resulting from the Acquisition

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

  Guarantees

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term. Prior to the Acquisition, deferred revenues on life and annuity policies with life contingencies were reported in other liabilities, whereas subsequent to the Acquisition, these amounts are included in other policyholder funds on the accompanying consolidated balance sheet.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include fees and broker-dealer commissions. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $500 million were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet at January 1, 2004 of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of approximately $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN
46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a VIE if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                              SUCCESSOR
                                             --------------------------------------------
                                                          DECEMBER 31, 2005
                                             --------------------------------------------
                                                            GROSS
                                              COST OR    UNREALIZED
                                             AMORTIZED   -----------   ESTIMATED    % OF
                                               COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                             ---------   ----   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities..................   $16,788    $ 45   $393    $16,440      34.1%
Residential mortgage-backed securities.....    11,304      14    121     11,197      23.2
U.S. Treasury/agency securities............     6,153      20     61      6,112      12.7
Foreign corporate securities...............     5,323      30    139      5,214      10.8
Commercial mortgage-backed securities......     4,545      10     75      4,480       9.3
Asset-backed securities....................     3,594       9     14      3,589       7.5
State and political subdivision
  securities...............................       632      --     25        607       1.3
Foreign government securities..............       472      17      2        487       1.0
                                              -------    ----   ----    -------     -----
  Total bonds..............................    48,811     145    830     48,126      99.9
Redeemable preferred stocks................        37       1      2         36       0.1
                                              -------    ----   ----    -------     -----
  Total fixed maturities...................   $48,848    $146   $832    $48,162     100.0%
                                              =======    ====   ====    =======     =====
Non-redeemable preferred stocks............   $   327    $  1   $  5    $   323      76.7%
Common stocks..............................        97       4      3         98      23.3
                                              -------    ----   ----    -------     -----
  Total equity securities..................   $   424    $  5   $  8    $   421     100.0%
                                              =======    ====   ====    =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             PREDECESSOR
                                            ----------------------------------------------
                                                          DECEMBER 31, 2004
                                            ----------------------------------------------
                                                            GROSS
                                             COST OR     UNREALIZED
                                            AMORTIZED   -------------   ESTIMATED    % OF
                                              COST       GAIN    LOSS   FAIR VALUE   TOTAL
                                            ---------   ------   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities.................   $21,956    $1,337   $33     $23,260      54.6%
Residential mortgage-backed securities....     4,636       122     4       4,754      11.2
U.S. Treasury/agency securities...........     1,818        99    --       1,917       4.5
Foreign corporate securities..............     6,855       384    12       7,227      16.9
Commercial mortgage-backed securities.....     2,249       113     3       2,359       5.5
Asset-backed securities...................     1,861        17     3       1,875       4.4
State and political subdivision
  securities..............................       360        41     1         400       0.9
Foreign government securities.............       576        59    --         635       1.5
                                             -------    ------   ---     -------     -----
  Total bonds.............................    40,311     2,172    56      42,427      99.5
Redeemable preferred stocks...............       155        40     1         194       0.5
                                             -------    ------   ---     -------     -----
  Total fixed maturities..................   $40,466    $2,212   $57     $42,621     100.0%
                                             =======    ======   ===     =======     =====
Non-redeemable preferred stocks...........   $   124    $    3   $ 1     $   126      33.7%
Common stocks.............................       208        41     1         248      66.3
                                             -------    ------   ---     -------     -----
  Total equity securities.................   $   332    $   44   $ 2     $   374     100.0%
                                             =======    ======   ===     =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................       $2,753              $3,933
Banking..............................................       $2,193              $2,728
Electric Utilities...................................       $2,042              $2,965
Finance Companies....................................       $1,777              $3,344
Capital Goods(2).....................................       $1,223              $1,652
Real Estate Investment Trust.........................       $1,125              $1,983
Energy...............................................       $  991              $1,557
Basic Industry(3)....................................       $  936              $1,537
Insurance............................................       $  883              $1,769
Food and Beverage....................................       $  772              $  905
Natural Gas Utilities................................       $  737              $  911
Brokerage............................................       $  670              $  726
Industrial Other.....................................       $  650              $  629
Transportation(4)....................................       $  608              $  683

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

(4) Transportation includes airlines, railroad and transportation services.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,080 million and $4,955 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($40) million and $392 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at estimated fair values of $3 million and $47 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($5) million and $18 million at December 31, 2005 and 2004, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $ 1,336     $ 1,330      $ 2,087     $ 2,127
Due after one year through five years.......     9,730       9,623       11,394      11,849
Due after five years through ten years......     8,922       8,734       11,573      12,264
Due after ten years.........................     9,380       9,173        6,511       7,199
                                               -------     -------      -------     -------
  Subtotal..................................    29,368      28,860       31,565      33,439
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    19,443      19,266        8,746       8,988
                                               -------     -------      -------     -------
  Subtotal..................................    48,811      48,126       40,311      42,427
Redeemable preferred stocks.................        37          36          155         194
                                               -------     -------      -------     -------
     Total fixed maturities.................   $48,848     $48,162      $40,466     $42,621
                                               =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $7,224 million and $2,395 million, respectively. Approximately 55% and 54% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $3,973 million and $2,359 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        SUCCESSOR                   PREDECESSOR
                                     ----------------   -----------------------------------
                                     SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                       DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                     ----------------   ----------------   ----------------
                                           2005               2005          2004     2003
                                     ----------------   ----------------   ------   -------
                                                         (IN MILLIONS)
Proceeds...........................      $20,368             $2,971        $6,957   $13,101
Gross investment gains.............      $    41             $  152        $  257   $   449
Gross investment losses............      $  (318)            $  (96)       $ (219)  $  (364)

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005. Gross investment losses exclude writedowns recorded during the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $4 million, $42 million and $109 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                        SUCCESSOR
                                       ---------------------------------------------------------------------------
                                                                    DECEMBER 31, 2005
                                       ---------------------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                         LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                       -----------------------   -----------------------   -----------------------
                                                      GROSS                     GROSS                     GROSS
                                       ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                       FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                                  (DOLLARS IN MILLIONS)
U.S. corporate securities............   $13,605        $393        $  --        $  --       $13,605        $393
Residential mortgage-backed
  securities.........................     8,490         121           --           --         8,490         121
U.S. Treasury/agency securities......     4,148          61           --           --         4,148          61
Foreign corporate securities.........     4,284         139           --           --         4,284         139
Commercial mortgage-backed
  securities.........................     3,654          75           --           --         3,654          75
Asset-backed securities..............     1,741          14           --           --         1,741          14
State and political subdivision
  securities.........................       549          25           --           --           549          25
Foreign government securities........       147           2           --           --           147           2
                                        -------        ----        -----        -----       -------        ----
  Total bonds........................    36,618         830           --           --        36,618         830
Redeemable preferred stocks..........        28           2           --           --            28           2
                                        -------        ----        -----        -----       -------        ----
  Total fixed maturities.............   $36,646        $832        $  --        $  --       $36,646        $832
                                        =======        ====        =====        =====       =======        ====
Equity securities....................   $   214        $  8        $  --        $  --       $   214        $  8
                                        =======        ====        =====        =====       =======        ====
Total number of securities in an
  unrealized loss position...........     4,711                       --                      4,711
                                        =======                    =====                    =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                        ---------------------------------------------------------------------------
                                                                     DECEMBER 31, 2004
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                       GROSS                     GROSS                     GROSS
                                        ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities.............    $2,943        $26          $192         $ 7         $3,135        $33
Residential mortgage-backed
  securities..........................       551          3            53           1            604          4
U.S. Treasury/agency securities.......        60         --            --          --             60         --
Foreign corporate securities..........       944          8           178           4          1,122         12
Commercial mortgage-backed
  securities..........................       250          3             7          --            257          3
Asset-backed securities...............       294          2            45           1            339          3
State and political subdivision
  securities..........................         4         --            11           1             15          1
Foreign government securities.........        19         --            --          --             19         --
                                          ------        ---          ----         ---         ------        ---
  Total bonds.........................     5,065         42           486          14          5,551         56
Redeemable preferred stocks...........        13         --             7           1             20          1
                                          ------        ---          ----         ---         ------        ---
  Total fixed maturities..............    $5,078        $42          $493         $15         $5,571        $57
                                          ======        ===          ====         ===         ======        ===
Equity securities.....................    $   31        $ 2          $  9         $--         $   40        $ 2
                                          ======        ===          ====         ===         ======        ===
Total number of securities in an
  unrealized loss position............       681                       89                        770
                                          ======                     ====                     ======

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                              SUCCESSOR
                       ---------------------------------------------------------------------------------------
                                                          DECEMBER 31, 2005
                       ---------------------------------------------------------------------------------------
                         COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES        NUMBER OF SECURITIES
                       ---------------------------   ---------------------------   ---------------------------
                       LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                       -------------   -----------   -------------   -----------   -------------   -----------
                                                        (DOLLARS IN MILLIONS)
Less than six
  months.............     $37,631          $69           $814            $26           4,663           48
                          -------          ---           ----            ---           -----           --
  Total..............     $37,631          $69           $814            $26           4,663           48
                          =======          ===           ====            ===           =====           ==

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                                          ------------------------------------------------------------
                                                               DECEMBER 31, 2004
                                          ------------------------------------------------------------
                                               COST OR               GROSS                NUMBER
                                            AMORTIZED COST     UNREALIZED LOSSES      OF SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                             (DOLLARS IN MILLIONS)
Less than six months....................   $4,115      $  1       $29      $  --       499         5
Six months or greater but less than nine
  months................................      890        --        13         --       155        --
Nine months or greater but less than
  twelve months.........................      147        --         3         --        27        --
Twelve months or greater................      517        --        14         --        84        --
                                           ------      ----       ---      -----       ---        --
  Total.................................   $5,669      $  1       $59      $  --       765         5
                                           ======      ====       ===      =====       ===        ==

     As of December 31, 2005, $814 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $59 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $26 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 38% of the cost or amortized cost of such securities. Of such unrealized losses, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8,478 million and $2,106 million and an estimated fair value of $8,372 million and $1,918 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8,622 million and $1,986 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

income and investment expenses, respectively. Security collateral of $174 million and $341 million at December 31, 2005 and December 31, 2004, respectively, was on deposit from customers in connection with the securities lending transactions. Security collateral may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $21 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005. Company securities held in trust to satisfy collateral requirements, consisting primarily of fixed maturity securities, had an amortized cost of $15 million at December 31, 2004.

  MORTGAGE AND CONSUMER LOANS

     At December 31, 2005 and 2004, the Company's mortgage and consumer loans consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage and consumer loans.................       $2,081              $2,070
Underperforming mortgage and consumer loans.........           13                  54
                                                           ------              ------
  Total mortgage and consumer loans.................       $2,094              $2,124
                                                           ======              ======

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 37%, 12%, and 5% of the properties were located in California, New York, and New Jersey, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities..........................       $1,169             $1,173        $2,336     $2,330
Equity securities.........................            3                 22             9        (21)
Mortgage and consumer loans...............           85                 82           184        158
Real estate and real estate joint
  ventures................................            2                 19            29         20
Policy loans..............................           23                 29            70         76
Other limited partnership interests.......           33                217           262         32
Cash, cash equivalents and short-term
  investments.............................           61                 24            31         49
Preferred stock of Citigroup..............           --                 73           182        182
Other.....................................           (6)                 3             1         34
                                                 ------             ------        ------     ------
  Total...................................        1,370              1,642         3,104      2,860
Less: Investment expenses.................          154                 34            92        117
                                                 ------             ------        ------     ------
  Net investment income...................       $1,216             $1,608        $3,012     $2,743
                                                 ======             ======        ======     ======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities(1).......................       $ (278)            $   17        $  (21)    $  (33)
Equity securities.........................            1                 35            17          9
Mortgage and consumer loans...............           (8)                 1             1        (14)
Real estate and real estate joint
  ventures................................            7                  7             1          6
Other limited partnership interests.......           (1)                 2             1         44
Sales of businesses.......................            2                 --            --         --
Derivatives...............................          (11)              (402)          122        507
Other.....................................          100                366          (112)      (487)
                                                 ------             ------        ------     ------
  Net investment gains (losses)...........       $ (188)            $   26        $    9     $   32
                                                 ======             ======        ======     ======

---------------
(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities.............................       $(686)             $2,124        $2,155   $1,966
Equity securities............................          (3)                 21            42       33
Derivatives..................................           1                  83            (6)    (159)
Other........................................         (18)                  4             1       16
Discontinued operations......................          --                  --           256      225
                                                    -----              ------        ------   ------
  Total......................................        (706)              2,232         2,448    2,081
Amounts allocated from DAC and VOBA..........         135                  --            --       --
Deferred income taxes........................         200                (781)         (856)    (725)
                                                    -----              ------        ------   ------
     Net unrealized investment gains
       (losses)..............................       $(371)             $1,451        $1,592   $1,356
                                                    =====              ======        ======   ======

     The changes in net unrealized investment gains (losses) were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD..............      $ 1,451             $1,592        $1,356   $  454
Effect of purchase accounting push down (See
  Note 1)....................................       (1,451)                --            --       --
                                                   -------             ------        ------   ------
BALANCE, BEGINNING OF PERIOD.................           --              1,592         1,356      454
Unrealized investment gains (losses) during
  the period.................................         (706)                43           367    1,368
Unrealized investment gains (losses) relating
  to:
  DAC and VOBA...............................          135                 --            --       --
  Deferred income taxes......................          200                (18)         (131)    (466)
Restructuring transaction....................           --               (166)           --       --
                                                   -------             ------        ------   ------
BALANCE, END OF PERIOD.......................      $  (371)            $1,451        $1,592   $1,356
                                                   =======             ======        ======   ======
Net change in unrealized investment gains
  (losses)...................................      $  (371)            $ (141)       $  236   $  902
                                                   =======             ======        ======   ======

  TRADING SECURITIES

     Net investment income for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003 includes $6 million, ($35) million, $44 million and $190 million, respectively, of gains (losses) on securities classified as trading. Of these amounts, ($3) million, $20 million, $78 million and $92 million relate to net gains (losses) recognized on trading securities sold during the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003,

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

respectively. The remaining $9 million, ($55) million, ($34) million and $98 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively, relate to changes in fair value on trading securities held at December 31, 2005, June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

  VARIABLE INTEREST ENTITIES

     As of December 31, 2004, a collateralized debt obligation and a real estate joint venture were consolidated as VIEs. The collateralized debt obligation was sold subsequent to June 30, 2005. The real estate joint venture experienced a reconsideration event that changed the Company's status so that it is no longer the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS (1)    LOSS (2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Asset-backed securitizations................................    $1,281        $ 69
Real estate joint ventures(3)...............................        97          18
Other limited partnerships(4)...............................     4,055         285
Other investments(5)........................................       200          15
                                                                ------        ----
  Total.....................................................    $5,633        $387
                                                                ======        ====

---------------

(1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

(4) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

(5) Other investments include securities that are not asset-backed securitizations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                           SUCCESSOR                        PREDECESSOR
                                -------------------------------   -------------------------------
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                -------------------------------   -------------------------------
                                            CURRENT MARKET OR                 CURRENT MARKET OR
                                                FAIR VALUE                        FAIR VALUE
                                NOTIONAL   --------------------   NOTIONAL   --------------------
                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                --------   ------   -----------   --------   ------   -----------
                                                          (IN MILLIONS)
Interest rate swaps...........  $ 6,540     $356       $ 49       $ 5,702    $   59      $109
Interest rate caps............    2,020       16         --           118         3        --
Financial futures.............       81        2          1         1,339        --        --
Foreign currency swaps........    3,084      429         72         3,219       850        45
Foreign currency forwards.....      488       18          2           431        --         8
Options.......................       --      165          3            --       189        --
Financial forwards............       --       --          2            --         2         2
Credit default swaps..........      957        2          2           415         4         3
                                -------     ----       ----       -------    ------      ----
  Total.......................  $13,170     $988       $131       $11,224    $1,107      $167
                                =======     ====       ====       =======    ======      ====

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 587 and 217 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 73,500 and 115,400 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,420,650 and 1,144,700 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                             SUCCESSOR
                              ------------------------------------------------------------------------
                                                           REMAINING LIFE
                              ------------------------------------------------------------------------
                                         AFTER ONE YEAR   AFTER FIVE YEARS
                              ONE YEAR      THROUGH           THROUGH
                              OR LESS      FIVE YEARS        TEN YEARS       AFTER TEN YEARS    TOTAL
                              --------   --------------   ----------------   ---------------   -------
                                                           (IN MILLIONS)
Interest rate swaps.........   $  942        $2,929            $2,519             $150         $ 6,540
Interest rate caps..........    2,000            20                --               --           2,020
Financial futures...........       81            --                --               --              81
Foreign currency swaps......      535           869             1,616               64           3,084
Foreign currency forwards...      488            --                --               --             488
Credit default swaps........       95           836                26               --             957
                               ------        ------            ------             ----         -------
  Total.....................   $4,141        $4,654            $4,161             $214         $13,170
                               ======        ======            ======             ====         =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        SUCCESSOR                            PREDECESSOR
                           -----------------------------------   -----------------------------------
                                    DECEMBER 31, 2005                     DECEMBER 31, 2004
                           -----------------------------------   -----------------------------------
                                             FAIR VALUE                            FAIR VALUE
                           NOTIONAL   ------------------------   NOTIONAL   ------------------------
                            AMOUNT      ASSETS     LIABILITIES    AMOUNT      ASSETS     LIABILITIES
                           --------   ----------   -----------   --------   ----------   -----------
                                                         (IN MILLIONS)
Fair value...............  $    66       $ --         $ --       $ 1,506      $   --        $ 14
Cash flow................      430          2           --         7,560         897         142
Foreign operations.......       --         --           --            25          --          --
Non-qualifying...........   12,674        986          131         2,133         210          11
                           -------       ----         ----       -------      ------        ----
     Total...............  $13,170       $988         $131       $11,224      $1,107        $167
                           =======       ====         ====       =======      ======        ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                               SUCCESSOR                 PREDECESSOR
                                            ----------------   --------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                              DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                            ----------------   ----------------   -------------
                                                  2005               2005         2004    2003
                                            ----------------   ----------------   -----   -----
                                                               (IN MILLIONS)
Changes in the fair value of
  derivatives.............................        $--                $(16)        $(21)   $  1
Changes in the fair value of the items
  hedged..................................         --                   5          (12)    (24)
                                                  ---                ----         ----    ----
Net ineffectiveness of fair value hedging
  activities..............................        $--                $(11)        $(33)   $(23)
                                                  ===                ====         ====    ====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($8) million, ($29) million and ($23) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; and (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued.

     For the six months ended December 31, 2005, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. For the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized net investment gains (losses) of ($5) million, $6 million and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                   SUCCESSOR                 PREDECESSOR
                                                ----------------   --------------------------------
                                                SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                  DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                ----------------   ----------------   -------------
                                                      2005               2005         2004    2003
                                                ----------------   ----------------   -----   -----
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD...............        $ 83               $(6)         $(159)  $(286)
Effect of purchase accounting push down (See
  Note 1).....................................         (83)               --             --      --
                                                      ----               ---          -----   -----
BALANCE, BEGINNING OF PERIOD..................           -                (6)          (159)   (286)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges............................           1                85            140     112
Amounts reclassified to net investment
  income......................................          --                 4             13      15
                                                      ----               ---          -----   -----
BALANCE, END OF THE PERIOD....................        $  1               $83          $  (6)  $(159)
                                                      ====               ===          =====   =====

     At December 31, 2005, approximately ($5) million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the six months ended December 31, 2005 did not include any gains (losses) related to foreign currency contracts used to hedge its net investments in foreign operations. The Company's consolidated statements of stockholder's equity for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, included gains (losses) of $3 million, $1 million and ($6) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income ("AOCI") are reclassified to the consolidated statements of income, while a pro rata portion is reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) RSATs to synthetically create investments; and (vi) basis swaps to better match the cash flows from assets and related liabilities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($1) million, ($10) million, ($33) million and ($96) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $40 million and $181 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended December 31, 2004 were gains (losses) of $39 million, ($3) million and $30 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $128 million and $229 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $427 million and $584 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                               DAC      VOBA      TOTAL
                                                              ------   -------   -------
                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)....................  $2,044   $   115   $ 2,159
  Capitalization............................................     583        --       583
  Less: amortization........................................     266        14       280
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)..................   2,361       101     2,462
  Capitalization............................................     810        --       810
  Less: amortization........................................     399        11       410
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................   2,772        90     2,862
  Capitalization............................................     426        --       426
  Less: amortization........................................     230         6       236
                                                              ------   -------   -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)......................   2,968        84     3,052
Effect of purchase accounting push down (See Note 1)........  (2,968)    3,406       438
                                                              ------   -------   -------
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................      --     3,490     3,490
                                                              ------   -------   -------
  Capitalization............................................     262        --       262
                                                              ------   -------   -------
  Less: amortization related to:
     Net investment gains (losses)..........................      (4)      (25)      (29)
     Unrealized investment gains (losses)...................     (32)     (103)     (135)
     Other expenses.........................................      17       198       215
                                                              ------   -------   -------
       Total amortization...................................     (19)       70        51
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................  $  281   $ 3,420   $ 3,701
                                                              ======   =======   =======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $320 million in 2006, $313 million in 2007, $296 million in 2008, $278 million in 2009 and $257 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Changes in value of distribution agreements ("VODA") and value of customer relationships acquired ("VOCRA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................       $--
Effect of purchase accounting push down (See Note 1)........        73
Amortization................................................        --
                                                                   ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................        73
Capitalization..............................................        --
Amortization................................................        (1)
                                                                   ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................       $72
                                                                   ===

     The estimated future amortization expense for the next five years of the value of distribution agreements and customer relationships acquired is $2 million in 2006, $3 million in 2007, $4 million in 2008, $4 million in 2009 and $5 million in 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 81               $50              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (81)               --               --
                                                ----               ---              ---
Balance, beginning of period............          --                50               --
Capitalization..........................          23                33               51
Amortization............................          --                (2)              (1)
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $ 23               $81              $50
                                                ====               ===              ===

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
BALANCE, BEGINNING OF PERIOD...........       $ 511               $489         $434    $368
     Less: reinsurance recoverables....        (367)              (347)        (294)   (240)
                                              -----               ----         ----    ----
  Net balance at beginning of period...         144                142          140     128
                                              -----               ----         ----    ----
  Effect of purchase accounting
     pushdown..........................          (7)                --           --      --
  Incurred related to:
     Current period....................          19                 17           22      32
     Prior period......................          (3)                (3)           4       5
                                              -----               ----         ----    ----
       Total incurred..................          16                 14           26      37
                                              -----               ----         ----    ----
  Paid related to:
     Current period....................          (1)                (1)          (1)     (1)
     Prior period......................         (13)               (11)         (23)    (24)
                                              -----               ----         ----    ----
       Total paid......................         (14)               (12)         (24)    (25)
                                              -----               ----         ----    ----
  Net balance at end of period.........         139                144          142     140
     Add: reinsurance recoverables.....         373                367          347     294
                                              -----               ----         ----    ----
BALANCE, END OF PERIOD.................       $ 512               $511         $489    $434
                                              =====               ====         ====    ====

     Claims and claim adjustment expenses associated with prior periods decreased by $3 million for both the six months ended December 31, 2005 and the six months ended June 30, 2005. Claims and claim adjustment expenses associated with prior periods increased by $4 million and $5 million for the years ended December 31, 2004 and 2003, respectively. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                                     SUCCESSOR                       PREDECESSOR
                                           ------------------------------   ------------------------------
                                                 DECEMBER 31, 2005                DECEMBER 31, 2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                (DOLLARS IN MILLIONS)
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value (general and separate
     account)............................     $ 32,772           N/A           $ 30,833           N/A
  Net amount at risk.....................     $    852(1)        N/A(2)        $  1,255(1)        N/A(2)
  Average attained age of
     contractholders.....................     60 years           N/A           59 years           N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                      SUCCESSOR                    PREDECESSOR
                                              -------------------------     -------------------------
                                                  DECEMBER 31, 2005             DECEMBER 31, 2004
                                              -------------------------     -------------------------
                                              SECONDARY       PAID UP       SECONDARY       PAID UP
                                              GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                              ----------     ----------     ----------     ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate
  account)..................................   $  1,944         N/A          $  1,239         N/A
Net amount at risk..........................   $ 25,795(1)      N/A(1)       $ 15,182(1)      N/A(1)
Average attained age of policyholders.......   57 years         N/A          57 years         N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $3 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $6 million, $5 million and $2 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
Mutual Fund Groupings                                             (IN MILLIONS)
Equity..............................................       $19,969             $17,611
Bond................................................         2,434               2,183
Balanced............................................         2,899               3,250
Money Market........................................           654                 681
Specialty...........................................           621                 649
                                                           -------             -------
  TOTAL.............................................       $26,577             $24,374
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $30,295 million and $28,703 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million and $2,039 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.5% and 4% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $232 million, $203 million, $375 million and $300 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program, and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $78 billion and $74 billion at December 31, 2005 and 2004, respectively. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. Total variable annuity account balances with GMDB riders were $32.8 billion, of which $12.0 billion, or 36%, was reinsured, and $26.7 billion, of which $12.0 billion, or 45%, was reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When the benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totaled $0.9 billion, of which $0.8 billion, or 89%, is reinsured and $1.3 billion, of which $1.1 billion, or 85%, is reinsured at December 31, 2005 and 2004, respectively.

     TIC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers.

     Effective July 1, 2000, the Company reinsured 90% of its individual long-term care insurance business with General Electric Capital Assurance Company ("GECAC") and its subsidiary in the form of indemnity reinsurance agreements. Written premiums ceded per these agreements were $122 million and $111 million for the six months ended December 31, 2005 and June 30, 2005, respectively. Earned premiums ceded were $119 million and $112 million for the six months ended December 31, and June 30, 2005, respectively. Total written premiums ceded were $224 million and $227 million for the years ending December 31, 2004 and 2003, respectively.

     In accordance with the terms of the reinsurance agreement, GECAC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, TIC entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from TIC to CIHC. Under the terms of this agreement, any gains or losses remaining after the terms of the indemnity reinsurance agreement are satisfied, are reimbursable from CIHC for losses, or payable to CIHC for gains. TIC does however retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed by TIC as a pure captive insurer in order to permit TIC and TLAC to cede 100% of its risk associated with the secondary death benefit guarantee rider on certain universal life contracts. TIC dividended TLARC's stock to CIHC in late 2004. As part of the Acquisition, TLARC became a direct subsidiary of MetLife. See Notes 11 and 16.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                          SUCCESSOR                  PREDECESSOR
                                      -----------------   ----------------------------------
                                      SIX MONTHS ENDED    SIX MONTHS ENDED     YEARS ENDED
                                        DECEMBER 31,          JUNE 30,        DECEMBER 31,
                                      -----------------   ----------------   ---------------
                                            2005                2005          2004     2003
                                      -----------------   ----------------   ------   ------
                                                          (IN MILLIONS)
Direct premiums earned..............        $ 381              $ 466         $1,191   $1,376
Reinsurance ceded...................         (159)              (141)          (280)    (294)
                                            -----              -----         ------   ------
Net premiums earned.................        $ 222              $ 325         $  911   $1,082
                                            =====              =====         ======   ======
Reinsurance recoverables netted
  against policyholder benefits.....        $ 521              $ 264         $  475   $  416
                                            =====              =====         ======   ======

     Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $4,283 million and $3,884 million at December 31, 2005 and 2004, respectively, including $2,772 million and $1,904 million at December 31, 2005 and 2004, respectively, relating to runoff of long-term care business and $1,356 million and $1,489 million at December 31, 2005 and 2004, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance premiums and ceded commissions payable included in other liabilities were $49 million and $48 million at December 31, 2005 and 2004, respectively.

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $58                $197         $368    $179
  Foreign..............................         --                   1            1       3
                                               ---                ----         ----    ----
                                                58                 198          369     182
                                               ---                ----         ----    ----
Deferred:
  Federal..............................         40                   7           (8)     58
                                               ---                ----         ----    ----
Provision for income taxes.............        $98                $205         $361    $240
                                               ===                ====         ====    ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $119               $259         $473    $405
Tax effect of:
  Tax exempt investment income.........         (20)               (46)         (86)    (84)
  Tax reserve release..................          --                 --          (23)    (79)
  Other, net...........................          (1)                (8)          (3)     (2)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 98               $205         $361    $240
                                               ====               ====         ====    ====

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................       $2,141              $   756
  Operating lease reserves..........................           13                   47
  Employee benefits.................................            3                  169
  Net unrealized investment losses..................          200                   --
  Capital loss carryforwards........................           92                   --
  Other.............................................           20                  114
                                                           ------              -------
  Total.............................................        2,469                1,086
                                                           ------              -------
Deferred income tax liabilities:
  DAC and VOBA......................................       (1,174)                (785)
  Net unrealized investment gains...................           --                 (763)
  Investments, net..................................          (12)                (832)
  Other.............................................           --                  (77)
                                                           ------              -------
  Total.............................................       (1,186)              (2,457)
                                                           ------              -------
Net deferred income tax asset (liability)...........       $1,283              $(1,371)
                                                           ======              =======

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax asset will be realized.

     Capital loss carryforwards amount to $263 million at December 31, 2005 and will expire in 2010.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its subsidiary, TLAC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company and its subsidiaries filed a consolidated federal income tax return with Citigroup and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement"). Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TIC had $305 million payable to Citigroup at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $932 million. If the entire policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of approximately $326 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. TLAC and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of TIC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and the NASD are also reviewing this matter. Tower Square intends to fully cooperate with the SEC, the NASD and the Connecticut Department of Banking. In the context of the above, two arbitration matters were commenced in 2005 against Tower Square. In one of the matters, defendants include other unaffiliated broker-dealers with whom the registered representative was formerly registered. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to defend itself vigorously in all such cases.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies, in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $16 million, and a related asset for premium tax offsets of $9 million, at December 31, 2005, for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space. Future sublease income is projected to be insignificant. Future minimum gross rental payments are as follows:

                                                                   GROSS
                                                              RENTAL PAYMENTS
                                                              ---------------
                                                               (IN MILLIONS)
2006........................................................        $17
2007........................................................        $17
2008........................................................        $16
2009........................................................        $10
2010........................................................        $ 8
Thereafter..................................................        $ 8

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $715 million and $389 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $339 million and $213 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  OTHER COMMITMENTS

     TIC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's balance sheets. TIC has also entered into several funding agreements with the FHLB of Boston whereby TIC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on TIC's residential mortgages and mortgage-backed securities to collateralize TIC's obligations under the funding agreements. TIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien, provide that upon any event of default by TIC, the FHLB of Boston's recovery is limited to the amount of TIC's liability under the outstanding funding agreements. The amount of the Company's liability for funding agreements with the FHLB of Boston as of December 31, 2005 is $1.1 billion, which is included in policyholder account balances.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII") (formerly Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in-force under this guarantee at December 31, 2005 is $447 million. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $149 million at December 31, 2005. The credit default swaps expire at various times during the next three years.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was $14 million, $28 million and $28 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  RESTRUCTURING TRANSACTIONS

     As described in Note 1, on July 1, 2005, MetLife acquired the Company from Citigroup. Prior to the Acquisition, certain restructuring transactions were required pursuant to the Acquisition Agreement. All restructuring transactions have been recorded at their historical basis. The following transfers to CIHC occurred on June 30, 2005:

          1. All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet LLC;

          2. All TIC's shares of Citigroup Series YYY and YY preferred stock, and all dividends with respect thereto;

          3. All TIC's shares of American Financial Life Insurance Company stock;

          4. All TIC's shares of Primerica stock (See Note 14);

          5. All TIC's obligations in the amount of $105 million, the related deferred income tax assets of $37 million and cash in the amount of $68 million associated with the Connecticut River Plaza lease;

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          6. All owned intellectual property and all trademarks used in connection with products offered only by or through the Company. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and any trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

          7. All TIC's net obligations in the amount of $443 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $191 million in cash, and other assets, including a deferred income tax asset, totaling $252 million;

          8. All TIC's obligations and rights related to future gains and losses under all policies providing long-term care benefits;

          9. All tax liabilities for potential audit liabilities for federal and state income taxes and other taxes of approximately $78 million with respect to pre-Acquisition tax periods as the Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the closing date.

     The Connecticut Insurance Department (the "Department") approved the special dividend of all TIC's ownership interests and obligations as included in items 1 through 6, 8 and 9 as set forth above. Restructuring transaction item 7, as set forth above, was accounted for as an asset/liability transfer, and did not require approval from the Department. The consolidated financial statements of the Company include the results of operations related to the aforementioned restructuring transactions through the date of distribution, other than Primerica which has been reported as discontinued operations.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TIC and TLAC are each permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of
(i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TIC and TLAC will each be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. TIC paid cash dividends to its former parent, CIHC, of $675 million in 2005, $773 million in 2004 and $545 million in 2003. A portion of the cash dividend paid in 2005 was considered an extraordinary dividend and was approved by the Department. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TIC and TLAC through June 30, 2007 require prior approval of the Commissioner. TIC and TLAC have not paid any dividends since the Acquisition Date.

     On December 15, 2004, the Company dividended all of the issued and outstanding shares of TLARC to CIHC. TLARC was valued at $250,000 and was considered to be an ordinary dividend. At Acquisition, TLARC was sold by Citigroup to MetLife.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 1, in connection with the Acquisition Agreement, several restructuring transactions requiring regulatory approval were completed prior to the sale. TIC received regulatory approval from the Commissioner to complete the restructuring transactions via dividend, and to pay its dividends.

     In connection with the restructuring transactions as discussed in Note 10, the Company's additional paid-in capital ("APIC"), retained earnings and accumulated other comprehensive income were impacted as follows:

                                                                   PREDECESSOR
                                                            --------------------------
                                                                  JUNE 30, 2005
                                                            --------------------------
                                                                      RETAINED
                                                             APIC     EARNINGS   AOCI
                                                            -------   --------   -----
                                                                  (IN MILLIONS)
RESTRUCTURING TRANSACTIONS
Keeper Holdings LLC.......................................  $    (8)  $   (26)   $  --
Citigroup Series YYY preferred stock......................   (2,225)       --       --
Citigroup Series YY preferred stock.......................     (596)       --       --
Stock of American Financial Life Insurance Company........     (218)      210       --
Stock of Primerica Life Insurance Company.................   (1,100)   (3,150)    (166)
Deferred tax liabilities YYY and YY preferred stock.......      974        --       --
Tax Liabilities...........................................       78        --       --
                                                            -------   -------    -----
  Total impact............................................  $(3,095)  $(2,966)   $(166)
                                                            =======   =======    =====

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TIC and TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TIC and TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant assets not admitted by TIC and TLAC are net deferred tax assets resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of TIC, a Connecticut domiciled insurer, was $1,080 million, $975 million and $935 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $4,081 million and $7,886 million at December 31, 2005 and 2004, respectively.

     Statutory net income (loss) of TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                 SUCCESSOR                  PREDECESSOR
                                              ----------------   ---------------------------------
                                              SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                              ----------------   ----------------   --------------
                                                    2005               2005         2004     2003
                                              ----------------   ----------------   -----   ------
                                                                 (IN MILLIONS)
Holding (losses) gains on investments
  arising during the period.................      $  (517)            $ 125         $ 418   $1,412
Income tax effect of holding gains
  (losses)..................................          181               (47)         (149)    (482)
                                                  -------             -----         -----   ------
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current period income...............         (270)              (53)           (2)      18
  Amortization of premiums and accretion of
     discounts associated with
     investments............................           81               (29)          (49)     (62)
  Income tax effect of reclassification
     adjustments............................           66                29            18       16
                                                  -------             -----         -----   ------
       Total reclassification adjustments...         (123)              (53)          (33)     (28)
Allocation of holding losses on investments
  relating to other policyholder amounts....          135                --            --       --
Income tax effect of allocation of holding
  loss......................................          (47)               --            --       --
Unrealized investment gains (losses) of
  subsidiary at date of restructuring.......           --              (166)           --       --
                                                  -------             -----         -----   ------
Net unrealized investment gains (losses)....         (371)             (141)          236      902
Foreign currency translation adjustments
  arising during the period.................            2                --             1        4
Effect of transfer of Primerica ............           --               166            --       --
                                                  -------             -----         -----   ------
       Other comprehensive income
          (losses)..........................      $  (369)            $  25         $ 237   $  906
                                                  =======             =====         =====   ======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  86              $  72         $ 143   $ 121
Commissions..........................         236                309           606     465
Amortization of DAC and VOBA.........         186                236           410     280
Capitalization of DAC................        (262)              (426)         (810)   (583)
Rent, net of sublease income.........           7                  3            12      11
Minority interest....................           1                 --            --      --
Other................................         129                246           401     263
                                            -----              -----         -----   -----
  Total other expenses...............       $ 383              $ 440         $ 762   $ 557
                                            =====              =====         =====   =====

13.  BUSINESS SEGMENT INFORMATION

     Historically, the Company was organized into two operating segments, Travelers Life and Annuity ("TL&A") and Primerica. On June 30, 2005, in anticipation of the Acquisition, all of the Company's interests in Primerica were distributed via dividend to CIHC. See Notes 10 and 14. As a result, at June 30, 2005, the operations of Primerica were reclassified into discontinued operations and the segment was eliminated, leaving a single operating segment, TL&A.

     On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Institutional and Individual, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. The Institutional segment includes group life insurance and retirement & savings products and services. The Individual segment includes a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments and run-off businesses, as well as expenses associated with certain legal proceedings. Corporate & Other also includes the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates capital to each segment based upon an internal capital allocation system used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and adjustments related to net investment gains (losses), net of income taxes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003. Segment results for periods prior to the Acquisition Date have been restated to reflect segment results in conformity with MetLife's segment presentation. The revised presentation conforms to the manner in which the Company manages and assesses its business. While the prior period presentations have been prepared using the classification of products in conformity with MetLife's segment presentation, they do not reflect the segment results using MetLife's method of capital allocation which allocates capital to each segment based upon an internal capital allocation system as described in the preceding paragraph. In periods prior to the Acquisition Date, earnings on capital were allocated to segments based upon a statutory risk based capital allocation method which resulted in less capital being allocated to the segments and more being retained at Corporate & Other. As it was impracticable to retroactively reflect the impact of applying MetLife's economic capital model on periods prior to the Acquisition Date, they were not restated for this change.

                                                                        SUCCESSOR
                                                    --------------------------------------------------
AS OF OR FOR THE SIX MONTHS ENDED                                                CORPORATE &
DECEMBER 31, 2005                                   INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------------                   -------------   ----------   -----------   -------
                                                                      (IN MILLIONS)
Premiums..........................................     $   116       $    93       $    13     $   222
Universal life and investment-type product policy
  fees............................................          17           425            --         442
Net investment income.............................         711           381           124       1,216
Other revenues....................................          10            45             2          57
Net investment gains (losses).....................         (87)          (99)           (2)       (188)
Policyholder benefits and claims..................         324           177            22         523
Interest credited to policyholder account
  balances........................................         303           201            --         504
Other expenses....................................          30           367           (14)        383
Income from continuing operations before provision
  for income taxes................................         111            99           129         339
Net income........................................          73            86            82         241
Total assets......................................      36,751        52,048        10,672      99,471
DAC and VOBA......................................         161         3,540            --       3,701
Goodwill..........................................         305           159           392         856
Separate account assets...........................       3,177        28,061            --      31,238
Policyholder liabilities..........................      28,340        18,705         4,305      51,350
Separate account liabilities......................       3,177        28,061            --      31,238

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     --------------------------------------------------
FOR THE SIX MONTHS ENDED                                                          CORPORATE &
JUNE 30, 2005                                        INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------                             -------------   ----------   -----------   -------
                                                                       (IN MILLIONS)
Premiums...........................................     $   206       $   102       $   17      $   325
Universal life and investment-type product policy
  fees.............................................          33           373           --          406
Net investment income..............................         778           547          283        1,608
Other revenues.....................................          (1)           66           48          113
Net investment gains (losses)......................         (10)           (3)          39           26
Policyholder benefits and claims...................         448           131           20          599
Interest credited to policyholder account
  balances.........................................         380           318           --          698
Other expenses.....................................          20           392           28          440
Income from continuing operations before provision
  for income taxes.................................         158           244          339          741
Income from discontinued operations, net of income
  taxes............................................          --            --          240          240
Net income.........................................         103           173          500          776

                                                                       PREDECESSOR
                                                   ---------------------------------------------------
AS OF OR FOR THE YEAR ENDED                                                     CORPORATE &
DECEMBER 31, 2004                                  INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------                        -------------   ----------   -----------   --------
                                                                      (IN MILLIONS)
Premiums.........................................     $   719       $   158       $    34     $    911
Universal life and investment-type product policy
  fees...........................................          73           617            --          690
Net investment income............................       1,443         1,027           542        3,012
Other revenues...................................           5           118            84          207
Net investment gains (losses)....................         (19)           24             4            9
Policyholder benefits and claims.................       1,190           182            39        1,411
Interest credited to policyholder account
  balances.......................................         688           617            --        1,305
Other expenses...................................          40           656            66          762
Income from continuing operations before
  provision for income taxes.....................         303           489           559        1,351
Income from discontinued operations, net of
  income taxes...................................          --            --           491          491
Net income.......................................         197           370           914        1,481
Total assets.....................................      32,837        48,343        24,663      105,843
DAC and VOBA.....................................         222         2,627            13        2,862
Goodwill.........................................          --           101            95          196
Separate account assets..........................       3,509        27,233            --       30,742
Policyholder liabilities.........................      26,809        16,506         3,718       47,033
Separate account liabilities.....................       3,509        27,233            --       30,742

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     -------------------------------------------------
FOR THE YEAR ENDED                                                                CORPORATE &
DECEMBER 31, 2003                                    INSTITUTIONAL   INDIVIDUAL      OTHER      TOTAL
------------------                                   -------------   ----------   -----------   ------
                                                                       (IN MILLIONS)
Premiums...........................................     $  921          $126         $ 35       $1,082
Universal life and investment-type product policy
  fees.............................................         69           462           --          531
Net investment income..............................      1,268           950          525        2,743
Other revenues.....................................         --            74           69          143
Net investment gains (losses)......................         (6)          (34)          72           32
Policyholder benefits and claims...................      1,368           153           47        1,568
Interest credited to policyholder account
  balances.........................................        650           598           --        1,248
Other expenses.....................................         41           456           60          557
Income from continuing operations before provision
  for income taxes.................................        193           371          594        1,158
Income from discontinued operations, net of income
  taxes............................................         --            --          440          440
Net income.........................................        126           306          926        1,358

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Substantially all of the Company's revenues originated in the United States.

14.  DISCONTINUED OPERATIONS

     As described in Note 1, and in accordance with the Acquisition Agreement, Primerica, a former operating segment of the Company, was distributed in the form of a dividend to CIHC on June 30, 2005.

     In accordance with SFAS No. 144 the distribution of Primerica by dividend to CIHC qualifies as a disposal by means other than a sale. As such, Primerica was treated as continuing operations until the date of disposal and, upon the date of disposal, the results from the operations were reclassified as discontinued operations for all periods presented.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes Primerica's financial information:

                                                                 PREDECESSOR
                                                      ----------------------------------
                                                      SIX MONTHS ENDED     YEARS ENDED
                                                          JUNE 30,        DECEMBER 31,
                                                      ----------------   ---------------
                                                            2005          2004     2003
                                                      ----------------   ------   ------
                                                                (IN MILLIONS)
Revenues from discontinued operations...............        $900         $1,770   $1,660
Expenses from discontinued operations...............         539          1,038      989
                                                            ----         ------   ------
Income from discontinued operations before provision
  for income taxes..................................         361            732      671
Provision for income taxes..........................         121            241      231
                                                            ----         ------   ------
  Income from discontinued operations, net of income
     taxes..........................................        $240         $  491   $  440
                                                            ====         ======   ======

     The following is a summary of Primerica's assets and liabilities at:

                                                                PREDECESSOR
                                                               -------------
                                                               DECEMBER 31,
                                                                   2004
                                                               -------------
                                                               (IN MILLIONS)
ASSETS
Investments.................................................      $ 5,891
Cash and cash equivalents...................................           31
Premiums and other receivables..............................          844
Deferred policy acquisition costs...........................        2,177
Other assets................................................          492
Separate account assets.....................................          584
                                                                  -------
Total assets held-for-sale..................................      $10,019
                                                                  =======

LIABILITIES
Future policy benefits......................................      $ 3,545
Deferred income taxes payable...............................          849
Other liabilities...........................................          767
Separate account liabilities................................          584
                                                                  -------
Total liabilities held-for-sale.............................      $ 5,745
                                                                  =======

     Primerica Financial Services, Inc. ("PFS"), a former affiliate, was a distributor of products for the Company. PFS or its affiliates sold $473 million, $983 million and $714 million of individual annuities for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to PFS were $19 million, $75 million and $58 million for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively.

     Included in investments above is a $391 million investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2005                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $48,162     $ 48,162
  Trading securities........................................             $   452     $    452
  Equity securities.........................................             $   421     $    421
  Mortgage and consumer loans...............................             $ 2,094     $  2,087
  Policy loans..............................................             $   881     $    881
  Short-term investments....................................             $ 1,486     $  1,486
  Cash and cash equivalents.................................             $   521     $    521
  Mortgage loan commitments.................................    $339     $    --     $     (2)
  Commitments to fund partnership investments...............    $715     $    --     $     --
Liabilities:
  Policyholder account balances.............................             $28,851     $ 27,795
  Payables for collateral under securities loaned and other
     transactions...........................................             $ 8,750     $  8,750

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2004                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $ 42,621    $ 42,621
  Trading securities........................................             $  1,346    $  1,346
  Equity securities.........................................             $    374    $    374
  Mortgage and consumer loans...............................             $  2,124    $  2,197
  Policy loans..............................................             $  1,084    $  1,084
  Short-term investments....................................             $  3,502    $  3,502
  Cash and cash equivalents.................................             $    215    $    215
  Mortgage loan commitments.................................    $213     $     --    $     --
  Commitments to fund partnership investments...............    $389     $     --    $     --
Liabilities:
  Policyholder account balances.............................             $ 29,601    $ 29,769
  Payables for collateral under securities loaned and other
     transactions...........................................             $  2,215    $  2,215

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     During 1995, Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, acquired 100% of the group life business of TIC. The Company's consolidated balance sheet includes a reinsurance receivable related to this business of $387 million at December 31, 2005 and $409 million at December 31, 2004. Ceded premiums related to this business were $1 million for both the six

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

months ended December 31, 2005 and June 30, 2005. Ceded benefits related to this business were $11 million and $13 million, for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In December 2004, TIC and TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $48 million. Fees associated with this contract, included within other expenses, were $1 million and $40 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TIC's and TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate. Reinsurance recoverables, under these agreements with RGA, were $47 million and $30 million at December 31, 2005 and 2004, respectively. Ceded premiums earned, universal life fees and benefits incurred were $4 million, $34 million and $54 million, respectively, for the six months ended December 31, 2005 and $5 million, $18 million and $28 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, the Company had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of ($1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, the Company sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid Citigroup and its subsidiaries $22 million, $41 million and $55 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively, for these services.

     The Company has received reimbursements from Citigroup and its former affiliates related to the Company's increased benefit and lease expenses after the spin-off of Travelers Property and Casualty, a former affiliate of the Company and Citigroup. These reimbursements totaled $8 million, $27 million and $34 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     At December 31, 2004, the Company maintained a short-term investment pool in which its insurance affiliates participated. The position of each company participating in the pool is calculated and adjusted daily. The Company's pool amounted to $3.3 billion at December 31, 2004.

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets, Inc., of $342 million for the year ended December 31, 2004.

     Included in other invested assets was a $2.8 billion investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost. Dividends received on these investments were $84 million and $203 million for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. The dividends received in 2005 were subsequently distributed back to Citigroup as part of the restructuring transactions prior to the Acquisition. See Note 10.

     The Company had investments in an affiliated joint venture, Tishman Speyer, of $93 million at December 31, 2004. Income of $99 million, $54 million and $19 million was earned on these investments for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the ordinary course of business, the Company purchased and sold securities through affiliated broker-dealers, including Smith Barney. These transactions were conducted on an arm's-length basis. Amounts due to Smith Barney were $364 million at December 31, 2004. The Company marketed deferred annuity products and life insurance through its affiliate, Smith Barney. Annuity products related to these products were $345 million, $877 million $835 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Life premiums were $55 million, $138 million and $115 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to Smith Barney were $33 million, $72 million and $70 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. The Company also marketed individual annuity and life insurance through its affiliated broker-dealers. Deposits received from affiliated broker-dealers were $1.1 billion, $2.0 billion and $1.8 billion in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to affiliated broker-dealers were $45 million, $90 million and $83 million in the six months ended June 30, 2005 and in 2004 and 2003, respectively.

17.  SUBSEQUENT EVENT

     On February 14, 2006, TIC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Insurance Company (the "Charter Amendment"). The Charter Amendment changes the name of TIC to "MetLife Insurance Company of Connecticut" and is effective on May 1, 2006.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005

                                 (IN MILLIONS)

                                                                        SUCCESSOR
                                                     -----------------------------------------------
                                                                                        AMOUNT AT
                                                          COST OR        ESTIMATED    WHICH SHOWN ON
                                                     AMORTIZED COST(1)   FAIR VALUE   BALANCE SHEET
                                                     -----------------   ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities...............       $ 6,153         $ 6,112        $ 6,112
     State and political subdivision securities....           632             607            607
     Foreign government securities.................           472             487            487
     Public utilities..............................         2,590           2,546          2,546
     Convertibles and bonds with warrants
       attached....................................             1               1              1
     All other corporate bonds.....................        19,520          19,107         19,107
  Residential and commercial mortgage-backed, and
     other asset-backed securities.................        19,443          19,266         19,266
  Redeemable and preferred stock...................            37              36             36
                                                          -------         -------        -------
     Total fixed maturities........................        48,848         $48,162         48,162
                                                          -------         =======        -------
Trading Securities.................................           457         $   452            452
                                                                          =======
Equity Securities:
  Common stocks:
     Banks, trust and insurance companies..........             1               1              1
     Industrial, miscellaneous and all other.......            96              97             97
  Non-redeemable preferred stocks..................           327             323            323
                                                          -------         -------        -------
     Total equity securities.......................           424         $   421            421
                                                          -------         =======        -------
Mortgage and consumer loans........................         2,094                          2,094
Policy loans.......................................           881                            881
Real estate and real estate joint ventures.........            96                             96
Other limited partnership interests................         1,248                          1,248
Short-term investments.............................         1,486                          1,486
Other invested assets..............................         1,029                          1,029
                                                          -------                        -------
     Total investments.............................       $56,563                        $55,869
                                                          =======                        =======

---------------

(1) The Company's trading securities portfolio is mainly comprised of fixed maturities. Cost for fixed maturities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND DECEMBER 31, 2004 (PREDECESSOR)

                                 (IN MILLIONS)

                                                   DAC        FUTURE POLICY      POLICYHOLDER
                                                   AND     BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                            VOBA    POLICYHOLDER FUNDS      BALANCES     REVENUE (1)
-------                                           ------   -------------------   ------------   -----------
AS OF DECEMBER 31, 2005 (SUCCESSOR)
Institutional...................................  $  161         $11,880           $16,460         $  1
Individual......................................   3,540           2,179            16,526           21
Corporate & Other...............................      --           4,305                --           --
                                                  ------         -------           -------         ----
                                                  $3,701         $18,364           $32,986         $ 22
                                                  ======         =======           =======         ====

AS OF DECEMBER 31, 2004 (PREDECESSOR)
Institutional...................................  $  222         $ 8,011           $18,798         $ 17
Individual......................................   2,627           1,549            14,957          206
Corporate & Other...............................      13           3,718                --           --
                                                  ------         -------           -------         ----
                                                  $2,862         $13,278           $33,755         $223
                                                  ======         =======           =======         ====

---------------

(1) Amounts are included in other policyholder funds column for successor and in other liabilities for predecessor.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR)
                        AND JUNE 30, 2005 (PREDECESSOR)
          AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)

                                 (IN MILLIONS)

                            PREMIUM                  POLICYHOLDER   AMORTIZATION OF
                            REVENUES       NET       BENEFITS AND    DAC AND VOBA       OTHER         PREMIUMS
                           AND POLICY   INVESTMENT     INTEREST       CHARGED TO      OPERATING       WRITTEN
SEGMENT                       FEES        INCOME       CREDITED     OTHER EXPENSES    EXPENSES    (EXCLUDING LIFE)
-------                    ----------   ----------   ------------   ---------------   ---------   ----------------
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2005 (SUCCESSOR)
Institutional............    $  133       $  711        $  627           $  1           $ 29            $ --
Individual...............       518          381           378            185            182              --
Corporate & Other........        13          124            22             --            (14)             --
                             ------       ------        ------           ----           ----            ----
                             $  664       $1,216        $1,027           $186           $197            $ --
                             ======       ======        ======           ====           ====            ====
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Institutional............    $  239       $  778        $  828           $  4           $ 16            $206
Individual...............       475          547           449            231            162              62
Corporate & Other........        17          283            20              1             27              17
                             ------       ------        ------           ----           ----            ----
                             $  731       $1,608        $1,297           $236           $205            $285
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Institutional............    $  792       $1,443        $1,878           $  7           $ 33            $719
Individual...............       775        1,027           799            401            255              72
Corporate & Other........        34          542            39              2             64              34
                             ------       ------        ------           ----           ----            ----
                             $1,601       $3,012        $2,716           $410           $352            $825
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Institutional............    $  990       $1,268        $2,018           $ 12           $ 29            $921
Individual...............       588          950           751            266            190              25
Corporate & Other........        35          525            47              2             58              35
                             ------       ------        ------           ----           ----            ----
                             $1,613       $2,743        $2,816           $280           $277            $981
                             ======       ======        ======           ====           ====            ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
         AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED
                      DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                % AMOUNT
                                                        GROSS                           NET     ASSUMED
                                                        AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                       --------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED
  DECEMBER 31, 2005 (SUCCESSOR)
Life insurance in-force..............................  $109,333   $78,438   $   --    $30,895      --%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    237   $    34   $   --    $   203      --%
  Accident and health................................       144       125       --         19      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    381   $   159   $   --    $   222      --%
                                                       ========   =======   ======    =======
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Insurance Premium:
  Life insurance.....................................  $    335   $    27   $   --    $   308      --%
  Accident and health................................       129       112       --         17      --%
  Property and casualty insurance....................         2         2       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    466   $   141   $   --    $   325      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Life insurance in-force..............................  $100,794   $73,575   $3,313    $30,532    10.9%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    927   $    51   $   --    $   876      --%
  Accident and health................................       263       228       --         35      --%
  Property and casualty insurance....................         1         1       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,191   $   280   $   --    $   911      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Life insurance in-force..............................  $ 89,443   $62,957   $3,362    $29,848    11.3%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $  1,086   $    40   $   --    $ 1,046      --%
  Accident and health................................       269       233       --         36      --%
  Property and casualty insurance....................        21        21       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,376   $   294   $   --    $ 1,082      --%
                                                       ========   =======   ======    =======

                      UNALLOCATED GROUP VARIABLE CONTRACT


                        METLIFE RETIREMENT PERPSECTIVES


                      STATEMENT OF ADDITIONAL INFORMATION


           METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES


                        GROUP VARIABLE ANNUITY CONTRACT
                                   ISSUED BY


                   METLIFE INSURANCE COMPANY OF CONNECTICUT*

                                 ONE CITYPLACE
                       HARTFORD, CONNECTICUT 06103-3415


* The Travelers Life Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred




2447                                                                   May 2006

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:


    Statement of Assets and Liabilities as of December 31, 2005
    Statement of Operations for the year ended December 31, 2005
    Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
    Statement of Investments as of December 31, 2005

    Notes to Financial Statements

    The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the report of Independent Auditors, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:


    Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003
    Consolidated Balance Sheets as of December 31, 2005 and 2004 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2005, 2004 and 2003
    Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

    Notes to Consolidated Financial Statements
    Financial Statement Schedules.

(b) Exhibits


  EXHIBIT
  NUMBER  DESCRIPTION
  ------  -----------
   1.     Resolution of The Travelers Insurance Company Board of Directors
          authorizing the establishment of the Registrant. Not applicable.

   2.     Not Applicable.

   3(a).  Distribution and Principal Underwriting Agreement between The
          Travelers Insurance Company and Travelers Distribution LLC.
          (Incorporated herein by reference to Exhibit 4 to Pre-Effective
          Amendment No. 1 to the Registration Statement on Form N-4, File
          No. 333-118412, filed March 4, 2005.)

   3(b) Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration
          Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

   3(c) Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers
          Fund ABD for Variable Annuities to the Registration Statement on
          Form N-4, File No. 033-65343 filed April 6, 2006.)

   4. Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration
          Statement on Form N-4, File No. 333-118412, filed March 4, 2005.)

               a.Company Name Change Endorsement. (Incorporated
                 herein by reference to Exhibit 4(c) to Post-Effective
                 Amendment No. 14 to the Registration Statement on
                 Form N-4, File No. 033-65343 filed April 6, 2006.
               b.Roth 401 Endorsement. (Incorporated herein by reference
                 to Exhibit 4 to Post-Effective Amendment No. 14 to The
                 Travelers Fund ABD for Variable Annuities to the
                 Registration Statement on Form N-4, File No. 033-65343
                 filed April 6, 2006
               c.Roth 403(b) Endorsement. (Incorporated herein by
                 reference to Exhibit 4 to Post-Effective Amendment No.
                 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-
                 65343 filed April 6, 2006.

 5. Form of Application. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on
        Form N-4, File No. 333-118412, filed March 4, 2005.)

             a.Master Data Sheet Travelers Retirement Perspectives Rev.
               5-05 L-21015TRP
             b.Master Data Sheet Travelers Retirement Perspectives Rev.
               7-05 L-21015TRP
             c.Master Data Sheet Travelers Retirement Perspectives Rev.
               8-29-05 L-21015TRP
             d.Master Data Sheet Travelers Retirement Perspectives Rev.
               11-05 L-21015TRP
             e.Master Data Sheet Travelers Retirement Perspectives Rev.
               1-06 L-21015TRP
             f.Master Data Sheet Travelers Retirement Perspectives NY
               Rev. 5-05 L-21015NY
             g.Master Data Sheet Travelers Retirement Perspectives NY
               Rev. 7-05 L-21015NY
             h.Master Data Sheet Travelers Retirement Perspectives NY
               Rev. 8-29-05 L-21015NY
             i.Master Data Sheet Travelers Retirement Perspectives NY
               Rev. 11-05 L-21015NY

 6(a).  Charter of The Travelers Insurance Company, as amended on
        October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed
        November 13, 1998.)

 6(b)   By-Laws of The Travelers Insurance Company, as amended on
        October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40193, filed
        November 13, 1998.)

 6(c) Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006.
        (Incorporated herein by reference to Post-Effective Amendment No.
        14 to The Travelers Fund ABD for Variable Annuities Registration
        Statement on Form N-4 , File No. 033-65343 filed April 6, 2006.)

 7.     Specimen Reinsurance Agreement. Not applicable.

 8. Form of Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration
        Statement on Form N-4, File No. 333-82009, filed April 20, 2005.)

 8(a)   Participation Agreement Among Met Investors Series Trust, Met
        Investors Advisory, LLC, MetLife Investors Distribution Company, The
        Travelers Insurance Company and The Travelers Life and Annuity
        Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The
        Travelers Fund ABD for Variable Annuities Registration Statement on
        Form N-4, File No. 033-65343 filed April 6, 2006.)

 8(b)   Participation Agreement Among Metropolitan Series Fund, Inc.,
        MetLife Advisers, LLC, Metropolitan Life Insurance Company, The
        Travelers Insurance Company and The Travelers Life and Annuity
        Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The
        Travelers Fund ABD for Variable Annuities Registration Statement on
        Form N-4, File No. 033-65343 filed April 6, 2006.)

 9.     Opinion of Counsel as to the legality of securities being registered.
        (Incorporated herein by reference to Exhibit 9 to the Registration
        Statement on Form N-4, filed August 19, 2004.)

 10.(a) Consent of KPMG LLP, Independent Registered Public Accounting
        Firm. Filed herewith.

 10.(b) Consent of Deloitte and Touche LLP, Independent Registered Public
        Accounting Firm. Filed herewith.

 11.    Not applicable.

 12.    Not applicable.

 15.    Powers of Attorney authorizing Michele H. Abate, Thomas S. Clark,
        John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C.
        Sandonato, Myra L. Saul, and Marie C. Swift to act as signatory for C.
        Robert Henrikson, Leland C. Launer, Jr., Lisa M. Weber, Stanley J.
        Talbi, and Joseph J. Prochaska,Jr. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the TIC Separate Account
        Eleven for Variable Annuities Registration Statement on Form N-4,
        File No. 333-101778, filed September 20, 2005).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


 NAME AND PRINCIPAL                     POSITIONS AND OFFICES
 BUSINESS ADDRESS                       WITH INSURANCE COMPANY
 -------------------------------------  --------------------------------------
 C. Robert Henrikson (a)                Director, Chairman, President and
                                        Chief Executive Officer
 Leland C. Launer, Jr. (e)              Director
 Lisa M. Weber (a)                      Director
 Steven A. Kandarian (b)                Executive Vice President and Chief
                                        Investment Officer
 James L. Lipscomb (a)                  Executive Vice President and General
                                        Counsel
 Gwenn L. Carr (a)                      Senior Vice President and Secretary
 Joseph J. Prochaska, Jr. (a)           Senior Vice President and Chief
                                        Accounting Officer
 Stanley J. Talbi (a)                   Senior Vice President and Chief
                                        Financial Officer
 Anthony J. Williamson (a)              Senior Vice President and Treasurer
 Michael K. Farrell (b)                 Senior Vice President
 Hugh C. McHaffie (d)                   Senior Vice President
 Roberto Baron (a)                      Vice President and Senior Actuary
 Steven J. Brash (a)                    Vice President
 William D. Cammarata (f)               Vice President
 Vincent Cirulli (b)                    Vice President
 James R. Dingler (b)                   Vice President
 Elizabeth M. Forget (g)                Vice President
 Judith A. Gulotta (b)                  Vice President
 S. Peter Headley (h)                   Vice President and Assistant Secretary
 C. Scott Inglis (b)                    Vice President
 Daniel D. Jordan (d)                   Vice President and Assistant Secretary
 Bennett Kleinberg (c)                  Vice President and Actuary
 Paul L. LeClair (d)                    Vice President and Actuary
 Gene L. Lunman (c)                     Vice President
 Joseph J. Massimo (f)                  Vice President
 Daniel A. O'Neill (b)                  Vice President
 Mark S. Reilly (c)                     Vice President
 Mark J. Remington (c)                  Vice President
 Jonathan L. Rosenthal (b)              Vice President and Chief Hedging
                                        Officer
 Ragai A. Roushdy (b)                   Vice President
 Erik V. Savi (b)                       Vice President
 Kevin M. Thornwarth (b)                Vice President
 Mark. H. Wilsmann (b)                  Vice President
 Louis P. DiGiacomo (a)                 Assistant Vice President
 Christopher A. Kremer (d)              Assistant Vice President and Actuary
 Sharon A. Owens (c)                    Assistant Vice President
 Linn K. Richardson (c)                 Assistant Vice President and Actuary
 Ellen N. Derrig (b)                    Assistant Secretary
 William K. Ding (b)                    Assistant Secretary
 William P. Gardella (b)                Assistant Secretary
 Nancy J. Hammer (i)                    Assistant Secretary
 Donald J. Healy, Jr. (j)               Assistant Secretary
 Todd Lurie (b)                         Assistant Secretary
 Mark T. Pallis (k)                     Assistant Secretary
 Edward M. Pollock (k)                  Assistant Secretary
 Gregory M. Harrison (a)                Assistant Treasurer
 James W. Koeger (l)                    Assistant Treasurer
 Patricia M. Wersching (l)              Assistant Treasurer
 Joseph A. Zdeb (a)                     Assistant Treasurer

Principal Business Address:

(a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York
11101
(b) 10 Park Avenue, Morristown, NJ 07962
(c) 185 Asylum Street, Hartford, CT 06103
(d) 501 Boylston Street, Boston, MA 02116
(e) 501 Route 22, Bridgewater, NJ 08807
(f) 18210 Crane Nest Drive, Tampa, FL 33647
(g) 260 Madison Avenue, New York, NY 10016
(h) 6750 Poplar Avenue, Germantown, TN 38138
(i) 2400 Lakeview Parkway, Alpharetta, GA 30004
(j) 2021 Spring Road, Oak Brook, IL 60523
(k) 400 South El Camino Real, San Mateo, CA 94402
(l) 13045 Tesson Ferry Road, St. Louis, MO 63128

--------
(a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York
11101
(b) 10 Park Avenue, Morristown, NJ 07962
(c) 185 Asylum Street, Hartford, CT 06103

(d) 501 Boylston Street, Boston, MA 02116
(e) 501 Route 22, Bridgewater, NJ 08807
(f) 18210 Crane Nest Drive, Tampa, FL 33647
(g) 260 Madison Avenue, New York, NY 10016
(h) 6750 Poplar Avenue, Germantown, TN 38138
(i) 2400 Lakeview Parkway, Alpharetta, GA 30004
(j) 2021 Spring Road, Oak Brook, IL 60523
(k) 400 South El Camino Real, San Mateo, CA 94402
(l) 13045 Tesson Ferry Road, St. Louis, MO 63128


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Registrant and Depositor and ultimately controlled by MetLife, Inc. An organizational chart of MetLife, Inc. follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2006: Qualified: 7,494


ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.


C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and Travelers Distribution LLC, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

RULE 484 UNDERTAKING


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER


(a) MLI Distribution LLC

    One Cityplace
    Hartford, CT 06103-3415


MLI Distribution LLC also serves as principal underwriter for the following funds:

MetLife of CT Fund U for Variable Annuities (formerly, The Travelers Fund U for Variable Annuities), MetLife of CT Fund VA for Variable Annuities (formerly, The Travelers Fund VA for Variable Annuities), MetLife of CT Fund BD for Variable Annuities (formerly, The Travelers Fund BD for Variable Annuities), MetLife of CT Fund BD II for Variable Annuities (formerly, The Travelers Fund BD II for Variable Annuities), MetLife of CT Fund BD III for Variable Annuities (formerly, The Travelers Fund BD III for Variable Annuities), MetLife of CT Fund BD IV for Variable Annuities (formerly, The Travelers Fund BD IV for Variable Annuities), MetLife of CT Fund ABD for Variable Annuities (formerly, The Travelers Fund ABD for Variable Annuities), MetLife of CT Fund ABD II for Variable Annuities (formerly, The Travelers Fund ABD II for Variable Annuities), MetLife of CT Separate Account PF for Variable Annuities (formerly, The Travelers Separate Account PF for Variable Annuities), MetLife of CT Separate Account PF II for Variable Annuities (formerly, The Travelers Separate Account PF II for Variable Annuities), MetLife of CT Separate Account QP for Variable Annuities (Formerly, The Travelers Separate Account QP for Variable Annuities), MetLife of CT Separate Account TM for Variable Annuities (formerly, The Travelers Separate Account TM for Variable Annuities), MetLife of CT Separate Account Six for Variable Annuities (formerly, The Travelers Separate Account Six for Variable Annuities), MetLife of CT Separate Account Seven for Variable Annuities (formerly, The Travelers Separate Account Seven for Variable Annuities), MetLife of CT Separate Account Eight for Variable Annuities (formerly, The Travelers Separate Account Eight for Variable Annuities), MetLife of CT Separate Account Nine for Variable Annuities (formerly, The Travelers Separate Account Nine for Variable Annuities), MetLife of CT Separate Account Ten for Variable Annuities (formerly, The Travelers Separate Account Ten for Variable Annuities), MetLife of CT Fund UL for Variable Life Insurance (formerly, The Travelers Fund UL for Variable Life Insurance), MetLife of CT Fund UL II for Variable Life Insurance (formerly, The Travelers Fund UL II for Variable Life Insurance), MetLife of CT Fund UL III for Variable Life Insurance (formerly, The Travelers Fund UL III for Variable Life Insurance), MetLife of CT Variable Life Insurance Separate Account One (formerly, The Travelers Variable Life Insurance Separate Account One), MetLife of CT Variable Life Insurance Separate Account Two (formerly, The Travelers Variable Life Insurance Separate Account Two), MetLife of CT Variable Life Insurance Separate Account Three (formerly, The Travelers Variable Life Insurance Separate Account Three), MetLife of CT Variable Life Insurance Separate Account Four

(formerly, The Travelers Variable Life Insurance Separate Account Four), The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, MetLife of CT Quality Bond Account for Variable Annuities (formerly, The Travelers Quality Bond Account for Variable Annuities), MetLife of CT Money Market Account for Variable Annuities ( The Travelers Money Market Account for Variable Annuities), The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, MetLife of CT Separate Account Eleven for Variable Annuities (formerly, TIC Separate Account Eleven for Variable Annuities), MetLife of CT Separate Account Twelve for Variable Annuities (formerly, TLAC Separate Account Twelve for Variable Annuities), MetLife of CT Separate Account Thirteen for Variable Annuities (formerly, TIC Separate Account Thirteen for Variable Annuities), MetLife of CT Separate Account Fourteen for Variable Annuities (formerly, TLAC Separate Account Fourteen for Variable Annuities), MetLife of CT Variable Annuity Separate Account 2002 (formerly, TIC Variable Annuity Separate Account 2002) and MetLife Life and Annuity oF CT Variable Annuity Separate Account 2002 (formerly, TLAC Variable Annuity Separate Account 2002



(b) NAME AND PRINCIPAL        POSITIONS AND OFFICES
    BUSINESS ADDRESS          WITH UNDERWRITER
    ----------------          ----------------
    Leslie Sutherland (a)     President
    Steven J. Brash (a)       Vice President
    Debora L. Buffington (b)  Vice President, Director of Compliance
    Charles M. Deuth (a)      Vice President, National Accounts
    Anthony J. Dufault (b)    Vice President
    James R. Fitzpatrick (b)  Vice President
    Elizabeth M. Forget (c)   Vice President and Chief Marketing
                                Officer
    Helayne F. Klier (c)      Vice President
    Paul M. Kos (b)           Vice President
    Paul A. LaPiana (b)       Vice President, Life Insurance
                                Distribution Division
    Richard C. Pearson (b)    Vice President and Secretary
    John E. Petersen (e)      Vice President
    Robert H. Petersen (e)    Vice President and Chief Financial
                                Officer
    Deron J. Richens (b)      Vice President
    Paul A. Smith (a)         Vice President
    Cathy Sturdivant (b)      Vice President
    Paulina Vakouros (c)      Vice President
    Edward C. Wilson (b)      Vice President and Chief Distribution
                                Officer
    James R. Allen (b)        Assistant Vice President
    Robert H. Bruce (b)       Assistant Vice President
    Jeffrey A. Tupper (b)     Assistant Vice President
    Anthony J. Williamson (a) Treasurer
    Jonnie L. Crawford (b)    Assistant Secretary
    Gregory M. Harrison       Assistant Treasurer
    James W. Koeger (d)       Assistant Treasurer
    Michael K. Farrell (f)    Manager
    Craig W. Markham (d)      Manager
    William J. Toppeta (a)    Manager

     (a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101
     (b) 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (c) 260 Madison Avenue, New York, NY 10016
     (d) 13045 Tesson Ferry Road, St. Louis, MO 63128
     (e) 485-E U.S. Highway 1 South, 4th Floor, Iselin, NJ 08830
     (f) 10 Park Avenue, Morristown, NJ 07962


(c) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


(1) MetLife Insurance Company of Conneciticut

    One Cityplace
    Hartford, Connecticut 06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a).That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES


As required by the Securities Act of 1933, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 10th day of April 2006.


                        THE TRAVELERS INSURANCE COMPANY
                                 (Registrant)


                        The TRAVELERS INSURANCE COMPANY

                                  (Depositor)


                                              By: /s/ Bennett D. Kleinberg
                                                  -----------------------------
                                                  Bennett D. Kleinberg, Vice
                                                  President and Actuary



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of April 2006.



/s/ *C. ROBERT HENRIKSON L          Chairman, President and Chief
----------------------------------  Executive Officer
(C. Robert Henrikson)

/s/ LELAND C. LAUNER, JR.           Director
----------------------------------
(Leland C. Launer, Jr)

/s/ *LISA M. WEBER                  Director
----------------------------------
Lisa M. Weber

/s/ STANLEY J. TALBI                Senior Vice President and Chief
----------------------------------  Financial Officer
(Stanley J. Talbi)

/s/ JOSEPH J. PROCHASKA, JR.        Senior Vice President and Chief
----------------------------------  Accounting Officer
(Joseph J. Prochaska, Jr)


----------------------------------
*By:/s/ Myra L. Saul,
    Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION
----------- -----------
    5.           a.  Master Data Sheet Travelers Retirement Perspectives Rev. 5-05 L-21015TRP

                 b.  Master Data Sheet Travelers Retirement Perspectives Rev. 7-05 L-21015TRP

                 c.  Master Data Sheet Travelers Retirement Perspectives Rev. 8-29-05 L-21015TRP

                 d.  Master Data Sheet Travelers Retirement Perspectives Rev. 11-05 L-21015TRP

                 e.  Master Data Sheet Travelers Retirement Perspectives Rev. 1-06 L-21015TRP

                 f.  Master Data Sheet Travelers Retirement Perspectives NY Rev. 5-05 L-21015NY

                 g.  Master Data Sheet Travelers Retirement Perspectives NY Rev. 7-05 L-21015NY

                 h.  Master Data Sheet Travelers Retirement Perspectives NY Rev. 8-29-05 L-21015NY

                 i.  Master Data Sheet Travelers Retirement Perspectives NY Rev. 11-05 L-21015NY

    10.(a)  Consent of KPMG LLP, Independent Registered Public Accounting Firm.

    10(b)   Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. Filed herewith.